UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07912

Old Westbury Funds, Inc.
(Exact name of registrant as specified in charter)

103 Bellevue Parkway Wilmington, DE 19809
(Address of principal executive offices) (Zip code)

Jordan Hedge
BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
Wilmington, DE 19809
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-607-2200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.

Annual Report

October 31, 2022

BESSEMER INVESTMENT MANAGEMENT LLC

Investment Adviser

Old Westbury Funds, Inc.

Old Westbury Funds, Inc.
A Letter from the President (Unaudited)
October 31, 2022

Dear Shareholders:

Fiscal 2022 was marked by Russia’s invasion of Ukraine, soaring inflation including high energy prices, supply chain disruptions, and an unusual simultaneous bear market for stocks and bonds. While the economy has clearly begun to slow, it is important to note that a slowing economy is not necessarily an indicator of a severe recession. There are constructive elements in today’s picture, such as the continued strength of consumers and corporate balance sheets, which may help offset other negative economic factors.

Amid the backdrop of elevated inflation not seen in decades, the Federal Reserve embarked upon a particularly aggressive hiking campaign, raising interest rates by 25 basis points in March, 50 basis points in May, and 75 basis points during each of the four ensuing meetings. In 2022, both equity and bond markets experienced multiyear lows driven by the Federal Reserve’s hawkish policy shift as well as other factors, such as the economic effects of the Omicron variant of COVID-19, which weighed on sentiment and contributed to more persistent supply chain issues at the start of the year. Volatility continued throughout the year as persistent inflation and higher interest rates resulted in deteriorating sentiment and eventually slowing growth. Inflation became a challenge globally as the eurozone, U.K., and some emerging market countries experienced historically elevated levels.

Global governments and central banks have taken action, seeking to curb persistent inflation with numerous rounds of interest rate hikes as well as broader monetary policy tightening. In the U.S., inflation and interest rate dynamics remain the key issue today as the Federal Reserve continues to raise interest rates in response to stubborn inflation. Its overall goal is to tighten financial conditions so that the economy slows, the labor market cools, and inflation ultimately recedes. While overall domestic conditions are challenging, the relative outlook is more constructive compared to other key regions, such as Europe and Asia.

The Old Westbury All Cap Core Fund underperformed its primary benchmark, the MSCI ACWI Investable Market Index (Net), due to stock selection within communication services, healthcare, and financials, but it benefitted from its overweight position in the U.S. and stock selection within information technology, industrials, and energy. The Old Westbury Large Cap Strategies Fund underperformed its benchmark, the MSCI All Country World Large Cap Index (Net), as its stock selection in communication services, healthcare, and developed Europe detracted from relative performance. The Old Westbury Small & Mid Cap Strategies Fund underperformed its benchmark, MSCI All Country World Small Mid Cap Index (Net), as a result of stock selection in industrials, healthcare, and the U.S.

The Old Westbury Credit Income Fund underperformed its benchmark, the ICE Bank of America 1-10 Year U.S Corporate Index, as the higher interest rate environment hurt valuations across all duration profiles. The Old Westbury Fixed Income Fund underperformed its benchmark, the ICE Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index; the Fund’s overweight to credit and longer duration relative to the benchmark were a drag on performance, while its barbell structure aided performance. The Old Westbury Municipal Bond Fund underperformed its primary benchmark, the ICE Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index; duration and front-end positioning were detractors while yield-curve posture was additive. The Old Westbury California Municipal Bond Fund and the Old Westbury New York Municipal Bond Fund both performed in line with their respective benchmarks, the ICE Bank of America Merrill Lynch 3-7 Year AAA-AA Municipal Securities Index; duration positioning detracted while credit posture contributed to performance.

At year-end, the Adviser remains committed to its longstanding investment approach, characterized by independent research, a global orientation, and long-term perspective. We believe these disciplines will likely continue to provide competitive long-term results for shareholders and position the Adviser to fulfill the central mandate of participating in strong market environments, while preserving capital during difficult times.

Sincerely,

David W. Rossmiller
President
Old Westbury Funds, Inc.

2

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury All Cap Core Fund (the “Fund”) for the fiscal year ended October 31, 2022, was -21.34%. In comparison, the return of its primary benchmark, the MSCI ACWI Investable Market Index (Net)a, was -20.22%. The Fund’s secondary benchmark, a blend of 90% MSCI USA Index (Gross) and 10% MSCI ACWI ex USA Index (Net)a, returned -17.32%.

The most significant detractor to the Fund’s results relative to its primary benchmark was stock selection in communication services, healthcare, and financials. Stocks within these sectors with the highest negative relative contributions included Sea Ltd., Catalent, Inc., and Citigroup. Sea Ltd. contended with the sell-off in high-growth, high-valuation stocks in addition to company-specific headwinds, including the gaming ban and e-commerce exit from India, and slowing overall gaming growth. Catalent, Inc. lost significant value as reduced demand for vaccines hurt the company’s earnings outlook. Citigroup modestly underperformed the market as rising interest rates created fears of a slowing economy and therefore slower loan growth and increased loan defaults.

The most significant contributors to the Fund’s relative results were an overweight position in the U.S. and stock selection within information technology, industrials, and energy. Stocks in these sectors with the greatest relative positive contribution included Visa Inc., Northrop Grumman Corporation, and ConocoPhillips. Visa Inc. remained resilient as post-pandemic reopening benefitted credit card use. Northrop Grumman Corporation appreciated significantly on the emergence of persistent global tensions. ConocoPhillips appreciated significantly on the heels of both higher energy prices and operational improvements.

At fiscal year-end, versus the primary benchmark, the Fund maintained relative overweight positions in the information technology, consumer discretionary, and industrials sectors and underweight positions in consumer staples, financials, and materials. Relative to the primary benchmark, the Fund continued to be significantly overweight U.S. stocks (93%) versus non-U.S. stocks (7%).

[a]	The Net version of each index reflects no deductions for fees, expenses or income taxes.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

3

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY SECTOR

Sector:	Percentage of Net Assets
Banks	4.2%
Communication Services	5.5
Consumer Discretionary	11.7
Consumer Staples	5.0
Diversified Financials	6.0
Energy	4.7
Exchange-Traded Funds	3.4
Health Care	12.9
Industrials	11.3
Information Technology	25.2
Insurance	1.0
Materials	1.7
Real Estate	2.1
Utilities	2.0
Other*	3.3
100.0%

*	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
4

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2022 All Cap Core Fund
One Year	-21.34%
Five Year	9.51%
Ten Year	9.85%

MSCI ACWI IMI Index (Net)
One Year	-20.22%
Five Year	4.99%
Ten Year	7.96%

Blended Index (Net)
One Year	-17.32%
Five Year	9.25%
Ten Year	11.77%

On December 30, 2016, the Fund changed its name to All Cap Core Fund (formerly Large Cap Core Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy. The index performance is not illustrative of the Fund’s performance and performance of the fund will differ; the use of the index performance is not intended to mask negative performance.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2022 as 0.96%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2022 can be found in the Financial Highlights.

5

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Fund compares its performance to a blended benchmark, as a secondary benchmark, consisting of a 90% weighting in the MSCI USA Index (Gross) and a 10% weighting in the MSCI ACWI ex USA Index (Net) (the “Blended Index”). The MSCI ACWI IMI (Net) and the Blended Index (Net) also include the reinvestment of distributions but do not include fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI IMI (Net) and the Blended Index (Net) are unmanaged. Investments cannot be made directly in an index.

The value of an investment in the Fund will fluctuate, which means that an investor could lose the principal amount invested. Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

6

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Large Cap Strategies Fund (the “Fund”) for the fiscal year ended October 31, 2022, was -23.77%. In comparison, the return of the MSCI All Country World Large Cap Index (Net)a (“the Index”) was -19.47%.

Stock selection in communication services and healthcare detracted from relative performance. Stocks in these sectors with the highest negative relative contribution included Sea Ltd. Naver, and Wuxi Biologics. Sea Ltd. contended with the sell-off in high-growth, high-valuation stocks in addition to company-specific headwinds, including the gaming ban and e-commerce exit from India, and slowing overall gaming growth. Naver underperformed as slowing topline growth in advertising spending and margin compression impaired the company’s earnings outlooks. Wuxi Biologics saw significant geopolitical tensions, high valuation, and a normalization in the home country’s growth outlook that weighed on sentiment for the shares. Stock selection in developed Europe also detracted with notable names including Zalando and ASML Holding. Zalando underperformed due to a series of macroeconomic issues including weakening consumer sentiment in Europe, inflation, supply chain disruptions, and shifting apparel needs that have made wholesale buying more difficult. Building inventory concerns and a peak in wafer fabrication equipment demand have weighed on ASML Holding’s earnings and profitability outlook, leading the stock to underperform the market.

Stock selection within industrials, energy, and materials sectors contributed to relative performance. Stocks in these sectors with the greatest relative contribution included Northrop Grumman Corporation, Chevron, and Corteva. Northrop Grumman Corporation appreciated following increased global tensions and an alignment with the Department of Defense’s strategic initiatives. Shares in Chevron outperformed on the back of both higher energy prices and significant expansion of capital returns to shareholders. Corteva appreciated due to an improving mix of IP-protected agricultural solutions and a constructive operating outlook that have driven both sales and earnings revisions higher. An overweight position to the U.S. also contributed to relative performance.

At fiscal year-end, the Fund was relatively overweight industrials, energy, and materials. The Fund was relatively underweight consumer staples, communication services, healthcare, and financials. On a regional basis, as of fiscal year-end, the Fund was relatively overweight the U.S., while being underweight developed Europe, Japan, emerging markets, and other developed markets.

[a]	The Net version of each index reflects no deductions for fees, expenses or income taxes.
7

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:	Percentage of Net Assets
Australia	0.6%
Belgium	0.0	*
Brazil	0.5
Canada	1.4
Chile	0.0	*
China	3.4
Czech Republic	0.0	*
Denmark	0.0	*
Egypt	0.0	*
Faeroe Islands	0.0	*
Finland	0.1
France	1.3
Germany	0.2
Hong Kong	0.2
India	3.4
Indonesia	0.1
Ireland	0.5
Israel	0.0	*
Italy	0.0	*
Japan	0.7
Kazakhstan	0.1
Luxembourg	0.0	*
Malaysia	0.0	*
Mexico	0.0	*
Netherlands	1.3
Norway	0.1
Philippines	0.0	*
Poland	0.0	*
Portugal	0.0	*
Qatar	0.0	*
Singapore	0.3
South Africa	0.1
South Korea	0.1
Spain	0.0	*
Sweden	0.0	*
Switzerland	0.4
Taiwan	0.2
Thailand	0.2
Turkey	0.0	*
United Arab Emirates	0.1
United Kingdom	3.0
United States	71.3
Uruguay	0.8
Other**	9.6
	100.0%

*	Represents less than 0.01% of net assets.
**	Includes cash and equivalents, exchange-traded funds, U.S. Government Agencies, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
8

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2022 Large Cap Strategies Fund
One Year	-23.77%
Five Year	4.02%
Ten Year	7.40%

MSCI ACWI Large Cap Index (Net)
One Year	-19.47%
Five Year	5.60%
Ten Year	8.11%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2024, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding, Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 1.10%, (current net operating expense is 1.09%). The expense ratio including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2022 as 1.11%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2022 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI ACWI Large Cap Index (Net) also includes the reinvestment of distributions but not fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI Large Cap Index (Net) is unmanaged. Investments cannot be made directly in an index.

The value of an investment in the Fund will fluctuate, which means that an investor could lose the principal amount invested. Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

9

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Small & Mid Cap Strategies Fund (the “Fund”) for the fiscal year ended October 31, 2022, was -27.40%. In comparison, the return of the MSCI All Country World Small Mid Cap Index (Net)a (the “Index”) was -22.25%.

In terms of detractors, stock selection in the U.S. and in the industrials sector were a drag to relative performance. An overweight position to and stock selection in healthcare also detracted. U.S. stocks with the highest negative relative contribution included Match Group and Tesla. Match Group delivered results below investor expectations as execution issues around monetizing its core product, Tinder, were amplified by a failure to drive user growth back to pre-pandemic levels. Tesla reported softer quarterly vehicle delivery numbers due to issues in transport. Stocks in the industrial and healthcare sectors with the highest negative relative contribution included Codexis and Kornit. Codexis reduced full-year revenue guidance following lower client-led Research & Development engagements. Kornit traded down on pressures surrounding e-commerce textile production due to the anticipation of a recession and reduced consumer demand.

The most significant contributors to the Fund’s performance were underweight positions to the communication services, consumer discretionary, and real estate sectors. An overweight position to the consumer staples sector and positive stock selection in consumer staples and financials also contributed to relative performance. Individual stocks that contributed to relative performance include Dollarama and Alnylam Pharmaceuticals. Dollarama delivered strong results in line with its long-term growth profile, successfully navigating multiple layers of ongoing challenges such as inflation, supply chain disruptions, geopolitical concerns, and COVID-19. Alnylam Pharmaceuticals reported positive results from its phase III APOLLO-B trial, allowing the company to expand approval for its Onpattro drug.

At fiscal year-end, the Fund was overweight healthcare, technology, and industrials, and underweight real estate, utilities, consumer discretionary, and communication services. The Fund was regionally overweight other developed markets. Conversely, the Fund was underweight emerging markets and the U.S.

[a]	The Net version of each index reflects no deductions for fees, expenses or income taxes.
10

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:	Percentage of Net Assets
Australia	2.7%
Austria	0.2
Belgium	0.2
Bermuda	0.3
Brazil	0.6
Canada	3.9
Chile	0.0	*
China	2.8
Costa Rica	0.0	*
Cyprus	0.0	*
Denmark	1.6
Finland	0.4
France	1.3
Georgia	0.0	*
Germany	1.5
Greece	0.2
Hong Kong	0.6
Iceland	0.1
India	0.7
Indonesia	0.1
Ireland	0.1
Israel	2.8
Italy	0.7
Japan	7.3
Jersey Channel Islands	0.3
Netherlands	1.0
New Zealand	0.2
Norway	0.7
Peru	0.1
Poland	0.2
Portugal	0.1
Russia	0.0	*
Singapore	0.5
South Africa	0.2
South Korea	0.8
Spain	0.5
Sweden	1.0
Switzerland	1.8
Taiwan	0.6
Thailand	0.5
Turkey	0.6
United Kingdom	4.5
United States	40.2
Uruguay	0.2
Vietnam	0.0	*
Other**	17.9
	100.0%

*	Represents less than 0.01% of net assets.
**	Includes cash and equivalents, exchange-traded funds, rights/warrants, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
11

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2022 Small & Mid Cap Strategies Fund
One Year	-27.40%
Five Year	1.60%
Ten Year	6.32%

MSCI ACWI SMID Cap Index (Net)
One Year	-22.25%
Five Year	3.37%
Ten Year	7.55%

On December 30, 2016, the Fund changed its name to Small & Mid Cap Strategies Fund (formerly Small & Mid Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy. The index performance is not illustrative of the Fund’s performance and performance of the fund will differ; the use of the index performance is not intended to mask negative performance.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2024, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 1.10%, as disclosed in the Funds’ prospectus dated March 1, 2022. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 1.16% and after fee waivers as 1.12%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2022 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI ACWI SMID Cap Index (Net) also includes the reinvestment of distributions but not fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI SMID Cap Index (Net) is unmanaged. Investments cannot be made directly in an index.

12

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Investments made in small-capitalization and mid-capitalization companies are subject to greater volatility and less liquidity compared to investments made in larger and more established companies. The value of an investment in the Fund will fluctuate, which means that an investor could lose the principal amount invested. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

13

Old Westbury Funds, Inc.
Credit Income Fund
Investment Adviser’s Report (Unaudited)

The Old Westbury Credit Income Fund (the “Fund”) returned -17.80% for the fiscal year ended October 31, 2022. In comparison, the return of the ICE Bank of America 1-10 Year U.S. Corporate Index (the “Index”) was -12.56%.

The Fund’s credit allocation generally has a tilt toward risk-on assets; namely convertible bonds, preferred securities, and emerging market debt. Global equity and fixed income pressures did not spare these asset classes, especially considering their duration-sensitive risk profiles. A significant catalyst was driven by Russia’s invasion of Ukraine, which created more idiosyncratic volatility particularly in emerging market debt. After the invasion, the team rebalanced the Fund from interest rate sensitive agency mortgage-backed securities toward emerging market debt, convertible securities, and preferred securities, which marginally benefitted performance through the end of the fiscal year.

Non-Agency Mortgage-Backed Securities, which are bonds backed by a pool of mortgages created by private companies such as banks, faced dual headwinds of high fixed income volatility and elevated mortgage rates. This slowed the overall housing market, but underlying fundamentals remained strong and the overweight allocation to mortgages remained a strong conviction. While not immune to interest rates, the floating rate component of the securities helped insulate the allocation. High-yield fixed income also participated in the downside, but higher yields have helped the asset class remain relatively stable. Lowest-rated credit underperformed as it felt the strain of lower liquidity and the higher cost of capital due to the Federal Reserve’s removal of accommodation. The allocation to high yield is managed with a conservative bent via rating and sector positioning. The government security allocation consists of long-duration U.S. Treasuries and agency mortgage-backed securities, which are bonds backed by a pool of mortgages issued or guaranteed by the government or quasi-government agencies (the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac)). The Fund’s long-duration Treasuries have the highest sensitivity to interest rates. With the pronounced shift in monetary policy, performance is one of the worst on record for nearly all U.S. Treasuries. The allocation has been underweight long-duration Treasuries relative to a target weight of 25% for the Fund but still contributed negatively relative to the Index.

PORTFOLIO DIVERSIFICATION BY SECTOR

Sector:	Percentage of Net Assets
Asset-Backed Securities	16.0%
Bank Loans	0.4
Corporate Bonds	11.1
Exchange-Traded Funds	19.8
Non-Agency Mortgage-Backed Securities	24.0
Preferred Stocks	0.2
U.S. Government Agencies and Securities	23.6
Other*	4.9
100.0%

*	Includes cash and equivalents, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
14

Old Westbury Funds, Inc.
Credit Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2022 Credit Income Fund
One Year	-17.80%
Since Inception date of October 1, 2020	-6.48%

ICE Bank of America 1-10 Year U.S. Corporate Index
One Year	-12.56%
Since Inception date of October 1, 2020	-5.76%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2024, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 0.85%, as disclosed in the Funds’ prospectus dated March 1, 2022. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 0.95% and after fee waivers as 0.93%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2022 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 2 Years and 1 Month, with distributions reinvested. The ICE Bank of America 1-10 Year U.S. Corporate Index also includes the reinvestment of distributions but does not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America 1-10 Year U.S. Corporate Index is unmanaged. Investments cannot be made directly in an index.

Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets, and delinquencies and losses of the underlying mortgage or assets. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility. The Fund may invest in instruments that are volatile, speculative or otherwise risky. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

15

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited)

The Old Westbury Fixed Income Fund (the “Fund”) returned -10.39% for the fiscal year ended October 31, 2022. In comparison, the return of the ICE Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index (the “Index”) was -9.42%.

During the first half of the fiscal year, on concern that interest rate volatility would widen spreads, the team reduced exposure to credit risk by slightly lowering the overall allocation to corporate bonds, reducing the duration of the Fund’s credit holdings, and moving up in credit quality. The Fund had a barbell structure for most of the year, with an overweight in the front and long ends of the yield curve and an underweight to the belly. This structure, along with an exposure to Treasury Inflation Protected Securities, aided performance. In contrast, an overweight to credit and a longer duration than the Index were a drag on relative performance, though the reduction in credit risk helped limit underperformance.

As the fiscal year end approached, with significantly higher interest rates as a result of Federal Reserve hikes and the market pricing additional future interest rate hikes, the team began to increase duration and incrementally add credit exposure. The team believes that the combination of higher interest rates and wider spreads provides an opportunity to lock in higher yields for longer. At fiscal year-end, the Fund was also overweight duration relative to the Index and the Fund’s corporate bond exposure had moved up in quality relative to the beginning of the fiscal year. Exposure to asset-backed securities (ABS), a short-duration, high-quality asset class, and collateralized loan obligations (CLOs), whose underlying securities are floating-rate, were maintained throughout the year. A small exposure to TIPS, which helps protect against inflation, also was maintained.

16

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY SECTOR

Sector:	Percentage of Net Assets
Asset-Backed Securities	7.9%
Corporate Bonds	29.9
Municipal Bonds	0.7
Non-Agency Mortgage-Backed Securities	0.0 *
U.S. Government Securities	60.2
Other**	1.3
100.0%

*	Represents less than 0.01% of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
17

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2022 Fixed Income Fund
One Year	-10.39%
Five Year	-0.10%
Ten Year	0.31%

ICE Bank of America 1-10 Year AAA-A U.S. Corporate & Government Index
One Year	-9.42%
Five Year	0.23%
Ten Year	0.79%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2024, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.57%. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2022 as 0.68% and after fee waivers if 0.57%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2022 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The ICE Bank of America 1-10 Year AAA-A U.S. Corporate & Government Index also includes the reinvestment of distributions but does not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America 1-10 Year AAA-A U.S. Corporate & Government Index is unmanaged. Investments cannot be made directly in an index.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

18

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2022, was -8.09%. In comparison, the return of the primary benchmark, the ICE Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index (the “Index”), was -7.09%. The Fund’s secondary benchmark, the Lipper Short-Intermediate Municipal Debt Funds Index, returned -6.48%.

The Fund entered the year with a longer duration posture compared to its primary benchmark, reflective of supportive fundamentals, lower supply trends, and a favorable tax environment. As the first quarter unfolded and the Federal Reserve initiated its interest rate hiking cycle, however, the Fund shifted to a shorter duration posture and positioned for a flattening curve trend. Despite this shift, the magnitude and velocity of the repricing in the municipal market far exceeded the change in positioning, and ultimately, duration positioning and front-end positioning proved to be detractors relative to the Fund’s primary benchmark. Amid the volatility in the market throughout the year, municipal spreads also widened dramatically, leading to further performance erosion.

Offsetting these negative attributes, yield-curve positioning was additive to performance as the flattener came to fruition, as was roll down given the steepness of the belly of the municipal curve. Credit selection also contributed relative to the Fund’s primary benchmark as the Fund was positioned with a focus on high-quality securities, helping to buffer the higher levels of volatility experienced down the ratings curve.

At fiscal year end, the Fund was positioned marginally long-duration relative to its primary benchmark, with a higher-quality credit focus. Exposures varied across municipal sectors and Fund constituents were predominantly tax-exempt, although a small allocation to taxable municipals and U.S. Treasuries was maintained throughout the year.

19

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY STATE

State:	Percentage of Net Assets
Alabama	0.5%
Arizona	0.7
Arkansas	0.2
California	6.4
Colorado	1.4
Connecticut	1.5
Delaware	2.1
District of Columbia	2.4
Florida	2.1
Georgia	4.0
Hawaii	3.7
Illinois	0.1
Indiana	0.4
Iowa	0.7
Maryland	8.4
Massachusetts	5.1
Michigan	0.4
Minnesota	2.1
Mississippi	0.3
Nebraska	0.3
New Hampshire	0.1
New Jersey	4.4
New Mexico	0.3
New York	15.0
North Carolina	2.2
Ohio	2.3
Oklahoma	0.5
Oregon	0.8
Pennsylvania	2.0
Rhode Island	0.2
South Carolina	0.4
South Dakota	0.1
Tennessee	0.1
Texas	10.4
Utah	0.8
Virginia	4.3
Washington	5.5
Wisconsin	1.4
Other*	6.4
100.0%

*	Includes cash and equivalents, Corporate Bonds, U.S. Government Securities, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
20

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2022 Municipal Bond Fund
One Year	-8.09%
Five Year	0.04%
Ten Year	0.55%

ICE Bank of America 1-12 Year AAA-AA Municipal Securities Index
One Year	-7.09%
Five Year	0.51%
Ten Year	1.13%

Lipper Short-Intermediate Municipal Debt Funds Index
One Year	-6.48%
Five Year	0.47%
Ten Year	0.85%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2024, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.57%. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2022 as 0.65% and after fee waivers as 0.57%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2022 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The ICE Bank of America 1-12 Year AAA-AA Municipal Securities Index and the Lipper Short-Intermediate Municipal Debt Funds Index also include the reinvestment of distributions but do not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank

21

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

of America 1-12 Year AAA-AA Municipal Securities Index and the Lipper Short-Intermediate Municipal Debt Funds Index are unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

22

Old Westbury Funds, Inc.
California Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury California Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2022, was -7.71%. In comparison, the return of its benchmark, the ICE Bank of America Merrill Lynch 3-7 Year AAA-AA Municipal Securities Index (the “Index”), was -7.67%.

The Fund entered the year with a longer-than-benchmark duration posture, reflective of supportive fundamentals, lower supply trends and a favorable tax environment. As the first quarter unfolded and the Federal Reserve initiated its interest rate hiking cycle, however, the Fund shifted to a shorter duration posture and was positioned for a flattening curve trend. Despite this shift, the magnitude and velocity of the repricing in the municipal market far exceeded the change in positioning, and ultimately, duration positioning detracted from performance relative to the Index.

Meanwhile, the Fund’s performance benefitted from a number of factors. Curve positioning and shape proved to be additive given a favorable bear flattening trend in the markets and longer-dated holdings performed better than short-dated counterparts. The Fund was able to capture positive roll down in the belly of the curve, and the relative underweight position in the AA ratings bucket helped mitigate much of the spread widening that took place during the year.

At fiscal year end, the Fund was positioned marginally long duration relative to the benchmark with a higher-quality credit focus. Exposures varied across municipal sectors and Fund constituents were predominantly tax-exempt, although a small allocation to taxable municipals and U.S. Treasuries was maintained throughout the year. In-state municipals were prioritized for purchase given the state’s onerous tax burden.

PORTFOLIO DIVERSIFICATION BY STATE

State:	Percentage of Net Assets
California	91.7%
Other*	8.3
100.0%

*	Includes cash and equivalents, Corporate Bonds, U.S. Government Securities, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
23

Old Westbury Funds, Inc.
California Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2022 California Municipal Bond Fund
One Year	-7.71%
Since Inception date of December 4, 2018	-0.04%

ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index
One Year	-7.67%
Since Inception date of December 4, 2018	0.38%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2024, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.57%. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2022 as 0.76% and after fee waivers as 0.57%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2022 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 3 Years and 11 Months, with distributions reinvested. The ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index also includes the reinvestment of distributions but does not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index is unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

24

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury New York Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2022, was -7.72%. In comparison, the return of its benchmark, the ICE Bank of America Merrill Lynch 3-7 Year AAA-AA Municipal Securities Index (the “Index”), was -7.67%.

The Fund entered the year with a longer-than-benchmark duration posture, reflective of supportive fundamentals, lower supply trends and a favorable tax environment. As the first quarter unfolded and the Federal Reserve initiated its rate hiking cycle, however, the Fund shifted to a shorter duration posture and positioned for a flattening curve trend. Despite this shift, the magnitude and velocity of the repricing in the municipal market far exceeded the change in positioning, and ultimately, duration positioning and front-end positioning proved to be relative detractors. Amid the volatility in the market throughout the year, municipal spreads also widened dramatically, leading to further performance erosion.

Offsetting these negative attributes, yield-curve positioning was additive to relative performance as the flattener came to fruition, as was roll down given the steepness of the belly of the municipal curve. Credit selection also contributed as the Fund was positioned up-in-quality, helping to buffer the higher levels of volatility experienced in lower-rated bonds.

At fiscal year end, the Fund was positioned marginally long-duration relative to the benchmark with a higher-quality credit focus. Exposures varied across municipal sectors and Fund constituents were predominantly tax-exempt, although a small allocation to taxable municipals and U.S. Treasuries was maintained throughout the year. In-state municipals were prioritized for purchase given the state’s onerous tax burden.

PORTFOLIO DIVERSIFICATION BY STATE

State:	Percentage of Net Assets
New York	93.0%
Other*	7.0
100.0%

*	Includes cash and equivalents, Corporate Bonds, U.S. Government Securities, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
25

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2022 New York Municipal Bond Fund
One Year	-7.72%
Since Inception date of December 4, 2018	0.10%

ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index
One Year	-7.67%
Since Inception date of December 4, 2018	0.38%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2024, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.57%. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2022 as 0.74% and after fee waivers as 0.57%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2022 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 3 Years and 11 Months, with distributions reinvested. The ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index also includes the reinvestment of distributions but does not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index is unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

26

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Period Ended October 31, 2022

As a shareholder of Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual Beginning Account Value 05/01/2022	Actual Ending Account Value 05/01/2022	Actual Expenses Paid During Period* 05/01/2022 - 10/31/2022	Actual Expense Ratio During Period** 05/01/2022 - 10/31/2022
All Cap Core Fund	$1,000.00	$932.30	$4.65	0.96%
Large Cap Strategies Fund	1,000.00	922.30	5.30	1.10%
Small & Mid Cap Strategies Fund	1,000.00	896.50	5.23	1.10%
Credit Income Fund	1,000.00	907.70	4.06	0.85%
Fixed Income Fund	1,000.00	955.10	2.79	0.57%
Municipal Bond Fund	1,000.00	979.90	2.83	0.57%
California Municipal Bond Fund	1,000.00	982.40	2.83	0.57%
New York Municipal Bond Fund	1,000.00	981.40	2.83	0.57%

*	Expenses are equal to the average account value times each Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.
27

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited) - (Continued)
For the Period Ended October 31, 2022

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Hypothetical Beginning Account Value 05/01/2022	Hypothetical Ending Account Value 10/31/2022	Hypothetical Expenses Paid During Period* 05/01/2022 - 10/31/2022	Hypothetical Expense Ratio During Period** 05/01/2022 - 10/31/2022
All Cap Core Fund	$1,000.00	$1,020.26	$4.86	0.96%
Large Cap Strategies Fund	1,000.00	1,019.55	5.57	1.10%
Small & Mid Cap Strategies Fund	1,000.00	1,019.55	5.57	1.10%
Credit Income Fund	1,000.00	1,020.81	4.31	0.85%
Fixed Income Fund	1,000.00	1,022.21	2.89	0.57%
Municipal Bond Fund	1,000.00	1,022.21	2.89	0.57%
California Municipal Bond Fund	1,000.00	1,022.21	2.89	0.57%
New York Municipal Bond Fund	1,000.00	1,022.21	2.89	0.57%

*	Expenses are equal to the average account value times each Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, these tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28

Old Westbury Funds, Inc.
All Cap Core Fund
Portfolio of Investments	October 31, 2022

Shares		Value

COMMON STOCKS — 93.3%
Banks — 4.2%
1,873,452	Bank of America Corp.	$67,519,210
396,130	JPMorgan Chase & Co.	49,864,844
		117,384,054
Communication Services — 5.5%
1,148,857	Alphabet, Inc. - Class C(a)	108,750,804
90,760	Meta Platforms, Inc. - Class A(a)	8,455,201
314,675	Take-Two Interactive Software, Inc.(a)	37,282,694
		154,488,699
Consumer Discretionary — 11.7%
102,654	Advance Auto Parts, Inc.	19,496,048
670,315	Amazon.com, Inc.(a)	68,667,069
481,275	ANTA Sports Products Ltd.	4,230,504
174,638	Aptiv Plc(a)	15,904,283
111,863	Burlington Stores, Inc.(a)	15,991,934
115,062	Dollar General Corp.	29,346,563
531,831	Dollarama, Inc.	31,601,071
34,399	Domino’s Pizza, Inc.	11,428,724
151,407	Expedia Group, Inc.(a)	14,152,012
227,869	Hilton Worldwide Holdings, Inc.	30,821,561
4,203,991	Li Ning Co. Ltd.	21,743,904
56,697	LVMH Moet Hennessy Louis Vuitton SE	35,803,688
22,415	MercadoLibre, Inc.(a)	20,209,812
105,211	Wyndham Hotels & Resorts, Inc.	7,988,671
		327,385,844
Consumer Staples — 5.0%
281,625	BJ’s Wholesale Club Holdings, Inc.(a)	21,797,775
24,543	Costco Wholesale Corp.	12,308,315
262,373	PepsiCo, Inc.	47,641,689
782,675	US Foods Holding Corp.(a)	23,292,408
244,110	Walmart, Inc.	34,744,176
		139,784,363
Diversified Financials — 6.0%
371,764	Blackstone, Inc.	33,882,571
1,311	Brookfield Asset Management, Inc. - Class A	51,929
530,264	Charles Schwab Corp. (The)	42,246,133
39,079	Moody’s Corp.	10,350,855
77,870	MSCI, Inc.	36,510,128
397,005	Nasdaq, Inc.	24,709,591
63,520	S&P Global, Inc.	20,405,800
		168,157,007
Energy — 4.7%
549,425	ConocoPhillips	69,276,998
129,840	Pioneer Natural Resources Co.	33,292,275
531,700	Schlumberger Ltd.	27,664,351
		130,233,624
Shares		Value

Health Care — 12.9%
614,379	Avantor, Inc.(a)	$12,392,025
1,032	Catalent, Inc.(a)	67,833
75,298	Cooper Cos, Inc. (The)	20,585,720
184,996	Danaher Corp.	46,557,943
331,542	IQVIA Holdings, Inc.(a)	69,514,411
49,247	Laboratory Corp. of America Holdings	10,925,939
105,541	STERIS Plc	18,214,266
74,214	Teleflex, Inc.	15,923,356
92,630	Thermo Fisher Scientific, Inc.	47,609,041
148,577	UnitedHealth Group, Inc.	82,482,522
248,333	Zoetis, Inc.	37,443,650
		361,716,706
Industrials — 11.3%
271,395	A.O. Smith Corp.	14,867,018
232,775	Canadian Pacific Railway Ltd.	17,352,831
93,997	Carlisle Cos, Inc.	22,446,484
351,220	Copart, Inc.(a)	40,397,324
252,355	Eaton Corp. Plc	37,870,915
121,484	Equifax, Inc.	20,596,397
61,755	HEICO Corp.	10,043,833
997,150	Howmet Aerospace, Inc.	35,448,683
565,602	IAA, Inc.(a)	21,453,284
163,054	Lincoln Electric Holdings, Inc.	23,153,668
75,212	Northrop Grumman Corp.	41,292,140
46,873	Saia, Inc.(a)	9,321,165
116,225	Union Pacific Corp.	22,912,596
		317,156,338
Information Technology — 25.2%
38,564	Adobe, Inc.(a)	12,282,634
476,610	Amphenol Corp. - Class A	36,141,336
954,803	Apple, Inc.	146,409,492
32,779	ASM International NV	7,282,137
62,679	ASML Holding NV	29,608,525
40,630	Aspen Technology, Inc.(a)	9,810,114
117,551	CDW Corp.	20,313,988
86,354	Keysight Technologies, Inc.(a)	15,038,549
694,594	Microsoft Corp.	161,236,105
153,328	Motorola Solutions, Inc.	38,287,535
86,132	Nice Ltd. - ADR(a)	16,355,606
601	NVIDIA Corp.	81,117
45,785	Paycom Software, Inc.(a)	15,841,610
83,220	ServiceNow, Inc.(a)	35,013,983
52,395	Synopsys, Inc.(a)	15,328,157
251,500	Texas Instruments, Inc.	40,398,445
446,525	Visa, Inc. - Class A	92,502,119
90,679	WEX, Inc.(a)	14,884,051
		706,815,503
Insurance — 1.0%
45,403	Aon Plc - Class A	12,780,491
92,639	Marsh & McLennan Cos, Inc.	14,960,272
		27,740,763

29

Old Westbury Funds, Inc.
All Cap Core Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

Materials — 1.7%
25,376	Martin Marietta Materials, Inc.	$8,525,829
244,792	Vulcan Materials Co.	40,072,450
		48,598,279
Real Estate — 2.1%
138,478	American Tower Corp. REIT	28,691,257
48,945	Crown Castle, Inc. REIT	6,522,411
83,605	Jones Lang LaSalle, Inc.(a)	13,300,719
95,087	Prologis, Inc. REIT	10,530,885
		59,045,272
Utilities — 2.0%
458,919	Ameren Corp.	37,411,077
135,910	American Water Works Co., Inc.	19,753,159
		57,164,236

Total Common Stocks (Cost $1,785,697,662)		2,615,670,688

EXCHANGE-TRADED FUNDS — 3.4%
245,753	Consumer Staples Select Sector SPDR Fund	17,876,073
139,162	Health Care Select Sector SPDR Fund	18,473,756
1,933	iShares China Large-Cap ETF	40,496
63,454	iShares Semiconductor ETF	20,716,462
577,695	KraneShares CSI China Internet ETF	11,091,744
667,622	Real Estate Select Sector SPDR Fund	24,521,756
45,182	Utilities Select Sector SPDR Fund	3,017,254

Total Exchange-Traded Funds (Cost $97,690,391)		95,737,541

INVESTMENT COMPANY — 3.3%
91,729,827	SEI Daily Income Trust Government II Fund - Class A, 2.89%(b)	91,729,827
Total Investment Company (Cost $91,729,827)		91,729,827
TOTAL INVESTMENTS — 100.0% (Cost $1,975,117,880)		$2,803,138,056
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(722,671)
NET ASSETS — 100.0%		$2,802,415,385

(a)	Non-income producing security.
(b)	The rate shown represents the current yield as of October 31, 2022.

The following abbreviations are used in the report:

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

30

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments	October 31, 2022

Shares		Value

COMMON STOCKS — 90.4%
AUSTRALIA — 0.6%
42,891	Australia & New Zealand Banking Group Ltd.	$701,245
802,338	BHP Group Ltd.	19,173,731
69,100	BlueScope Steel Ltd.	695,263
23,105	Commonwealth Bank of Australia	1,547,078
62,329	Computershare Ltd.	1,007,483
378,700	CSL Ltd.	67,942,200
276,330	Fortescue Metals Group Ltd.	2,598,291
25,660	National Australia Bank Ltd.	532,123
697,295	Newcrest Mining Ltd.	7,738,529
85,725	Nick Scali Ltd.	552,178
289,245	Nine Entertainment Co. Holdings Ltd.	381,132
6,540	REA Group Ltd.	508,649
418,893	Santos Ltd.	2,063,176
97,935	SmartGroup Corp. Ltd.	308,209
791,820	South32 Ltd.	1,823,356
838,155	Tabcorp Holdings Ltd.	517,362
116,384	Woodside Energy Group Ltd.	2,678,532
18,957	Woolworths Group Ltd.	400,395
		111,168,932
BELGIUM — 0.0%
7,904	Etablissements Franz Colruyt NV	190,513
20,538	Proximus SADP	215,348
5,513	UCB SA	415,808
		821,669
BRAZIL — 0.5%
193,548	Ambev SA	599,884
166,950	B3 SA - Brasil Bolsa Balcao	484,803
108,815	Cia de Saneamento Basico do Estado de Sao Paulo	1,267,314
65,990	Cia de Saneamento de Minas Gerais- COPASA	196,354
1,511,400	Localiza Rent a Car SA	20,610,399
3,585,379	NU Holdings Ltd. - Class A(a)	17,926,895
537,647	Pagseguro Digital Ltd. - Class A(a)	7,355,011
135,166	Petroleo Brasileiro SA	869,532
396,380	Petroleo Brasileiro SA - Preference Shares	2,286,734
3,426,385	Raia Drogasil SA	17,564,742
183,590	Suzano SA	1,892,589
683,315	Vale SA	8,865,699
749,181	XP, Inc. - Class A(a)	13,732,488
		93,652,444
CANADA — 1.4%
317,615	Agnico Eagle Mines Ltd.	13,971,936
19,917	Alimentation Couche-Tard, Inc.	891,795
11,534	Bank of Nova Scotia (The)	557,503
1,258,356	Barrick Gold Corp.	18,925,911
61,705	Cameco Corp.	1,463,419
Shares		Value

CANADA (continued)
5,648	Canadian National Railway Co.	$669,128
136,130	Canadian Natural Resources Ltd.	8,164,702
1,639,155	Canadian Pacific Railway Ltd.	122,195,164
14,770	Canfor Corp.(a)	221,927
98,880	Cenovus Energy, Inc.	1,998,866
489	Constellation Software, Inc.	707,070
14,743	Dollarama, Inc.	876,020
19,195	Enbridge, Inc.	747,877
87,860	First Quantum Minerals Ltd.	1,549,731
131,815	Franco-Nevada Corp.	16,286,871
91,970	Frontera Energy Corp.(a)	769,595
14,240	Interfor Corp.(a)	252,951
15,951	Metro, Inc.	835,632
279,475	Nutrien Ltd.	23,613,878
50,735	Pason Systems, Inc.	538,874
11,623	Rogers Communications, Inc. - Class B	483,826
14,132	Royal Bank of Canada	1,307,548
1,088,350	Shopify, Inc. - Class A(a)	37,254,220
15,525	Stella-Jones, Inc.	467,568
114,090	Suncor Energy, Inc.	3,924,291
10,742	TC Energy Corp.	471,833
75,500	Teck Resources Ltd. - Class B	2,298,224
11,385	Toronto-Dominion Bank (The)	728,637
25,505	Tourmaline Oil Corp.	1,437,049
22,725	West Fraser Timber Co. Ltd.	1,706,272
322,559	Wheaton Precious Metals Corp.	10,552,688
		275,871,006
CHILE — 0.0%
44,432	Antofagasta Plc	598,972
CHINA — 3.4%
1,300,854	Agricultural Bank of China Ltd. - H Shares	371,216
11,974,168	Alibaba Group Holding Ltd.(a)	93,738,272
11,093,665	ANTA Sports Products Ltd.	97,515,543
262,901	Asymchem Laboratories Tianjin Co. Ltd. - A Shares	5,130,781
1,172,040	Bank of China Ltd. - H Shares	377,757
633,712	BeiGene Ltd.(a)	7,992,393
432,300	Beijing United Information Technology Co. Ltd. - A Shares	7,306,097
16,355	Bilibili, Inc. - Z Shares(a)	141,472
1,397,900	Centre Testing International Group Co. Ltd. - A Shares	3,587,355
1,056,698	China Construction Bank Corp. - H Shares	561,354
318,552	China International Capital Corp. Ltd. - H Shares(b)(c)	443,152
229,830	China Life Insurance Co. Ltd. - H Shares	250,336
2,885,583	China Merchants Bank Co. Ltd. - H Shares	9,484,250

31

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

CHINA (continued)
3,147,351	China Petroleum & Chemical Corp. - H Shares	$1,242,958
990,145	China Resources Medical Holdings Co. Ltd.	473,020
245,643	China Shenhua Energy Co. Ltd. - H Shares	646,211
241,716	CITIC Securities Co. Ltd. - H Shares	361,512
201,786	Contemporary Amperex Technology Co. Ltd. - A Shares	10,255,070
449,900	ENN Energy Holdings Ltd.	4,473,409
2,619,921	Estun Automation Co. Ltd. - A Shares	7,030,925
1,852,803	Foshan Haitian Flavouring & Food Co. Ltd. - A Shares	15,070,810
413,763	Fosun International Ltd.	253,013
1,269,200	Fuyao Glass Industry Group Co. Ltd. - H Shares(b)(c)	4,551,538
635,600	Glodon Co. Ltd. - A Shares	4,283,795
210,300	Guangdong Kinlong Hardware Products Co. Ltd. - A Shares	2,270,663
762,755	Guangzhou Kingmed Diagnostics Group Co. Ltd. - A Shares	7,855,169
4,656,000	Haidilao International Holding Ltd.(a)(b)(c)	6,916,099
1,992,200	Haier Smart Home Co. Ltd. - H Shares	4,984,529
491,942	Haitong Securities Co. Ltd. - H Shares	240,655
972,135	Hangzhou Robam Appliances Co. Ltd. - A Shares	2,716,183
346,612	Hangzhou Tigermed Consulting Co. Ltd. - A Shares	3,937,565
1,575,986	Hangzhou Tigermed Consulting Co. Ltd. - H Shares(b)(c)	10,711,160
2,217,716	Huayu Automotive Systems Co. Ltd. - A Shares	5,068,944
850,885	Industrial & Commercial Bank of China Ltd. - H Shares	369,637
605,858	JD Health International, Inc.(a)(b)(c)	3,322,720
775,073	JD.com, Inc. - A Shares	14,327,147
1,737,700	Jiangsu Azure Corp. - A Shares	3,543,112
382,822	Kanzhun Ltd. - ADR(a)	4,184,244
153,400	KE Holdings, Inc. - A Shares(a)	502,236
124,114	KE Holdings, Inc. - ADR(a)	1,263,481
3,235,000	Kingdee International Software Group Co. Ltd.(a)	5,291,624
1,303,400	Kingsoft Corp. Ltd.	3,943,583
419,300	Kuaishou Technology(a)(b)(c)	1,725,350
84,827	Kweichow Moutai Co. Ltd. - A Shares	15,607,969
528,540	Legend Holdings Corp. - H Shares(b)(c)	443,724
1,671,000	Li Ning Co. Ltd.	8,642,755
804,540	LONGi Green Energy Technology Co. Ltd. - A Shares	5,261,219
1,920,500	Medlive Technology Co. Ltd.(b)(c)	1,658,799
Shares		Value

CHINA (continued)
963,900	Meituan - B Shares(a)(b)(c)	$15,324,851
1,071,311	Midea Group Co. Ltd. - A Shares	5,866,837
1,350,000	Minth Group Ltd.	2,665,724
32,555	NetEase, Inc.	355,010
103,340	NetEase, Inc. - ADR	5,747,771
138,791	New China Life Insurance Co. Ltd. - H Shares	220,307
478,452	NIO, Inc. - ADR(a)	4,626,631
500,235	PICC Property & Casualty Co. Ltd. - H Shares	461,384
80,026	Pinduoduo, Inc. - ADR(a)	4,387,826
4,424,005	Ping An Bank Co. Ltd. - A Shares	6,234,687
2,969,500	Ping An Insurance Group Co. of China Ltd. - H Shares	11,878,530
910,400	Pop Mart International Group Ltd.(b)(c)	1,178,354
349,394	Proya Cosmetics Co. Ltd. - A Shares	7,959,767
357,550	SG Micro Corp. - A Shares	7,293,249
2,235,093	Shandong Sinocera Functional Material Co. Ltd. - A Shares	7,030,884
1,058,152	Shenzhen Inovance Technology Co. Ltd. - A Shares	9,619,498
1,629,237	Shenzhen Megmeet Electrical Co. Ltd. - A Shares	5,626,903
627,400	Shenzhou International Group Holdings Ltd.	4,348,036
917,417	Sinocare, Inc. - A Shares	4,707,716
236,400	Sungrow Power Supply Co. Ltd. - A Shares	4,218,247
397,365	Sunny Optical Technology Group Co. Ltd.	3,444,827
4,107,187	Tencent Holdings Ltd.	107,576,471
221,372	Topchoice Medical Corp. - A Shares(a)	3,688,502
3,098,000	Weichai Power Co. Ltd. - H Shares	2,967,898
389,000	WuXi AppTec Co. Ltd. - H Shares(b)(c)	3,117,094
2,855,000	Wuxi Biologics Cayman, Inc.(a)(b)(c)	12,911,722
407,656	Yifeng Pharmacy Chain Co. Ltd. - A Shares	3,119,211
1,839,140	Yonyou Network Technology Co. Ltd. - A Shares	6,126,247
183,800	Yunnan Energy New Material Co. Ltd. - A Shares	3,708,541
2,941,968	Zhejiang Sanhua Intelligent Controls Co. Ltd. - A Shares	8,520,702
1,145,170	Zhou Hei Ya International Holdings Co. Ltd.(b)(c)	504,773
6,366,000	Zijin Mining Group Co. Ltd. - H Shares	6,082,437
		661,851,443
CZECH REPUBLIC — 0.0%
168,245	Moneta Money Bank AS(b)(c)	491,122

32

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

DENMARK — 0.0%
3,809	Carlsberg AS - Class B	$448,932
5,485	Chr Hansen Holding A/S	304,597
3,487	Coloplast A/S - Class B	388,766
23,891	Novo Nordisk A/S - Class B	2,597,337
9,561	Novozymes A/S - Class B	502,142
		4,241,774
EGYPT — 0.0%
441,303	Commercial International Bank Egypt SAE	591,446
931,590	Egyptian Financial Group-Hermes Holding Co.(a)	516,373
		1,107,819
FAEROE ISLANDS — 0.0%
23,560	Bakkafrost P/F	1,177,303
FINLAND — 0.1%
7,804	Elisa Oyj	377,209
31,065	Kesko Oyj - Class B	604,790
8,272	Kone Oyj - Class B	338,846
146,940	Stora Enso Oyj - Class R	1,915,365
141,889	UPM-Kymmene Oyj	4,754,921
		7,991,131
FRANCE — 1.3%
5,887	Air Liquide SA	769,699
1,073,243	Airbus SE	116,224,098
21,252	BNP Paribas SA	997,504
6,425	Capgemini SE	1,055,605
10,966	Edenred	563,098
832	Hermes International	1,077,525
3,258	L’Oreal SA	1,024,192
175,982	LVMH Moet Hennessy Louis Vuitton SE	111,131,181
10,081	Sanofi	870,029
8,942	Schneider Electric SE	1,133,425
2,206	Teleperformance	591,456
235,314	TotalEnergies SE	12,813,453
		248,251,265
GERMANY — 0.2%
11,408	BASF SE	512,232
2,895	Deutsche Boerse AG	471,061
15,286	Deutsche Post AG	542,471
74,204	Deutsche Telekom AG	1,405,336
18,556	Evonik Industries AG	342,095
8,079	Fresenius Medical Care AG & Co. KGaA	223,394
17,253	Fresenius SE & Co. KGaA	397,272
92,965	K+S AG	2,054,273
15,875	RWE AG	611,693
12,202	Vonovia SE	270,113
1,074,715	Zalando SE(a)(b)(c)	24,778,492
		31,608,432
Shares		Value

HONG KONG — 0.2%
2,886,627	AIA Group Ltd.	$21,862,118
1,302,560	Beijing Enterprises Water Group Ltd.	273,799
146,319	BOC Hong Kong Holdings Ltd.	454,821
134,918	China Mengniu Dairy Co. Ltd.	432,273
137,815	China Overseas Land & Investment Ltd.	263,001
94,519	China Resources Beer Holdings Co. Ltd.	445,524
110,489	China Resources Land Ltd.	346,261
251,480	China Water Affairs Group Ltd.	178,126
209,163	CLP Holdings Ltd.	1,404,252
4,044,000	Geely Automobile Holdings Ltd.	4,348,138
1,115,838	Guangdong Investment Ltd.	703,649
26,026	Hang Seng Bank Ltd.	366,370
1,028,315	Sino Biopharmaceutical Ltd.	499,115
74,846	Sun Hung Kai Properties Ltd.	805,226
		32,382,673
INDIA — 3.4%
57,110	Adani Ports & Special Economic Zone Ltd.	568,185
750,032	Apollo Hospitals Enterprise Ltd.	40,932,253
1,581,510	Asian Paints Ltd.	59,374,330
11,105	Avenue Supermarts Ltd.(a)(b)(c)	579,670
522,805	Bajaj Finance Ltd.	45,120,609
3,084,267	Bandhan Bank Ltd.(a)(b)(c)	8,888,308
386,770	Bank of Baroda	690,114
490,065	Bharat Electronics Ltd.	632,581
66,070	Bharti Airtel Ltd.	664,072
570,910	Britannia Industries Ltd.	25,977,603
40,340	Central Depository Services India Ltd.(c)	596,273
122,205	DLF Ltd.	569,116
124,370	Embassy Office Parks REIT	517,418
37,025	Havells India Ltd.	544,031
7,582,520	HDFC Bank Ltd.	137,099,546
17,780	Hero MotoCorp Ltd.	574,968
1,687,609	Housing Development Finance Corp. Ltd.	50,352,532
3,761,045	ICICI Prudential Life Insurance Co. Ltd.(b)(c)	23,060,836
2,616,730	Jubilant Foodworks Ltd.	19,281,501
124,540	Mindspace Business Parks REIT(b)(c)	534,524
296,520	NTPC Ltd.	620,067
340,120	Oil & Natural Gas Corp. Ltd.	550,791
4,137,254	Reliance Industries Ltd.	127,430,072
53,760	Tata Chemicals Ltd.	735,699
176,975	Tata Consultancy Services Ltd.	6,826,828
64,230	Tata Consumer Products Ltd.	597,587
5,085	Tata Elxsi Ltd.	429,753
3,119,058	Titan Co. Ltd.	104,053,380
50,645	TVS Motor Co. Ltd.	701,177
		658,503,824

33

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

INDONESIA — 0.1%
3,361,175	Aneka Tambang Tbk	$397,587
45,719,409	Bank Central Asia Tbk PT	25,794,570
9,425,975	Bumi Serpong Damai Tbk PT(a)	562,023
		26,754,180
IRELAND — 0.5%
6,017	Accenture Plc - Class A	1,708,226
473,005	Aptiv Plc(a)	43,076,565
15,075	Experian Plc	479,570
57,845	Grafton Group Plc - Units	457,723
1,985	ICON Plc(a)	392,712
4,288	Jazz Pharmaceuticals Plc(a)	616,572
637,505	Medtronic Plc	55,679,687
		102,411,055
ISRAEL — 0.0%
4,707	Check Point Software Technologies Ltd.(a)	608,286
330,295	ICL Group Ltd.	2,983,689
		3,591,975
ITALY — 0.0%
216,735	Eni SpA	2,838,853
45,091	FinecoBank Banca Fineco SpA	607,814
26,246	Prysmian SpA	855,682
		4,302,349
JAPAN — 0.7%
21,549	Aeon Co. Ltd.	402,373
13,291	Asahi Group Holdings Ltd.	372,196
28,647	Astellas Pharma, Inc.	394,271
52,025	Avex, Inc.	583,245
8,881	Bandai Namco Holdings, Inc.	587,826
16,445	Chugai Pharmaceutical Co. Ltd.	381,554
3,559	Daikin Industries Ltd.	535,783
18,270	Daiwa House Industry Co. Ltd.	370,081
305	Daiwa House REIT Investment Corp.	615,354
1,825	Disco Corp.	438,162
945	Fast Retailing Co. Ltd.	527,426
30,999	Fuji Electric Co. Ltd.	1,200,809
9,335	Fujitsu Ltd.	1,075,099
450	Fukuoka REIT Corp.	525,371
10,226	Hamamatsu Photonics KK	463,521
15,738	Hitachi Ltd.	715,484
6,064	Hoya Corp.	565,843
91,020	Inpex Corp.	929,206
22,861	ITOCHU Corp.	591,762
180	Japan Real Estate Investment Corp. REIT	754,161
25,210	Japan Tobacco, Inc.	417,751
8,538	Kao Corp.	320,975
19,681	KDDI Corp.	581,714
196,519	Keyence Corp.	74,433,909
20,336	Kyowa Kirin Co. Ltd.	479,355
8,042	Lawson, Inc.	256,898
Shares		Value

JAPAN (continued)
11,998	M3, Inc.	$358,742
21,569	Mitsubishi Corp.	584,718
38,900	Mitsubishi Electric Corp.	342,708
27,573	Mitsubishi Estate Co. Ltd.	347,316
31,568	Mitsui & Co. Ltd.	699,105
26,163	Mitsui Fudosan Co. Ltd.	501,372
9,948	Murata Manufacturing Co. Ltd.	488,385
16,487	Nichirei Corp.	256,572
12,782	Nihon Kohden Corp.	286,681
2,016,300	Nihon M&A Center Holdings, Inc.	22,821,432
152	Nippon Building Fund, Inc. REIT	675,692
394	Nippon Prologis REIT, Inc.	825,387
21,926	Nippon Telegraph & Telephone Corp.	603,686
18,412	Nomura Research Institute Ltd.	409,238
2,850	Obic Co. Ltd.	428,760
8,302	Omron Corp.	388,370
26,459	Osaka Gas Co. Ltd.	391,827
12,036	Otsuka Holdings Co. Ltd.	385,780
61,622	Panasonic Holdings Corp.	441,149
29,490	Recruit Holdings Co. Ltd.	910,314
13,004	Seven & i Holdings Co. Ltd.	485,720
17,142	Shimadzu Corp.	452,486
4,018	Shin-Etsu Chemical Co. Ltd.	419,918
1,268	SMC Corp.	512,675
34,669	SoftBank Corp.	341,689
16,283	Sony Group Corp.	1,093,746
49,110	Sumitomo Metal Mining Co. Ltd.	1,381,203
17,710	Sumitomo Mitsui Financial Group, Inc.	497,016
17,560	Sumitomo Realty & Development Co. Ltd.	403,291
12,426	Suntory Beverage & Food Ltd.	416,164
15,005	Terumo Corp.	456,523
28,911	Tokio Marine Holdings, Inc.	523,215
2,924	Tokyo Electron Ltd.	776,548
23,841	Tokyo Gas Co. Ltd.	426,010
10,537	Toyo Suisan Kaisha Ltd.	395,416
100,530	Toyota Motor Corp.	1,392,391
12,021	Unicharm Corp.	366,382
11,241	Yamaha Corp.	424,859
		131,432,615
KAZAKHSTAN — 0.1%
183,572	Kaspi.KZ JSC - GDR(c)	12,023,966
LUXEMBOURG — 0.0%
175,735	Aroundtown SA	348,730
MALAYSIA — 0.0%
1,575,610	IOI Corp. Berhad	1,359,663
269,170	Kuala Lumpur Kepong Berhad	1,234,265
151,018	Tenaga Nasional Berhad	268,945
		2,862,873

34

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

MEXICO — 0.0%
836,409	America Movil SAB de CV - Series L	$789,423
226,503	Grupo Financiero Banorte SAB de CV - Series O	1,843,874
780,998	Grupo Mexico SAB de CV - Series B	2,813,296
199,583	Wal-Mart de Mexico SAB de CV	771,013
		6,217,606
NETHERLANDS — 1.3%
48,667	Adyen NV(a)(b)(c)	69,863,033
188,009	ASML Holding NV	88,812,350
185,078	ASML Holding NV - New York	87,434,549
6,459	IMCD NV	838,102
159,863	ING Groep NV	1,572,579
21,168	Koninklijke Ahold Delhaize NV	590,970
6,204	NXP Semiconductors NV	906,280
6,149	Wolters Kluwer NV	653,554
		250,671,417
NORWAY — 0.1%
34,076	Aker BP ASA	1,086,247
93,445	Equinor ASA	3,418,747
216,800	Mowi ASA	3,233,393
245,340	Norsk Hydro ASA	1,557,070
26,695	Salmar ASA	904,371
29,523	Telenor ASA	268,361
72,190	Yara International ASA	3,221,978
		13,690,167
PHILIPPINES — 0.0%
857,005	SM Prime Holdings, Inc.	465,844
POLAND — 0.0%
95,391	Powszechna Kasa Oszczednosci Bank Polski SA	520,903
61,936	Powszechny Zaklad Ubezpieczen SA	347,685
		868,588
PORTUGAL — 0.0%
25,219	Jeronimo Martins SGPS SA	522,878
QATAR — 0.0%
116,623	Qatar National Bank QPSC	638,556
SINGAPORE — 0.3%
1,120,421	Sea Ltd. - ADR(a)	55,662,515
1,412,990	Wilmar International Ltd.	3,872,847
		59,535,362
SOUTH AFRICA — 0.1%
98,387	Absa Group Ltd.	1,069,851
302,845	AngloGold Ashanti Ltd.	3,977,811
627,425	Gold Fields Ltd.	5,072,002
160,805	Impala Platinum Holdings Ltd.	1,646,678
511,005	Sibanye Stillwater Ltd.	1,199,845
79,202	Standard Bank Group Ltd.	740,117
Shares		Value

SOUTH AFRICA (continued)
79,542	Vodacom Group Ltd.	$542,628
		14,248,932
SOUTH KOREA — 0.1%
484,663	Coupang, Inc.(a)	8,370,130
1,410	Dongwha Enterprise Co. Ltd.(a)	65,033
3,579	Hyundai Mobis Co. Ltd.	550,248
44,184	Kakaopay Corp.(a)	1,096,496
20,359	KB Financial Group, Inc.	686,756
30,364	Kia Corp.	1,413,271
1,653	Korea Zinc Co. Ltd.	742,687
524	LG H&H Co. Ltd.	187,609
37,583	NAVER Corp.	4,472,125
6,251	POSCO Holdings, Inc.	1,092,702
67,235	Samsung Electronics Co. Ltd.	2,803,720
21,837	Samsung Electronics Co. Ltd. - Preference Shares	817,096
		22,297,873
SPAIN — 0.0%
92,982	Iberdrola SA	944,164
16,739	Industria de Diseno Textil SA	379,481
31,168	Red Electrica Corp. SA	503,609
113,485	Repsol SA	1,541,523
		3,368,777
SWEDEN — 0.0%
86,304	Atlas Copco AB - Class A	922,665
46,870	Boliden AB	1,365,195
131,121	Hexagon AB - Class B	1,296,817
36,503	Sandvik AB	570,628
142,380	Svenska Cellulosa AB SCA - Class B	1,680,262
34,039	Tele2 AB - Class B	279,065
72,460	Wihlborgs Fastigheter AB	475,139
		6,589,771
SWITZERLAND — 0.4%
12,520	Georg Fischer AG	693,298
150	Givaudan SA	447,895
1,962,230	Glencore Plc	11,240,176
1,844	Lonza Group AG	949,116
27,841	Nestle SA	3,031,690
20,949	Novartis AG	1,692,489
6,263	Roche Holding AG	2,079,953
259,613	Sika AG	58,541,584
2,492	Sonova Holding AG	589,061
18,664	STMicroelectronics NV	582,853
1,554	Swisscom AG	767,107
47,919	UBS Group AG	760,406
1,525	Zurich Insurance Group AG	650,754
		82,026,382
TAIWAN — 0.2%
518,175	China Steel Corp.	431,779
884,710	Chunghwa Telecom Co. Ltd.	3,047,647

35

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

TAIWAN (continued)
97,409	Delta Electronics, Inc.	$778,425
185,511	Formosa Chemicals & Fibre Corp.	400,125
379,334	Hon Hai Precision Industry Co. Ltd.	1,206,664
41,410	MediaTek, Inc.	758,225
467,888	Mega Financial Holding Co. Ltd.	434,164
201,438	Pegatron Corp.	368,837
49,470	Poya International Co. Ltd.	629,458
75,408	Realtek Semiconductor Corp.	596,758
279,356	Taiwan Semiconductor Manufacturing Co. Ltd.	3,381,142
501,690	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	30,879,019
214,755	Uni-President Enterprises Corp.	436,541
		43,348,784
THAILAND — 0.2%
20,137,700	CP ALL Public Co. Ltd. - FOR	31,746,243
TURKEY — 0.0%
29,289	BIM Birlesik Magazalar AS	210,845
214,472	Eregli Demir ve Celik Fabrikalari TAS	342,201
28,265	Ford Otomotiv Sanayi AS	551,201
22,805	Otokar Otomotiv Ve Savunma Sanayi AS	648,098
		1,752,345
UNITED ARAB EMIRATES — 0.1%
507,935	Agthia Group PJSC	618,135
483,955	Emaar Development PJSC(a)	563,918
397,305	Emaar Properties PJSC	655,487
531,085	Fertiglobe Plc	735,951
219,860	International Holding Co. PJSC(a)	24,122,289
		26,695,780
UNITED KINGDOM — 3.0%
265,829	Anglo American Plc	7,952,083
1,380,980	AstraZeneca Plc	162,393,404
9,271	AstraZeneca Plc - ADR	545,227
75,143	Barratt Developments Plc	324,187
1,904,756	BP Plc	10,480,627
26,962	British American Tobacco Plc	1,061,639
9,710	Croda International Plc	752,755
25,480	Diageo Plc	1,051,352
4,165,838	Entain Plc	60,338,347
36,777	GSK Plc	602,609
24,111	Hargreaves Lansdown Plc	211,029
71,265	Howden Joinery Group Plc	420,075
485,147	ITV Plc	372,766
169,005	Legal & General Group Plc	451,395
508,541	Linde Plc	151,214,666
7,445	LivaNova Plc(a)	350,659
1,054,895	Lloyds Banking Group Plc	508,338
1,623,924	London Stock Exchange Group Plc	140,902,832
139,904	Mondi Plc	2,346,463
8,193	Next Plc	463,116
Shares		Value

UNITED KINGDOM (continued)
74,815	Pennon Group Plc	$718,557
41,087	RELX Plc	1,103,046
202,755	Rio Tinto Plc	10,549,407
73,280	Severn Trent Plc	2,103,459
712,407	Shell Plc	19,640,400
6,151	Spirax-Sarco Engineering Plc	758,301
18,000	Unilever Plc	820,432
13,255	Unilever Plc	605,382
195,920	United Utilities Group Plc	2,110,654
		581,153,207
UNITED STATES — 71.3%
5,485	3M Co.	689,958
16,000	A.O. Smith Corp.	876,480
887,759	Abbott Laboratories	87,834,875
1,481,179	AbbVie, Inc.	216,844,606
17,885	ACI Worldwide, Inc.(a)	435,142
5,676	Adobe, Inc.(a)	1,807,806
10,080	Advanced Micro Devices, Inc.(a)	605,405
809,267	Agilent Technologies, Inc.	111,962,089
11,640	Agilysys, Inc.(a)	746,939
7,505	Agree Realty Corp. REIT	515,594
490,862	Air Products and Chemicals, Inc.	122,911,845
161,123	Airbnb, Inc. - Class A(a)	17,225,660
25,530	Alcoa Corp.	996,436
472,973	Alexandria Real Estate Equities, Inc. REIT	68,722,977
166,870	Align Technology, Inc.(a)	32,422,841
33,494	Ally Financial, Inc.	923,095
596,980	Alphabet, Inc. - Class A(a)	56,420,580
5,375,460	Alphabet, Inc. - Class C(a)	508,841,044
4,138,489	Amazon.com, Inc.(a)	423,946,813
10,422	American Express Co.	1,547,146
8,170	American States Water Co.	739,058
396,562	American Tower Corp. REIT	82,163,681
39,730	American Water Works Co., Inc.	5,774,358
4,632	Ameriprise Financial, Inc.	1,431,844
902,982	AmerisourceBergen Corp.	141,966,830
1,369,380	AMETEK, Inc.	177,553,811
7,638	Amgen, Inc.	2,064,933
4,260	Analog Devices, Inc.	607,561
2,294	ANSYS, Inc.(a)	507,341
2,442	Aon Plc - Class A	687,399
20,625	APA Corp.	937,612
5,942,884	Apple, Inc.	911,281,833
13,534	Applied Materials, Inc.	1,194,917
188,885	Archer-Daniels-Midland Co.	18,318,067
672,500	Arthur J Gallagher & Co.	125,811,300
12,315	ASGN, Inc.(a)	1,044,066
72,378	AT&T, Inc.	1,319,451
274,429	Atlassian Corp. - Class A(a)	55,634,991
5,041	Autodesk, Inc.(a)	1,080,286
412,299	Automatic Data Processing, Inc.	99,652,668

36

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

UNITED STATES (continued)
484	AutoZone, Inc.(a)	$1,225,914
4,018	Avery Dennison Corp.	681,252
8,864,371	Bank of America Corp.	319,471,931
29,872	Bank OZK	1,283,899
721,875	Berkshire Hathaway, Inc. - Class B(a)	213,018,094
2,068	Biogen, Inc.(a)	586,154
2,733	Bio-Techne Corp.	809,679
9,066	Blackbaud, Inc.(a)	495,910
2,254,278	Blackstone, Inc.	205,454,897
686,822	Block, Inc.(a)	41,257,398
613	Booking Holdings, Inc.(a)	1,145,991
16,277	BorgWarner, Inc.	610,876
29,905	Boyd Gaming Corp.	1,727,313
13,729	Bread Financial Holdings, Inc.	495,754
25,907	Bristol-Myers Squibb Co.	2,007,015
219,477	Broadcom, Inc.	103,180,527
4,257	Broadridge Financial Solutions, Inc.	638,805
6,951	Brown-Forman Corp. - Class B	472,668
50,000	Bunge Ltd.	4,935,000
300	Cable One, Inc.	257,829
573,327	Cadence Design Systems, Inc.(a)	86,795,975
19,792	California Water Service Group	1,228,292
8,503	Cardinal Health, Inc.	645,378
388,979	Caterpillar, Inc.	84,198,394
78,020	CF Industries Holdings, Inc.	8,290,405
17,759	Charles Schwab Corp. (The)	1,414,860
2,303	Charter Communications, Inc. - Class A(a)	846,629
15,895	Cheesecake Factory, Inc. (The)	569,200
1,124	Chemed Corp.	524,762
3,646,067	Chevron Corp.	659,573,520
81,537	Chipotle Mexican Grill, Inc.(a)	122,169,333
6,881	Church & Dwight Co., Inc.	510,089
5,753	Cigna Corp.	1,858,564
51,007	Cisco Systems, Inc.	2,317,248
35,769	Citigroup, Inc.	1,640,366
35,653	Citizens Financial Group, Inc.	1,458,208
3,570	Clorox Co. (The)	521,363
771,105	Cloudflare, Inc. - Class A(a)	43,428,634
1,784,966	Coca-Cola Co. (The)	106,830,215
11,509	Cognizant Technology Solutions Corp. - Class A	716,435
10,237	Colgate-Palmolive Co.	755,900
1,903,847	Comcast Corp. - Class A	60,428,104
19,874	Comerica, Inc.	1,401,117
12,362	CommVault Systems, Inc.(a)	752,722
85,007	ConocoPhillips	10,718,533
2,346,395	Corteva, Inc.	153,313,449
373,845	Costco Wholesale Corp.	187,483,267
70,475	Coterra Energy, Inc.	2,193,887
4,487	Crown Castle, Inc. REIT	597,938
43,299	CSX Corp.	1,258,269
2,965	Cummins, Inc.	724,972
Shares		Value

UNITED STATES (continued)
14,505	CVS Health Corp.	$1,373,624
542,126	Danaher Corp.	136,436,850
276,888	Deere & Co.	109,597,808
38,130	Devon Energy Corp.	2,949,355
849,747	Dexcom, Inc.(a)	102,632,443
9,890	Diamondback Energy, Inc.	1,553,818
5,908	Digital Realty Trust, Inc. REIT	592,277
2,531	Dollar General Corp.	645,532
1,365	Domino’s Pizza, Inc.	453,508
560,004	DoorDash, Inc. - Class A(a)	24,376,974
796,635	Duke Energy Corp.	74,230,449
29,112	East West Bancorp, Inc.	2,083,546
615,029	Eaton Corp. Plc	92,297,402
27,655	eBay, Inc.	1,101,775
589,254	Edwards Lifesciences Corp.(a)	42,679,667
5,242	Electronic Arts, Inc.	660,282
332,708	Elevance Health, Inc.	181,914,753
10,079	Eli Lilly & Co.	3,649,505
6,133	Encompass Health Corp.	333,881
6,658	Enovis Corp.(a)	329,238
445,456	Entegris, Inc.	35,342,479
7,636	Envestnet, Inc.(a)	376,531
651,125	EOG Resources, Inc.	88,891,585
17,050	EQT Corp.	713,372
21,803	Equity Commonwealth REIT	570,366
7,097	Equity LifeStyle Properties, Inc. REIT	453,924
50,650	Essential Utilities, Inc.	2,239,743
159,660	Estee Lauder Cos, Inc. (The) - Class A	32,010,233
4,815	Etsy, Inc.(a)	452,177
5,632	Euronet Worldwide, Inc.(a)	473,144
5,910	Extra Space Storage, Inc. REIT	1,048,670
265,022	Exxon Mobil Corp.	29,367,088
3,313	Fair Isaac Corp.(a)	1,586,397
12,184	Fastenal Co.	588,853
1,315,600	Fiserv, Inc.(a)	135,164,744
3,651	FleetCor Technologies, Inc.(a)	679,524
54,944	Flex Ltd.(a)	1,075,804
43,230	FMC Corp.	5,140,047
1,935,960	Fortinet, Inc.(a)	110,659,474
1,584,153	Freeport-McMoRan, Inc.	50,201,809
6,529	General Dynamics Corp.	1,630,944
11,461	General Mills, Inc.	934,988
763,274	Genuine Parts Co.	135,755,914
13,394	Gilead Sciences, Inc.	1,050,893
5,588	Goldman Sachs Group, Inc. (The)	1,925,122
9,442	Graco, Inc.	656,974
4,975	Guidewire Software, Inc.(a)	295,565
3,884	HCA Healthcare, Inc.	844,653
240,927	Hershey Co. (The)	57,526,140
15,875	Hess Corp.	2,239,645
287,251	Home Depot, Inc. (The)	85,063,639
7,473	Honeywell International, Inc.	1,524,641
9,725	Hormel Foods Corp.	451,726

37

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

UNITED STATES (continued)
41,675	HP, Inc.	$1,151,064
1,813	Humana, Inc.	1,011,799
2,141	IDEXX Laboratories, Inc.(a)	770,075
364,843	Illinois Tool Works, Inc.	77,904,926
9,402	Integra LifeSciences Holdings Corp.(a)	472,450
51,521	Intel Corp.	1,464,742
10,313	InterDigital, Inc.	514,309
14,465	International Business Machines Corp.	2,000,365
5,200	Intuit, Inc.	2,223,000
284,532	Intuitive Surgical, Inc.(a)	70,128,602
327,683	iRhythm Technologies, Inc.(a)	41,776,306
2,656	Jack Henry & Associates, Inc.	528,703
5,795	Jack in the Box, Inc.	511,293
25,020	Johnson & Johnson	4,352,729
5,513	Jones Lang LaSalle, Inc.(a)	877,063
2,846,138	JPMorgan Chase & Co.	358,271,851
19,349	Kennametal, Inc.	516,812
5,415	Kimberly-Clark Corp.	673,951
30,931	Kinder Morgan, Inc.	560,470
279,332	KLA Corp.	88,394,611
14,303	Kroger Co. (The)	676,389
591,015	L3Harris Technologies, Inc.	145,667,467
174,000	Lam Research Corp.	70,431,720
3,160	Lancaster Colony Corp.	569,685
4,890	Leidos Holdings, Inc.	496,775
12,405	Lennar Corp. - Class A	1,001,084
16,517	Lincoln National Corp.	889,771
138,317	Lockheed Martin Corp.	67,316,118
612,694	Lowe’s Cos, Inc.	119,444,695
8,821	Manhattan Associates, Inc.(a)	1,073,251
47,545	Marathon Oil Corp.	1,447,745
5,492	Marriott Vacations Worldwide Corp.	811,498
12,388	Masco Corp.	573,193
2,202	Masimo Corp.(a)	289,783
583,787	Mastercard, Inc. - Class A	191,587,218
309,954	McDonald’s Corp.	84,512,058
3,313	McKesson Corp.	1,289,983
1,109,558	Merck & Co., Inc.	112,287,270
629,945	Meta Platforms, Inc. - Class A(a)	58,685,676
1,318,825	MetLife, Inc.	96,551,178
876	Mettler-Toledo International, Inc.(a)	1,108,079
15,148	Microchip Technology, Inc.	935,238
14,047	Micron Technology, Inc.	759,943
3,248,534	Microsoft Corp.	754,082,197
5,135	Moderna, Inc.(a)	771,945
6,512	Mohawk Industries, Inc.(a)	617,012
2,732	Molina Healthcare, Inc.(a)	980,406
22,702	Mondelez International, Inc. - Class A	1,395,719
2,931	Monolithic Power Systems, Inc.	994,928
8,226	Monster Beverage Corp.(a)	770,941
27,262	Morgan Stanley	2,240,119
135,615	Mosaic Co. (The)	7,289,306
463,150	Motorola Solutions, Inc.	115,653,186
Shares		Value

UNITED STATES (continued)
2,353	MSCI, Inc.	$1,103,228
67,180	Navient Corp.	1,017,105
23,145	NCR Corp.(a)	492,063
10,452	NetApp, Inc.	724,010
192,724	Netflix, Inc.(a)	56,252,281
499,421	Newmont Corp.	21,135,497
10,119	NextEra Energy Partners LP	749,514
3,316,855	NextEra Energy, Inc.	257,056,263
644,625	NIKE, Inc. - Class B	59,743,845
6,118	Norfolk Southern Corp.	1,395,332
328,865	Northrop Grumman Corp.	180,550,174
22,078	NortonLifeLock, Inc.	497,417
5,708	Novanta, Inc.(a)	807,111
931,863	NVIDIA Corp.	125,773,549
65,845	Occidental Petroleum Corp.	4,780,347
266,925	Okta, Inc.(a)	14,979,831
31,721	ON Semiconductor Corp.(a)	1,948,621
2,378,577	Oracle Corp.	185,695,506
219,820	O’Reilly Automotive, Inc.(a)	184,026,709
13,850	Ovintiv, Inc.	701,502
6,458	PACCAR, Inc.	625,328
683,541	Palo Alto Networks, Inc.(a)	117,288,800
6,656	Paychex, Inc.	787,471
2,190	PayPal Holdings, Inc.(a)	183,040
574,193	PepsiCo, Inc.	104,261,965
52,207	Pfizer, Inc.	2,430,236
9,641,182	PG&E Corp.(a)	143,942,847
1,150,733	Philip Morris International, Inc.	105,694,826
8,165	Phillips 66	851,528
20,968	Pioneer Natural Resources Co.	5,376,405
13,857	Premier, Inc. - Class A	483,332
493,379	Procter & Gamble Co. (The)	66,443,350
11,639	Progress Software Corp.	593,938
8,315	Prologis, Inc. REIT	920,886
645,195	Prudential Financial, Inc.	67,868,062
3,995	Public Storage REIT	1,237,451
9,977	PVH Corp.	512,020
996,241	QUALCOMM, Inc.	117,217,716
875,771	Quanta Services, Inc.	124,394,513
597,354	Quest Diagnostics, Inc.	85,809,902
11,730	Raytheon Technologies Corp.	1,112,239
1,136	Regeneron Pharmaceuticals, Inc.(a)	850,580
218,618	Repligen Corp.(a)	39,895,599
2,941	ResMed, Inc.	657,872
17,186	Rollins, Inc.	723,187
2,063	Roper Technologies, Inc.	855,196
471,843	Ross Stores, Inc.	45,150,657
37,695	Royal Gold, Inc.	3,579,517
213,843	S&P Global, Inc.	68,697,064
5,480	Saia, Inc.(a)	1,089,753
31,373	Schlumberger Ltd.	1,632,337
5,730	Science Applications International Corp.	620,788

38

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

UNITED STATES (continued)
13,365	Scotts Miracle-Gro Co. (The)	$613,587
8,715	Seagate Technology Holdings Plc	432,787
8,945	Shake Shack, Inc. - Class A(a)	497,074
580,135	Simon Property Group, Inc. REIT	63,223,112
32,205	Six Flags Entertainment Corp.(a)	718,172
8,809	Skyworks Solutions, Inc.	757,662
295,463	Snowflake, Inc. - Class A(a)	47,362,719
15,435	Spectrum Brands Holdings, Inc.	712,171
12,475	SS&C Technologies Holdings, Inc.	641,464
605,211	Starbucks Corp.	52,405,220
15,727	State Street Corp.	1,163,798
8,860	Stericycle, Inc.(a)	394,979
31,990	Synchrony Financial	1,137,564
4,445	Synopsys, Inc.(a)	1,300,385
6,459	Target Corp.	1,060,891
1,068,741	TE Connectivity Ltd.	130,632,212
8,522	Teradyne, Inc.	693,265
633,749	Texas Instruments, Inc.	101,799,102
19,247	Textron, Inc.	1,317,265
272,968	Thermo Fisher Scientific, Inc.	140,297,363
12,362	Timken Co. (The)	881,287
6,322	Tractor Supply Co.	1,389,386
17,801	Trimble, Inc.(a)	1,070,908
9,591	TriNet Group, Inc.(a)	623,223
2,645,124	Truist Financial Corp.	118,475,104
1,528	Tyler Technologies, Inc.(a)	494,048
108,705	Tyson Foods, Inc. - Class A	7,429,987
23,166	UFP Industries, Inc.	1,650,114
2,398	Ulta Beauty, Inc.(a)	1,005,649
638,692	Union Pacific Corp.	125,911,741
268,363	United Rentals, Inc.(a)	84,724,883
4,555	United Therapeutics Corp.(a)	1,050,064
520,142	UnitedHealth Group, Inc.	288,756,831
2,806	Vail Resorts, Inc.	614,879
9,470	Valero Energy Corp.	1,188,959
2,170	VeriSign, Inc.(a)	434,998
2,939	Verisk Analytics, Inc.	537,337
3,226,347	Verizon Communications, Inc.	120,568,587
34,593	Viatris, Inc.	350,427
970,378	Visa, Inc. - Class A	201,023,506
24,752	Vistra Corp.	568,553
10,194	Walgreens Boots Alliance, Inc.	372,081
554,483	Walmart, Inc.	78,919,565
590,567	Waste Management, Inc.	93,528,096
2,412	Waters Corp.(a)	721,598
2,765	WD-40 Co.	442,842
706,440	WEC Energy Group, Inc.	64,519,165
42,233	Wells Fargo & Co.	1,942,296
18,113	WESCO International, Inc.(a)	2,495,428
3,081	West Pharmaceutical Services, Inc.	708,938
15,286	Westrock Co.	520,641
8,704	WEX, Inc.(a)	1,428,675
168,758	Weyerhaeuser Co. REIT	5,219,685
Shares		Value

UNITED STATES (continued)
1,601	WW Grainger, Inc.	$935,544
5,609	Yum! Brands, Inc.	663,264
2,561	Zebra Technologies Corp. - Class A(a)	725,326
356,700	Zoetis, Inc.	53,783,226
		13,819,164,407
URUGUAY — 0.8%
353,992	Dlocal Ltd.(a)	7,894,022
114,488	Globant SA(a)	21,601,596
130,075	MercadoLibre, Inc.(a)	117,278,222
		146,773,840
Total Common Stocks (Cost $14,362,598,834)		17,525,224,311

EXCHANGE-TRADED FUNDS — 7.2%
2,686,648	Consumer Staples Select Sector SPDR Fund	195,426,776
2,034,300	Energy Select Sector SPDR Fund	183,087,000
15,673,480	Financial Select Sector SPDR Fund	532,584,850
763,300	Global X Silver Miners ETF	19,097,766
589,452	Health Care Select Sector SPDR Fund	78,249,753
2,295,400	Industrial Select Sector SPDR Fund	216,570,990
1,179,200	SPDR S&P Metals & Mining ETF	57,191,200
721,453	SPDR S&P Oil & Gas Exploration & Production ETF	109,148,624

Total Exchange-Traded Funds (Cost $1,354,428,933)		1,391,356,959

Principal Amount

U.S. GOVERNMENT AGENCIES — 0.5%
Federal Home Loan Bank — 0.5%
$50,000,000	2.96%, 11/03/22(d)	49,989,694
50,000,000	3.06%, 11/16/22(d)	49,922,762

Total U.S. Government Agencies (Cost $99,928,264)		99,912,456

Shares

INVESTMENT COMPANY — 2.1%
399,446,099	Federated Hermes Government Obligations Fund, 2.94%(e)	399,446,099
Total Investment Company (Cost $399,446,099)		399,446,099

39

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
CASH SWEEP — 0.0%
6,259,120	Citibank - US Dollars on Deposit in Custody Account, 0.20%(e)	$6,259,120
Total Cash Sweep (Cost $6,259,120)		6,259,120

TOTAL INVESTMENTS — 100.2% (Cost $16,222,661,250)		$19,422,198,945
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(39,069,382)
NET ASSETS — 100.0%		$19,383,129,563

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors.
(c)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933.
(d)	Zero coupon security. The rate represents the yield at time of purchase.
(e)	The rate shown represents the current yield as of October 31, 2022.

The following abbreviations are used in the report:

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

FOR — Foreign Ownership Restrictions

GDR — Global Depositary Receipt

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

40

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments	October 31, 2022

Shares		Value

COMMON STOCKS — 82.0%
AUSTRALIA — 2.7%
1,161,847	Adbri Ltd.	$1,170,501
89,875	Alkane Resources Ltd.(a)	39,380
182,075	Allkem Ltd.(a)	1,681,744
132,369	Altium Ltd.	2,998,159
68,145	Ansell Ltd.	1,230,516
1,794,759	Aurizon Holdings Ltd.	4,155,824
51,354	Austal Ltd.	81,793
512,824	Australian Clinical Labs Ltd.(b)	1,108,734
140,436	Base Resources Ltd.	22,008
473,165	Beach Energy Ltd.	481,229
746,989	BlueScope Steel Ltd.	7,515,975
290,985	Brambles Ltd.	2,173,982
13,229	Brickworks Ltd.	187,263
1,107	Cardno Ltd.	351
222,048	Charter Hall Retail REIT	569,552
48,838	Clinuvel Pharmaceuticals Ltd.	611,039
17,710	Cochlear Ltd.	2,262,355
448,280	Codan Ltd.	1,109,693
81,450	Computershare Ltd.	1,316,554
483,590	Cooper Energy Ltd.(a)	64,959
1,832,840	CSR Ltd.	5,428,101
57,468	Data#3 Ltd.	253,640
126,315	DDH1 Ltd.	67,466
268,649	Deterra Royalties Ltd.	702,831
120,140	DGL Group Ltd.(a)(b)	117,577
169,630	Downer EDI Ltd.	487,182
1,170	EBOS Group Ltd.	25,509
176,584	Eclipx Group Ltd.(a)	212,350
14,106	Enero Group Ltd.	25,354
791,469	Estia Health Ltd.	1,159,343
136,517	Evolution Mining Ltd.	181,632
226,439	Fenix Resources Ltd.	30,417
317,880	Genworth Mortgage Insurance Australia Ltd.	551,030
317,218	Gold Road Resources Ltd.	274,941
489,723	GrainCorp Ltd. - Class A	2,621,914
371,093	Grange Resources Ltd.	147,169
71,944	Growthpoint Properties Australia Ltd. REIT	152,783
291,855	Hansen Technologies Ltd.	920,357
1,147,340	Harvey Norman Holdings Ltd.	3,053,007
4,333,591	Healius Ltd.	9,507,896
257,892	IGO Ltd.	2,522,248
2,000,607	Iluka Resources Ltd.	11,069,304
618,455	Imdex Ltd.	807,013
5,937,724	Incitec Pivot Ltd.	14,242,744
35,452	Integrated Research Ltd.(a)	8,390
271,980	IPH Ltd.	1,729,282
21,819	Jumbo Interactive Ltd.	190,367
943,225	Karoon Energy Ltd.(a)	1,279,068
1,033,952	Macmahon Holdings Ltd.	92,591
243,803	Mayne Pharma Group Ltd.(a)	42,106
Shares		Value

AUSTRALIA (continued)
368,733	McMillan Shakespeare Ltd.	$3,089,767
983,225	Medibank Pvt Ltd.	1,767,265
1,295,017	Metals X Ltd.(a)	211,231
6,825	Metarock Group Ltd.(a)	808
446,215	Metcash Ltd.	1,170,228
316,096	Mineral Resources Ltd.	14,786,214
184,617	MMA Offshore Ltd.(a)	80,892
166,605	Monadelphous Group Ltd.	1,457,862
198,582	Monash IVF Group Ltd.	120,037
172,475	Myer Holdings Ltd.	70,056
64,260	Navigator Global Investments Ltd.	46,036
23,452	New Energy Solar Ltd.	14,551
3,330,291	New Hope Corp. Ltd.	12,035,747
111,915	nib holdings Ltd.	477,481
505,514	NRW Holdings Ltd.	824,548
1,498,068	Nufarm Ltd.	5,337,392
41,421	Objective Corp. Ltd.	393,185
250,019	OceanaGold Corp.(a)	363,370
155,223	OFX Group Ltd.(a)	264,107
647,506	Orica Ltd.	5,748,780
172,700	Origin Energy Ltd.	615,304
4,664,553	Orora Ltd.	9,040,554
9,508	Pact Group Holdings Ltd.	8,727
259,370	Perenti Global Ltd.(a)	159,270
2,655,595	Perseus Mining Ltd.	3,100,039
3,276,636	Pilbara Minerals Ltd.(a)	10,668,132
51,495	Pro Medicus Ltd.	1,838,643
1,029,839	Qube Holdings Ltd.	1,791,763
94,311	Ramelius Resources Ltd.	44,340
41,045	REA Group Ltd.	3,192,277
9,386	ReadyTech Holdings Ltd.(a)	19,452
108,130	Ridley Corp. Ltd.	144,556
77,517	RPMGlobal Holdings Ltd.(a)	94,209
1,730,427	Sierra Rutile Holdings Ltd.(a)	232,442
46,723	Sigma Healthcare Ltd.	18,978
1,428,570	Silver Lake Resources Ltd.(a)	1,014,301
185,846	Sims Ltd.	1,452,670
763,890	South32 Ltd.	1,759,040
73,791	SRG Global Ltd.	33,040
12,440	Sunland Group Ltd.	19,495
5,679	Symbio Holdings Ltd.	11,624
699,874	Technology One Ltd.	5,394,477
346,313	Telix Pharmaceuticals Ltd.(a)	1,535,127
70,056	Ten Sixty Four Ltd.	25,766
818,510	Terracom Ltd.	460,733
1,649,355	West African Resources Ltd.(a)	1,097,210
3,471,886	Whitehaven Coal Ltd.	20,053,751
2,185	Zimplats Holdings Ltd.	35,989
		198,806,689
AUSTRIA — 0.2%
101,316	ANDRITZ AG	4,711,908

41

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

AUSTRIA (continued)
38,630	AT&S Austria Technologie & Systemtechnik AG	$1,193,003
7,378	AT&S Austria Technologie & Systemtechnik AG	228,582
34,860	EVN AG	580,145
5,237	Palfinger AG	121,106
3,207	Porr AG	33,088
480,882	Raiffeisen Bank International AG	6,686,509
46,642	Schoeller-Bleckmann Oilfield Equipment AG	2,567,433
7,257	Semperit AG Holding	143,434
4,167	Strabag SE	159,986
15,458	UNIQA Insurance Group AG	100,213
1,104	Vienna Insurance Group AG Wiener Versicherung Gruppe	24,712
37,839	Zumtobel Group AG	228,480
		16,778,599
BELGIUM — 0.2%
2,523	Ascencio REIT	128,158
180,272	Azelis Group NV	4,126,042
95,440	Barco NV	2,061,804
899	Bekaert SA	25,054
122,576	bpost SA	605,679
3,608	Cie d’Entreprises CFE(a)	38,295
5,054	Deme Group NV(a)	562,394
247,827	Econocom Group SA	674,741
10,290	Elia Group SA	1,300,627
18,393	EVS Broadcast Equipment SA	376,261
95,480	Galapagos NV(a)	4,358,401
13,034	Ion Beam Applications	181,877
48,446	Melexis NV	3,341,798
4,311	Retail Estates NV REIT	253,917
2,703	Sipef NV	152,528
1,445	Tessenderlo Group SA(a)	43,769
1,345	Wereldhave Belgium Comm VA REIT	64,665
		18,296,010
BERMUDA — 0.3%
395,000	Argo Group International Holdings Ltd.	9,823,650
420,000	James River Group Holdings Ltd.	10,613,400
		20,437,050
BRAZIL — 0.6%
1,457,564	Americanas SA	4,379,323
1,369,375	BRF SA - ADR(a)	3,286,500
2,165,784	Cia Energetica de Minas Gerais - ADR	4,743,067
3,601,148	Hapvida Participacoes e Investimentos SA(b)(c)	5,444,771
298,072	Pagseguro Digital Ltd. - Class A(a)	4,077,625
1,609,800	Rumo SA	6,921,626
480,200	StoneCo Ltd. - Class A(a)	5,042,100
1,545,500	Ultrapar Participacoes SA	4,027,186
Shares		Value

BRAZIL (continued)
4,296,300	Via SA(a)	$2,586,680
2,027,700	Vibra Energia SA	7,179,679
		47,688,557
CANADA — 3.9%
841,882	AbCellera Biologics, Inc.(a)	9,959,464
361,633	Advantage Energy Ltd.(a)	2,734,114
1,397	Algoma Steel Group, Inc.	9,465
51,200	Allied Properties Real Estate Investment Trust REIT	991,792
125,630	Altius Minerals Corp.	1,966,038
364,400	Altus Group Ltd.	12,948,658
54,300	Amerigo Resources Ltd.	40,655
8,200	Andlauer Healthcare Group, Inc.	314,313
203,005	ARC Resources Ltd.	2,858,029
46,180	Aritzia, Inc.(a)	1,791,134
177,278	Artis Real Estate Investment Trust REIT	1,242,709
33,000	ATCO Ltd. - Class I	1,024,627
342,955	B2Gold Corp.	1,047,229
167,900	Birchcliff Energy Ltd.	1,305,143
10,180	Bird Construction, Inc.	45,880
26,300	Black Diamond Group Ltd.	83,976
74,379	Boardwalk Real Estate Investment Trust REIT	2,646,819
14,595	Bonterra Energy Corp.(a)	95,454
7,534	Bridgemarq Real Estate Services	75,597
770,003	CAE, Inc.(a)	14,695,253
81,480	Cameco Corp.	1,932,410
45,320	Canada Goose Holdings, Inc.(a)	741,500
13,100	Canadian Western Bank	227,893
397,454	Canfor Corp.(a)	5,971,948
46,365	Capital Power Corp.	1,551,910
41,947	Cardinal Energy Ltd.	284,501
34,975	CCL Industries, Inc. - Class B	1,643,043
131,188	Celestica, Inc.(a)	1,439,616
317,180	Centerra Gold, Inc.	1,473,740
15,900	CES Energy Solutions Corp.	33,496
132,435	Choice Properties Real Estate Investment Trust REIT	1,272,488
98,600	Crescent Point Energy Corp.	770,793
30,800	Crew Energy, Inc.(a)	136,100
78,700	Definity Financial Corp.	2,330,932
189,570	Descartes Systems Group, Inc. (The)(a)	13,093,600
133,800	Descartes Systems Group, Inc. (The)(a)	9,231,989
852,319	Dollarama, Inc.	50,644,271
11,152	DREAM Unlimited Corp. - Class A	203,418
27,823	Dundee Precious Metals, Inc.	126,213
63,430	Element Fleet Management Corp.	845,050
10,600	Enghouse Systems Ltd.	235,677
64,600	Ensign Energy Services, Inc.(a)	165,489
21,700	Evertz Technologies Ltd.	188,273
19,383	Exco Technologies Ltd.	98,597

42

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

CANADA (continued)
3,700	Finning International, Inc.	$78,679
79,415	FirstService Corp.	9,927,669
215,205	H&R Real Estate Investment Trust REIT	1,770,799
4,319	High Liner Foods, Inc.	41,594
1,173,774	IAMGOLD Corp.(a)	1,713,710
19,564	InPlay Oil Corp.(a)	48,538
242,729	Interfor Corp.(a)	4,311,698
1,900	Keg Royalties Income Fund (The) - Units	21,826
197,756	Kelt Exploration Ltd.(a)	854,981
219,480	Killam Apartment Real Estate Investment Trust REIT	2,543,832
81,300	Kinaxis, Inc.(a)	8,677,530
418,550	Knight Therapeutics, Inc.(a)	1,705,107
120,785	Laurentian Bank of Canada	2,695,243
420,600	Lightspeed Commerce, Inc.(a)	8,060,973
4,900	Major Drilling Group International, Inc.(a)	29,493
62,500	Martinrea International, Inc.	400,503
63,436	Medical Facilities Corp.	509,406
362,300	MEG Energy Corp.(a)	5,417,148
17,980	Methanex Corp.	627,555
45,415	Metro, Inc.	2,379,175
2,387	Morguard Corp.	196,220
72,866	Morguard North American Residential Real Estate Investment Trust REIT	850,420
3,300	Morguard Real Estate Investment Trust REIT	12,402
3,607	MTY Food Group, Inc.	146,202
355,116	Mullen Group Ltd.	3,568,494
23,170	North West Co., Inc. (The)	602,911
76,930	Northland Power, Inc.	2,238,415
381,337	NuVista Energy Ltd.(a)	3,781,600
6,669	Obsidian Energy Ltd.(a)	60,652
271,845	Pason Systems, Inc.	2,887,362
4,739	Pet Valu Holdings Ltd.	127,628
216,853	Peyto Exploration & Development Corp.	2,024,715
46,400	Pine Cliff Energy Ltd.	57,559
39,761	Pipestone Energy Corp.(a)	119,953
2,700	Polaris Renewable Energy, Inc.	32,899
452	Precision Drilling Corp.(a)	33,344
28,415	Quebecor, Inc. - Class B	535,617
109,890	Richelieu Hardware Ltd.	2,949,813
125,210	RioCan Real Estate Investment Trust REIT	1,783,922
385,000	Ritchie Bros Auctioneers, Inc.	25,152,050
30,140	Ritchie Bros Auctioneers, Inc.	1,968,995
52,936	Russel Metals, Inc.	1,096,527
106,305	Saputo, Inc.	2,587,495
64,000	Silvercorp Metals, Inc.	155,966
Shares		Value

CANADA (continued)
263,834	Stelco Holdings, Inc.	$6,644,507
115,250	Stella-Jones, Inc.	3,470,993
50,375	Teck Resources Ltd. - Class B	1,533,417
37,775	TFI International, Inc.	3,438,527
18,555	TMX Group Ltd.	1,783,928
41,373	Torex Gold Resources, Inc.(a)	281,823
68,305	Tourmaline Oil Corp.	3,848,564
122,680	TransAlta Corp.	1,080,603
140,110	Transcontinental, Inc. - Class A	1,599,230
16,690	Uni-Select, Inc.(a)	452,670
142,270	Vermilion Energy, Inc.	3,319,825
44,177	Wajax Corp.	597,955
512,884	Western Forest Products, Inc.	463,058
32,478	Westshore Terminals Investment Corp.	580,973
88,055	Whitecap Resources, Inc.	682,542
144	Winpak Ltd.	4,389
131,400	Yamana Gold, Inc.	576,777
		285,665,697
CHILE — 0.0%
2,595,792	Cencosud SA	3,494,071
CHINA — 2.8%
4,754,716	3SBio, Inc.(b)(c)	3,355,707
13,276,000	Agricultural Bank of China Ltd. - H Shares	3,788,480
1,435,456	Alibaba Group Holding Ltd.(a)	11,237,287
143,000	Autohome, Inc. - ADR	3,735,160
2,818,500	Bank of Changsha Co. Ltd. - A Shares	2,473,902
1,982,739	Bank of Chengdu Co. Ltd. - A Shares	3,680,622
10,480,770	Bank of China Ltd. - H Shares	3,378,029
5,896,000	Bank of Communications Co. Ltd. - H Shares	2,876,775
4,069,200	Bank of Jiangsu Co. Ltd. - A Shares	3,837,900
2,400,400	Beibuwan Port Co. Ltd. - A Shares	2,322,846
1,020,100	Beibuwan Port Co. Ltd. - A Shares	992,342
4,297,800	Beijing Yanjing Brewery Co. Ltd. - A Shares	4,996,590
8,249,000	Beiqi Foton Motor Co. Ltd. - A Shares(a)	2,870,751
6,487,044	China Construction Bank Corp. - H Shares	3,446,138
6,820,000	China Galaxy Securities Co. Ltd. - H Shares	2,554,356
5,952,000	China Railway Group Ltd. - H Shares	2,585,634
6,828,944	China Railway Tielong Container Logistics Co. Ltd. - A Shares	4,830,582
772,400	Chongqing Department Store Co. Ltd. - A Shares	2,092,846
5,150,900	Daqin Railway Co. Ltd. - A Shares	4,500,074
5,171,600	Dongfang Electric Corp. Ltd. - H Shares	7,800,570
4,004,000	Dongfeng Motor Group Co. Ltd. - H Shares	1,810,807

43

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

CHINA (continued)
2,706,000	E-Commodities Holdings Ltd.	$358,518
2,474,205	FAW Jiefang Group Co. Ltd.	2,347,056
1,194,480	Fujian Star-net Communication Co. Ltd. - A Shares	3,449,756
3,325,700	Guangxi Liugong Machinery Co. Ltd. - A Shares	2,647,125
9,504,000	Industrial & Commercial Bank of China Ltd. - H Shares	4,128,673
3,394,600	IRICO Display Devices Co. Ltd. - A Shares(a)	1,851,109
1,284,300	Jacobio Pharmaceuticals Group Co. Ltd.(a)(b)(c)	566,099
2,895,483	Jilin Sino-Microelectronics Co. Ltd. - A Shares	2,769,089
6,476,925	Kingdee International Software Group Co. Ltd.(a)	10,594,576
1,875,120	Li Ning Co. Ltd.	9,698,505
1,117,300	Maccura Biotechnology Co. Ltd. - A Shares	2,967,974
2,293,400	MLS Co. Ltd. - A Shares	2,603,774
330,307	New Oriental Education & Technology Group, Inc. - ADR(a)	7,841,488
5,511,600	ORG Technology Co. Ltd. - A Shares	3,560,693
9,350,000	People’s Insurance Co. Group of China Ltd. (The) - H Shares	2,584,765
11,279,400	Rizhao Port Co. Ltd. - A Shares	4,079,906
2,440,400	Shandong Haihua Co. Ltd. - A Shares	2,514,430
12,066,000	Shandong Nanshan Aluminum Co. Ltd. - A Shares	5,065,153
1,437,405	Shanghai Kehua Bio-Engineering Co. Ltd. - A Shares	2,395,985
1,968,231	Shenzhen Hepalink Pharmaceutical Group Co. Ltd. - A Shares	3,817,328
545,500	Shenzhen Laibao Hi-tech Co. Ltd. - A Shares	579,985
1,698,000	Shenzhen Laibao Hi-tech Co. Ltd. - A Shares	1,795,883
1,350,365	Sichuan Kelun Pharmaceutical Co. Ltd. - A Shares	4,564,376
3,908,500	Sino-Ocean Group Holding Ltd.	258,919
1,668,000	Tasly Pharmaceutical Group Co. Ltd. - A Shares	2,536,761
7,694,886	Tianjin Port Co. Ltd. - A Shares	4,111,755
1,856,367	Tongkun Group Co. Ltd. - A Shares	3,061,454
205,800	Tongkun Group Co. Ltd. - A Shares	341,186
1,544,000	Triangle Tyre Co. Ltd. - A Shares	2,557,608
366,488	Vipshop Holdings Ltd. - ADR(a)	2,554,421
3,635,300	Wuxi Taiji Industry Co. Ltd. - A Shares	2,655,728
2,378,400	Xiamen King Long Motor Group Co. Ltd. - A Shares(a)	1,929,154
4,020,400	Xiaomi Corp. - B Shares(a)(b)(c)	4,512,268
1,799,374	Xuji Electric Co. Ltd. - A Shares	4,367,811
Shares		Value

CHINA (continued)
2,740,300	Yunnan Copper Co. Ltd. - A Shares	$4,108,368
2,538,540	Zai Lab Ltd.(a)	5,846,987
5,720,800	Zoomlion Heavy Industry Science and Technology Co. Ltd. - H Shares	1,843,856
		202,635,920
COSTA RICA — 0.0%
42,074	Establishment Labs Holdings, Inc.(a)	2,372,553
CYPRUS — 0.0%
152,136	Galaxy Cosmos Mezz Plc(a)	24,567
DENMARK — 1.6%
698,872	ALK-Abello A/S(a)	11,576,288
1,034,410	Ambu A/S - Class B	11,582,075
43,156	Carlsberg AS - Class B	5,086,409
13,732	Chemometec A/S	1,294,956
141,763	D/S Norden A/S	7,353,169
13,359	DFDS A/S	405,683
47,216	DSV A/S	6,392,143
186,445	FLSmidth & Co. A/S	4,312,019
87,281	Genmab A/S(a)	33,641,350
2,301,298	H Lundbeck A/S	8,604,325
18,630	H Lundbeck A/S - Class A(a)	63,301
474,643	ISS A/S(a)	8,712,571
9,780	Jyske Bank A/S(a)	528,052
145,728	Matas A/S	1,394,554
22,271	Nilfisk Holding A/S(a)	413,833
35,890	NKT A/S(a)	1,792,999
3,253	NTG Nordic Transport Group A/S(a)	105,781
2,080	Solar A/S - Class B	156,808
67,195	Spar Nord Bank A/S	813,371
3,058	Sparekassen Sjaelland-Fyn A/S	70,217
18,250	Sydbank A/S	556,150
45,870	Topdanmark A/S	2,118,679
109,907	Tryg A/S	2,378,500
298,972	Vestas Wind Systems A/S	5,888,728
		115,241,961
FINLAND — 0.4%
5,085	Aspo Oyj	40,202
443,645	Citycon Oyj	2,764,315
1,816	Consti Oyj	17,372
4,799	eQ Oyj	98,172
124	Fiskars Oyj Abp	1,787
15,713	F-Secure Oyj(a)	44,411
5,043	Marimekko Oyj	45,502
247,810	Metsa Board Oyj - Class B	1,863,676
2,188,806	Metso Outotec Oyj	16,616,838
1,136	Olvi Oyj - Class A	35,083
2,406	Oma Saastopankki Oyj	47,317
12,419	Oriola Oyj - Class A	23,012
75,503	Oriola Oyj - Class B	136,995
106,183	Orion Oyj - Class B	4,884,740
430,830	Outokumpu Oyj	1,729,894

44

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

FINLAND (continued)
12,025	Pihlajalinna Oyj	$110,994
65,641	Revenio Group Oyj	2,442,994
3,578	Titanium Oyj(b)	46,851
88,192	Uponor Oyj	1,171,373
5,907	Vaisala Oyj - Class A	229,709
		32,351,237
FRANCE — 1.3%
12,540	ABC arbitrage	81,048
3,269	AKWEL	47,490
1,489	Alten SA	174,079
1,312	Assystem SA	48,103
4,299	Aubay	188,208
27,620	Beneteau SA	306,255
369	Boiron SA	16,847
51,491	Carmila SA REIT	720,546
98,893	Catana Group	490,610
285,495	Cellectis SA(a)	723,972
58,343	Cie des Alpes(a)	719,565
249,196	Coface SA(a)	2,775,440
57,020	Covivio REIT	3,054,171
4,400	Dassault Aviation SA	653,984
287,625	Derichebourg SA	1,256,933
82,495	Edenred	4,236,075
3,795	Ekinops SAS(a)	26,140
25,869	Eramet SA	1,696,240
1,604	Esker SA	210,667
492	Esso SA Francaise(a)	26,353
331,914	Etablissements Maurel et Prom SA	1,492,464
56,025	Eurazeo SE	3,200,196
59,851	Euroapi SA(a)	1,047,211
6,341	Eurobio Scientific SA(a)	105,402
386	Fnac Darty SA	11,932
110,594	Gaztransport Et Technigaz SA	12,863,965
39,135	Gecina SA REIT	3,490,434
58,725	Genfit(a)	233,881
3,114	Groupe Guillin	55,516
8,035	Guerbet	137,849
315	Infotel SA	15,752
30,623	Ipsen SA	3,147,371
65,695	IPSOS	3,181,231
6,405	Jacquet Metals SACA	99,630
101,065	Klepierre SA REIT	2,032,507
351,710	Lectra	11,261,508
739	LISI	14,592
14,684	Mersen SA	475,976
1,232	Neurones	42,735
25,645	Nexans SA	2,397,511
7,521	Prodways Group SA(a)	27,575
9,140	Quadient SA	128,624
154	ReWorld Media SA(a)	825
464,168	Rexel SA	8,305,017
144,814	Rubis SCA	3,291,586
Shares		Value

FRANCE (continued)
2,276	Seche Environnement SA	$193,436
1,741	Serge Ferrari SAS	17,377
54,033	Societe BIC SA	3,102,430
3,875	Societe pour l’Informatique Industrielle	179,602
354	Somfy SA	37,713
153,444	SPIE SA	3,590,860
972	Stef SA	77,423
1,037	Synergie SE	28,029
105,724	Television Francaise 1	670,773
110	TFF Group	3,957
225,215	Ubisoft Entertainment SA(a)	6,180,733
77,560	Verallia SA(b)(c)	2,198,284
1,137	Vetoquinol SA	94,498
427	Vilmorin & Cie SA	18,926
5,595	Virbac SA	1,371,256
5,585	Wavestone	240,645
		92,519,958
GEORGIA — 0.0%
81,810	Bank of Georgia Group Plc	1,993,669
GERMANY — 1.5%
88,470	7C Solarparken AG	384,694
583,591	AIXTRON SE	14,354,904
11,290	Atoss Software AG	1,376,816
1,528	Basler AG	41,526
1,182	BayWa AG	53,324
57,585	Bilfinger SE	1,604,816
40,498	Carl Zeiss Meditec AG	4,904,714
5,202	CTS Eventim AG & Co. KGaA(a)	248,510
1,121	Datagroup SE	61,041
83,388	Dermapharm Holding SE	3,172,715
68,905	Deutz AG	260,397
15,066	Draegerwerk AG & Co. KGaA - Preference Shares	606,726
129,290	Duerr AG	3,421,703
5,830	Elmos Semiconductor SE	266,469
113,851	Encavis AG	2,120,875
52,440	Ernst Russ AG(a)	236,317
184,973	EuroEyes International Eye Clinic Ltd.	102,977
13,088	Evotec SE(a)	249,824
160,917	Freenet AG	3,166,212
169,009	Gerresheimer AG	9,687,342
481	Gesco AG	11,979
26,613	GFT Technologies SE	869,225
314,524	Hamburger Hafen und Logistik AG	3,686,424
369,622	Heidelberger Druckmaschinen AG(a)	510,660
10,170	Hornbach Holding AG & Co. KGaA	693,485
89,875	HUGO BOSS AG	4,142,517
1,342	IVU Traffic Technologies AG	18,779
4,651	Jungheinrich AG - Preference Shares	115,736
418,571	K+S AG	9,249,276
11,686	Koenig & Bauer AG(a)	146,668

45

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

GERMANY (continued)
46,910	Krones AG	$4,346,138
185	KSB SE & Co. KGaA - Preference Shares	58,687
1,914	KWS Saat SE & Co. KGaA	111,221
3,609	Mensch und Maschine Software SE	164,063
129,373	MorphoSys AG(a)	2,449,022
1,876	New Work SE	235,082
1,354	Nexus AG	72,658
99	Paul Hartmann AG	22,307
3,797	Pfeiffer Vacuum Technology AG	536,591
308,560	ProSiebenSat.1 Media SE	2,097,949
4,158	PSI Software AG	95,127
442	Rational AG	249,417
41,644	Rheinmetall AG	6,769,945
92,356	SAF-Holland SE	684,075
37,010	Salzgitter AG	828,061
57,380	Scout24 SE(b)(c)	2,941,896
88,559	SGL Carbon SE(a)	628,820
1,905	Sixt SE	178,849
2,523	Stabilus SE	138,506
738	STO SE & Co. KGaA - Preference Shares	95,105
173,045	Suedzucker AG	2,206,051
97,885	Symrise AG	9,997,547
27,390	Synlab AG	352,698
817	Technotrans SE	20,548
30,155	VERBIO Vereinigte BioEnergie AG	2,375,114
1,803	Villeroy & Boch AG - Preference Shares	30,113
9,327	Vitesco Technologies Group AG(a)	499,584
36,692	Wacker Chemie AG	4,275,157
83,709	Wacker Neuson SE	1,321,125
7,173	Washtec AG	269,371
5,212	Wuestenrot & Wuerttembergische AG	73,553
		109,891,031
GREECE — 0.2%
4,107,680	Alpha Services and Holdings SA(a)	3,807,731
4,072,764	Eurobank Ergasias Services and Holdings SA(a)	4,024,909
1,284,524	National Bank of Greece SA(a)	4,658,811
		12,491,451
HONG KONG — 0.6%
330,000	Analogue Holdings Ltd.	46,664
1,537,100	ASMPT Ltd.	8,459,322
731,920	Bank of East Asia Ltd. (The)	701,183
72,912	Build King Holdings Ltd.	5,945
105,040	Cafe de Coral Holdings Ltd.	122,574
619	Chow Sang Sang Holdings International Ltd.	571
1,010,445	Chow Tai Fook Jewellery Group Ltd.	1,730,062
116,000	Comba Telecom Systems Holdings Ltd.	16,255
Shares		Value

HONG KONG (continued)
2,632,710	COSCO SHIPPING Ports Ltd.	$1,297,967
365,200	Dah Sing Banking Group Ltd.	217,734
2,900,000	Emperor Watch & Jewellery Ltd.	42,117
116,600	Far East Consortium International Ltd.	26,292
246,000	First Pacific Co. Ltd.	65,185
289,000	Fortune Real Estate Investment Trust REIT	184,453
33,057	FSE Lifestyle Services Ltd.	18,993
71,772	G-Resources Group Ltd.	18,195
47,000	Health & Happiness H&H International Holdings Ltd.	44,308
329,525	HKR International Ltd.	82,700
350,700	Hutchison Port Holdings Trust - U Shares- Units	57,164
504,000	International Housewares Retail Co. Ltd.	166,937
205,918	Jacobson Pharma Corp. Ltd.(b)	19,675
158,591	Jinhui Shipping & Transportation Ltd.	132,717
1,756,598	Johnson Electric Holdings Ltd.	1,810,384
107,031	Kerry Logistics Network Ltd.	169,894
122,000	LH GROUP Ltd.(b)	13,055
359,374	Luk Fook Holdings International Ltd.	781,044
4,666,000	Nine Dragons Paper Holdings Ltd.	2,764,060
2,219,490	NWS Holdings Ltd.	1,574,919
44,788	Oriental Watch Holdings	19,171
17,893,825	Pacific Basin Shipping Ltd.	4,331,183
1,091,501	PAX Global Technology Ltd.	857,944
1,318,562	PC Partner Group Ltd.	629,914
4,700,480	PCCW Ltd.	1,796,442
137,000	Perfect Medical Health Management Ltd.	48,519
4,424,267	Poly Property Group Co. Ltd.	693,260
1,172,000	Prosperity REIT	247,848
648,000	Shun Tak Holdings Ltd.(a)	84,202
1,762,000	Singamas Container Holdings Ltd.	134,681
3,180,000	SITC International Holdings Co. Ltd.	5,209,761
200,000	SOCAM Development Ltd.	27,517
169,000	Stella International Holdings Ltd.	163,625
3,590,000	Sun Art Retail Group Ltd.	571,682
89,713	Sun Hung Kai & Co. Ltd.	31,315
74,500	Swire Pacific Ltd. - A Shares	493,051
1,156,177	Tai Hing Group Holdings Ltd.(b)	113,413
1,397	Tang Palace China Holdings Ltd.	76
859,912	Texhong Textile Group Ltd.	554,312
390,596	Tsit Wing International Holdings Ltd.	35,827
6,838,000	United Laboratories International Holdings Ltd. (The)	2,865,990
53,500	Valuetronics Holdings Ltd.	16,818
1,508,764	VSTECS Holdings Ltd.	724,623
123,000	VTech Holdings Ltd.	654,201
133,429	Wai Kee Holdings Ltd.	26,687
811,500	WH Group Ltd.(b)(c)	410,420

46

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

HONG KONG (continued)
910,000	Xinyi Glass Holdings Ltd.	$1,170,880
		42,483,731
ICELAND — 0.1%
985,896	Ossur HF(a)	4,357,450
INDIA — 0.7%
6,013,944	Bank of Baroda	10,730,688
106,356	IndiaMart InterMesh Ltd.(b)(c)	5,899,287
8,558,818	Indian Oil Corp. Ltd.	7,056,741
400,191	Lupin Ltd.	3,379,342
385,971	Sun TV Network Ltd.	2,437,920
5,047,781	TV18 Broadcast Ltd.(a)	2,131,255
186,550	WNS Holdings Ltd. - ADR(a)	16,058,224
1,044,380	Zee Entertainment Enterprises Ltd.	3,311,257
		51,004,714
INDONESIA — 0.1%
31,000,900	Perusahaan Gas Negara Tbk PT	3,925,423
IRELAND — 0.1%
286,519	Alkermes Plc(a)	6,503,981
38,766	COSMO Pharmaceuticals NV	2,264,754
		8,768,735
ISRAEL — 2.8%
32	Afcon Holdings Ltd.	1,499
8,219	Africa Israel Residences Ltd.	330,290
97,081	Airport City Ltd.(a)	1,608,607
5,957	Arad Ltd.	76,369
115,861	B Communications Ltd.(a)	649,219
246,330	Bank Leumi Le-Israel BM	2,352,772
4,920,892	Bezeq The Israeli Telecommunication Corp. Ltd.	8,715,015
63	Blue Square Real Estate Ltd.	4,188
2,072	Bonei Hatichon Civil Engineering & Infrastructures Ltd.(a)	20,670
28,700	Carasso Motors Ltd.	180,312
239,372	CyberArk Software Ltd.(a)	37,559,860
1,396	Danya Cebus Ltd.	33,304
114,669	Delek Automotive Systems Ltd.	1,477,517
2,030	Delek Group Ltd.(a)	310,571
139	Duniec Brothers Ltd.	7,199
10,900	Elbit Systems Ltd.	2,206,189
24,790	Electra Real Estate Ltd.	304,828
1	Equital Ltd.(a)	32
32,356	FIBI Holdings Ltd.	1,526,438
209,207	First International Bank of Israel Ltd. (The)	9,040,741
182,153	Fiverr International Ltd.(a)	5,637,635
779	FMS Enterprises Migun Ltd.	25,816
6,005	Formula Systems 1985 Ltd.	487,735
8,704	Fox Wizel Ltd.	1,061,659
83,066	Gav-Yam Lands Corp. Ltd.	705,234
7,959	Hamat Group Ltd.	65,951
Shares		Value

ISRAEL (continued)
860	IES Holdings Ltd.	$60,213
8,046	Ilex Medical Ltd.	203,339
341,492	Isracard Ltd.	1,010,883
16,883	Israel Corp. Ltd.	7,314,987
8,127,017	Isramco Negev 2 LP	2,766,850
1,358	Isras Investment Co. Ltd.	255,762
302,615	JFrog Ltd.(a)	7,686,421
7,235	Kamada Ltd.(a)	33,129
562,227	Kornit Digital Ltd.(a)	15,022,705
1,982	Lapidoth Capital Ltd.	37,525
3,466	Levinstein Properties Ltd.	90,016
804,335	Max Stock Ltd.	1,149,521
190,170	Mivne Real Estate KD Ltd.	592,002
41,402	Monday.com Ltd.(a)	4,427,530
9,449	Naphtha Israel Petroleum Corp. Ltd.(a)	49,176
334,500	Nice Ltd. - ADR(a)	63,518,205
5,168,904	Oil Refineries Ltd.	1,927,980
233,925	Partner Communications Co. Ltd.(a)	1,764,260
322,363	Plus500 Ltd.	6,672,830
434,402	Radware Ltd.(a)	9,999,934
46,566	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	3,231,307
42,775	Ratio Energies Finance LP	30,554
33,495	Reit 1 Ltd.	175,838
127,316	Sella Capital Real Estate Ltd. REIT	327,590
157,829	SimilarWeb Ltd.(a)	984,853
2,203	Tadiran Group Ltd.	298,821
390,953	Tel Aviv Stock Exchange Ltd.	2,304,637
12,311	YH Dimri Construction & Development Ltd.	749,067
		207,075,585
ITALY — 0.7%
1,490	ACEA SpA	18,774
65,299	Aeffe SpA(a)	80,665
215,355	Anima Holding SpA(b)(c)	667,418
1,282	Aquafil SpA	6,968
167,366	Arnoldo Mondadori Editore SpA	282,171
228,985	Azimut Holding SpA	3,688,599
145,193	Banca IFIS SpA	1,714,669
18,520	Banca Mediolanum SpA	138,732
12,200	BasicNet SpA	59,319
283,780	BFF Bank SpA(b)(c)	2,002,381
96,848	Biesse SpA	1,166,705
142,705	Buzzi Unicem SpA	2,368,569
274,097	Cairo Communication SpA	445,321
856	Cembre SpA	23,348
3,776	Danieli & C Officine Meccaniche SpA	77,058
49,191	Danieli & C Officine Meccaniche SpA - RSP	675,721
709,713	Davide Campari-Milano NV	6,378,294
42,430	Digital Bros SpA	1,000,484

47

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

ITALY (continued)
2,035	Digital360 SpA(a)	$8,829
9,952	El.En. SpA	121,758
18,285	Elica SpA	48,609
47,594	ERG SpA	1,492,884
4,094	Fine Foods & Pharmaceuticals NTM	31,356
11,581	Gefran SpA	97,282
14,484	GPI SpA	185,221
295,385	Immobiliare Grande Distribuzione SIIQ SpA REIT	850,930
241,041	Iren SpA	358,266
186,130	Italgas SpA	959,262
1,278,333	Leonardo SpA	10,273,258
609,620	Maire Tecnimont SpA	1,892,920
440,846	MFE-MediaForEurope NV - Class A	154,487
128,053	Moncler SpA	5,528,899
441	Orsero SpA	6,319
5,445	Pharmanutra SpA	364,833
276,429	Rizzoli Corriere Della Sera Mediagroup SpA	185,490
172,985	Salvatore Ferragamo SpA	2,543,772
31,494	Sanlorenzo SpA	1,009,972
1,879,502	Saras SpA(a)	2,271,622
1,114	Sesa SpA	120,770
10,246	SIT SpA	61,766
47,025	Sogefi SpA(a)	38,340
212,850	Stevanato Group SpA	3,584,394
304,835	Unipol Gruppo SpA	1,312,259
		54,298,694
JAPAN — 7.3%
54,200	77 Bank Ltd. (The)	656,473
4,500	A&A Material Corp.	25,512
16,000	A&D HOLON Holdings Co Ltd.	98,672
54,630	ABC-Mart, Inc.	2,435,838
4,400	Abist Co. Ltd.	84,304
2,600	Achilles Corp.	23,990
48,400	ADEKA Corp.	724,560
22,800	Advanced Media, Inc.(a)	149,961
28,000	Aeon Delight Co. Ltd.	560,019
193,400	AEON Financial Service Co. Ltd.	1,893,745
14,100	Aeon Mall Co. Ltd.	153,332
990	AEON REIT Investment Corp.	1,065,268
30,900	Ai Holdings Corp.	458,009
4,329	Aichi Financial Group, Inc.	55,315
1,400	Aichi Tokei Denki Co. Ltd.	12,240
17,800	Aiming, Inc.	36,032
2,900	Ain Holdings, Inc.	121,894
6,600	Aiphone Co. Ltd.	88,772
30,500	Aisan Industry Co. Ltd.	144,608
13,700	AIT Corp.	138,847
57,000	Akatsuki, Inc.	828,387
1,700	Akita Bank Ltd. (The)	18,190
107,500	Alfresa Holdings Corp.	1,236,978
Shares		Value

JAPAN (continued)
71,800	Alps Alpine Co. Ltd.	$618,071
3,100	Alps Logistics Co. Ltd.	22,891
111,892	Altech Corp.	1,511,759
42,400	Amada Co. Ltd.	298,549
11,500	Amano Corp.	196,984
57,100	Anest Iwata Corp.	342,535
8,500	Anicom Holdings, Inc.	34,013
37,900	Anritsu Corp.	382,071
2,900	AOI Electronics Co. Ltd.	37,563
3,200	Arcs Co. Ltd.	42,697
34,400	Arealink Co. Ltd.	437,244
38,000	Arisawa Manufacturing Co. Ltd.	321,235
23,100	ARTERIA Networks Corp.	186,577
30,200	Artiza Networks, Inc.	211,021
40,700	As One Corp.	1,740,825
17,400	Asahi Co. Ltd.	151,304
208,800	Asahi Diamond Industrial Co. Ltd.	1,043,333
98,200	Asahi Holdings, Inc.	1,254,123
22,500	Asahi Net, Inc.	91,546
7,000	ASAHI YUKIZAI CORP.	112,559
27,000	Asia Pile Holdings Corp.	91,698
7,600	ASKA Pharmaceutical Holdings Co. Ltd.	59,902
203,470	ASKUL Corp.	2,127,818
26,300	Astena Holdings Co. Ltd.	74,286
21,304	Ateam, Inc.	110,177
1,200	Aval Data Corp.	19,804
74,096	Avant Group, Corp.	736,500
12,300	Awa Bank Ltd. (The)	154,603
6,900	Axial Retailing, Inc.	157,309
560,600	Azbil Corp.	15,250,190
35,200	Bando Chemical Industries Ltd.	250,220
8,900	Bank of Iwate Ltd. (The)	107,378
5,500	Bank of Nagoya Ltd. (The)	112,630
2,200	Bank of Saga Ltd. (The)	22,977
6,200	Bank of the Ryukyus Ltd.	32,440
338,639	BASE, Inc.(a)	637,674
3,900	Bell System24 Holdings, Inc.	36,274
12,900	Benesse Holdings, Inc.	190,340
55,900	BeNext-Yumeshin Group Co.	675,935
291,200	BIPROGY Inc.	6,296,163
95,200	BML, Inc.	2,154,397
155,280	Brother Industries Ltd.	2,643,086
273,400	Bunka Shutter Co. Ltd.	1,965,531
1,700	Business Brain Showa-Ota, Inc.	17,172
1,400	Business Engineering Corp.	19,584
1,700	Canare Electric Co. Ltd.	15,892
6,600	Canon Marketing Japan, Inc.	139,373
756,200	Carenet, Inc.	6,946,899
2,900	Cawachi Ltd.	40,196
17,852	Central Security Patrols Co. Ltd.	307,948
188,000	Chiba Kogyo Bank Ltd. (The)	364,128
2,400	Chino Corp.	27,681

48

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

JAPAN (continued)
1,900	Chiyoda Integre Co. Ltd.	$29,248
5,000	Chuo Warehouse Co. Ltd.	31,003
115,000	Citizen Watch Co. Ltd.	483,372
950,380	CKD Corp.	11,677,220
5,200	Cleanup Corp.	21,262
17,900	CMIC Holdings Co. Ltd.	202,360
101,400	COLOPL, Inc.(a)	478,035
320	Comforia Residential REIT, Inc.	678,974
224,400	Computer Engineering & Consulting Ltd.	2,354,242
50,500	CONEXIO Corp.	386,489
1,800	Core Corp.	17,892
21,000	Cosel Co. Ltd.	120,468
6,300	CRE, Inc.	57,664
217,535	Credit Saison Co. Ltd.	2,326,108
27,100	Creek & River Co. Ltd.	372,706
63,000	Cresco Ltd.	734,248
3,500	CTI Engineering Co. Ltd.	68,802
19,200	CTS Co. Ltd.	103,557
9,700	Cybernet Systems Co. Ltd.	68,300
9,700	Daihatsu Diesel Manufacturing Co. Ltd.	35,422
32,200	Daihen Corp.	832,637
600	Daiichi Jitsugyo Co. Ltd.	15,757
5,600	Daiken Corp.	75,021
58,600	Daiken Medical Co. Ltd.	181,284
13,679	Daikoku Denki Co. Ltd.	131,275
188,559	Daikokutenbussan Co. Ltd.	5,757,139
14,100	Daisue Construction Co. Ltd.	109,712
35,100	Daito Pharmaceutical Co. Ltd.	604,297
38,500	Daitron Co. Ltd.	550,721
475	Daiwa House REIT Investment Corp.	958,338
9,700	Daiwa Industries Ltd.	81,412
46,500	Daiwabo Holdings Co. Ltd.	601,362
153,900	Dear Life Co. Ltd.	645,843
43,300	DeNA Co. Ltd.	565,219
24,500	Denka Co. Ltd.	567,622
1,500	Densan System Holdings Co. Ltd.	23,747
39,700	Dentsu Group, Inc.	1,237,496
6,300	Denyo Co. Ltd.	61,816
2,200	Digital Arts, Inc.	92,767
38,900	Digital Garage, Inc.	933,945
34,900	Digital Holdings, Inc.	269,915
6,670	Disco Corp.	1,601,392
4,600	DKK Co. Ltd.	74,246
46,800	DMG Mori Co. Ltd.	542,923
117,700	Doshisha Co. Ltd.	1,196,828
19,800	Dowa Holdings Co. Ltd.	630,505
58,000	Duskin Co. Ltd.	1,112,452
6,700	Ebase Co. Ltd.	24,782
1,800	Eco’s Co. Ltd.	22,032
23,800	EDION Corp.	189,030
6,200	E-Guardian, Inc.	127,173
Shares		Value

JAPAN (continued)
8,600	Ehime Bank Ltd. (The)	$49,508
119,600	Eiken Chemical Co. Ltd.	1,478,360
19,900	Eizo Corp.	484,468
96,500	Elecom Co. Ltd.	895,592
4,600	Elematec Corp.	47,981
10,900	EM Systems Co. Ltd.	72,278
277,450	en Japan, Inc.	4,830,815
2,900	Endo Lighting Corp.	14,666
4,200	Enplas Corp.	114,960
3,600	Exedy Corp.	42,199
100,900	EXEO Group, Inc.	1,478,605
8,500	FALCO HOLDINGS Co. Ltd.	101,180
331,500	FAN Communications, Inc.	989,852
8,900	FCC Co. Ltd.	86,549
58,905	Ferrotec Holdings Corp.	999,081
61,800	Financial Products Group Co. Ltd.	482,946
28,671	First Bank of Toyama Ltd. (The)	79,441
3,000	Fixstars Corp.	22,738
7,600	FJ Next Holdings Co. Ltd.	50,754
6,600	Forum Engineering, Inc.	40,835
50,600	Foster Electric Co. Ltd.	264,749
92,527	Freee KK(a)	1,810,778
2,600	Frontier Management, Inc.	21,962
470	Frontier Real Estate Investment Corp. REIT	1,659,437
22,000	Fudo Tetra Corp.	218,676
12,600	Fuji Corp.	166,763
2,800	Fuji Corp.	23,896
23,400	Fuji Pharma Co. Ltd.	168,542
14,500	Fuji Soft, Inc.	789,872
252,600	Fujikura Ltd.	1,494,926
30,500	Fujimi, Inc.	1,275,833
4,100	Fujimori Kogyo Co. Ltd.	85,753
30,300	Fujisash Co. Ltd.	13,857
516,200	Fujitec Co. Ltd.	10,268,803
2,100	Fujiya Co. Ltd.	36,084
1,000	Fukuda Corp.	32,617
3,700	Fukuda Denshi Co. Ltd.	193,093
73,853	Fukui Computer Holdings, Inc.	1,725,944
5,100	Fukuyama Transporting Co. Ltd.	111,298
145,200	FULLCAST Holdings Co. Ltd.	2,910,933
19,000	Funai Soken Holdings, Inc.	338,996
33,200	Furukawa Electric Co. Ltd.	512,641
111,700	Furuno Electric Co. Ltd.	806,040
78,783	Furyu Corp.	619,371
1,400	Fuso Pharmaceutical Industries Ltd.	19,442
71,600	Future Corp.	805,587
9,900	Fuyo General Lease Co. Ltd.	549,945
33,600	Gakujo Co. Ltd.	325,165
12,200	Gecoss Corp.	65,474
200	GLOBERIDE, Inc.	3,139
93,700	Glory Ltd.	1,446,192
33,300	GMO Financial Gate, Inc.	3,121,840

49

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

JAPAN (continued)
2,100	GMO GlobalSign Holdings KK	$65,318
64,776	Goldcrest Co. Ltd.	762,352
17,800	Good Com Asset Co. Ltd.	83,915
21,400	Grandy House Corp.	79,731
217,700	Gree, Inc.	1,225,427
370,980	GungHo Online Entertainment, Inc.	5,496,277
33,500	Gunze Ltd.	860,621
185,900	H.U. Group Holdings, Inc.	3,463,082
2,400	Hamakyorex Co. Ltd.	53,667
73,085	Hamamatsu Photonics KK	3,312,774
7,600	Hamee Corp.	43,598
39,700	Hanwa Co. Ltd.	961,162
29,100	Happinet Corp.	400,408
30,100	Harmonic Drive Systems, Inc.	1,006,066
23,200	Heiwa Corp.	374,458
6,500	Heiwa Real Estate Co. Ltd.	180,537
11,700	Heiwado Co. Ltd.	148,163
31,500	Hino Motors Ltd.(a)	130,919
12,400	Hioki EE Corp.	592,084
10,800	Hiroshima Gas Co. Ltd.	25,058
58,500	Hisamitsu Pharmaceutical Co., Inc.	1,443,862
13,411	Hito Communications Holdings, Inc.	150,349
32,800	Hochiki Corp.	314,335
1,200	Hodogaya Chemical Co. Ltd.	23,121
4,800	Hokkaido Gas Co. Ltd.	54,942
130,400	Hokuhoku Financial Group, Inc.	783,128
19,100	Hoosiers Holdings Co. Ltd.	100,577
53,500	Horiba Ltd.	2,201,957
7,900	Hosokawa Micron Corp.	143,235
4,100	House Foods Group, Inc.	76,736
38,000	Hyakugo Bank Ltd. (The)	84,078
24,600	Hyakujushi Bank Ltd. (The)	275,787
1,700	Ichiken Co. Ltd.	20,533
8,200	Ichikoh Industries Ltd.	23,437
4,600	Ichinen Holdings Co. Ltd.	39,381
2,200	ID Holdings Corp.	13,419
19,900	Idec Corp.	426,921
47,115	Idemitsu Kosan Co. Ltd.	1,029,784
23,300	IHI Corp.	520,233
7,700	Inaba Denki Sangyo Co. Ltd.	143,856
54,700	Ines Corp.	556,951
2,300	I-Net Corp.	20,696
35,800	Infocom Corp.	514,507
1,614,811	Infomart Corp.	5,245,326
39,700	Information Services International- Dentsu Ltd.	1,216,137
106,045	Inpex Corp.	1,082,594
383,800	Internet Initiative Japan, Inc.	6,034,664
40,500	I-PEX, Inc.	348,633
17,000	ISB Corp.	149,655
8,600	Iseki & Co. Ltd.	71,139
14,800	Ishihara Sangyo Kaisha Ltd.	102,120
142,530	Isuzu Motors Ltd.	1,671,693
Shares		Value

JAPAN (continued)
75,500	Itfor, Inc.	$388,937
85,400	Itochu Techno-Solutions Corp.	1,981,439
1,500	Itochu-Shokuhin Co. Ltd.	49,228
71,800	Itoki Corp.	205,219
5,700	Iwaki Co. Ltd.	54,204
6,300	Iwasaki Electric Co. Ltd.	110,752
64,000	Izumi Co. Ltd.	1,290,803
92,800	JAC Recruitment Co. Ltd.	1,578,964
158,760	JAFCO Group Co. Ltd.	2,437,534
150,700	Japan Aviation Electronics Industry Ltd.	2,350,269
1,060	Japan Excellent, Inc. REIT	980,194
100,700	Japan Lifeline Co. Ltd.	679,934
2,900	Japan Medical Dynamic Marketing, Inc.	23,111
1,490	Japan Metropolitan Fund Invest REIT	1,097,246
11,800	Japan Petroleum Exploration Co. Ltd.	306,318
36,100	Japan Post Insurance Co. Ltd.	533,385
11,400	Japan Pulp & Paper Co. Ltd.	351,902
48,400	Japan System Techniques Co. Ltd.	488,899
14,500	Japan Transcity Corp.	48,270
42,091	JBCC Holdings, Inc.	549,438
39,400	JCR Pharmaceuticals Co. Ltd.	586,913
140,400	Jeol Ltd.	5,155,412
86,800	JINUSHI Co. Ltd.	1,196,678
3,200	JK Holdings Co. Ltd.	23,457
13,000	JP-Holdings, Inc.	26,141
11,700	JSB Co. Ltd.	303,329
62,900	Justsystems Corp.	1,328,263
58,400	JVCKenwood Corp.	84,834
3,800	K&O Energy Group, Inc.	53,028
1,200	Kaga Electronics Co. Ltd.	35,630
56,300	Kajima Corp.	530,457
54,800	Kaken Pharmaceutical Co. Ltd.	1,402,293
2,000	Kakiyasu Honten Co. Ltd.	29,900
64,800	Kamigumi Co. Ltd.	1,232,418
3,500	Kanaden Corp.	25,303
172,900	Kanamoto Co. Ltd.	2,497,658
44,000	Kandenko Co. Ltd.	247,379
43,300	Kanematsu Corp.	428,355
2,100	Kanematsu Electronics Ltd.	62,423
50,300	Katitas Co. Ltd.	1,128,152
4,200	Kawada Technologies, Inc.	102,391
22,100	Kawai Musical Instruments Manufacturing Co. Ltd.	392,968
33,300	Kawasaki Kisen Kaisha Ltd.	506,347
49,700	Keihanshin Building Co. Ltd.	442,201
830	Kenedix Office Investment Corp. REIT	1,889,472
855	Kenedix Residential Next Investment Corp. REIT	1,252,355
43,400	Kewpie Corp.	685,609
31,500	KH Neochem Co. Ltd.	537,869

50

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

JAPAN (continued)
45,300	Kimoto Co. Ltd.	$71,288
4,200	Kimura Unity Co. Ltd.	21,890
76,000	Kinden Corp.	773,826
57,200	Kissei Pharmaceutical Co. Ltd.	1,011,324
1,800	Kita-Nippon Bank Ltd. (The)	22,758
49,750	Kitz Corp.	295,766
5,100	Koatsu Gas Kogyo Co. Ltd.	21,608
17,600	Kobayashi Pharmaceutical Co. Ltd.	935,068
148,900	Kobe Bussan Co. Ltd.	3,239,460
124,600	Kobe Steel Ltd.	511,154
70,600	Koei Tecmo Holdings Co. Ltd.	1,067,345
14,800	Kokuyo Co. Ltd.	183,737
85,300	Komeri Co. Ltd.	1,488,641
100,700	Komori Corp.	548,552
50,045	Konami Group Corp.	2,197,746
517,800	Konica Minolta, Inc.	1,577,480
11,900	Konoike Transport Co. Ltd.	125,246
5,700	Kose Corp.	570,019
67,900	K’s Holdings Corp.	532,442
54,600	Kumagai Gumi Co. Ltd.	923,127
31,000	Kurabo Industries Ltd.	434,265
8,900	Kureha Corp.	572,205
5,100	Kyodo Printing Co. Ltd.	86,638
92,300	Kyokuto Kaihatsu Kogyo Co. Ltd.	858,475
23,500	Kyokuto Securities Co. Ltd.	98,618
6,100	LAC Co. Ltd.	32,121
55,000	Lawson, Inc.	1,756,952
3,100	Lifedrink Co., Inc.	39,611
5,700	M&A Capital Partners Co. Ltd.(a)	145,667
130,953	M3, Inc.	3,915,512
44,200	Mabuchi Motor Co. Ltd.	1,200,901
2,500	Maezawa Kyuso Industries Co. Ltd.	15,434
1,600	Makino Milling Machine Co. Ltd.	49,443
20,000	Mandom Corp.	202,697
4,900	Maruwa Co. Ltd.	577,013
4,200	Maruzen Showa Unyu Co. Ltd.	85,867
232,200	Marvelous, Inc.	1,054,070
54,300	Max Co. Ltd.	775,271
62,300	Maxell Ltd.	517,438
44,400	Medipal Holdings Corp.	550,913
75,400	Megachips Corp.	1,294,064
11,500	Megmilk Snow Brand Co. Ltd.	125,290
97,600	Meidensha Corp.	1,300,283
3,300	Meiji Electric Industries Co. Ltd.	23,125
57,800	Meiko Network Japan Co. Ltd.	235,561
7,800	Meisei Industrial Co. Ltd.	36,982
268,800	Meitec Corp.	4,535,588
26,000	Melco Holdings, Inc.	546,421
71,600	Menicon Co. Ltd.	1,226,438
5,900	METAWATER Co. Ltd.	75,627
353,400	Micronics Japan Co. Ltd.	3,275,061
12,800	Milbon Co. Ltd.	528,545
Shares		Value

JAPAN (continued)
10,000	Mimasu Semiconductor Industry Co. Ltd.	$154,948
156,300	Mirait one Corp.	1,502,086
583,600	Mirarth Holdings, Inc.	1,569,925
22,700	Miroku Jyoho Service Co. Ltd.	228,076
62,000	Mito Securities Co. Ltd.	95,901
15,600	Mitsubishi Heavy Industries Ltd.	537,153
1,700	Mitsubishi Kakoki Kaisha Ltd.	24,500
78,600	Mitsubishi Logistics Corp.	1,725,875
40,400	Mitsubishi Materials Corp.	528,723
7,300	Mitsubishi Pencil Co. Ltd.	71,137
24,800	Mitsubishi Research Institute, Inc.	867,279
20,000	Mitsubishi Shokuhin Co. Ltd.	404,856
39,300	Mitsuboshi Belting Ltd.	836,508
26,100	Mitsui Mining & Smelting Co. Ltd.	528,337
164,850	Mitsui OSK Lines Ltd.	3,271,612
10,300	Mitsui-Soko Holdings Co. Ltd.	214,735
67,100	Miura Co. Ltd.	1,369,572
153,300	Mixi, Inc.	2,404,221
900	Miyaji Engineering Group, Inc.	19,883
1,500	Miyazaki Bank Ltd. (The)	22,496
87,750	Mizuno Corp.	1,504,842
22,100	Mochida Pharmaceutical Co. Ltd.	509,045
221,200	Money Forward, Inc.(a)	6,307,462
392,800	MonotaRO Co. Ltd.	5,991,260
2,900	MORESCO Corp.	20,049
202	Mori Trust Hotel REIT, Inc.	191,682
8,300	Morinaga & Co. Ltd.	207,647
210,193	Morinaga Milk Industry Co. Ltd.	5,965,328
3,900	Morito Co. Ltd.	19,724
1,500	Morozoff Ltd.	37,173
3,800	Mory Industries, Inc.	68,106
46,580	Mugen Estate Co. Ltd.	147,232
10,000	Nachi-Fujikoshi Corp.	262,282
18,900	Nagaileben Co. Ltd.	259,550
31,600	Nagano Keiki Co. Ltd.	230,792
17,500	Naigai Trans Line Ltd.	242,443
4,400	Nakabayashi Co. Ltd.	15,683
3,900	Nakamoto Packs Co. Ltd.	39,028
41,200	Nakanishi, Inc.	752,542
1,700	Nanyo Corp.	20,579
900	NCS&A Co. Ltd.	3,117
68,100	NEC Corp.	2,255,573
12,000	NEC Networks & System Integration Corp.	128,639
3,000	NEOJAPAN, Inc.	20,478
5,400	Neturen Co. Ltd.	24,295
24,900	Nextage Co. Ltd.	480,601
1,400	Nice Corp.	12,598
10,700	Nichias Corp.	165,219
15,900	Nichiban Co. Ltd.	181,675
4,500	Nichiha Corp.	85,282
15,700	Nihon Chouzai Co. Ltd.	139,584

51

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

JAPAN (continued)
21,900	Nihon Falcom Corp.	$188,815
68,200	Nihon Kohden Corp.	1,529,621
28,100	Nihon M&A Center Holdings, Inc.	318,049
2,700	Niitaka Co. Ltd.	37,660
4,300	Nikkon Holdings Co. Ltd.	67,235
120	Nippon Accommodations Fund, Inc. REIT	510,844
8,100	Nippon Air Conditioning Services Co. Ltd.	39,657
380	Nippon Building Fund, Inc. REIT	1,689,230
2,300	Nippon Carbide Industries Co., Inc.	19,830
2,200	Nippon Concept Corp.	25,640
23,500	Nippon Express Holdings, Inc.	1,180,571
900	Nippon Road Co. Ltd. (The)	37,103
2,600	Nippon Shinyaku Co. Ltd.	144,080
147,205	Nippon Steel Corp.	2,022,033
12,000	Nippon Steel Trading Corp.	413,195
2,061	Nippon Systemware Co. Ltd.	29,468
31,600	Nippon Thompson Co. Ltd.	112,846
91,200	Nipro Corp.	688,163
111,600	Nishi-Nippon Financial Holdings, Inc.	568,901
21,900	Nishio Rent All Co. Ltd.	440,666
1,500	Nissei ASB Machine Co. Ltd.	37,375
70,000	Nissha Co. Ltd.	825,246
282,600	Nisshinbo Holdings, Inc.	1,961,352
1,800	Nissin Corp.	23,339
64,100	Nissin Electric Co. Ltd.	595,758
32,900	Nisso Corp.	125,011
11,100	Nitta Corp.	215,662
130,200	Nitto Kogyo Corp.	2,155,771
2,100	Nitto Kohki Co. Ltd.	22,300
39,800	Nitto Seiko Co. Ltd.	138,381
50,300	Nittoc Construction Co. Ltd.	296,330
45,900	NOF Corp.	1,580,470
15,300	Nomura Co. Ltd.	112,053
81,600	Nomura Real Estate Holdings, Inc.	1,846,626
9,300	Noritake Co. Ltd.	258,307
50,300	Noritsu Koki Co. Ltd.	906,581
70,400	Noritz Corp.	723,435
7,600	NS Solutions Corp.	175,056
254,522	NSD Co. Ltd.	4,354,578
1,210	NTT UD REIT Investment Corp.	1,184,815
8,900	OBIC Business Consultants Co. Ltd.	256,175
2,400	Ohsho Food Service Corp.	102,330
2,800	Oiles Corp.	28,133
10,000	Oita Bank Ltd. (The)	121,389
13,200	Okabe Co. Ltd.	62,407
140,300	Okamura Corp.	1,291,709
368,000	Oki Electric Industry Co. Ltd.	1,823,975
5,600	Okinawa Cellular Telephone Co.	105,940
2,400	Okinawa Financial Group, Inc.	33,282
30,500	OKUMA Corp.	1,023,538
2,000	Okura Industrial Co. Ltd.	25,219
Shares		Value

JAPAN (continued)
1,700	One Career, Inc.(a)	$39,100
24,500	Ono Pharmaceutical Co. Ltd.	576,025
40	Ooedo Onsen REIT Investment Corp.	18,508
5,100	Optim Corp.(a)	31,040
2,200	Optorun Co. Ltd.	31,307
12,900	Oracle Corp. Japan	688,833
36,800	Organo Corp.	637,278
61,200	Oriental Shiraishi Corp.	110,304
415	Orix JREIT, Inc.	556,794
7,700	Oro Co. Ltd.	86,841
204,400	Osaki Electric Co. Ltd.	717,555
86,900	OSG Corp.	1,106,303
59,200	Otsuka Corp.	1,869,222
26,300	Outsourcing, Inc.	206,056
39,530	Oyo Corp.	601,078
31,400	Pan Pacific International Holdings Corp.	515,467
7,200	PAPYLESS Co. Ltd.	50,213
34,500	Paramount Bed Holdings Co. Ltd.	614,385
4,800	Pasco Corp.	41,578
54,100	Pasona Group, Inc.	746,583
40,600	Pegasus Sewing Machine Manufacturing Co. Ltd.	236,454
1,300	People Dreams & Technologies Group Co. Ltd.	23,667
192,245	PeptiDream, Inc.(a)	2,111,275
26,600	Persol Holdings Co. Ltd.	534,165
900	Pickles Holdings Co. Ltd.	6,240
4,400	Pilot Corp.	171,331
51,600	Pola Orbis Holdings, Inc.	570,846
46,300	Pole To Win Holdings, Inc.	294,873
77,100	Prestige International, Inc.	373,328
40,500	Pronexus, Inc.	261,202
121,552	Proto Corp.	953,157
18,000	Punch Industry Co. Ltd.	48,663
2,300	QB Net Holdings Co. Ltd.	20,356
32,400	Qol Holdings Co. Ltd.	267,358
4,500	Quick Co. Ltd.	58,559
10,600	RaQualia Pharma, Inc.(a)	81,837
97,700	Raysum Co. Ltd.	1,056,536
257,890	Relia, Inc.	1,730,887
14,300	Relo Group, Inc.	202,149
200	Rhythm Co. Ltd.	2,222
52,200	Ricoh Co. Ltd.	382,649
3,300	Ride On Express Holdings Co. Ltd.	22,881
15,000	Riken Corp.	228,589
72,800	Riken Technos Corp.	252,630
19,400	Riken Vitamin Co. Ltd.	245,933
7,900	Rinnai Corp.	538,727
7,600	Rion Co. Ltd.	104,216
3,500	Riso Kagaku Corp.	55,715
4,600	Rock Field Co. Ltd.	44,671
139,460	Rohm Co. Ltd.	9,819,740

52

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

JAPAN (continued)
57,900	Roland DG Corp.	$1,244,094
5,000	S Foods, Inc.	91,631
100	Saison Information Systems Co. Ltd.	1,188
30,200	Saizeriya Co. Ltd.	563,806
4,000	Sakai Chemical Industry Co. Ltd.	52,860
3,000	Sakai Heavy Industries Ltd.	60,305
4,400	Sakai Moving Service Co. Ltd.	139,373
77,410	Sakata Seed Corp.	2,550,920
8,500	Sangetsu Corp.	90,090
31,600	Sanken Electric Co. Ltd.	1,085,954
95,505	Sankyo Co. Ltd.	3,156,845
15,200	Sankyo Tateyama, Inc.	55,609
43,400	Sankyu, Inc.	1,297,374
11,300	Sansha Electric Manufacturing Co. Ltd.	68,623
445,500	Santen Pharmaceutical Co. Ltd.	3,049,995
93,200	Sanwa Holdings Corp.	803,540
1,800	Sanyo Denki Co. Ltd.	65,974
2,000	Sanyo Trading Co. Ltd.	13,961
96,800	Sato Holdings Corp.	1,195,881
58,840	Sawai Group Holdings Co. Ltd.	1,695,614
72,870	SBI Holdings, Inc.	1,317,291
69,900	SCREEN Holdings Co. Ltd.	3,850,035
35,900	Scroll Corp.	166,589
139,200	SCSK Corp.	2,056,709
5,400	Seed Co. Ltd.	18,049
1,800	Seika Corp.	19,816
125,200	Seikagaku Corp.	763,687
4,600	Seikitokyu Kogyo Co. Ltd.	25,336
37,000	Seiko Group Corp.	783,819
70,700	Seino Holdings Co. Ltd.	543,938
9,400	Sekisui Jushi Corp.	107,721
17,100	Sekisui Kasei Co. Ltd.	44,505
900	Semba Corp.	4,539
3,000	SERAKU Co. Ltd.	24,291
1,042,900	SG Holdings Co. Ltd.	13,830,988
1,000	Shibaura Electronics Co. Ltd.	31,440
4,900	Shibaura Machine Co. Ltd.	95,301
17,300	Shibaura Mechatronics Corp.	1,139,023
3,600	Shibusawa Warehouse Co. Ltd. (The)	49,583
5,900	Shibuya Corp.	101,974
5,900	Shikoku Bank Ltd. (The)	34,441
25,000	Shikoku Electric Power Co., Inc.	120,381
58,700	Shindengen Electric Manufacturing Co. Ltd.	1,452,746
16,300	Shinmaywa Industries Ltd.	111,155
27,500	Shinnihon Corp.	133,898
5,900	Shinnihonseiyaku Co. Ltd.	62,176
15,200	Shoei Co. Ltd.	561,202
6,597	Shofu, Inc.	112,024
3,400	Sigma Koki Co. Ltd.	34,070
38,800	SIGMAXYZ Holdings, Inc.	312,602
61,600	Sinfonia Technology Co. Ltd.	561,337
Shares		Value

JAPAN (continued)
43,700	Sinko Industries Ltd.	$454,942
49,200	SK-Electronics Co. Ltd.	415,584
2,900	SMK Corp.	51,702
94,400	SMS Co. Ltd.	2,171,210
18,200	Soda Nikka Co. Ltd.	69,277
152,800	Sodick Co. Ltd.	794,340
60,700	Sohgo Security Services Co. Ltd.	1,514,489
1,100	Soken Chemical & Engineering Co. Ltd.	14,078
103,713	Soliton Systems KK	739,337
3,500	Space Co. Ltd.	20,666
6,000	Sprix Ltd.	40,069
13,000	Square Enix Holdings Co. Ltd.	580,517
4,400	SRA Holdings	94,986
3,600	ST Corp.	36,316
17,700	Star Mica Holdings Co. Ltd.	167,007
158,100	Star Micronics Co. Ltd.	1,812,842
105,600	Starts Corp., Inc.	1,867,770
4,600	St-Care Holding Corp.	25,986
2,200	Step Co. Ltd.	28,555
24,900	Studio Alice Co. Ltd.	348,143
32,200	Subaru Corp.	501,423
21,800	Sugi Holdings Co. Ltd.	875,255
28,200	Sumitomo Heavy Industries Ltd.	535,382
34,300	Sumitomo Metal Mining Co. Ltd.	964,677
39,100	Sumitomo Mitsui Construction Co. Ltd.	114,911
19,000	Sumitomo Mitsui Trust Holdings, Inc.	546,508
421,200	Sumitomo Pharma Co Ltd.	2,937,452
4,100	Sumitomo Seika Chemicals Co. Ltd.	81,865
80,700	Sumitomo Warehouse Co. Ltd. (The)	1,095,755
157,700	Sun Frontier Fudousan Co. Ltd.	1,218,584
40,200	Sun-Wa Technos Corp.	405,258
74,200	Suzuken Co. Ltd.	1,651,717
15,300	Tadano Ltd.	93,635
27,500	Taisho Pharmaceutical Holdings Co. Ltd.	991,291
14,300	Takamatsu Construction Group Co. Ltd.	186,570
4,400	Takaoka Toko Co. Ltd.	54,358
3,300	Takara & Co. Ltd.	47,959
76,600	Takara Holdings, Inc.	533,694
86,900	Takara Standard Co. Ltd.	746,301
13,200	Takasago International Corp.	248,385
1,000	Take And Give Needs Co. Ltd.(a)	10,565
53,400	Takeuchi Manufacturing Co. Ltd.	1,077,373
18,200	Takuma Co. Ltd.	151,284
124,400	Tamron Co. Ltd.	2,765,002
81,000	Tanseisha Co. Ltd.	436,881
2,900	TDC Soft, Inc.	24,905
96,300	TechMatrix Corp.	1,097,093
1,200	Techno Medica Co. Ltd.	13,187
28,100	TechnoPro Holdings, Inc.	669,925

53

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

JAPAN (continued)
8,400	Teikoku Electric Manufacturing Co. Ltd.	$111,797
2,200	Tekken Corp.	26,114
73,100	Temairazu, Inc.	2,812,011
19,187	T-Gaia Corp.	213,554
85,580	TIS, Inc.	2,310,795
11,500	Toa Corp.	60,247
8,200	Tobishima Corp.	57,242
99,700	TOC Co. Ltd.	518,967
6,300	Tocalo Co. Ltd.	50,419
88,265	Tochigi Bank Ltd. (The)	179,860
7,200	Toho Gas Co. Ltd.	134,369
146,000	Toho Holdings Co. Ltd.	1,985,353
79,200	Tokai Carbon Co. Ltd.	517,188
24,000	Tokai Corp.	304,893
10,700	Tokai Rika Co. Ltd.	111,681
12,900	Tokuyama Corp.	150,520
37,900	Tokyo Keiki, Inc.	326,252
12,600	Tokyo Ohka Kogyo Co. Ltd.	544,013
3,100	Tokyo Rakutenchi Co. Ltd.	88,500
108,700	Tokyo Seimitsu Co. Ltd.	3,278,654
207,710	Tokyo Tatemono Co. Ltd.	2,862,220
23,000	Tokyotokeiba Co. Ltd.	641,145
909,345	Tokyu Fudosan Holdings Corp.	4,617,206
1,035	Tokyu REIT, Inc.	1,473,550
58,085	TOMONY Holdings, Inc.	126,174
255,890	Tomy Co. Ltd.	2,247,502
800	Tonami Holdings Co. Ltd.	18,992
68,400	Topcon Corp.	750,263
5,700	Torishima Pump Manufacturing Co. Ltd.	49,412
200,700	Tosei Corp.	1,919,334
450,939	Toshiba Corp.	15,712,129
54,155	Toshiba TEC Corp.	1,403,998
3,300	Tosho Co. Ltd.	25,278
12,300	Totetsu Kogyo Co. Ltd.	204,235
91,300	TOTO Ltd.	2,609,536
1,700	Totoku Electric Co. Ltd.	25,164
142,500	Towa Pharmaceutical Co. Ltd.	2,141,884
6,600	Toyo Denki Seizo KK	37,728
18,700	Toyo Machinery & Metal Co. Ltd.	65,270
44,700	Toyo Seikan Group Holdings Ltd.	511,347
48,900	Toyo Tire Corp.	573,205
5,700	TPR Co. Ltd.	47,840
15,900	Traders Holdings Co. Ltd.	53,358
3,100	Trancom Co. Ltd.	159,071
142,300	Transcosmos, Inc.	3,277,699
42,605	Trend Micro, Inc.	2,151,811
2,900	Trinity Industrial Corp.	13,067
61,500	Trusco Nakayama Corp.	825,129
92,200	Tsubakimoto Chain Co.	1,974,895
68,700	Tsugami Corp.	516,076
90,000	Tsukuba Bank Ltd.	115,606
Shares		Value

JAPAN (continued)
8,200	Tsumura & Co.	$171,230
2,800	Tsuruha Holdings, Inc.	162,884
15,700	TV Asahi Holdings Corp.	147,186
35,000	UACJ Corp.	499,243
199,000	Ubicom Holdings, Inc.	3,250,755
9,800	Uchida Yoko Co. Ltd.	299,217
4,400	Union Tool Co.	106,083
48,400	UNITED, Inc.	424,776
163,600	Ushio, Inc.	1,700,969
160,040	USS Co. Ltd.	2,418,440
24,900	UT Group Co. Ltd.	407,423
29,500	V Technology Co. Ltd.	555,499
14,800	Valor Holdings Co. Ltd.	171,196
5,700	ValueCommerce Co. Ltd.	83,299
7,400	Vector, Inc.	55,091
7,100	VINX Corp.	75,873
1,700	Visional, Inc.(a)	115,929
9,700	Vital KSK Holdings, Inc.	48,795
527,700	Wacom Co. Ltd.	2,296,122
10,400	Warabeya Nichiyo Holdings Co. Ltd.	123,098
2,900	Waseda Academy Co. Ltd.	22,311
800	WDB coco Co. Ltd.	22,677
19,600	WDB Holdings Co. Ltd.	338,233
36,400	Will Group, Inc.	349,080
3,700	WingArc1st, Inc.	59,545
23,200	Workman Co. Ltd.	794,163
1,500	World Holdings Co. Ltd.	26,329
2,000	Wowow, Inc.	16,840
51,300	Xebio Holdings Co. Ltd.	348,107
5,400	Yachiyo Industry Co. Ltd.	23,242
120,400	YAMABIKO Corp.	927,119
2,200	YAMADA Consulting Group Co. Ltd.	18,036
2,100	Yamae Group Holdings Co. Ltd.	21,368
4,500	Yamagata Bank Ltd. (The)	30,899
80,000	Yamaichi Electronics Co. Ltd.	1,149,736
54,800	Yamanashi Chuo Bank Ltd. (The)	375,910
24,900	Yamazaki Baking Co. Ltd.	253,697
65,400	Yamazen Corp.	406,839
19,800	Yokogawa Bridge Holdings Corp.	263,121
147,410	Yokohama Rubber Co. Ltd. (The)	2,307,882
10,000	Yokowo Co. Ltd.	136,521
2,300	Yondenko Corp.	27,997
1,400	Yossix Holdings Co. Ltd.	20,205
1,900	Yuasa Trading Co. Ltd.	47,342
4,600	Yurtec Corp.	22,026
20,100	Yushin Precision Equipment Co. Ltd.	95,029
30,900	Zenkoku Hosho Co. Ltd.	1,020,337
70,200	Zenrin Co. Ltd.	413,566
60,600	Zeon Corp.	511,062
51,200	ZERIA Pharmaceutical Co. Ltd.	763,377
122,200	ZIGExN Co. Ltd.	300,785
60,600	ZOZO, Inc.	1,289,882

54

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

JAPAN (continued)
13,100	Zuken, Inc.	$295,575
		539,196,446
JERSEY CHANNEL ISLANDS — 0.3%
289,376	Novocure Ltd.(a)	20,447,308
NETHERLANDS — 1.0%
47,438	ASM International NV	10,538,760
161,145	ASR Nederland NV	7,101,026
48,443	Brunel International NV	445,705
204,989	Eurocommercial Properties NV REIT	4,509,439
187,057	Heijmans NV	1,896,654
90,824	IMCD NV	11,785,070
42,190	JDE Peet’s NV	1,208,300
2,477,821	Koninklijke BAM Groep NV(a)	5,411,642
65,495	Koninklijke DSM NV	7,721,744
20,407	Merus NV(a)	418,344
1,205	Nedap NV	64,782
236,935	OCI NV	9,066,327
3,426,413	Pharming Group NV(a)	3,548,688
73,030	Randstad NV	3,640,351
1,506	Sligro Food Group NV	21,848
114,574	TKH Group NV	4,060,347
209,179	TomTom NV(a)	1,638,265
43,614	Van Lanschot Kempen NV	941,769
31,077	Vastned Retail NV REIT	631,128
101,817	Wereldhave NV REIT	1,247,696
		75,897,885
NEW ZEALAND — 0.2%
97,664	a2 Milk Co. Ltd. (The)(a)	328,596
32,809	Bathurst Resources Ltd.(a)	18,888
1,165,032	Fletcher Building Ltd.	3,457,787
383,779	Fletcher Building Ltd.	1,146,884
14,571	Mainfreight Ltd.	644,179
34,201	Mercury NZ Ltd.	115,728
89,259	Oceania Healthcare Ltd.	44,630
136,553	SKY Network Television Ltd.	172,280
1,169,355	Spark New Zealand Ltd.	3,480,898
16,062	Summerset Group Holdings Ltd.	90,396
147,155	Xero Ltd.(a)	7,348,549
		16,848,815
NORWAY — 0.7%
84,247	2020 Bulkers Ltd.	634,518
712,744	ABG Sundal Collier Holding ASA	378,443
6,792	AF Gruppen ASA	98,390
125,819	Aker BP ASA	4,010,756
206	Atea ASA	2,291
350,506	B2Holding ASA	265,000
456,666	Belships ASA	638,691
26,992	Bouvet ASA	142,799
6,830,824	DNO ASA	8,909,642
156,880	Elkem ASA(b)(c)	521,819
36,575	FLEX LNG Ltd.	1,136,356
Shares		Value
NORWAY (continued)
197,710	Gjensidige Forsikring ASA	$3,611,445
422,388	Golden Ocean Group Ltd.	3,469,740
301,641	Grieg Seafood ASA	2,089,057
194,785	Hoegh Autoliners ASA	1,094,198
165,159	Kongsberg Gruppen ASA	5,919,330
1,727	Medistim ASA	40,035
1,361,256	MPC Container Ships ASA	2,147,391
357,290	Norsk Hydro ASA	2,267,570
29,632	Odfjell Drilling Ltd.(a)	77,528
164,486	OKEA ASA	671,636
14,768	Olav Thon Eiendomsselskap ASA	247,171
214,555	Orkla ASA	1,447,957
11,425	Pareto Bank ASA	51,706
32,658	Protector Forsikring ASA	388,900
54,341	Rana Gruber ASA	212,217
37,495	Salmar ASA	1,270,253
31,420	SpareBank 1 Nord Norge	260,822
4,691	Sparebank 1 Oestlandet	50,718
3,177	SpareBank 1 SMN	34,288
2,393	SpareBank 1 SR-Bank ASA	24,353
4,705	Sparebanken More	33,006
29,886	Sparebanken Vest	265,336
280,027	TGS ASA	3,824,861
67,324	Veidekke ASA	560,162
605,074	Wallenius Wilhelmsen ASA	4,304,018
8,665	Western Bulk Chartering AS	31,255
2,055	Wilh Wilhelmsen Holding ASA - Class A	47,836
		51,181,494
PERU — 0.1%
731,600	Cia de Minas Buenaventura SAA - ADR	5,077,304
POLAND — 0.2%
925,004	Allegro.eu SA(a)(b)(c)	4,495,107
1,750,123	PGE Polska Grupa Energetyczna SA(a)	1,997,899
644,450	Polski Koncern Naftowy ORLEN SA	7,413,585
3,097,256	Tauron Polska Energia SA(a)	1,257,950
		15,164,541
PORTUGAL — 0.1%
162,388	Altri SGPS SA	904,304
6,117	Corticeira Amorim SGPS SA	59,121
51,694	Greenvolt-Energias Renovaveis SA(a)	397,454
208,080	Jeronimo Martins SGPS SA	4,314,224
289,769	Navigator Co. SA (The)	1,104,793
334,790	NOS SGPS SA	1,311,514
216,994	REN - Redes Energeticas Nacionais SGPS SA	561,844
1,578,089	Sonae SGPS SA	1,518,219
		10,171,473
RUSSIA — 0.0%
3,531,360	Alrosa PJSC(d)(e)	0

55

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

RUSSIA (continued)
1,189,126,065	Federal Grid Co. Unified Energy System PJSC(a)(d)(e)	$0
4,480,742	Gazprom PJSC(d)(e)	0
1,073,095	Gazprom PJSC - ADR(a)(d)(e)	0
112,793	Magnit PJSC(d)(e)	0
532,967	Mobile TeleSystems PJSC(d)(e)	0
217,810,135	ROSSETI PJSC(a)(d)(e)	0
1,641,600	Rostelecom PJSC(d)(e)	0
461,432,194	RusHydro PJSC(d)(e)	0
13,369,855	Surgutneftegas PJSC(d)(e)	0
243,969	VK Co. Ltd. - GDR(a)(b)(d)(e)	0
		0
SINGAPORE — 0.5%
99,600	APAC Realty Ltd.	36,938
8,959	Asian Pay Television Trust - Units	614
1,038,000	CapitaLand Integrated Commercial Trust REIT	1,378,525
602,500	Chip Eng Seng Corp. Ltd.	306,443
2,303,040	ComfortDelGro Corp. Ltd.	2,066,163
27,100	Cromwell European Real Estate Investment Trust REIT(b)	42,047
271,700	CSE Global Ltd.	67,176
23,500	Delfi Ltd.	11,704
321,300	Far East Hospitality Trust REIT	130,508
919,000	First Resources Ltd.	967,300
406,100	Frasers Hospitality Trust REIT	127,659
2,118,500	Frasers Logistics & Industrial Trust REIT(b)	1,646,192
3,413,500	Genting Singapore Ltd.	1,941,133
3,296,300	Geo Energy Resources Ltd.	908,136
6,402,500	Golden Agri-Resources Ltd.	1,311,617
53,300	Golden Energy & Resources Ltd.(a)	32,757
34	Ho Bee Land Ltd.	55
305,000	Hour Glass Ltd. (The)	420,140
4,156	Hyphens Pharma International Ltd.	829
435,729	IGG, Inc.(a)	113,239
305,200	InnoTek Ltd.	92,707
94,300	ISDN Holdings Ltd.	24,314
160,800	Kimly Ltd.	38,621
988,600	Lendlease Global Commercial REIT	488,853
205,200	LHN Ltd.	37,689
993,800	Mapletree Pan Asia Commercial Trust REIT	1,116,235
68,690	OM Holdings Ltd.	27,681
303,900	Propnex Ltd.(b)	279,083
91,500	PSC Corp. Ltd.	21,977
4,636,995	Raffles Medical Group Ltd.	4,356,600
304,400	RHT Health Trust REIT(a)(d)(e)	4,086
6,061,400	Riverstone Holdings Ltd.	2,312,204
574,676	Samudera Shipping Line Ltd.	351,155
4,730,100	Sembcorp Industries Ltd.	9,723,503
2,156,910	Sheng Siong Group Ltd.	2,376,928
Shares		Value

SINGAPORE (continued)
563,100	Silverlake Axis Ltd.	$129,279
243,500	Singapore Exchange Ltd.	1,448,340
338,000	Singapore Medical Group Ltd.	85,956
1,884,300	Starhill Global REIT	685,515
36,000	UMS Holdings Ltd.	22,761
242,200	UOL Group Ltd.	1,059,069
68,400	Wing Tai Holdings Ltd.	73,444
545,200	Yanlord Land Group Ltd.	333,144
		36,598,319
SOUTH AFRICA — 0.2%
177,882	Grindrod Ltd.	100,326
1,201,683	Harmony Gold Mining Co. Ltd. - ADR	3,364,712
579,261	Remgro Ltd.	4,311,168
2,043,616	Sappi Ltd.(a)	6,303,711
		14,079,917
SOUTH KOREA — 0.8%
23,209	Green Cross Corp.	2,077,396
161,394	GS Engineering & Construction Corp.	2,458,668
124,679	Hankook Tire & Technology Co. Ltd.	3,199,142
70,221	Hyundai Department Store Co. Ltd.	2,666,963
137,051	Hyundai Engineering & Construction Co. Ltd.	3,357,843
102,010	KB Financial Group, Inc.	3,441,034
94,348	Kia Corp.	4,391,360
62,952	Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	3,212,896
51,649	LG Electronics, Inc.	2,958,727
29,496	Lotte Chemical Corp.	3,064,627
56,652	OCI Co. Ltd.	4,056,656
401,995	Samsung Engineering Co. Ltd.(a)	6,730,725
1,163,031	Samsung Heavy Industries Co. Ltd.(a)	4,204,858
82,412	Samsung Life Insurance Co. Ltd.	3,899,448
32,924	Samsung SDS Co. Ltd.	2,889,185
157,641	Shinhan Financial Group Co. Ltd.	4,017,248
572,093	SK Networks Co. Ltd.	1,618,544
		58,245,320
SPAIN — 0.5%
81,565	ACS Actividades de Construccion y Servicios SA	2,091,741
772	Alantra Partners SA	9,842
1,247,573	Almirall SA	11,632,544
46,322	Applus Services SA	274,208
116,603	Atresmedia Corp. de Medios de Comunicacion SA	336,480
1,938,296	Banco de Sabadell SA	1,523,988
126,900	Cia de Distribucion Integral Logista Holdings SA	2,626,063
79,480	CIE Automotive SA	2,021,777
5,686	Elecnor SA	56,754
443,359	Ence Energia y Celulosa SA	1,517,750

56

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

SPAIN (continued)
522,709	Faes Farma SA	$1,970,704
2,708	Grupo Catalana Occidente SA	73,595
92,639	Laboratorios Farmaceuticos Rovi SA	4,213,154
1,076,360	Mapfre SA	1,845,542
386,850	Merlin Properties Socimi SA REIT	3,276,350
13,328	Pharma Mar SA	798,450
68,727	Prosegur Cia de Seguridad SA	128,164
		34,397,106
SWEDEN — 1.0%
271,481	AAK AB	3,958,668
51	Alligo AB - Class B	376
34,227	Arise AB(a)	152,672
135,826	Axfood AB	3,363,296
3,474	B3 Consulting Group AB	46,724
134	BE Group AB	833
460,860	Betsson AB - Class B	3,355,898
50,341	Bilia AB - Class A	533,447
103,120	BioGaia AB - Class B	817,212
94,682	Biotage AB	1,553,851
13,548	Bjorn Borg AB	33,989
685	BTS Group AB - Class B	17,992
78,462	Camurus AB(a)	1,820,632
2,074	Cellavision AB	38,883
82	Clas Ohlson AB - Class B	548
7,290	Doro AB(a)	10,564
2,588,105	Fortnox AB	11,018,175
1,898	Getinge AB - Class B	38,558
7,993	Hanza AB	34,821
367,140	Hexpol AB	3,624,448
36,420	HMS Networks AB	937,449
147,593	Inwido AB	1,326,054
143,640	Loomis AB	4,014,718
69,737	MEKO AB	658,766
51	Momentum Group AB(a)	271
79	Nederman Holding AB	1,080
900,348	Net Insight AB - Class B(a)	476,219
120,131	New Wave Group AB - Class B	1,670,118
9,935	Nilorngruppen AB - Class B	67,666
350,715	Orron Energy ab	728,671
54,583	OX2 AB(a)	376,700
19,329	Proact IT Group AB	156,506
254	QleanAir AB	575
39,166	Rottneros AB	45,476
73,040	Saab AB - Class B	2,581,260
149,332	Sectra AB - Class B	1,980,057
27,429	SkiStar AB	262,584
24,081	Softronic AB - Class B	50,054
280,375	SSAB AB - Class A	1,349,412
363,810	SSAB AB - Class B	1,691,664
574,050	Stillfront Group AB(a)	1,118,340
936,995	Swedish Orphan Biovitrum AB(a)	17,252,752
80,550	Tobii AB(a)	133,360
Shares		Value

SWEDEN (continued)
169,000	Trelleborg AB - Class B	$3,724,025
14,208	Volati AB(b)	129,969
		71,155,333
SWITZERLAND — 1.8%
282,001	Alcon, Inc.	17,161,972
107,249	Ascom Holding AG	659,763
76,686	Baloise Holding AG	10,476,502
20,270	Banque Cantonale Vaudoise	1,803,622
6,924	Barry Callebaut AG	13,096,376
7,289	Basilea Pharmaceutica AG(a)	335,206
19,623	Belimo Holding AG	7,995,390
14,325	BKW AG	1,670,904
15,749	Bucher Industries AG	5,306,549
19,345	Burckhardt Compression Holding AG	8,365,092
606	Burkhalter Holding AG	47,204
3,373	Calida Holding AG	143,159
15,279	Cembra Money Bank AG	1,107,760
1,562	Coltene Holding AG	124,948
15,604	Comet Holding AG	2,490,158
11,280	DKSH Holding AG	812,755
10,632	dormakaba Holding AG	3,376,418
5,105	EMS-Chemie Holding AG	3,209,265
266	Energiedienst Holding AG	10,891
1,737,129	Ferrexpo Plc	2,033,974
49,665	Galenica AG(b)(c)	3,566,099
128,517	Georg Fischer AG	7,116,660
73,251	Huber + Suhner AG	6,525,180
18,865	Implenia AG(a)	708,368
52	Ina Invest Holding AG(a)	1,018
1,079	Inficon Holding AG	857,726
1,593	Investis Holding SA(b)	161,472
12,144	Komax Holding AG	2,849,993
8,388	Kudelski SA	22,952
23,514	Leonteq AG	948,685
2,878	Meier Tobler Group AG	90,822
92	Metall Zug AG - Class B	170,430
116,167	Mobilezone Holding AG	1,842,245
2,570	Molecular Partners AG(a)	16,785
19	Orell Fuessli AG	1,552
135	Phoenix Mecano AG	44,220
17,810	PSP Swiss Property AG	1,903,101
37,358	SFS Group AG	3,376,341
2,602	Siegfried Holding AG	1,548,701
28,785	Stadler Rail AG	848,013
9,975	Swatch Group AG (The)	2,245,334
39,975	Swatch Group AG (The)	1,670,299
23,980	Swiss Prime Site AG	1,934,972
10,930	Tecan Group AG	4,010,268
74,598	Temenos AG	4,447,496
23,177	u-blox Holding AG	2,374,754
20,405	Zehnder Group AG	1,100,385
		130,611,779

57

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

TAIWAN — 0.6%
6,172,000	Acer, Inc.	$4,233,104
1,831,000	ASE Technology Holding Co. Ltd.	4,568,621
2,226,018	Cheng Shin Rubber Industry Co. Ltd.	2,231,372
9,150,432	China Petrochemical Development Corp.	2,666,539
1,645,000	ENNOSTAR, Inc.	2,098,208
1,067,000	Everlight Electronics Co. Ltd.	1,134,138
1,644,000	Hon Hai Precision Industry Co. Ltd.	5,229,576
2,247,000	HTC Corp.(a)	3,521,561
2,741,431	International CSRC Investment Holdings Co.	1,607,977
4,243,000	Inventec Corp.	3,212,948
1,735,000	Pegatron Corp.	3,176,817
303,000	Phison Electronics Corp.	2,778,695
6,722,000	Qisda Corp.	5,121,424
4,812,696	Wistron Corp.	3,890,782
		45,471,762
THAILAND — 0.5%
14,162,532	Banpu Public Co. Ltd. - FOR	4,651,383
140,371	Fabrinet(a)	16,058,442
43,105,207	IRPC Public Co. Ltd. - FOR	3,556,236
5,002,000	Italian-Thai Development Public Co. Ltd. - FOR(a)	253,649
3,299,558	PTT Global Chemical Public Co. Ltd. - FOR	3,771,171
396,032	Siam Cement Public Co. Ltd. (The) - FOR	3,371,371
1,878,291	Thai Oil Public Co. Ltd. - FOR	2,689,618
		34,351,870
TURKEY — 0.6%
1,166,252	Anadolu Efes Biracilik Ve Malt Sanayii AS	3,004,873
1,843,327	Arcelik AS	7,788,531
4,979,671	Dogan Sirketler Grubu Holding AS	1,594,415
18,659,402	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	4,420,697
2,635,494	Eregli Demir ve Celik Fabrikalari TAS	4,205,067
3,440,707	Haci Omer Sabanci Holding AS	6,199,622
7,551,154	Petkim Petrokimya Holding AS(a)	5,452,141
1,621,431	Tekfen Holding AS	2,871,046
9,469,643	Turkiye Is Bankasi AS - Class C	4,741,371
254,165	Turkiye Petrol Rafinerileri AS(a)	5,174,989
4,744,893	Yapi ve Kredi Bankasi AS	2,347,689
		47,800,441
UNITED KINGDOM — 4.5%
7,789	4imprint Group Plc	309,955
13,299	accesso Technology Group Plc(a)	94,558
1,778,060	Adaptimmune Therapeutics Plc - ADR(a)	2,524,845
71,208	Advanced Medical Solutions Group Plc	222,935
Shares		Value

UNITED KINGDOM (continued)
45,928	AG Barr Plc	$236,489
537,550	Airtel Africa Plc(b)(c)	697,219
574,793	Alliance Pharma Plc	410,005
4,322,966	Alphawave IP Group Plc(a)	5,592,147
4,480,720	Assura Plc REIT	2,874,985
2,021,596	Balfour Beatty Plc	6,922,642
17,459	Belvoir Group Plc	41,045
16,619	Big Yellow Group Plc REIT	214,601
27,727	Bloomsbury Publishing Plc	146,745
2,462,308	boohoo Group Plc(a)	1,146,170
3,989	Braemar Plc	13,541
724,051	Britvic Plc	6,040,736
61,492	Bytes Technology Group Plc	253,304
9,667,442	Centrica Plc	8,494,570
329,447	Ceres Power Holdings Plc(a)	1,238,461
10,247	Cerillion Plc	142,190
443,525	Chemring Group Plc	1,536,076
5,548	Chesnara Plc	16,924
45,203	Clarkson Plc	1,433,343
251,030	Close Brothers Group Plc	2,826,993
69,236	Computacenter Plc	1,437,137
29,315	Concentric AB	485,344
8,201,425	ConvaTec Group Plc(b)(c)	20,503,759
5,054	Craneware Plc	107,225
91,180	Cranswick Plc	3,109,770
141,805	Dechra Pharmaceuticals Plc	4,260,696
12,904	Devro Plc	26,459
143	DFS Furniture Plc	200
150,061	dotdigital group Plc	130,788
2,017,338	Drax Group Plc	12,053,248
245,685	Dunelm Group Plc	2,442,786
1,978	Eco Animal Health Group Plc	2,280
1,306	Epwin Group Plc	1,116
40,112	Ergomed Plc(a)	563,965
1,447	FD Technologies Plc(a)	22,303
216,909	FDM Group Holdings Plc	1,569,620
1,479,145	Firstgroup Plc	1,784,490
575,167	Frasers Group Plc(a)	4,270,920
30,714	Galliford Try Holdings Plc	58,188
32,595	Games Workshop Group Plc	2,392,317
234,525	Gamma Communications Plc	2,861,663
42,977	Genel Energy Plc	62,495
172,697	Genus Plc	5,058,169
130,650	Greggs Plc	3,023,558
859,669	Gulf Keystone Petroleum Ltd.	2,060,465
2,975	H&T Group Plc	14,568
22,413	Hargreaves Services Plc	95,102
331,751	Hays Plc	418,117
51,296	Headlam Group Plc	141,771
8,586	Hollywood Bowl Group Plc	19,693
1,724,804	Howden Joinery Group Plc	10,166,947
260,855	IG Group Holdings Plc	2,379,726
320,264	IMI Plc	4,510,183

58

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

UNITED KINGDOM (continued)
315,015	Inchcape Plc	$2,687,768
84,265	Indivior Plc(a)	1,603,176
1,080,053	International Distributions Services Plc	2,505,698
1,701,842	ITM Power Plc(a)	1,613,252
405	James Halstead Plc	882
3,601,776	JD Sports Fashion Plc	4,024,776
1,330,677	JET2 Plc(a)	12,968,121
899,452	Just Group Plc	598,265
173,748	Kainos Group Plc	2,464,775
69,678	Keller Group Plc	501,814
425,105	Lookers Plc	388,546
28,648	Macfarlane Group Plc	31,868
2,636,263	Man Group Plc	6,551,418
19,263	ME Group International Plc	20,500
19,287	Mears Group Plc	42,025
992,292	Mitie Group Plc	812,504
1,666	MJ Gleeson Plc	7,126
86,200	Morgan Advanced Materials Plc	243,181
28,783	Morgan Sindall Group Plc	508,329
3,224	MP Evans Group Plc	30,022
27,023	Next Fifteen Communications Group Plc	272,092
56,895	Next Plc	3,216,034
307,405	Ninety One Plc	717,755
484	Norcros Plc	999
12,147	Numis Corp. Plc	25,242
2,995,025	Ocado Group Plc(a)	16,225,498
950	Odfjell Technology Ltd.(a)	2,074
443,026	Oxford Biomedica Plc(a)	1,643,581
96,831	Oxford Metrics Plc	91,058
4,300,103	Oxford Nanopore Technologies Plc(a)	12,944,815
234,341	Pagegroup Plc	1,134,630
5,827	Patisserie Holdings Plc(a)(d)	0
120,160	Pearson Plc	1,323,426
138,251	Pharos Energy Plc(a)	42,015
120,643	Polar Capital Holdings Plc	581,776
2,125,800	Primary Health Properties Plc REIT .	2,708,471
911,728	QinetiQ Group Plc	3,757,777
2,624,880	Quilter Plc(b)(c)	2,909,671
9,917	Renew Holdings Plc	69,829
168,153	Renishaw Plc	6,753,182
526,945	Rightmove Plc	2,971,950
805	Robert Walters Plc	4,616
3,714,207	Rotork Plc	10,912,718
1,935,234	RS GROUP Plc	21,272,243
236,100	RWS Holdings Plc	829,066
408,483	Safestore Holdings Plc REIT	4,232,430
45,836	Sanderson Design Group Plc	61,764
176,230	Savills Plc	1,668,340
1,065,073	Serco Group Plc	1,995,810
548,366	Serica Energy Plc	1,886,598
664,676	SIG Plc(a)	236,679
421,120	Smiths Group Plc	7,536,285
Shares		Value

UNITED KINGDOM (continued)
225,235	Softcat Plc	$2,892,954
427,838	Speedy Hire Plc	189,880
54,892	Spirax-Sarco Engineering Plc	6,767,141
1,138,365	Spirent Communications Plc	3,394,240
655,169	St. James’s Place Plc	8,001,854
734,368	Standard Chartered Plc	4,380,985
174,049	SThree Plc	742,510
45,352	Stolt-Nielsen Ltd.	1,088,415
558,108	Subsea 7 SA	5,583,147
73,460	Telecom Plus Plc	1,790,184
1,961,979	Trainline Plc(a)(b)(c)	7,485,742
2,777	Travis Perkins Plc	26,203
1,877,773	UK Commercial Property REIT Ltd.	1,313,592
2,730	Verici Dx Plc(a)	438
60,862	Vertu Motors Plc	31,862
160,051	Victrex Plc	3,034,023
378,420	Vistry Group Plc	2,616,852
13,441	XPS Pensions Group Plc(b)	18,343
310,416	YouGov Plc	3,182,507
		327,638,889
UNITED STATES — 40.1%
391,012	A.O. Smith Corp.	21,419,637
148,422	Advance Auto Parts, Inc.	28,188,306
159,744	AeroVironment, Inc.(a)	14,616,576
193,157	Agilysys, Inc.(a)	12,394,885
100,000	Albany International Corp. - Class A	9,162,000
316,612	Alnylam Pharmaceuticals, Inc.(a)	65,621,003
430,000	Altra Industrial Motion Corp.	25,860,200
100,401	Ambarella, Inc.(a)	5,494,947
62,268	American States Water Co.	5,632,763
124,610	AMN Healthcare Services, Inc.(a)	15,638,555
289,585	Antero Resources Corp.(a)	10,616,186
265,275	Appian Corp. - Class A(a)	12,950,726
144,705	Applied Industrial Technologies, Inc.	17,998,408
550,000	Asana, Inc. - Class A(a)	11,330,000
81,165	ASGN, Inc.(a)	6,881,169
58,752	Aspen Technology, Inc.(a)	14,185,670
400,000	AtriCure, Inc.(a)	16,848,000
888,912	Avantor, Inc.(a)	17,929,355
184,100	Avid Bioservices, Inc.(a)	3,118,654
57,214	Avidity Biosciences, Inc.(a)	817,016
257,513	Axon Enterprise, Inc.(a)	37,452,691
180,000	Axonics, Inc.(a)	13,165,200
146,355	AZEK Co., Inc. (The)(a)	2,562,676
97,860	Azenta, Inc.	4,344,984
500,000	Barnes Group, Inc.	17,685,000
67,018	Beam Therapeutics, Inc.(a)	2,952,813
152,398	Benefitfocus, Inc.(a)	1,074,406
201,920	Berry Global Group, Inc.(a)	9,554,854
387,236	BioCryst Pharmaceuticals, Inc.(a)	5,169,601
178,900	BioLife Solutions, Inc.(a)	4,207,728
621,037	BJ’s Wholesale Club Holdings, Inc.(a)	48,068,264
59

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

UNITED STATES (continued)
200,000	Blackbaud, Inc.(a)	$10,940,000
697,451	Blackline, Inc.(a)	39,057,256
685,000	BRP Group, Inc. - Class A(a)	19,419,750
161,475	Burlington Stores, Inc.(a)	23,084,466
34,575	CACI International, Inc. - Class A(a)	10,511,837
179,790	Cactus, Inc. - Class A	9,298,739
475,000	Cardiovascular Systems, Inc.(a)	6,859,000
265,545	Cardlytics, Inc.(a)	2,504,089
135,943	Carlisle Cos, Inc.	32,463,188
355,520	CBIZ, Inc.(a)	17,648,013
170,027	CDW Corp.	29,382,366
310,000	Central Garden & Pet Co. - Class A(a)	12,133,400
77,432	CEVA, Inc.(a)	2,141,769
124,800	ChampionX Corp.	3,571,776
524,335	Chegg, Inc.(a)	11,309,906
126,335	Chinook Therapeutics, Inc.(a)	2,747,786
910,798	Codexis, Inc.(a)	5,118,685
79,475	Comfort Systems USA, Inc.	9,797,678
180,000	Community Bank System, Inc.	11,237,400
270,000	CONMED Corp.	21,527,100
108,734	Cooper Cos, Inc. (The)	29,726,788
210,625	CryoPort, Inc.(a)	5,846,950
145,000	CSW Industrials, Inc.	18,693,400
468,360	Cushman & Wakefield Plc(a)	5,409,558
724,330	CVB Financial Corp.	20,802,758
28,010	Deckers Outdoor Corp.(a)	9,801,539
93,050	Delek US Holdings, Inc.	2,759,863
52,050	Denbury, Inc.(a)	4,757,890
168,552	Digimarc Corp.(a)	2,754,140
50,238	Domino’s Pizza, Inc.	16,691,073
597,510	Element Solutions, Inc.	10,277,172
270,000	elf Beauty, Inc.(a)	11,680,200
355,070	Envestnet, Inc.(a)	17,508,502
265,351	Envista Holdings Corp.(a)	8,759,237
174,801	Equifax, Inc.	29,635,762
245,000	ESCO Technologies, Inc.	21,111,650
241,665	Essent Group Ltd.	9,565,101
415,000	European Wax Center, Inc. - Class A	5,967,700
121,849	Everbridge, Inc.(a)	3,817,529
160,119	EverQuote, Inc. - Class A(a)	975,125
860,000	Evoqua Water Technologies Corp.(a)	33,694,800
380,077	Exact Sciences Corp.(a)	13,219,078
68,265	ExlService Holdings, Inc.(a)	12,413,990
218,418	Expedia Group, Inc.(a)	20,415,530
658,169	First Advantage Corp.(a)	9,247,274
193,200	First Bancorp/Southern Pines NC	8,610,924
65,590	FormFactor, Inc.(a)	1,325,574
63,165	Fox Factory Holding Corp.(a)	5,549,045
665,000	Fresh Market Escrow, Inc.(a)(d)	0
220,000	Freshpet, Inc.(a)	12,969,000
1,390,000	Freshworks, Inc. - Class A(a)	18,890,100
67,285	Gentherm, Inc.(a)	3,930,790
280,000	German American Bancorp, Inc.	11,001,200
Shares		Value

UNITED STATES (continued)
283,434	Glaukos Corp.(a)	$15,892,144
410,000	Globus Medical, Inc. - Class A(a)	27,470,000
101,500	Hamilton Lane, Inc. - Class A	6,071,730
206,000	HashiCorp, Inc. - Class A(a)	6,330,380
525,000	Hayward Holdings, Inc.(a)	4,856,250
88,907	HEICO Corp.	14,459,834
992,095	Hostess Brands, Inc.(a)	26,270,676
814,309	IAA, Inc.(a)	30,886,740
62,900	IDACORP, Inc.	6,585,630
245,000	Independent Bank Corp.	21,317,450
66,560	Independent Bank Group, Inc.	4,199,270
255,563	Ingersoll Rand, Inc.	12,905,932
237,710	Innospec, Inc.	23,768,623
159,428	Inspire Medical Systems, Inc.(a)	31,080,489
545,000	Integra LifeSciences Holdings Corp.(a)	27,386,250
65,967	IPG Photonics Corp.(a)	5,650,733
122,077	iRobot Corp.(a)	6,897,350
110,000	J & J Snack Foods Corp.	16,237,100
335,000	John Bean Technologies Corp.	30,552,000
445,000	John Wiley & Sons, Inc. - Class A	18,774,550
120,909	Jones Lang LaSalle, Inc.(a)	19,235,413
124,249	Keysight Technologies, Inc.(a)	21,637,963
18,118	Kinsale Capital Group, Inc.	5,710,250
41,795	Kirby Corp.(a)	2,915,201
71,223	Laboratory Corp. of America Holdings	15,801,535
155,000	Lancaster Colony Corp.	27,943,400
97,511	Lantheus Holdings, Inc.(a)	7,214,839
158,567	Legend Biotech Corp. - ADR(a)	7,899,808
116,108	LendingTree, Inc.(a)	2,929,405
1,417,165	Leslie’s, Inc.(a)	19,896,997
174,800	Light & Wonder, Inc.(a)	9,813,272
237,152	Lincoln Electric Holdings, Inc.	33,675,584
218,535	LivePerson, Inc.(a)	2,309,915
241,807	LiveRamp Holdings, Inc.(a)	4,439,577
30,581	Madrigal Pharmaceuticals, Inc.(a)	2,165,746
381,435	Magnolia Oil & Gas Corp. - Class A	9,795,251
132,025	Malibu Boats, Inc. - Class A(a)	6,984,123
97,860	MarketAxess Holdings, Inc.	23,881,754
24,760	Marriott Vacations Worldwide Corp.	3,658,538
26,265	Masimo Corp.(a)	3,456,474
171,360	Matador Resources Co.	11,386,872
178,907	MaxCyte, Inc.(a)	1,238,036
170,000	MGP Ingredients, Inc.	19,048,500
97,355	MKS Instruments, Inc.	7,997,713
447,240	Model N, Inc.(a)	16,995,120
250,000	Montrose Environmental Group, Inc.(a)	10,945,000
290,000	MSA Safety, Inc.	38,929,600
386,976	Myriad Genetics, Inc.(a)	8,025,882
574,161	Nasdaq, Inc.	35,735,781
237,465	National Storage Affiliates Trust REIT	10,130,257
440,000	New Relic, Inc.(a)	26,065,600
53,200	Nexstar Media Group, Inc. - Class A	9,113,160

60

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

UNITED STATES (continued)
204,465	Novanta, Inc.(a)	$28,911,351
186,035	OGE Energy Corp.	6,814,462
145,000	Omnicell, Inc.(a)	11,211,400
197,950	Origin Bancorp, Inc.	8,181,273
385,000	Outset Medical, Inc.(a)	5,982,900
355,215	P10, Inc. - Class A	3,690,684
269,284	Pacira BioSciences, Inc.(a)	13,938,140
160,000	Palomar Holdings, Inc.(a)	14,233,600
66,782	Paycom Software, Inc.(a)	23,106,572
131,235	Paycor HCM, Inc.(a)	3,998,730
160,000	Penumbra, Inc.(a)	27,435,200
298,980	Performance Food Group Co.(a)	15,558,919
89,350	Pinnacle Financial Partners, Inc.	7,415,157
48,320	Primerica, Inc.	6,991,904
351,288	Progyny, Inc.(a)	15,621,777
220,000	Prosperity Bancshares, Inc.	15,745,400
560,000	Pulmonx Corp.(a)	7,481,600
1,275,000	Pure Storage, Inc. - Class A(a)	39,346,500
2,711,221	PureTech Health Plc(a)	7,244,502
634,801	Q2 Holdings, Inc.(a)	19,704,223
46,840	QuidelOrtho Corp.(a)	4,207,169
65,000	RBC Bearings, Inc.(a)	16,479,450
42,869	Relay Therapeutics, Inc.(a)	952,549
23,357	Repligen Corp.(a)	4,262,419
174,394	Rubius Therapeutics, Inc.(a)	59,120
116,127	Saia, Inc.(a)	23,093,015
800,000	Sally Beauty Holdings, Inc.(a)	10,168,000
310,961	Schrodinger, Inc.(a)	7,453,735
17,745	Seagen, Inc.(a)	2,256,454
77,725	SeaWorld Entertainment, Inc.(a)	4,520,486
275,000	Selective Insurance Group, Inc.	26,972,000
145,000	Sensient Technologies Corp.	10,361,700
185,000	Shake Shack, Inc. - Class A(a)	10,280,450
204,945	Shift4 Payments, Inc. - Class A(a)	9,421,322
58,601	Shockwave Medical, Inc.(a)	17,178,883
92,895	Shutterstock, Inc.	4,647,537
360,000	SI-BONE, Inc.(a)	6,998,400
555,000	Simply Good Foods Co. (The)(a)	21,256,500
53,865	Simpson Manufacturing Co., Inc.	4,604,380
70,105	Simulations Plus, Inc.	2,909,357
255,415	Sovos Brands, Inc.(a)	3,540,052
81,445	Splunk, Inc.(a)	6,768,894
184,525	Sprout Social, Inc. - Class A(a)	11,132,393
95,655	SPS Commerce, Inc.(a)	12,102,271
576,921	STAAR Surgical Co.(a)	40,886,391
297,510	STAG Industrial, Inc. REIT	9,398,341
120,000	Standex International Corp.	11,886,000
213,825	Stericycle, Inc.(a)	9,532,319
152,639	STERIS Plc	26,342,439
73,065	Stock Yards Bancorp, Inc.	5,712,952
213,682	Stratasys Ltd.(a)	3,091,979
288,125	Summit Materials, Inc. - Class A(a)	7,592,094
75,807	Synopsys, Inc.(a)	22,177,338
Shares		Value

UNITED STATES (continued)
189,270	Synovus Financial Corp.	$7,542,410
275,000	Tandem Diabetes Care, Inc.(a)	15,441,250
259,385	Teladoc Health, Inc.(a)	7,688,171
106,937	Teleflex, Inc.	22,944,403
380,000	Tenable Holdings, Inc.(a)	15,443,200
23,732	Tesla, Inc.(a)	5,399,979
132,950	Texas Capital Bancshares, Inc.(a)	7,977,000
75,000	Transcat, Inc.(a)	6,207,000
635,000	TriMas Corp.	14,509,750
234,121	Trupanion, Inc.(a)	11,816,087
219,905	Twist Bioscience Corp.(a)	7,219,481
130,545	UFP Technologies, Inc.(a)	12,251,648
255,000	UMB Financial Corp.	21,221,100
26,945	UniFirst Corp.	4,958,149
1,011,264	Upwork, Inc.(a)	13,601,501
1,146,797	US Foods Holding Corp.(a)	34,128,679
1,051,253	Utz Brands, Inc.	17,040,811
248,198	Varex Imaging Corp.(a)	5,487,658
327,509	Veeco Instruments, Inc.(a)	5,970,489
400,000	Veracyte, Inc.(a)	8,044,000
281,234	Verastem, Inc.(a)	118,118
2,463,403	ViewRay, Inc.(a)	10,567,999
95,000	Washington Trust Bancorp, Inc.	4,607,500
76,271	Wayfair, Inc. - Class A(a)	2,892,196
130,690	WEX, Inc.(a)	21,451,457
187,190	Wingstop, Inc.	29,649,024
172,212	Wolfspeed, Inc.(a)	13,561,695
395,000	Wolverine World Wide, Inc.	6,766,350
377,565	Workiva, Inc.(a)	29,378,333
190,000	WSFS Financial Corp.	8,846,400
151,551	Wyndham Hotels & Resorts, Inc.	11,507,267
240,000	Zevia PBC - Class A(a)	1,125,600
72,000	Ziff Davis, Inc.(a)	5,572,080
96,524	Zillow Group, Inc. - Class A(a)	2,985,487
422,159	Zillow Group, Inc. - Class C(a)	13,027,827
999,316	Zuora, Inc. - Class A(a)	7,684,740
		2,951,570,938
URUGUAY — 0.2%
13,959	MercadoLibre, Inc.(a)	12,585,714
VIETNAM — 0.0%
563,790	Vietnam National Petroleum Group(a)	646,600
Total Common Stocks (Cost $6,089,500,041)		6,031,742,606

MASTER LIMITED PARTNERSHIPS — 0.1%
UNITED STATES — 0.1%
100,318	Cedar Fair LP	4,133,102
Total Master Limited Partnerships (Cost $4,364,036)		4,133,102

61

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2022

Shares		Value

RIGHTS/WARRANTS — 0.0%
THAILAND — 0.0%
2,510,366	Banpu Public Co. Ltd. Warrants, Expire 09/30/23(a)	$300,769
UNITED STATES — 0.0%
146,063	Aduro Biotech CVR Rights, Expire 01/02/24(a)(d)(e)	0
Total Rights/Warrants (Cost $0)		300,769

EXCHANGE-TRADED FUNDS — 12.7%
2,444,400	FlexShares Global Upstream Natural Resources Index Fund	101,271,492
765,000	Global X Silver Miners ETF	19,140,300
277,000	Health Care Select Sector SPDR Fund	36,771,750
137,375	iShares Russell 2000 ETF	25,184,959
518,000	iShares S&P Small-Cap 600 Value ETF	48,857,760
610,850	SPDR S&P Biotech ETF(a)	50,181,327
1,535,025	SPDR S&P Metals & Mining ETF	74,448,712
3,632,950	SPDR S&P Regional Banking ETF	232,327,153
2,846,650	VanEck Junior Gold Miners ETF	83,976,175
374,300	VanEck Oil Services ETF	111,803,410
1,169,600	Vanguard Financials ETF	97,638,208
304,600	Vanguard Small-Cap Value ETF	48,921,806

Total Exchange-Traded Funds (Cost $913,720,816)		930,523,052

INVESTMENT COMPANY — 0.3%
24,028,933	SEI Daily Income Trust Government II Fund - Class A, 2.89%(f)	24,028,933
Total Investment Company (Cost $24,028,933)		24,028,933

Principal Amount

CASH SWEEP — 5.3%
$391,728,394	Citibank - US Dollars on Deposit in Custody Account, 0.20%(f)	391,728,394
Total Cash Sweep (Cost $391,728,394)		391,728,394
TOTAL INVESTMENTS — 100.4% (Cost $7,423,342,220)		$7,382,456,856
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(28,473,407)
NET ASSETS — 100.0%		$7,353,983,449

(a)	Non-income producing security.
(b)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except as indicated in (e).
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of fair valued securities is $4,086 which is 0.00% of net assets and the cost is $55,696,320.
(e)	These securities have been determined to be illiquid in accordance with procedures adopted by the Fund’s Board of Directors.
(f)	The rate shown represents the current yield as of October 31, 2022.

The following abbreviations are used in the report:

ADR — American Depositary Receipt

CVR — Contingent Value Right

ETF — Exchange-Traded Fund

FOR — Foreign Ownership Restrictions

GDR — Global Depositary Receipt

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

62

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments	October 31, 2022

Shares		Value
PREFERRED STOCKS — 0.2%
UNITED STATES — 0.2%
27,600	MetLife, Inc., Series F, 4.75%	$542,616
38,900	Morgan Stanley, Series K, 5.85%	891,199
31,500	Public Storage, Series O, 3.90%	497,385
28,500	US Bancorp, Series L, 3.75%	431,205
122,100	Wells Fargo & Co., Series Z, 4.75%	2,197,800

Total Preferred Stocks (Cost $6,547,571)		4,560,205

EXCHANGE-TRADED FUNDS — 19.8%
UNITED STATES — 19.8%
15,645,561	Invesco Preferred ETF	175,543,194
1,391,632	iShares JP Morgan USD Emerging Markets Bond ETF	109,799,765
1,769,837	iShares Preferred & Income Securities ETF	53,997,727
1,840,465	SPDR Bloomberg Convertible Securities ETF	119,795,867

Total Exchange-Traded Funds (Cost $587,399,442)		459,136,553

Principal Amount
BANK LOANS — 0.4%
UNITED STATES — 0.4%
$5,000,000	Caliber Home Loans, Inc., (SOFR + 3.000%), 6.10%, 07/24/25(a)(b)	4,969,000
2,596,491	Vaca Morada, (SOFR + 2.750%), 4.08%, 03/25/24(a)(b)	2,590,000

Total Bank Loans (Cost $7,596,492)		7,559,000

CORPORATE BONDS — 11.1%
AUSTRALIA — 0.0%
650,000	Mineral Resources Ltd., 8.50%, 05/01/30(c)	639,639
CANADA — 0.4%
1,000,000	1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(c)	880,100
1,250,000	Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 6.25%, 09/15/27(c)	1,090,625
1,125,000	First Quantum Minerals Ltd., 6.50%, 03/01/24(c)	1,100,276
Principal Amount		Value
CANADA (continued)
$1,000,000	First Quantum Minerals Ltd., 6.88%, 03/01/26(c)	$938,400
1,325,000	GFL Environmental, Inc., 3.75%, 08/01/25(c)	1,253,781
1,100,000	goeasy Ltd., 5.38%, 12/01/24(c)	1,026,619
750,000	Hudbay Minerals, Inc., 6.13%, 04/01/29(c)	620,625
500,000	NOVA Chemicals Corp., 4.88%, 06/01/24(c)	486,250
500,000	Telesat Canada/Telesat LLC, 4.88%, 06/01/27(c)	219,850
675,000	Vermilion Energy, Inc., 6.88%, 05/01/30(c)	632,813
1,500,000	Videotron Ltd., 3.63%, 06/15/29(c)	1,263,120
		9,512,459
CAYMAN ISLANDS — 0.1%
825,000	Seagate HDD Cayman, 3.38%, 07/15/31	589,528
762,952	Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(c)	774,778
		1,364,306
GERMANY — 0.0%
500,000	Deutsche Bank AG, (5 yr. Swap Semi 30/360 USD + 2.248%), 4.30%, 05/24/28(b)	457,373
IRELAND — 0.2%
1,375,000	Avolon Holdings Funding Ltd., 5.25%, 05/15/24(c)	1,331,802
1,500,000	Castlelake Aviation Finance DAC, 5.00%, 04/15/27(c)	1,262,615
1,103,000	LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(c)	1,028,614
		3,623,031
ITALY — 0.1%
1,500,000	Intesa Sanpaolo SpA, 5.71%, 01/15/26(c)	1,397,022
1,525,000	UniCredit SpA, (USD Swap Rate 11:00 am NY 5 + 3.703%), 5.86%, 06/19/32(b)(c)	1,263,170
		2,660,192

63

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
LUXEMBOURG — 0.1%
$525,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28(c)	$439,687
1,650,000	Altice Financing SA, 5.00%, 01/15/28(c)	1,306,395
1,000,000	Altice France Holding SA, 6.00%, 02/15/28(c)	647,210
600,000	Telecom Italia Capital SA, 6.38%, 11/15/33	468,006
		2,861,298
MALTA — 0.1%
825,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 6.38%, 02/01/30(c)	686,515
NETHERLANDS — 0.1%
1,000,000	Alcoa Nederland Holding BV, 5.50%, 12/15/27(c)	930,478
1,075,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	908,375
1,000,000	UPC Holding BV, 5.50%, 01/15/28(c)	877,693
		2,716,546
UNITED KINGDOM — 0.1%
775,000	INEOS Quattro Finance 2 Plc, 3.38%, 01/15/26(c)	655,433
1,400,000	Jaguar Land Rover Automotive Plc, 7.75%, 10/15/25(c)	1,291,556
1,050,000	Jaguar Land Rover Automotive Plc, 5.50%, 07/15/29(c)	742,308
		2,689,297
UNITED STATES — 9.9%
1,000,000	Abercrombie & Fitch Management Co., 8.75%, 07/15/25(c)	941,809
650,000	AdaptHealth LLC, 6.13%, 08/01/28(c)	601,201
350,000	AdaptHealth LLC, 5.13%, 03/01/30(c)	303,625
1,000,000	Adient Global Holdings Ltd., 4.88%, 08/15/26(c)	895,000
325,000	Advanced Drainage Systems, Inc., 6.38%, 06/15/30(c)	314,077
1,225,000	Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(c)	1,042,058
Principal Amount		Value
UNITED STATES (continued)
$1,063,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 02/15/23(c)	$1,055,028
750,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 7.50%, 03/15/26(c)	768,750
1,175,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 02/15/28(c)	1,098,625
1,200,000	Allison Transmission, Inc., 5.88%, 06/01/29(c)	1,119,000
381,965	Ambac Assurance Corp., 5.10%(c)(d)	532,841
1,025,000	American Airlines, Inc., 11.75%, 07/15/25(c)	1,120,963
925,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(c)	882,693
1,725,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(c)	1,576,219
235,000	American Axle & Manufacturing, Inc., 6.25%, 03/15/26	223,246
1,475,000	American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/29(c)	1,211,565
825,000	AMN Healthcare, Inc., 4.63%, 10/01/27(c)	771,862
725,000	AMN Healthcare, Inc., 4.00%, 04/15/29(c)	623,753
520,000	Antero Resources Corp., 8.38%, 07/15/26(c)	550,532
375,000	Antero Resources Corp., 5.38%, 03/01/30(c)	346,604
1,175,000	Aramark Services, Inc., 6.38%, 05/01/25(c)	1,163,497
975,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 04/01/28(c)	906,653
1,250,000	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance Plc, 3.25%, 09/01/28(c)	1,024,881
1,075,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/28(c)	1,037,375

64

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
$750,000	At Home Group, Inc., 7.13%, 07/15/29(c)	$424,129
1,300,000	Ball Corp., 4.00%, 11/15/23	1,275,521
3,930,000	Bank of America Corp., Series FF, (3 mo. LIBOR USD + 2.931%), 5.88%(b)(d)	3,382,747
630,000	Bank of New York Mellon Corp. (The), Series F, (3 mo. LIBOR USD + 3.131%), 4.63%(b)(d)	544,049
1,000,000	Bath & Body Works, Inc., 6.63%, 10/01/30(c)	899,630
1,350,000	BellRing Brands, Inc., 7.00%, 03/15/30(c)	1,274,805
1,000,000	Berry Global, Inc., 5.63%, 07/15/27(c)	948,450
1,575,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(c)	1,555,353
1,000,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, 07/15/26(c)	950,000
750,000	Bread Financial Holdings, Inc., 4.75%, 12/15/24(c)	654,893
1,850,000	Bread Financial Holdings, Inc., 7.00%, 01/15/26(c)	1,594,608
1,050,000	Brink’s Co. (The), 5.50%, 07/15/25(c)	1,019,309
625,000	Buckeye Partners LP, 4.50%, 03/01/28(c)	542,188
425,000	Builders FirstSource, Inc., 4.25%, 02/01/32(c)	340,085
300,000	Burford Capital Global Finance LLC, 6.25%, 04/15/28(c)	261,162
325,000	Cablevision Lightpath LLC, 3.88%, 09/15/27(c)	276,669
1,500,000	Caesars Entertainment, Inc., 6.25%, 07/01/25(c)	1,455,962
826,000	Caesars Entertainment, Inc., 8.13%, 07/01/27(c)	803,285
625,000	Caesars Entertainment, Inc., 4.63%, 10/15/29(c)	498,636
1,300,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(c)	1,269,814
1,525,000	Calpine Corp., 3.75%, 03/01/31(c)	1,250,053
1,350,000	Carnival Corp., 10.50%, 02/01/26(c)	1,322,946
Principal Amount		Value
UNITED STATES (continued)
$1,775,000	Carnival Corp., 5.75%, 03/01/27(c)	$1,233,625
1,250,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 08/15/30(c)	1,022,975
1,925,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 02/01/31(c)	1,525,563
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 06/01/33(c)	759,386
800,000	CDI Escrow Issuer, Inc., 5.75%, 04/01/30(c)	722,008
475,000	Centene Corp., 4.63%, 12/15/29	430,516
600,000	Centene Corp., 3.00%, 10/15/30	483,750
250,000	Century Communities, Inc., 6.75%, 06/01/27	238,686
1,525,000	Charles River Laboratories International, Inc., 4.00%, 03/15/31(c)	1,282,872
1,670,000	Charles Schwab Corp. (The), Series H, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.079%), 4.00%(b)(d)	1,240,393
350,000	Cheever Escrow Issuer LLC, 7.13%, 10/01/27(c)	321,300
650,000	CHS/Community Health Systems, Inc., 8.00%, 03/15/26(c)	560,625
1,525,000	CHS/Community Health Systems, Inc., 6.00%, 01/15/29(c)	1,132,068
525,000	CHS/Community Health Systems, Inc., 5.25%, 05/15/30(c)	363,562
650,000	Churchill Downs, Inc., 4.75%, 01/15/28(c)	574,418
1,175,000	CITGO Petroleum Corp., 7.00%, 06/15/25(c)	1,160,242
750,000	Clarivate Science Holdings Corp., 3.88%, 07/01/28(c)	643,266
1,500,000	Cleveland-Cliffs, Inc., 6.75%, 03/15/26(c)	1,488,750
1,325,000	Cogent Communications Group, Inc., 7.00%, 06/15/27(c)	1,259,218
400,000	Commercial Metals Co., 4.13%, 01/15/30	336,079

65

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
$400,000	Commercial Metals Co., 4.38%, 03/15/32	$326,147
234,000	CommScope Technologies LLC, 6.00%, 06/15/25(c)	218,205
500,000	CommScope, Inc., 6.00%, 03/01/26(c)	486,010
775,000	CommScope, Inc., 4.75%, 09/01/29(c)	655,680
250,000	Cornerstone Building Brands, Inc., 6.13%, 01/15/29(c)	155,183
1,700,000	CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)	1,644,240
1,900,000	CSC Holdings LLC, 6.50%, 02/01/29(c)	1,790,750
1,000,000	CSC Holdings LLC, 4.50%, 11/15/31(c)	780,750
1,025,000	Dana, Inc., 4.50%, 02/15/32	783,701
1,375,000	Darling Ingredients, Inc., 6.00%, 06/15/30(c)	1,323,314
1,600,000	Delta Air Lines, Inc., 7.38%, 01/15/26	1,633,584
650,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27(c)	585,406
1,550,000	DISH DBS Corp., 5.25%, 12/01/26(c)	1,341,215
750,000	DISH DBS Corp., 5.13%, 06/01/29	503,973
1,532,000	Edgewell Personal Care Co., 4.13%, 04/01/29(c)	1,317,520
825,000	Embecta Corp., 5.00%, 02/15/30(c)	707,239
650,000	Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26(c)	624,143
159,000	EQM Midstream Partners LP, 4.00%, 08/01/24	151,845
1,050,000	EQM Midstream Partners LP, 6.50%, 07/01/27(c)	1,023,750
600,000	EQM Midstream Partners LP, 7.50%, 06/01/30(c)	583,500
475,000	EQM Midstream Partners LP, 4.75%, 01/15/31(c)	396,958
925,000	EQM Midstream Partners LP, 6.50%, 07/15/48	712,250
425,000	Ford Motor Co., 6.63%, 10/01/28	419,235
Principal Amount		Value
UNITED STATES (continued)
$800,000	Ford Motor Co., 3.25%, 02/12/32	$599,104
1,600,000	Ford Motor Co., 4.75%, 01/15/43	1,116,368
575,000	Ford Motor Co., 5.29%, 12/08/46	418,313
2,100,000	Ford Motor Credit Co. LLC, 4.06%, 11/01/24	2,007,736
500,000	Ford Motor Credit Co. LLC, 4.00%, 11/13/30	404,390
675,000	Frontier Communications Holdings LLC, 8.75%, 05/15/30(c)	684,356
500,000	GCI LLC, 4.75%, 10/15/28(c)	420,950
625,000	Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25	599,573
722,000	Global Infrastructure Solutions, Inc., 5.63%, 06/01/29(c)	533,772
1,150,000	Global Infrastructure Solutions, Inc., 7.50%, 04/15/32(c)	851,048
675,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/29(c)	559,798
1,675,000	GoTo Group, Inc., 5.50%, 09/01/27(c)	971,065
975,000	GPD Cos, Inc., 10.13%, 04/01/26(c)	871,688
1,625,000	Gray Escrow II, Inc., 5.38%, 11/15/31(c)	1,304,062
750,000	Gray Television, Inc., 7.00%, 05/15/27(c)	720,000
975,000	Gray Television, Inc., 4.75%, 10/15/30(c)	770,250
250,000	Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)	241,638
1,000,000	Gulfport Energy Corp., 8.00%, 05/17/26(c)	997,000
1,250,000	H&E Equipment Services, Inc., 3.88%, 12/15/28(c)	1,056,250
1,350,000	Hanesbrands, Inc., 4.88%, 05/15/26(c)	1,233,562
2,250,000	Harvest Midstream I LP, 7.50%, 09/01/28(c)	2,165,693
250,000	HAT Holdings I LLC/HAT Holdings II LLC REIT, 6.00%, 04/15/25(c)	238,333

66

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
$775,000	HAT Holdings I LLC/HAT Holdings II LLC REIT, 3.38%, 06/15/26(c)	$633,283
625,000	Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/25(c)	583,472
1,000,000	Herc Holdings, Inc., 5.50%, 07/15/27(c)	945,000
325,000	Hertz Corp. (The), 4.63%, 12/01/26(c)	277,062
525,000	Hertz Corp. (The), 5.00%, 12/01/29(c)	415,879
725,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 02/01/31(c)	657,887
1,175,000	Hilton Domestic Operating Co., Inc., 5.75%, 05/01/28(c)	1,132,788
1,125,000	Hilton Domestic Operating Co., Inc., 3.63%, 02/15/32(c)	892,637
300,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(c)	256,620
1,125,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 4.88%, 07/01/31(c)	919,282
425,000	Howard Midstream Energy Partners LLC, 6.75%, 01/15/27(c)	385,586
1,200,000	Hughes Satellite Systems Corp., 6.63%, 08/01/26	1,130,400
500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25	489,015
1,350,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 02/01/29	1,127,074
317,000	International Game Technology Plc, 6.50%, 02/15/25(c)	317,000
1,250,000	IQVIA, Inc., 5.00%, 05/15/27(c)	1,191,100
975,000	IRB Holding Corp., 7.00%, 06/15/25(c)	974,483
1,325,000	iStar, Inc. REIT, 4.75%, 10/01/24	1,307,788
750,000	JB Poindexter & Co., Inc., 7.13%, 04/15/26(c)	714,892
Principal Amount		Value
UNITED STATES (continued)
$4,810,000	JPMorgan Chase & Co., Series HH, (SOFR RATE + 3.125%), 4.60%(b)(d)	$4,292,444
1,250,000	Kaiser Aluminum Corp., 4.50%, 06/01/31(c)	1,002,593
1,300,000	KB Home, 7.63%, 05/15/23	1,300,916
2,075,000	Kennedy-Wilson, Inc., 4.75%, 02/01/30	1,628,875
725,000	Kennedy-Wilson, Inc., 5.00%, 03/01/31	567,312
650,000	Kinetik Holdings LP, 5.88%, 06/15/30(c)	611,513
300,000	Koppers, Inc., 6.00%, 02/15/25(c)	268,500
675,000	LABL, Inc., 6.75%, 07/15/26(c)	641,250
725,000	LABL, Inc., 10.50%, 07/15/27(c)	652,500
1,575,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. REIT, 4.75%, 06/15/29(c)	1,256,269
550,000	LBM Acquisition LLC, 6.25%, 01/15/29(c)	384,714
925,000	LCM Investments Holdings II LLC, 4.88%, 05/01/29(c)	780,256
1,100,000	Legacy LifePoint Health LLC, 6.75%, 04/15/25(c)	973,219
250,000	Legacy LifePoint Health LLC, 4.38%, 02/15/27(c)	198,133
1,500,000	Level 3 Financing, Inc., 3.75%, 07/15/29(c)	1,139,610
550,000	Live Nation Entertainment, Inc., 4.88%, 11/01/24(c)	534,188
600,000	Live Nation Entertainment, Inc., 5.63%, 03/15/26(c)	573,000
1,125,000	LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26(c)	1,015,105
1,000,000	Lumen Technologies, Inc., 5.13%, 12/15/26(c)	857,500
575,000	Lumen Technologies, Inc., 5.38%, 06/15/29(c)	422,274
550,000	Manitowoc Co., Inc. (The), 9.00%, 04/01/26(c)	500,159
1,425,000	Masonite International Corp., 5.38%, 02/01/28(c)	1,304,530
1,275,000	Match Group Holdings II LLC, 5.00%, 12/15/27(c)	1,137,638

67

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
$800,000	Medline Borrower LP, 3.88%, 04/01/29(c)	$656,000
1,000,000	Meritage Homes Corp., 3.88%, 04/15/29(c)	803,700
525,000	Michaels Cos., Inc. (The), 7.88%, 05/01/29(c)	290,858
825,000	Midcap Financial Issuer Trust, 6.50%, 05/01/28(c)	700,821
500,000	Midcap Financial Issuer Trust, 5.63%, 01/15/30(c)	385,000
750,000	Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(c)	683,367
1,282,500	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)	1,267,886
400,000	Millennium Escrow Corp., 6.63%, 08/01/26(c)	288,000
425,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 02/01/30(c)	325,932
325,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/01/29(c)	276,606
1,150,000	ModivCare, Inc., 5.88%, 11/15/25(c)	1,092,414
1,325,000	Molina Healthcare, Inc., 4.38%, 06/15/28(c)	1,188,339
1,875,000	MPH Acquisition Holdings LLC, 5.75%, 11/01/28(c)	1,449,565
1,750,000	Navient Corp., 5.50%, 01/25/23	1,747,220
1,400,000	Navient Corp., 6.75%, 06/25/25	1,340,122
825,000	New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/28(c)	713,650
1,000,000	Newell Brands, Inc., 4.45%, 04/01/26	930,550
275,000	Newell Brands, Inc., 6.63%, 09/15/29	268,005
725,000	Nexstar Media, Inc., 5.63%, 07/15/27(c)	688,540
550,000	Nexstar Media, Inc., 4.75%, 11/01/28(c)	482,680
1,300,000	Northern Oil and Gas, Inc., 8.13%, 03/01/28(c)	1,261,000
1,275,000	NortonLifeLock, Inc., 5.00%, 04/15/25(c)	1,237,292
Principal Amount		Value
UNITED STATES (continued)
$1,200,000	NortonLifeLock, Inc., 7.13%, 09/30/30(c)	$1,180,500
575,000	Novelis Corp., 3.25%, 11/15/26(c)	503,144
1,000,000	Novelis Corp., 4.75%, 01/30/30(c)	860,380
775,000	Novelis Corp., 3.88%, 08/15/31(c)	600,400
600,000	Occidental Petroleum Corp., 6.63%, 09/01/30	624,033
1,000,000	Occidental Petroleum Corp., 4.30%, 08/15/39	822,965
575,000	Occidental Petroleum Corp., 6.20%, 03/15/40	553,173
500,000	Occidental Petroleum Corp., 4.40%, 04/15/46	407,279
500,000	OneMain Finance Corp., 6.13%, 03/15/24	488,510
500,000	OneMain Finance Corp., 7.13%, 03/15/26	482,500
600,000	OneMain Finance Corp., 5.38%, 11/15/29	492,000
1,000,000	Open Text Holdings, Inc., 4.13%, 02/15/30(c)	801,250
1,450,000	Option Care Health, Inc., 4.38%, 10/31/29(c)	1,246,057
1,675,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.13%, 04/30/28(c)	1,475,374
425,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, 04/30/31(c)	360,940
950,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/25(c)	936,805
1,475,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, 10/15/28(c)	1,283,161
600,000	Patrick Industries, Inc., 4.75%, 05/01/29(c)	453,000
1,221,000	Performance Food Group, Inc., 5.50%, 10/15/27(c)	1,154,114
500,000	PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/28(c)	456,445
525,000	PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29(c)	492,954

68

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
$700,000	PGT Innovations, Inc., 4.38%, 10/01/29(c)	$582,960
625,000	Pilgrim’s Pride Corp., 4.25%, 04/15/31(c)	520,456
775,000	Pilgrim’s Pride Corp., 3.50%, 03/01/32(c)	594,626
1,500,000	Pitney Bowes, Inc., 6.88%, 03/15/27(c)	961,875
550,000	PRA Group, Inc., 5.00%, 10/01/29(c)	440,825
1,675,000	Prestige Brands, Inc., 3.75%, 04/01/31(c)	1,343,367
775,000	Prime Healthcare Services, Inc., 7.25%, 11/01/25(c)	675,459
250,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(c)	211,250
525,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 09/15/28(c)	330,750
1,250,000	Range Resources Corp., 8.25%, 01/15/29	1,299,100
253,000	Rayonier AM Products, Inc., 7.63%, 01/15/26(c)	219,925
675,000	Rockies Express Pipeline LLC, 4.95%, 07/15/29(c)	592,514
1,000,000	Rockies Express Pipeline LLC, 4.80%, 05/15/30(c)	845,000
750,000	Royal Caribbean Cruises Ltd., 11.50%, 06/01/25(c)	807,727
1,050,000	Royal Caribbean Cruises Ltd., 5.50%, 08/31/26(c)	858,480
1,025,000	Royal Caribbean Cruises Ltd., 5.38%, 07/15/27(c)	805,281
300,000	Royal Caribbean Cruises Ltd., 9.25%, 01/15/29(c)	304,246
275,000	RP Escrow Issuer LLC, 5.25%, 12/15/25(c)	205,668
975,000	Sabre GLBL, Inc., 7.38%, 09/01/25(c)	911,557
1,500,000	SBA Communications Corp. REIT, 3.13%, 02/01/29	1,215,000
675,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(c)	536,625
1,350,000	Scotts Miracle-Gro Co. (The), 4.38%, 02/01/32	1,022,193
650,000	Scripps Escrow, Inc., 5.88%, 07/15/27(c)	588,867

Principal Amount		Value
UNITED STATES (continued)
$2,350,000	Select Medical Corp., 6.25%, 08/15/26(c)	$2,229,069
1,475,000	Service Corp. International, 4.00%, 05/15/31	1,224,578
1,000,000	Service Properties Trust REIT, 4.35%, 10/01/24	917,500
400,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%, 02/15/28	337,396
1,025,000	Sirius XM Radio, Inc., 3.13%, 09/01/26(c)	915,940
1,300,000	Sirius XM Radio, Inc., 4.00%, 07/15/28(c)	1,117,433
1,155,000	Six Flags Entertainment Corp., 4.88%, 07/31/24(c)	1,118,329
1,500,000	Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28(c)	1,274,914
115,000	Southwestern Energy Co., 5.70%, 01/23/25	113,672
875,000	Southwestern Energy Co., 5.38%, 03/15/30	809,375
650,000	Southwestern Energy Co., 4.75%, 02/01/32	561,080
500,000	Spectrum Brands, Inc., 5.50%, 07/15/30(c)	401,341
1,300,000	Spirit AeroSystems, Inc., 7.50%, 04/15/25(c)	1,263,002
1,500,000	Sprint Capital Corp., 6.88%, 11/15/28	1,547,970
1,275,000	Sprint Corp., 7.88%, 09/15/23	1,296,252
400,000	Starwood Property Trust, Inc. REIT, 5.50%, 11/01/23(c)	394,908
725,000	Starwood Property Trust, Inc. REIT, 3.63%, 07/15/26(c)	630,750
200,000	Stericycle, Inc., 5.38%, 07/15/24(c)	197,000
650,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(c)	593,587
750,000	Sunnova Energy Corp., 5.88%, 09/01/26(c)	660,000
750,000	Syneos Health, Inc., 3.63%, 01/15/29(c)	621,139
625,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.50%, 10/01/25(c)	631,219
1,225,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 12/31/30(c)	1,108,894

69

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
$1,000,000	TEGNA, Inc., 4.63%, 03/15/28	$951,870
1,500,000	TEGNA, Inc., 5.00%, 09/15/29	1,422,273
1,350,000	Tenet Healthcare Corp., 5.13%, 11/01/27(c)	1,243,688
500,000	Tenet Healthcare Corp., 6.13%, 10/01/28(c)	433,750
1,125,000	Tenet Healthcare Corp., 6.13%, 06/15/30(c)	1,037,306
675,000	Tenneco, Inc., 7.88%, 01/15/29(c)	666,836
625,000	Tenneco, Inc., 5.13%, 04/15/29(c)	617,836
375,000	Thor Industries, Inc., 4.00%, 10/15/29(c)	303,292
300,000	TMS International Corp., 6.25%, 04/15/29(c)	210,397
1,550,000	TransDigm, Inc., 8.00%, 12/15/25(c)	1,578,923
650,000	TransDigm, Inc., 6.25%, 03/15/26(c)	639,827
1,000,000	Travel + Leisure Co., 4.63%, 03/01/30(c)	806,846
1,650,000	Truist Financial Corp., Series N, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.003%), 4.80%(b)(d)	1,481,288
1,500,000	Uber Technologies, Inc., 8.00%, 11/01/26(c)	1,511,250
275,000	United Airlines, Inc., 4.63%, 04/15/29(c)	235,890
675,000	United Rentals North America, Inc., 4.88%, 01/15/28	627,750
575,000	United Rentals North America, Inc., 3.75%, 01/15/32	465,750
1,500,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC REIT, 7.88%, 02/15/25(c)	1,488,088
950,000	US Foods, Inc., 6.25%, 04/15/25(c)	945,361
675,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26	648,648
825,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 09/01/27	787,875
250,000	Verscend Escrow Corp., 9.75%, 08/15/26(c)	250,760
Principal Amount		Value
UNITED STATES (continued)
$500,000	Viking Cruises Ltd., 5.88%, 09/15/27(c)	$395,068
1,000,000	Vistra Operations Co. LLC, 4.38%, 05/01/29(c)	855,275
800,000	Wabash National Corp., 4.50%, 10/15/28(c)	672,514
1,225,000	WASH Multifamily Acquisition, Inc., 5.75%, 04/15/26(c)	1,142,274
1,300,000	WESCO Distribution, Inc., 7.13%, 06/15/25(c)	1,312,610
750,000	WESCO Distribution, Inc., 7.25%, 06/15/28(c)	760,845
1,300,000	Western Midstream Operating LP, 3.35%, 02/01/25	1,239,160
725,000	Western Midstream Operating LP, 5.50%, 08/15/48	582,039
1,075,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25(c)	1,017,466
1,350,000	Yum! Brands, Inc., 3.88%, 11/01/23	1,326,375
		230,009,506
Total Corporate Bonds (Cost $289,966,472)		257,220,162

ASSET-BACKED SECURITIES — 16.0%
CAYMAN ISLANDS — 1.4%
Collateralized Loan Obligations — 1.4%
1,000,000	Apidos CLO XV, Series 2013-15A, Class ERR, (3 mo. LIBOR USD + 5.700%), 9.94%, 04/20/31(b)(c)	794,546
5,000,000	Atrium VIII, Series 8A, Class SUB, 12.51%, 10/23/24(b)(c)(e)	17,000
12,131,250	Atrium XIII, Series 13A, Class SUB, 2.48%, 11/21/47(b)(c)(e)	5,826,650
17,550,000	CBAM Ltd., Series 2019-10A, Class SUB, 9.51%, 04/20/32(b)(c)(e)	7,127,831
9,915,625	Cedar Funding VII CLO Ltd., Series 2018-7A, Class SUB, 9.59%, 01/20/31(b)(c)(e)	3,510,997
4,500,000	Generate CLO-3 Ltd., Series 3A, Class ER, (3 mo. LIBOR USD + 6.400%), 10.64%, 10/20/29(b)(c)	3,989,688

70

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
CAYMAN ISLANDS (continued)
Collateralized Loan Obligations (continued)
$2,000,000	Madison Park Funding XLI Ltd., Series 12A, Class ER, (3 mo. LIBOR USD + 5.250%), 9.57%, 04/22/27(b)(c)(e)	$1,764,474
5,000,000	Romark CLO II Ltd., Series 2018-2A, Class SUB, 9.93%, 07/25/31(b)(c)	2,018,294
5,000,000	Romark CLO Ltd., Series 2017-1A, Class SUB, 11.33%, 10/23/30(b)(c)(e)	1,552,737
7,500,000	Romark WM-R Ltd., Series 2018-1A, Class F, (3 mo. LIBOR USD + 8.100%), 12.34%, 04/20/31(b)(c)(e)	5,481,916
		32,084,133
UNITED STATES — 14.6%
Other Asset-Backed Securities — 14.6%
3,930,591	510 Loan Acquisition Trust, Series 2020-1, Class A, STEP, 5.11%, 09/25/60(c)	3,695,073
218,484	Aegis Asset-Backed Securities Corp. Mortgage Pass-Through Certificates, Series 2003-3, Class M1, (1 mo. LIBOR USD + 1.050%), 4.64%, 01/25/34(b)	208,419
5,000,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R3, Class M7, (1 mo. LIBOR USD + 1.980%), 5.57%, 05/25/35(b)	4,396,555
1,750,000	AMSR Trust, Series 2020-SFR1, Class G, 4.31%, 04/17/37(c)	1,591,865
6,000,000	AMSR Trust, Series 2020-SFR5, Class F, 2.69%, 11/17/37(c)	5,232,073
7,740,444	Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR USD + 0.480%), 4.07%, 05/25/35(b)	6,685,202
4,671,555	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W5, Class M1, (1 mo. LIBOR USD + 0.690%), 4.28%, 01/25/36(b)	3,565,762
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$6,032,436	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006- HE1, Class M2, (1 mo. LIBOR USD + 0.630%), 4.22%, 01/25/36(b)	$5,068,900
5,740,000	BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(b)	1,782,562
5,000,000	BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.35%, 12/10/25(b)	1,273,723
6,284,330	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, (1 mo. LIBOR USD + 1.000%), 4.63%, 05/28/39(b)(c)	6,076,435
1,387,616	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A2, (1 mo. LIBOR USD + 1.300%), 4.93%, 05/28/39(b)(c)	1,011,744
1,025,139	Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, (1 mo. LIBOR USD + 1.000%), 4.63%, 12/28/40(b)(c)	1,038,314
2,153,022	Bayview Financial Revolving Asset Trust, Series 2005-E, Class A2A, (1 mo. LIBOR USD + 0.930%), 4.56%, 12/28/40(b)(c)	2,239,598
908,185	Bear Stearns Asset Backed Securities I Trust, Series 2005-TC1, Class M4, (1 mo. LIBOR USD + 1.800%), 5.39%, 05/25/35(b)	875,611
1,809,327	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE1, Class 1M4, (1 mo. LIBOR USD + 1.020%), 4.61%, 12/25/35(b)	2,556,250
3,096,900	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 22A, (1 mo. LIBOR USD + 0.140%), 3.73%, 12/25/36(b)	4,115,160
4,650,000	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class M3, (1 mo. LIBOR USD + 2.250%), 5.84%, 04/25/36(b)	4,452,966

71

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,884,740	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A4, (1 mo. LIBOR USD + 0.420%), 4.01%, 12/26/36(b)	$3,882,195
6,953,003	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class M1, (1 mo. LIBOR USD + 0.500%), 4.09%, 02/25/37(b)	5,332,834
5,729,789	Cascade MH Asset Trust, Series 2019- MH1, Class A, 4.00%, 11/25/44(b)(c)	5,323,508
3,073,512	Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3B, (1 mo. LIBOR USD + 0.200%), 3.79%, 05/25/37(b)	2,169,782
82,588	Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3C, (1 mo. LIBOR USD + 0.270%), 3.86%, 05/25/37(b)	58,304
3,760,906	Citigroup Mortgage Loan Trust, Series 2007-AHL3, Class A3B, (1 mo. LIBOR USD + 0.170%), 3.76%, 07/25/45(b)	2,731,381
1,416,637	Conseco Finance Corp., Series 1997-7, Class M1, 7.03%, 07/15/28(b)	1,319,114
1,494,952	Conseco Finance Corp., Series 1998-2, Class M1, 6.94%, 12/01/28(b)	1,366,205
2,180,632	Conseco Finance Corp., Series 1999-5, Class A5, 7.86%, 03/01/30(b)	945,211
2,460,099	Conseco Finance Corp., Series 1999-5, Class A6, 7.50%, 03/01/30(b)	1,026,123
11,183,346	Conseco Finance Securitizations Corp., Series 2000-1, Class A5, 8.06%, 09/01/29(b)	2,535,465
3,635,614	Countrywide Asset-Backed Certificates, Series 2007-QX1, Class A1, (1 mo. LIBOR USD + 0.500%), 2.76%, 05/25/37(b)(c)	2,793,965
1,567,955	Countrywide Asset-Backed Certificates Trust, Series 2006-11, Class 1AF4, 6.30%, 12/25/35(b)	1,439,104
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$91,160	Countrywide Asset-Backed Certificates Trust, Series 2006-11, Class 3AV2, (1 mo. LIBOR USD + 0.160%), 3.75%, 09/25/46(b)	$90,542
4,054,424	Countrywide Asset-Backed Certificates Trust, Series 2006-12, Class 1A, (1 mo. LIBOR USD + 0.260%), 3.85%, 12/25/36(b)	3,674,237
2,376,763	Countrywide Asset-Backed Certificates Trust, Series 2006-13, Class 1AF4, 4.01%, 01/25/37(b)	2,230,791
9,234,601	Countrywide Asset-Backed Certificates Trust, Series 2006-18, Class M1, (1 mo. LIBOR USD + 0.450%), 4.04%, 03/25/37(b)	7,918,572
6,039,156	Countrywide Asset-Backed Certificates Trust, Series 2006-22, Class M1, (1 mo. LIBOR USD + 0.230%), 3.82%, 05/25/47(b)	4,884,559
5,852,928	Countrywide Asset-Backed Certificates Trust, Series 2006-26, Class M1, (1 mo. LIBOR USD + 0.250%), 3.84%, 06/25/37(b)	4,243,777
793,426	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-C, Class 2A, (1 mo. LIBOR USD + 0.180%), 3.59%, 05/15/36(b)	751,808
384,384	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, (1 mo. LIBOR USD + 0.300%), 3.71%, 12/15/33(b)(c)	385,632
511,141	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4T1B, (1 mo. LIBOR USD + 0.240%), 3.65%, 02/15/30(b)(c)	512,483
208,117	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 5B1A, (1 mo. LIBOR USD + 0.190%), 3.60%, 05/15/35(b)(c)	204,372
238,275	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 5B1B, (1 mo. LIBOR USD + 0.190%), 3.60%, 05/15/35(b)(c)	243,761

72

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,709,068	Credit Suisse Mortgage Capital Certificates Trust, Series 2017-2, Class CERT, 0.44%, 02/01/47(c)(f)	$3,651,136
2,140,517	Credit-Based Asset Servicing and Securitization LLC, Series 2007- CB6, Class A4, (1 mo. LIBOR USD + 0.340%), 3.93%, 07/25/37(b)(c)	1,404,186
4,889,241	First Frankin Mortgage Loan Trust, Series 2006-FF4, Class M1, (1 mo. LIBOR USD + 0.540%), 4.13%, 03/25/36(b)	4,221,354
1,506,701	First Franklin Mortgage Loan Trust, Series 2003-FF4, Class M1, (1 mo. LIBOR USD + 1.800%), 4.93%, 10/25/33(b)	1,403,744
9,142,719	First Franklin Mortgage Loan Trust, Series 2006-FF8, Class M1, (1 mo. LIBOR USD + 0.375%), 3.96%, 07/25/36(b)	8,319,653
4,337,610	First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, (1 mo. LIBOR USD + 0.600%), 4.19%, 01/25/36(b)	3,935,970
3,616,840	First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2C, (1 mo. LIBOR USD + 0.150%), 3.74%, 03/25/37(b)	1,799,036
2,710,000	FirstKey Homes Trust, Series 2020- SFR2, Class F1, 3.02%, 10/19/37(c)	2,320,035
4,000,000	FirstKey Homes Trust, Series 2022- SFR1, Class E1, 5.00%, 05/17/39(c)	3,482,302
4,000,000	FirstKey Homes Trust, Series 2022- SFR1, Class E2, 5.00%, 05/17/39(c)	3,408,934
2,553,000	FirstKey Homes Trust, Series 2022- SFR2, Class E1, 4.50%, 07/17/39(c)	2,154,931
1,500,000	Fremont Home Loan Trust, Series 2005-D, Class M1, (1 mo. LIBOR USD + 0.615%), 4.20%, 11/25/35(b)	1,292,682
1,500,000	FRTKL, Series 2021-SFR1, Class F, 3.17%, 09/17/38(c)	1,211,613
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$469,467	GMACM Home Equity Loan Trust, Series 2005-HE3, Class A3, (1 mo. LIBOR USD + 0.500%), 4.09%, 02/25/36(b)	$456,110
20,261	GMACM Home Equity Loan Trust, Series 2006-HE1, Class A, (1 mo. LIBOR USD + 0.315%), 3.90%, 11/25/36(b)	34,888
5,395,734	Greenpoint Manufactured Housing, Series 2000-3, Class IA, 8.45%, 06/20/31(b)	2,836,321
2,463,906	GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1 mo. LIBOR USD + 0.700%), 4.29%, 12/25/35(b)	1,080,806
8,600,175	GSAA Home Equity Trust, Series 2006-5, Class 1A1, (1 mo. LIBOR USD + 0.360%), 3.95%, 03/25/36(b)	2,776,855
365,169	GSAA Trust, Series 2006-7, Class AF2, 5.99%, 03/25/46(b)	150,781
3,566,000	GSAMP Trust, Series 2007-HS1, Class M5, (1 mo. LIBOR USD + 3.375%), 6.96%, 02/25/47(b)	3,492,501
3,380,507	Home Equity Asset Trust, Series 2007- 1, Class 2A3, (1 mo. LIBOR USD + 0.300%), 3.89%, 05/25/37(b)(e)	2,431,566
2,921,018	Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(c)	2,426,754
3,746,923	Home Partners of America Trust, Series 2021-3, Class F, 4.24%, 01/17/41(c)	3,028,467
4,566,377	HSI Asset Loan Obligation Trust, Series 2007-WF1, Class A3, STEP, 4.50%, 12/25/36	1,499,989
553,680	Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, STEP, 6.53%, 09/25/37(c)	505,552
111,332	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1, Class A4, STEP, 6.63%, 07/25/36	33,252

73

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$221,928	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2, Class A3, (1 mo. LIBOR USD + 0.180%), 3.77%, 07/25/36(b)	$105,213
1,977,380	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(b)	1,955,663
232,022	Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR USD + 0.090%), 3.68%, 06/25/37(b)(c)	161,151
1,668,865	Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR USD + 2.300%), 5.89%, 12/25/37(b)	1,638,189
4,889,237	Long Beach Mortgage Loan Trust, Series 2006-2, Class 1A, (1 mo. LIBOR USD + 0.360%), 3.95%, 03/25/46(b)	3,961,993
5,037,054	Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A3, (1 mo. LIBOR USD + 0.320%), 3.91%, 10/25/36(b)	1,556,351
956,772	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. LIBOR USD + 3.250%), 6.84%, 03/25/32(b)	956,845
3,815,007	MASTR Second Lien Trust, Series 2006-1, Class A, (1 mo. LIBOR USD + 0.320%), 3.91%, 03/25/36(b)	322,068
2,076,307	MERIT Securities Corp., Series 13, Class M2, STEP, 7.88%, 12/28/33	1,614,934
7,155,613	Merrill Lynch Mortgage Investors Trust, Series 2006-RM5, Class A2D, (1 mo. LIBOR USD + 0.500%), 4.09%, 10/25/37(b)	1,209,558
988,042	Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, (1 mo. LIBOR USD + 0.480%), 4.07%, 06/25/36(b)	525,996
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$6,109,919	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC1, Class A1, (1 mo. LIBOR USD + 0.130%), 3.72%, 11/25/36(b)	$2,787,137
2,116,716	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-SEA1, Class 2A1, (1 mo. LIBOR USD + 1.900%), 5.49%, 02/25/47(b)(c)	1,970,494
3,566,990	Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class M1, (1 mo. LIBOR USD + 0.540%), 4.13%, 02/25/36(b)	3,517,751
4,170,270	Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A4, STEP, 6.51%, 10/25/36	993,917
396,261	Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1, (1 mo. LIBOR USD + 0.300%), 3.89%, 03/25/36(b)	386,978
8,000,000	Nationstar Home Equity Loan Trust, Series 2007-A, Class M3, (1 mo. LIBOR USD + 0.300%), 3.89%, 03/25/37(b)	6,689,013
5,700,456	New Century Home Equity Loan Trust, Series 2005-C, Class M2, (1 mo. LIBOR USD + 0.675%), 4.26%, 12/25/35(b)	4,252,390
6,500,000	New Residential Mortgage Loan Trust, Series 2022-SFR1, Class F, 4.44%, 02/17/39(c)	5,480,201
5,000,000	New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E1, 4.00%, 09/04/39(c)	3,979,038
5,000,000	New Residential Mortgage Loan Trust, Series 2022-SFR2, Class F, 4.00%, 09/04/39(c)	3,730,407
616,543	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR USD + 0.400%), 3.99%, 10/25/36(b)(c)	686,188
1,268,702	Oakwood Mortgage Investors, Inc., Series 1999-C, Class A2, 7.48%, 08/15/27	1,064,617
9,780,056	Oakwood Mortgage Investors, Inc., Series 2000-D, Class A4, 7.40%, 07/15/30(b)	2,643,718

74

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$8,572,117	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A2, 5.92%, 06/15/31(b)(e)	$993,447
5,947,218	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A3, 6.61%, 06/15/31(b)(e)	771,658
6,795,981	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A4, 7.41%, 06/15/31(b)(e)	987,840
176,456	Oakwood Mortgage Investors, Inc., Series 2002-B, Class A4, 7.09%, 06/15/32(b)	176,319
5,000,000	Pagaya AI Technology in Housing Trust, Series 2022-1, Class D, 4.25%, 08/25/25(c)	4,418,741
2,955,985	Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class M2, STEP, 3.62%, 07/25/35	2,123,551
2,894,924	PRET LLC, Series 2021-NPL6, Class A1, STEP, 2.49%, 07/25/51(c)	2,674,251
2,000,000	PRET LLC, Series 2021-NPL6, Class A2, STEP, 5.07%, 07/25/51(c)	1,823,097
6,277,217	PRET LLC, Series 2021-RN4, Class A1, 2.49%, 10/25/51(b)(c)	5,976,315
1,000,000	Progress Residential Trust, Series 2019-SFR3, Class F, 3.87%, 09/17/36(c)	933,010
3,000,000	Progress Residential Trust, Series 2019-SFR4, Class F, 3.68%, 10/17/36(c)	2,825,502
750,000	Progress Residential Trust, Series 2020-SFR1, Class G, 4.03%, 04/17/37(c)	673,053
3,000,000	Progress Residential Trust, Series 2021-SFR10, Class F, 4.61%, 12/17/40(c)	2,400,869
2,500,000	Progress Residential Trust, Series 2021-SFR11, Class F, 4.42%, 01/17/39(c)	1,943,853
3,500,000	Progress Residential Trust, Series 2021-SFR8, Class F, 3.18%, 10/17/38(c)	2,824,158
2,400,000	Progress Residential Trust, Series 2021-SFR9, Class F, 4.05%, 11/17/40(c)	1,840,232
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,000,000	Progress Residential Trust, Series 2022-SFR1, Class F, 4.88%, 02/17/41(c)	$3,117,175
4,000,000	Progress Residential Trust, Series 2022-SFR1, Class G, 5.52%, 02/17/41(c)	3,118,870
1,548,000	Progress Residential Trust, Series 2022-SFR3, Class E2, 5.60%, 04/17/39(c)	1,359,423
4,751,000	Progress Residential Trust, Series 2022-SFR4, Class E1, 6.12%, 05/17/41(c)	4,240,390
5,000,000	Progress Residential Trust, Series 2022-SFR5, Class E1, 6.62%, 06/17/39(c)	4,545,512
6,000,000	Progress Residential Trust, Series 2022-SFR6, Class D, 6.04%, 07/20/39(c)	5,572,593
5,000,000	Progress Residential Trust, Series 2022-SFR7, Class E1, 6.75%, 10/27/39(c)	4,612,765
3,825,000	Residential Asset Securities Corp. Trust, Series 2005-KS10, Class M4, (1 mo. LIBOR USD + 0.870%), 4.46%, 11/25/35(b)	3,055,705
2,000,000	Residential Asset Securities Corp. Trust, Series 2006-KS4, Class M2, (1 mo. LIBOR USD + 0.290%), 4.02%, 06/25/36(b)	1,859,863
4,185,433	Saxon Asset Securities Trust, Series 2006-2, Class M3, (1 mo. LIBOR USD + 0.320%), 3.91%, 09/25/36(b)	3,183,058
8,490,637	Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR USD + 0.290%), 3.88%, 01/25/47(b)	7,178,702
2,542,146	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR1, Class A2B, (1 mo. LIBOR USD + 0.270%), 3.86%, 02/25/37(b)	1,643,875
11,667,382	Soundview Home Loan Trust, Series 2006-OPT5, Class M1, (1 mo. LIBOR USD + 0.375%), 3.96%, 07/25/36(b)	9,056,840

75

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,250,434	Structured Asset Investment Loan Trust, Series 2005-9, Class M2, (1 mo. LIBOR USD + 0.675%), 4.26%, 11/25/35(b)	$3,647,038
4,363,389	Structured Asset Investment Loan Trust, Series 2005-HE1, Class M3, (1 mo. LIBOR USD + 0.750%), 4.34%, 07/25/35(b)	3,534,957
2,351,276	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class M1, (1 mo. LIBOR USD + 0.660%), 4.25%, 02/25/37(b)	5,115,918
1,700,000	Tricon American Homes Trust, Series 2017-SFR2, Class F, 5.10%, 01/17/36(c)	1,639,595
1,520,000	Tricon American Homes Trust, Series 2020-SFR1, Class F, 4.88%, 07/17/38(c)	1,334,008
1,500,000	Tricon Residential Trust, Series 2021-SFR1, Class F, 3.69%, 07/17/38(c)	1,262,881
968,000	Tricon Residential Trust, Series 2021-SFR1, Class G, 4.13%, 07/17/38(c)	790,975
1,600,000	Tricon Residential Trust, Series 2022-SFR1, Class E2, 5.74%, 04/17/39(c)	1,441,594
4,000,000	Tricon Residential Trust, Series 2022-SFR2, Class E, 7.51%, 07/17/40(c)	3,703,766
5,533,815	VOLT CVI LLC, Series 2021-NP12, Class A1, STEP, 2.73%, 12/26/51(c)	5,063,181
8,475,666	Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR USD + 0.400%), 3.99%, 06/25/37(b)(c)	2,845,745
		339,789,490
Total Asset-Backed Securities (Cost $438,070,431)		371,873,623
Principal Amount		Value
NON-AGENCY MORTGAGE-BACKED SECURITIES — 24.0%
COLLATERALIZED MORTGAGE OBLIGATIONS — 21.5%
$3,800,000	1Texas Capital Bank CLN, 0.03%, 02/01/26	$3,683,070
301,331	Adjustable Rate Mortgage Trust, Series 2005-3, Class 2A1, 2.99%, 07/25/35(b)	293,585
1,491,291	Adjustable Rate Mortgage Trust, Series 2007-1, Class 4A1, 4.71%, 03/25/37(b)	1,075,939
30,709	Ajax Mortgage Loan Trust, Series 2017-D, Class B, 2.39%, 12/25/57(a)(b)(c)	24,567
21,846	Ajax Mortgage Loan Trust, Series 2018-A, Class B, 2.75%, 04/25/58(c)(f)	22,868
61,436	Ajax Mortgage Loan Trust, Series 2018-B, Class B, 6.04%, 02/26/57(c)(f)	46,824
14,423	Ajax Mortgage Loan Trust, Series 2018-D, Class B, 2.73%, 08/25/58(b)(c)	9,858
10,634	Ajax Mortgage Loan Trust, Series 2018-E, Class C, 1.00%, 06/25/58(b)(c)	10,281
160,547	Ajax Mortgage Loan Trust, Series 2018-F, Class C, 1.90%, 11/25/58(c)(f)	103,607
4,135,704	Ajax Mortgage Loan Trust, Series 2019-E, Class A, STEP, 3.00%, 09/25/59(c)	4,076,329
3,512,199	Ajax Mortgage Loan Trust, Series 2019-E, Class B, STEP, 4.88%, 09/25/59(c)	3,314,286
7,368,714	Ajax Mortgage Loan Trust, Series 2019-E, Class C, 2.59%, 09/25/59(c)(f)	6,651,396
9,717,797	Ajax Mortgage Loan Trust, Series 2019-G, Class A, STEP, 3.00%, 09/25/59(c)	9,113,087
2,927,374	Ajax Mortgage Loan Trust, Series 2019-G, Class B, STEP, 4.25%, 09/25/59(c)	2,442,800
7,431,604	Ajax Mortgage Loan Trust, Series 2019-G, Class C, 1.03%, 09/25/59(c)(f)	3,815,053
19,063,735	Ajax Mortgage Loan Trust, Series 2020-A, Class A, STEP, 2.38%, 12/25/59(c)	18,472,401

76

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$4,328,402	Ajax Mortgage Loan Trust, Series 2020-A, Class B, STEP, 3.50%, 12/25/59(c)	$4,136,048
10,215,303	Ajax Mortgage Loan Trust, Series 2020-A, Class C, 1.88%, 12/25/59(c)(f)	6,222,865
1,230,360	Ajax Mortgage Loan Trust, Series 2021-C, Class B, STEP, 3.72%, 01/25/61(c)	1,130,687
3,108,869	Ajax Mortgage Loan Trust, Series 2021-C, Class C, 1.41%, 01/25/61(c)(f)	2,953,743
11,399,492	Ajax Mortgage Loan Trust, Series 2021-D, Class A, STEP, 2.00%, 03/25/60(c)	10,320,096
2,042,300	Ajax Mortgage Loan Trust, Series 2021-D, Class B, 4.00%, 03/25/60(b)(c)	1,712,405
3,017,364	Ajax Mortgage Loan Trust, Series 2021-D, Class C, 1.30%, 03/25/60(a)(b)(c)	1,822,488
4,041,340	Ajax Mortgage Loan Trust, Series 2021-E, Class B2, 3.96%, 12/25/60(b)(c)	3,057,403
4,000,000	Ajax Mortgage Loan Trust, Series 2021-E, Class M1, 2.94%, 12/25/60(b)(c)	3,006,947
1,080,800	Ajax Mortgage Loan Trust, Series 2021-F, Class B, STEP, 3.75%, 06/25/61(c)	931,348
2,015,939	Ajax Mortgage Loan Trust, Series 2021-F, Class C, 0.56%, 06/25/61(c)(f)	1,271,365
10,316,982	Ajax Mortgage Loan Trust, Series 2022-A, Class A1, STEP, 3.50%, 10/25/61(c)	10,006,054
532,000	Ajax Mortgage Loan Trust, Series 2022-A, Class A2, 3.00%, 10/25/61(b)(c)	436,733
283,800	Ajax Mortgage Loan Trust, Series 2022-A, Class A3, 3.00%, 10/25/61(b)(c)	229,586
2,128,000	Ajax Mortgage Loan Trust, Series 2022-A, Class B, 3.00%, 10/25/61(a)(c)	1,281,907
1,057,403	Ajax Mortgage Loan Trust, Series 2022-A, Class C, 3.00%, 10/25/61(a)(c)	1,046,935
310,300	Ajax Mortgage Loan Trust, Series 2022-A, Class M1, 3.00%, 10/25/61(c)	224,960
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,392,000	Ajax Mortgage Loan Trust, Series 2022-A, Class M2, 3.00%, 10/25/61(a)(c)	$1,020,754
88,700	Ajax Mortgage Loan Trust, Series 2022-A, Class M3, 3.00%, 10/25/61(a)(c)	62,374
12,843,586	Ajax Mortgage Loan Trust, Series 2022-B, Class A1, STEP, 3.50%, 03/27/62(c)	12,192,798
403,400	Ajax Mortgage Loan Trust, Series 2022-B, Class A2, 3.00%, 03/27/62(b)(c)	329,945
345,800	Ajax Mortgage Loan Trust, Series 2022-B, Class A3, 3.00%, 03/27/62(b)(c)	278,195
1,921,100	Ajax Mortgage Loan Trust, Series 2022-B, Class B, 3.00%, 03/27/62(a)(c)	1,150,931
1,087,535	Ajax Mortgage Loan Trust, Series 2022-B, Class C, 3.00%, 03/27/62(a)(c)	977,368
259,300	Ajax Mortgage Loan Trust, Series 2022-B, Class M1, 3.00%, 03/27/62(a)(c)	207,647
1,287,100	Ajax Mortgage Loan Trust, Series 2022-B, Class M2, 3.00%, 03/27/62(a)(c)	995,958
1,285,070	American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, (12 mo. Federal Reserve Cumulative Average USD + 0.960%), 2.33%, 09/25/46(b)	1,114,658
974,725	American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, STEP, 6.75%, 06/25/37	796,392
3,324,000	Angel Oak Mortgage Trust, Series 2020-R1, Class B2, 4.61%, 04/25/53(b)(c)	2,872,249
1,000,000	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class B1, 5.02%, 03/25/49(b)(c)	941,015
13,762,316	APS Resecuritization Trust, Series 2016-1, Class 1MZ, 3.10%, 07/31/57(b)(c)	5,042,656
2,899,509	ARI Investments LLC, 4.55%, 01/30/25(a)(e)	2,783,528

77

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,228,670	Banc of America Alternative Loan Trust, Series 2006-9, Class A2, (1 mo. LIBOR USD + 0.400%), 3.99%, 01/25/37(b)	$937,869
76,488	Banc of America Funding Corp. Trust, Series 2005-F, Class 6A1, 4.04%, 09/20/35(b)	65,084
337,625	Banc of America Funding Corp. Trust, Series 2006-A, Class 3A2, 3.23%, 02/20/36(b)	301,773
268,972	Banc of America Funding Corp. Trust, Series 2006-E, Class 2A1, 3.46%, 06/20/36(b)	240,708
1,178,807	Banc of America Funding Corp. Trust, Series 2007-1, Class TA5, STEP, 6.59%, 01/25/37	999,548
3,233,185	Banc of America Funding Corp. Trust, Series 2015-R3, Class 1A2, 3.13%, 03/27/36(c)(b)	2,735,111
313,528	Banc of America Mortgage Trust, Series 2005-I, Class 2A5, 3.85%, 10/25/35(b)	287,528
10,753,781	Barclays Mortgage Trust, Series 2021-NPL1, Class A, STEP, 2.00%, 11/25/51(c)	10,123,569
1,177,500	Barclays Mortgage Trust, Series 2021-NPL1, Class B, STEP, 4.63%, 11/25/51(c)	1,114,457
2,656,993	Barclays Mortgage Trust, Series 2021-NPL1, Class C, 0.44%, 11/25/51(c)(f)	2,328,280
7,824,500	Barclays Mortgage Trust, Series 2022-RPL1, Class A, STEP, 4.25%, 02/25/28(a)(c)	7,310,783
1,187,900	Barclays Mortgage Trust, Series 2022-RPL1, Class B, STEP, 4.25%, 02/25/28(a)(c)	1,046,584
2,138,200	Barclays Mortgage Trust, Series 2022-RPL1, Class C, 0.23%, 02/25/28(a)(c)(f)	1,221,383
99,900	Barclays Mortgage Trust, Series 2022-RPL1, Class SA, 0.37%, 02/25/28(a)(c)(f)	43,476
1,852,538	BCAP LLC Trust, Series 2012-RR3, Class 1A5, 5.67%, 12/26/37(b)(c)	1,471,333
606,615	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 3.84%, 02/25/36(b)	538,010
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$43,572	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A1, 4.39%, 08/25/35(b)	$38,534
237,970	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.24%, 05/25/47(b)	210,549
956,279	Bear Stearns ALT-A Trust, Series 2006-2, Class 11A1, (1 mo. LIBOR USD + 0.440%), 4.03%, 04/25/36(b)	1,382,397
2,591,159	Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, (1 mo. LIBOR USD + 0.320%), 3.91%, 11/25/36(b)	2,056,029
2,945,505	Bear Stearns Asset Backed Securities I Trust, Series 2006-AC2, Class 22A1, (1 mo. LIBOR USD + 0.350%), 3.94%, 03/25/36(b)	292,217
2,945,505	Bear Stearns Asset Backed Securities I Trust, Series 2006-AC2, Class 22A3, (1 mo. LIBOR USD + 0.350%), 3.94%, 03/25/36(b)	292,217
716,361	Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, (1 mo. LIBOR USD + 0.280%), 3.87%, 08/25/36(b)	690,815
209,258	Bear Stearns Mortgage Funding Trust, Series 2006-SL4, Class A, (1 mo. LIBOR USD + 0.300%), 3.89%, 11/25/36(b)	203,118
2,501,000	BRAVO Residential Funding Trust, Series 2021-NQM2, Class M1, 2.29%, 03/25/60(b)(c)	2,099,858
3,100,000	CFMT LLC, Series 2021-HB7, Class M3, 3.85%, 10/27/31(b)(c)	2,781,697
2,790,573	Chase Mortgage Finance Corp., Series 2016-SH1, Class M4, 3.75%, 04/25/45(b)(c)	2,300,069
3,608,400	Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	1,595,001
11,093,666	ChaseFlex Trust, Series 2007-1, Class 2A7, 6.00%, 02/25/37	4,691,598
1,430,381	CHNGE Mortgage Trust, Series 2022-1, Class A1, 3.01%, 01/25/67(b)(c)	1,266,734

78

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,009,437	Citicorp Mortgage Securities Trust, Series 2007-9, Class 1A1, 6.25%, 12/25/37	$1,644,359
2,181,382	Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38	1,636,079
75,913	Citigroup Mortgage Loan Trust, Series 2006-AR3, Class 1A2A, 3.46%, 06/25/36(b)	69,229
2,861,738	Citigroup Mortgage Loan Trust, Series 2007-9, Class 1A1, 5.75%, 04/25/47(c)	1,766,701
4,119,154	Citigroup Mortgage Loan Trust, Series 2022-A, Class A1, STEP, 6.17%, 09/25/62(c)	3,993,957
169,043	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A1, 3.34%, 05/25/35(b)	158,134
2,354,000	COLT Mortgage Loan Trust, Series 2022-1, Class B1, 4.15%, 12/27/66(b)(c)	1,564,695
2,000,873	COLT Mortgage Loan Trust, Series 2022-7, Class A3, 6.25%, 04/25/67(b)(c)	1,899,485
336,132	Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1A1, 6.00%, 02/25/35	244,773
636,685	Countrywide Alternative Loan Trust, Series 2005-31, Class 2A1, (1 mo. LIBOR USD + 0.600%), 4.19%, 08/25/35(b)	561,864
2,996,374	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A6, (1 mo. LIBOR USD + 0.500%), 4.09%, 11/25/35(b)	1,520,574
5,572,638	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A7, (1 mo. LIBOR USD + 5.500%), 1.91%, 11/25/35(b)(e)	434,131
107,597	Countrywide Alternative Loan Trust, Series 2005-63, Class 5A1, 3.25%, 12/25/35(b)	93,822
54,541	Countrywide Alternative Loan Trust, Series 2005-69, Class A1, (12 mo. Federal Reserve Cumulative Average USD + 1.000%), 2.37%, 12/25/35(b)	47,407
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$867,466	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A3, (1 mo. LIBOR USD + 0.450%), 4.04%, 05/25/35(b)	$751,595
575,909	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/25/35	375,906
2,571,306	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A10, (1 mo. LIBOR USD + 0.350%), 3.94%, 05/25/36(b)	1,121,849
1,584,145	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.50%, 06/25/36	782,785
3,062,797	Countrywide Alternative Loan Trust, Series 2006-20CB, Class A9, 6.00%, 07/25/36	1,479,965
999,467	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A13, (1 mo. LIBOR USD + 0.350%), 3.94%, 08/25/36(b)	479,597
999,467	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A14, (1 mo. LIBOR USD + 7.150%), 3.56%, 08/25/36(b)	160,958
1,030,310	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A15, 5.75%, 08/25/36	576,506
1,045,082	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A4, (1 mo. LIBOR USD + 0.400%), 3.99%, 03/25/36(b)	361,184
1,857,709	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A5, (1 mo. LIBOR USD + 7.100%), 3.51%, 03/25/36(b)(e)	238,968
2,935,552	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A6, 5.50%, 03/25/36	1,291,309
1,141,480	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A10, 6.00%, 01/25/37	654,836
826,445	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A4, 5.75%, 01/25/37	469,661
1,022,746	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A2, 6.00%, 02/25/37	566,838
2,338,590	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	1,296,121

79

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$4,457,895	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A7, (1 mo. LIBOR USD + 0.340%), 3.93%, 02/25/37(b)	$1,886,266
2,228,947	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A8, (1 mo. LIBOR USD + 6.600%), 3.01%, 02/25/37(b)(e)	362,379
117,374	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10, 5.50%, 05/25/36	95,305
333,001	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A2, (1 mo. LIBOR USD + 0.400%), 3.99%, 05/25/36(b)	261,148
2,403,926	Countrywide Alternative Loan Trust, Series 2006-7CB, Class 2A1, 6.50%, 05/25/36	1,204,828
1,850,682	Countrywide Alternative Loan Trust, Series 2006-J7, Class 2A1, (1 mo. LIBOR USD + 1.500%), 4.63%, 11/20/46(b)	1,326,509
3,736,413	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average USD + 1.730%), 3.10%, 11/25/46(b)	2,859,338
1,168,033	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 2A1, (1 mo. LIBOR USD + 0.380%), 3.97%, 11/25/46(b)	1,030,815
2,725,713	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, (1 mo. LIBOR USD + 0.190%), 3.68%, 03/20/47(b)	2,156,395
584,727	Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A1, (1 mo. LIBOR USD + 0.420%), 4.01%, 05/25/36(b)	481,744
2,189,461	Countrywide Alternative Loan Trust, Series 2006-OC3, Class 1A1, (1 mo. LIBOR USD + 0.360%), 3.95%, 04/25/46(b)	1,928,398
1,812,418	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A22, 5.75%, 06/25/37	865,048
1,825,548	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A5, 6.00%, 06/25/37	898,284
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$889,889	Countrywide Alternative Loan Trust, Series 2007-19, Class 1A34, 6.00%, 08/25/37	$456,926
4,132,509	Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 09/25/37	1,727,275
3,491,243	Countrywide Alternative Loan Trust, Series 2007-25, Class 1A3, 6.50%, 11/25/37	1,727,457
823,472	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A8, 6.00%, 05/25/37	418,198
172,344	Countrywide Alternative Loan Trust, Series 2007-J1, Class 3A4, STEP, 3.97%, 11/25/36	260,990
6,153,631	Countrywide Alternative Loan Trust, Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average USD + 0.840%), 2.21%, 03/25/47(b)	5,077,712
146,867	Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A2, (1 mo. LIBOR USD + 0.360%), 3.95%, 04/25/47(b)	35,115
1,182,518	Countrywide Alternative Loan Trust, Series 2007-OH2, Class A2A, (1 mo. LIBOR USD + 0.480%), 4.07%, 08/25/47(b)	945,173
980,595	Countrywide Alternative Resecuritization Loan Trust, Series 2006-22R, Class 2A1, 6.25%, 05/25/36	582,831
1,374,305	Countrywide Alternative Resecuritization Loan Trust, Series 2008-1R, Class 2A3, 6.00%, 08/25/37	709,876
907,148	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3, 2.45%, 01/25/36(b)	770,787
4,528,550	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A9, (1 mo. LIBOR USD + 1.400%), 4.99%, 08/25/35(b)	3,147,936
154,164	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J3, Class 2A4, 4.50%, 09/25/35	131,947

80

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$9,716,683	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, (12 mo. Federal Reserve Cumulative Average USD + 0.960%), 2.33%, 04/25/46(b)	$3,046,895
2,044,094	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR USD + 0.400%), 3.99%, 04/25/46(b)	1,871,281
1,379,751	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-21, Class 1A1, 6.25%, 02/25/38	714,290
1,381,471	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 3A1, 3.29%, 03/25/37(b)	1,189,358
1,420,076	Credit Suisse Mortgage Capital Certificates Trust, Series 2006-9, Class 3A1, 6.00%, 11/25/36	1,139,648
2,507,745	Credit Suisse Mortgage Capital Certificates Trust, Series 2007-3, Class 1A1A, 5.84%, 04/25/37(b)	653,107
7,024,542	Credit Suisse Mortgage Capital Certificates Trust, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(c)	2,760,542
2,945,808	Credit Suisse Mortgage Capital Certificates Trust, Series 2014-2R, Class 17A3, 2.83%, 04/27/37(b)(c)	2,734,166
5,528,893	Credit Suisse Mortgage Capital Certificates Trust, Series 2015-4R, Class 1A4, (1 mo. LIBOR USD + 0.150%), 3.23%, 10/27/36(b)(c)	3,749,698
2,400,000	Credit Suisse Mortgage Capital Certificates Trust, Series 2020-SPT1, Class B2, 3.39%, 04/25/65(b)(c)	1,855,678
2,244,775	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-JR1, Class A2, 3.50%, 09/27/66(b)(c)	2,012,188
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,879,303	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-JR1, Class B2, 0.43%, 09/27/66(c)(f)	$3,334,677
3,276,575	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-JR1, Class PT2, 3.18%, 07/26/60(a)(b)(c)	1,048,504
3,289,850	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-NQM2, Class B1, 3.44%, 02/25/66(b)(c)	2,253,517
4,482,501	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-RPL9, Class A1, 2.44%, 02/25/61(b)(c)	4,070,532
6,091,877	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. LIBOR USD + 1.350%), 4.94%, 11/25/35(b)	1,530,038
1,626,000	Deephaven Residential Mortgage Trust, Series 2021-1, Class B1, 3.10%, 05/25/65(b)(c)	1,337,029
3,314,000	Deephaven Residential Mortgage Trust, Series 2022-1, Class B1, 4.30%, 01/25/67(b)(c)	2,255,140
2,000,000	GCAT Trust, Series 2020-NQM2, Class B1, 4.85%, 04/25/65(b)(c)	1,650,835
3,437,000	GCAT Trust, Series 2021-NQM7, Class B1, 4.50%, 08/25/66(b)(c)	2,411,297
3,944,533	GCAT Trust, Series 2022-NQM4, Class A2, STEP, 5.73%, 08/25/67(c)	3,704,044
415,277	GMACM Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 3.17%, 11/19/35(b)	356,250
3,378,923	GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, (1 mo. LIBOR USD + 0.400%), 3.99%, 06/25/34(b)(c)	2,884,600
3,092,161	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, (1 mo. LIBOR USD + 0.350%), 3.94%, 01/25/35(b)(c)	2,757,641
4,096,340	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, (1 mo. LIBOR USD + 0.350%), 3.94%, 09/25/35(b)(c)	3,498,427

81

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,168,529	GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1AF1, (1 mo. LIBOR USD + 0.350%), 3.94%, 01/25/36(b)(c)	$968,405
227,024	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.65%, 01/25/35(b)	210,972
2,556,738	GSR Mortgage Loan Trust, Series 2006-7F, Class 4A2, 6.50%, 08/25/36	936,299
38,010	GSR Mortgage Loan Trust, Series 2006-9F, Class 9A1, 6.00%, 08/25/21	36,740
111,475	GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 3.03%, 01/25/36(b)	106,332
506,705	GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37	349,297
9,166,452	GSR Mortgage Loan Trust, Series 2007-OA2, Class 2A1, 2.37%, 06/25/47(b)	5,788,731
1,573,491	HarborView Mortgage Loan Trust, Series 2007-4, Class 2A2, (1 mo. LIBOR USD + 0.250%), 3.73%, 07/19/47(b)	1,377,244
239,544	HomeBanc Mortgage Trust, Series 2006-1, Class 2A1, 2.64%, 04/25/37(b)	208,996
3,690,000	Homeward Opportunities Fund I Trust, Series 2020-2, Class B1, 5.45%, 05/25/65(b)(c)	3,500,717
2,951,317	Homeward Opportunities Fund Trust, Series 2022-1, Class A2, STEP, 5.08%, 07/25/67(c)	2,765,357
16,491,754	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 0.03%, 07/25/47(b)	99,589
1,517,600	IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2, (1 mo. LIBOR USD + 0.540%), 4.13%, 06/25/37(b)	1,657,986
2,857,118	IndyMac INDX Mortgage Loan Trust, Series 2007-FLX5, Class 2A2, (1 mo. LIBOR USD + 0.240%), 3.83%, 08/25/37(b)	2,445,678
872,435	JP Morgan Mortgage Trust, Series 2007-A5, Class 2A1, 2.05%, 10/25/37(b)	588,038
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,236,576	JP Morgan Mortgage Trust, Series 2007-S3, Class 1A10, 6.25%, 08/25/37	$2,029,057
34,004	JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.18%, 10/26/48(b)(c)	32,457
101,007,156	JP Morgan Mortgage Trust, Series 2021-INV5, Class A2X, 0.50%, 12/25/51(b)(c)	2,361,366
5,941,548	JP Morgan Mortgage Trust, Series 2021-INV5, Class A5X, 0.50%, 12/25/51(b)(c)	158,995
106,948,704	JP Morgan Mortgage Trust, Series 2021-INV5, Class AX1, 0.19%, 12/25/51(b)(c)	1,009,211
1,307,888	JP Morgan Mortgage Trust, Series 2021-INV5, Class B4, 3.19%, 12/25/51(b)(c)	839,016
457,788	JP Morgan Mortgage Trust, Series 2021-INV5, Class B5, 3.19%, 12/25/51(b)(c)	257,523
1,564,638	JP Morgan Mortgage Trust, Series 2021-INV5, Class B6, 2.93%, 12/25/51(b)(c)	551,681
34,022,557	JP Morgan Mortgage Trust, Series 2021-INV7, Class A2X, 0.50%, 02/25/52(b)(c)	923,185
21,084,108	JP Morgan Mortgage Trust, Series 2021-INV7, Class A3X, 0.50%, 02/25/52(b)(c)	520,172
7,872,776	JP Morgan Mortgage Trust, Series 2021-INV7, Class A4X, 0.50%, 02/25/52(b)(c)	358,414
3,704,735	JP Morgan Mortgage Trust, Series 2021-INV7, Class A5X, 0.50%, 02/25/52(b)(c)	100,526
66,684,273	JP Morgan Mortgage Trust, Series 2021-INV7, Class AX1, 0.27%, 02/25/52(b)(c)	935,714
3,857,580	JP Morgan Mortgage Trust, Series 2021-INV7, Class B1, 3.27%, 02/25/52(b)(c)	2,897,186
905,318	JP Morgan Mortgage Trust, Series 2021-INV7, Class B2, 3.27%, 02/25/52(b)(c)	633,033
1,259,501	JP Morgan Mortgage Trust, Series 2021-INV7, Class B3, 3.27%, 02/25/52(b)(c)	835,188
669,197	JP Morgan Mortgage Trust, Series 2021-INV7, Class B4, 3.27%, 02/25/52(b)(c)	428,661

82

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$275,475	JP Morgan Mortgage Trust, Series 2021-INV7, Class B5, 3.27%, 02/25/52(b)(c)	$151,953
905,498	JP Morgan Mortgage Trust, Series 2021-INV7, Class B6, 3.14%, 02/25/52(b)(c)	307,732
1,587,528	Legacy Mortgage Asset Trust, Series 2019-SL2, Class B, 8.79%, 02/25/59(a)(c)(f)	196,060
2,332,208	Legacy Mortgage Asset Trust, Series 2019-SL2, Class M, 4.25%, 02/25/59(b)(c)	1,816,980
5,080,553	Loan Revolving Advance Investment Trust, Series 2021-2, Class A1X, (1 mo. LIBOR USD + 2.750%), 6.09%, 06/30/23(b)(c)	5,030,978
4,559,001	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.50%, 11/25/37	1,177,565
2,441,382	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A3, 7.50%, 05/25/35(c)	1,812,301
1,027,869	MASTR Resecuritization Trust, Series 2008-3, Class A1, 3.56%, 08/25/37(b)(c)	675,092
5,204,341	MCM Trust, Series 2021-VFN1, 3.00%, 08/25/28(a)(e)	5,093,750
2,798,206	MCM Trust, Series 2021-VFN1, Class CERT, 3.00%, 08/25/28(a)(e)	1,869,174
1,835,883	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. LIBOR USD + 0.420%), 4.01%, 04/25/37(b)	1,515,833
660,677	Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 2.81%, 05/25/36(b)	486,712
395,069	Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AF1, 6.25%, 10/25/36	196,439
2,989,632	Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, STEP, 2.82%, 05/26/37(c)	2,822,921
2,564,340	Morgan Stanley Resecuritization Trust, Series 2013-R7, Class 1B, (1 mo. LIBOR USD + 0.160%), 3.40%, 12/26/46(b)(c)	2,297,836
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$761,461	MortgageIT Trust, Series 2004-1, Class B1, (1 mo. LIBOR USD + 1.800%), 5.39%, 11/25/34(b)	$689,238
1,389,000	New Residential Mortgage Loan Trust, Series 2020-NQM1, Class B2, 4.52%, 01/26/60(b)(c)	1,106,864
3,169,833	NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(b)(c)	3,033,538
2,783,528	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35(c)	2,338,128
1,332,007	Prime Mortgage Trust, Series 2006-DR1, Class 2A2, 6.00%, 05/25/35(c)	1,061,630
3,504,129	PRPM LLC, Series 2020-4, Class A1, STEP, 2.95%, 10/25/25(c)	3,351,205
6,179,357	RCO VI Mortgage LLC, Series 2022-1, Class A1, STEP, 3.00%, 01/25/27(c)	5,765,590
464,881	Reperforming Loan REMIC Trust, Series 2006-R2, Class AF1, (1 mo. LIBOR USD + 0.420%), 4.01%, 07/25/36(b)(c)	442,360
5,261,321	Residential Accredit Loans, Inc., Series 2005-QA10, Class A21, 4.12%, 09/25/35(b)	2,277,724
1,442,537	Residential Accredit Loans, Inc., Series 2005-QA12, Class NB4, 4.60%, 12/25/35(b)	1,340,569
584,293	Residential Accredit Loans, Inc., Series 2006-QO5, Class 2A1, (1 mo. LIBOR USD + 0.380%), 3.97%, 05/25/46(b)	528,113
490,887	Residential Accredit Loans, Inc., Series 2006-QS15, Class A1, 6.50%, 10/25/36	406,843
3,075,546	Residential Accredit Loans, Inc., Series 2007-QS1, Class 1A5, (1 mo. LIBOR USD + 0.550%), 4.14%, 01/25/37(b)	2,320,203
640,093	Residential Asset Securitization Trust, Series 2006-A7CB, Class 2A5, (1 mo. LIBOR USD + 0.250%), 3.84%, 07/25/36(b)	106,974
2,054,502	Residential Funding Mortgage Securities I, Inc. Trust, Series 2005-SA4, Class 2A1, 4.14%, 09/25/35(b)	1,359,061

83

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,291,538	Residential Funding Mortgage Securities I, Inc. Trust, Series 2006-SA2, Class 2A1, 4.83%, 08/25/36(b)	$4,378,395
87,824	Residential Funding Mortgage Securities I, Inc. Trust, Series 2006-SA3, Class 2A1, 5.14%, 09/25/36(b)	57,503
2,150,000	Residential Mortgage Loan Trust, Series 2020-1, Class B2, 4.67%, 01/26/60(b)(c)	1,587,156
3,750,000	Residential Mortgage Loan Trust, Series 2020-2, Class B2, 5.40%, 05/25/60(b)(c)	3,570,455
2,814,000	Residential Mortgage Loan Trust, Series 2021-1R, Class B1, 3.42%, 01/25/65(b)(c)	2,263,456
3,500,000	RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31(b)(c)	3,005,904
4,278,765	RMF Buyout Issuance Trust, Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(b)(c)	3,357,975
10,688,781	Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 12.95%, 07/25/56(c)(f)	1,618,548
17,539,655	Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 0.88%, 07/25/56(b)(c)(e)	1,705,521
4,715,545	Seasoned Credit Risk Transfer Trust, Series 2018-2, Class BX, 4.29%, 11/25/57(b)	1,775,794
2,632,106	Seasoned Credit Risk Transfer Trust, Series 2018-3, Class BX, 1.01%, 08/25/57(b)(c)	913,012
4,500,055	Seasoned Loans Structured Transaction Trust, Series 2020-3, Class M1, 4.75%, 04/26/60(b)(c)	4,215,537
100,000	SG Residential Mortgage Trust, Series 2019-3, Class B1, 4.08%, 09/25/59(b)(c)	83,667
175,000	SG Residential Mortgage Trust, Series 2020-2, Class B1, 4.25%, 05/25/65(b)(c)	134,973
257,000	SG Residential Mortgage Trust, Series 2020-2, Class M1, 3.19%, 05/25/65(b)(c)	201,712
5,713,683	SG Residential Mortgage Trust, Series 2022-2, Class A2, 5.35%, 09/25/67(b)(c)	5,351,840
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,425,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class B2, 4.68%, 01/28/50(b)(c)	$2,006,567
1,064,198	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 3.35%, 05/25/35(b)	829,843
1,736,198	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.28%, 04/25/36(b)	1,072,491
2,960,370	Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 4A1, (1 mo. LIBOR USD + 0.440%), 4.03%, 05/25/46(b)	885,654
1,168,551	Structured Asset Mortgage Investments II Trust, Series 2007-AR4, Class GA4B, (1 mo. LIBOR USD + 0.180%), 3.77%, 09/25/47(b)	1,049,183
2,465,829	Structured Asset Securities Corp., Series 2005-RF3, Class 1A, (1 mo. LIBOR USD + 0.350%), 3.94%, 06/25/35(b)(c)	2,276,356
13,286,637	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(c)	7,176,427
457,904	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 2.28%, 04/25/37(b)	277,825
155,349	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1, 2.41%, 04/25/37(b)	89,166
120,710	Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, (12 mo. LIBOR USD + 1.250%), 6.73%, 06/25/47(b)	114,279
4,000,000	TRK Trust, Series 2022-INV1, Class B1, 4.07%, 02/25/57(b)(c)	2,725,189
5,290,989	TVC Holdings Plc, Series 2021-1, Class A, 2.38%, 02/01/51(a)(e)	5,096,809
1,322,747	TVC Holdings Plc, Series 2021-1, Class CERT, 0.08%, 02/01/51(a)(e)(f)	1,293,382

84

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,343,000	Verus Securitization Trust, Series 2019-INV3, Class M1, 3.28%, 11/25/59(b)(c)	$3,065,421
3,162,000	Verus Securitization Trust, Series 2021-1, Class B1, 2.98%, 01/25/66(b)(c)	2,012,267
5,000,000	Verus Securitization Trust, Series 2022-1, Class B1, 4.01%, 01/25/67(b)(c)	3,433,762
3,300,000	Vista Point Securitization Trust, Series 2020-2, Class B2, 5.16%, 04/25/65(b)(c)	2,842,807
26,283,163	Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 2.98%, 02/25/38(b)(c)	7,261,720
760,539	WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2A2, 3.37%, 07/25/37(b)	635,209
5,898,166	WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA4, Class 2A, (12 mo. Federal Reserve Cumulative Average USD + 0.798%), 2.17%, 05/25/47(b)	5,005,604
1,185,233	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-10, Class 1CB, 6.50%, 11/25/35	620,859
708,952	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-10, Class 2A6, 5.50%, 11/25/35	643,151
3,858,661	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1, Class 4CB, 6.50%, 02/25/36	3,003,984
3,812,868	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5, Class 3A3, STEP, 6.72%, 07/25/36	946,572
1,164,754	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR6, Class 2A, (12 mo. Federal Reserve Cumulative Average USD + 0.960%), 2.33%, 08/25/46(b)	720,198
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$541,665	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A1, (1 mo. LIBOR USD + 0.320%), 3.91%, 03/25/37(b)	$467,321
4,525,366	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A2, (1 mo. LIBOR USD + 6.680%), 3.09%, 03/25/37(b)(e)	302,284
958,962	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A8, (1 mo. LIBOR USD + 0.540%), 4.13%, 03/25/37(b)	835,359
862,223	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A9, (1 mo. LIBOR USD + 0.490%), 4.08%, 03/25/37(b)	749,571
1,217,760	Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 3.21%, 03/25/38(b)	1,114,824
13,610,000	Western Alliance CLN, 5.63%, 12/28/24	13,590,428
4,096,102	Western Mortgage Reference Notes, Series 2021-CL2, Class M1, (SOFR 30A + 3.150%), 6.15%, 07/25/59(b)(c)	3,833,258
4,120,270	Western Mortgage Reference Notes, Series 2021-CL2, Class M2, (SOFR 30A + 3.700%), 6.70%, 07/25/59(b)(c)	3,822,599
		498,304,617
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.5%
880,698	Bayview Commercial Asset Trust, Series 2005-4A, Class M2, (1 mo. LIBOR USD + 0.705%), 4.29%, 01/25/36(b)(c)	787,159
751,314	Bayview Commercial Asset Trust, Series 2005-4A, Class M3, (1 mo. LIBOR USD + 0.750%), 4.34%, 01/25/36(b)(c)	670,393
1,066,618	Bayview Commercial Asset Trust, Series 2006-2A, Class B1, (1 mo. LIBOR USD + 1.305%), 4.89%, 07/25/36(b)(c)	966,031
6,005,365	Bayview Commercial Asset Trust, Series 2007-4A, Class A1, (1 mo. LIBOR USD + 0.450%), 4.04%, 09/25/37(b)(c)	5,396,130

85

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$6,592,017	Bayview Commercial Asset Trust, Series 2007-5A, Class A4, (1 mo. LIBOR USD + 1.500%), 5.09%, 10/25/37(b)(c)	$4,326,234
9,069,400	Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. LIBOR USD + 1.500%), 5.09%, 12/25/37(b)(c)	7,948,367
4,250,000	BX Commercial Mortgage Trust, Series 2019-XL, Class J, (1 mo. LIBOR USD + 2.650%), 6.06%, 10/15/36(b)(c)	4,061,174
1,254,893	CBA Commercial Small Balance Commercial Mortgage, Series 2007-1A, Class A, STEP, 6.26%, 07/25/39(c)	1,066,393
3,000,000	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1 mo. LIBOR USD + 0.600%), 4.19%, 06/25/37(b)(c)	2,472,659
3,600,000	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-3A, Class M2, (1 mo. LIBOR USD + 2.000%), 5.59%, 10/25/37(b)(c)	2,946,393
1,783,261	Velocity Commercial Capital Loan Trust, Series 2018-2, Class M4, 5.32%, 10/26/48(b)(c)	1,480,785
659,304	Velocity Commercial Capital Loan Trust, Series 2018-2, Class M5, 6.36%, 10/26/48(b)(c)	540,885
1,234,752	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M2, 4.01%, 03/25/49(b)(c)	1,037,555
1,501,253	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M3, 4.12%, 03/25/49(b)(c)	1,233,648
1,766,680	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M4, 4.61%, 03/25/49(b)(c)	1,452,324
1,181,747	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M5, 5.70%, 03/25/49(b)(c)	975,575
347,871	Velocity Commercial Capital Loan Trust, Series 2019-2, Class M5, 4.93%, 07/25/49(b)(c)	297,691
1,986,051	Velocity Commercial Capital Loan Trust, Series 2021-1, Class M5, 3.97%, 05/25/51(b)(c)	1,467,822
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$1,241,259	Velocity Commercial Capital Loan Trust, Series 2021-2, Class M5, 4.01%, 08/25/51(b)(c)	$885,644
1,241,259	Velocity Commercial Capital Loan Trust, Series 2021-2, Class M6, 4.92%, 08/25/51(b)(c)	897,711
3,135,064	Velocity Commercial Capital Loan Trust, Series 2021-2, Class M7, 6.54%, 08/25/51(b)(c)	2,434,287
4,646,505	Velocity Commercial Capital Loan Trust, Series 2021-3, Class M5, 4.33%, 10/25/51(b)(c)	3,455,266
1,969,995	Velocity Commercial Capital Loan Trust, Series 2021-4, Class M5, 5.68%, 12/26/51(b)(c)	1,486,193
4,101,559	Velocity Commercial Capital Loan Trust, Series 2021-4, Class M6, 6.66%, 12/26/51(b)(c)	3,053,885
4,785,335	Velocity Commercial Capital Loan Trust, Series 2022-1, Class M4, 5.20%, 02/25/52(b)(c)	3,849,179
2,322,897	Velocity Commercial Capital Loan Trust, Series 2022-4, Class M2, 6.97%, 08/25/52(b)(c)	2,173,245
1,987,080	Velocity Commercial Capital Loan Trust, Series 2022-4, Class M3, 7.54%, 08/25/52(b)(c)	1,833,771
		59,196,399
Total Non-Agency Mortgage-Backed Securities (Cost $638,268,076)		557,501,016

U.S. GOVERNMENT SPONSORED AGENCY MORTGAGE-BACKED SECURITIES — 1.0%
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
5,000,000	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class B1, (SOFR 30A + 4.800%), 7.80%, 10/25/50(b)(c)	4,954,219
3,000,000	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B1, (SOFR 30A + 3.000%), 6.00%, 12/25/50(b)(c)	2,752,549
3,076,000	Freddie Mac STACR REMIC Trust, Series 2021-DNA1, Class B1, (SOFR 30A + 2.650%), 5.65%, 01/25/51(b)(c)	2,616,083
2,947,369	Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class B2, (SOFR 30A + 5.500%), 8.50%, 01/25/34(b)(c)	2,206,885

86

Old Westbury Funds, Inc.
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Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,465,036	Freddie Mac STACR REMIC Trust, Series 2021-HQA1, Class B2, (SOFR 30A + 5.000%), 8.00%, 08/25/33(b)(c)	$1,047,284
1,360,072	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class B2, (1 mo. LIBOR USD + 10.000%), 13.59%, 07/25/29(b)	1,324,883
3,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, (1 mo. LIBOR USD + 3.150%), 6.74%, 07/25/30(b)	2,882,801
29,416	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-SPI2, Class M2, 3.84%, 05/25/48(b)(c)	27,810
4,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, (SOFR 30A + 4.000%), 7.00%, 11/25/50(b)(c)	3,615,632
2,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B1, (SOFR 30A + 3.400%), 6.40%, 08/25/33(b)(c)	1,724,538
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $25,530,435)		23,152,684

U.S. GOVERNMENT SECURITIES — 22.6%
U.S. Treasury Bonds — 19.0%
41,315,000	3.63%, 08/15/43	36,507,289
42,400,000	3.63%, 02/15/44	37,290,469
48,055,000	3.38%, 05/15/44	40,490,092
47,350,000	3.13%, 08/15/44	38,190,734
47,550,000	3.00%, 02/15/47	37,245,023
52,750,000	2.75%, 08/15/47	39,407,959
45,400,000	3.00%, 08/15/48	35,892,602
46,350,000	3.38%, 11/15/48	39,426,469
47,000,000	3.00%, 02/15/49	37,339,297
47,300,000	2.88%, 05/15/49	36,672,281
59,560,000	1.25%, 05/15/50	30,517,520
57,000,000	1.63%, 11/15/50	32,418,750
		441,398,485
U.S. Treasury Notes — 3.6%
44,000,000	1.50%, 02/29/24	42,231,407
Principal Amount		Value
U.S. Treasury Notes (continued)
$43,000,000	2.50%, 05/15/24	$41,617,617
		83,849,024
Total U.S. Government Securities (Cost $790,084,510)		525,247,509

CASH SWEEP — 2.7%
UNITED STATES — 2.7%
63,804,260	Citibank - US Dollars on Deposit in Custody Account, 0.20%(g)	63,804,260
Total Cash Sweep (Cost $63,804,260)		63,804,260
TOTAL INVESTMENTS — 97.8% (Cost $2,847,267,689)		$2,270,055,012
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.2%		51,958,085
NET ASSETS — 100.0%		$2,322,013,097

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of fair valued securities is $46,511,337 which is 2.00% of net assets and the cost is $50,465,673.
(b)	Floating rate security. Rate shown is the rate in effect as of October 31, 2022.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The aggregate value is $784,353,255, which is 33.78% of net assets. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except as indicated in (e).
(d)	Perpetual security with no stated maturity date.
(e)	These securities have been determined to be illiquid in accordance with procedures adopted by the Fund’s Board of Directors.
(f)	Zero coupon security. The rate represents the yield at time of purchase.
(g)	The rate shown represents the current yield as of October 31, 2022.

87

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Reference Entity	Counterparty	Payment/ Expiration Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Depreciation
Total Return Swaps
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 2,301.18 and paying a (SOFR RATE + 0.770%) at expiration date	Barclays Bank Plc	01/04/2023	$100,000	$(16,620,836)	$–	$(16,620,836)
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 2,264.19 and paying a (SOFR RATE + 0.680%) at expiration date	Barclays Bank Plc	03/02/2023	70,000	(10,517,726)	–	(10,517,726)
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 2,066.33 and paying a (SOFR RATE + 0.750%) at expiration date	Barclays Bank Plc	10/13/2023	20,000	(1,142,695)	–	(1,142,695)
Total Total Return Swaps						$(28,281,257)

The following abbreviations are used in the report:

CDI — Chess Depositary Interests

CLO — Collateralized Loan Obligation

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

SOFR 30A — Secured Overnight Financing Rate 30 Day Average USD

SPDR — Standard & Poor’s Depositary Receipt

STEP — Step Coupon Bond

USD — U.S. Dollar

88

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments	October 31, 2022

Principal Amount		Value
MUNICIPAL BONDS — 0.7%
California — 0.3%
$4,500,000	University of California University & College Improvements Revenue Bonds, Series BG, 1.61%, 05/15/30	$3,483,368
New Jersey — 0.1%
1,750,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 1.48%, 01/01/28	1,455,211
Pennsylvania — 0.3%
5,000,000	Pennsylvania State University Refunding Revenue Bonds, Series D, 1.65%, 09/01/25	4,572,152
Total Municipal Bonds (Cost $11,250,000)		9,510,731

CORPORATE BONDS — 29.9%
Banks — 6.0%
1,500,000	ANZ New Zealand Int’l Ltd., 1.25%, 06/22/26(a)	1,290,436
4,000,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.450%), 0.70%, 06/30/24(b)	3,840,428
5,470,000	Bank of America Corp., (SOFR RATE + 0.960%), 1.73%, 07/22/27(b)	4,681,957
5,000,000	Bank of America Corp. MTN, (SOFR RATE + 1.330%), 3.38%, 04/02/26(b)	4,693,519
5,020,000	Bank of Montreal MTN, 2.15%, 03/08/24	4,812,040
3,675,000	Bank of New York Mellon Corp. (The) MTN, 1.60%, 04/24/25	3,363,965
2,695,000	Bank of New York Mellon Corp. (The) MTN, (SOFR RATE + 1.418%), 4.29%, 06/13/33(b)	2,409,973
5,000,000	BNP Paribas SA, (SOFR RATE + 1.004%), 1.32%, 01/13/27(a)(b)	4,207,836
5,000,000	BPCE SA, 1.00%, 01/20/26(a)	4,290,813
Principal Amount		Value
Banks (continued)
$5,560,000	Canadian Imperial Bank of Commerce, 3.10%, 04/02/24	$5,386,962
6,295,000	Citigroup, Inc., (3 mo. LIBOR USD + 1.390%), 3.67%, 07/24/28(b)	5,644,802
3,561,000	Credit Suisse AG, 3.70%, 02/21/25	3,256,179
2,000,000	Danske Bank A/S, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.98%, 09/10/25(a)(b)	1,794,018
4,570,000	HSBC Holdings Plc, (SOFR RATE + 1.285%), 2.21%, 08/17/29(b)	3,459,980
7,136,000	JPMorgan Chase & Co., (SOFR RATE + 1.015%), 2.07%, 06/01/29(b)	5,765,318
3,369,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.260%), 4.20%, 07/23/29(b)	3,044,680
4,000,000	Macquarie Group Ltd., (SOFR RATE + 0.694%), 1.20%, 10/14/25(a)(b)	3,621,701
5,000,000	Mitsubishi UFJ Financial Group, Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.750%), 1.54%, 07/20/27(b)	4,221,724
5,000,000	Mizuho Financial Group, Inc., (3 mo. LIBOR USD + 1.000%), 3.92%, 09/11/24(b)	4,903,351
2,875,000	Morgan Stanley, (SOFR RATE + 0.879%), 1.59%, 05/04/27(b)	2,459,723
2,555,000	Morgan Stanley GMTN, (SOFR RATE + 0.858%), 1.51%, 07/20/27(b)	2,161,991
5,000,000	Synchrony Bank, 5.40%, 08/22/25	4,831,496
		84,142,892
Communication Services — 1.8%
9,735,000	Amazon.com, Inc., 3.60%, 04/13/32	8,707,717
5,720,000	Comcast Corp., 4.15%, 10/15/28	5,369,678
3,093,000	Discovery Communications LLC, 3.80%, 03/13/24	3,003,986

89

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Communication Services (continued)
$3,176,000	Omnicom Group, Inc., 2.45%, 04/30/30	$2,522,066
6,000,000	Warnermedia Holdings, Inc., 3.76%, 03/15/27(a)	5,336,022
		24,939,469
Consumer Discretionary — 4.1%
2,500,000	Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 1.91%, 09/01/30	2,011,930
1,000,000	Church & Dwight Co., Inc., 5.60%, 11/15/32	998,150
6,000,000	Colgate-Palmolive Co., 3.25%, 08/15/32	5,268,583
2,630,000	DR Horton, Inc., 1.40%, 10/15/27	2,113,180
5,465,000	Equifax, Inc., 2.60%, 12/01/24	5,158,570
2,616,000	General Motors Financial Co., Inc., 4.35%, 04/09/25	2,507,928
5,210,000	Hasbro, Inc., 3.50%, 09/15/27	4,675,912
5,000,000	Lowe’s Cos, Inc., 3.10%, 05/03/27	4,562,938
4,206,000	McDonald’s Corp. MTN, 3.50%, 07/01/27	3,915,665
5,500,000	Ross Stores, Inc., 0.88%, 04/15/26	4,717,307
3,535,000	Southwest Airlines Co., 5.25%, 05/04/25	3,513,597
3,693,000	Southwest Airlines Co., 5.13%, 06/15/27	3,602,323
5,135,000	Target Corp., 4.50%, 09/15/32	4,837,953
4,995,000	Toyota Motor Credit Corp. MTN, 1.45%, 01/13/25	4,625,346
4,985,000	Verisk Analytics, Inc., 4.00%, 06/15/25	4,801,402
		57,310,784
Consumer Staples — 1.0%
5,000,000	Bunge Ltd. Finance Corp., 1.63%, 08/17/25	4,473,680
4,950,000	General Mills, Inc., 4.00%, 04/17/25	4,810,381
4,500,000	Nestle Holdings, Inc., 4.13%, 10/01/27(a)	4,329,362
		13,613,423
Principal Amount		Value
Diversified Financials — 3.7%
$5,000,000	American Express Co., 3.95%, 08/01/25	$4,802,246
2,000,000	American Tower Corp. REIT, 2.40%, 03/15/25	1,849,070
5,000,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27	4,206,007
3,000,000	Aon Corp./Aon Global Holdings Plc, 2.85%, 05/28/27	2,662,078
5,000,000	Athene Global Funding, 1.73%, 10/02/26(a)	4,220,296
5,000,000	Capital One Financial Corp., (SOFR RATE + 0.690%), 1.34%, 12/06/24(b)	4,735,294
3,000,000	Capital One Financial Corp., (SOFR RATE + 1.337%), 2.36%, 07/29/32(b)	2,063,350
2,490,000	Charles Schwab Corp. (The), 2.45%, 03/03/27	2,219,388
2,570,000	Charles Schwab Corp. (The), 2.00%, 03/20/28	2,190,734
5,000,000	Diageo Capital Plc, 5.20%, 10/24/25	5,014,651
1,800,000	Mastercard, Inc., 3.50%, 02/26/28	1,674,931
5,105,000	Moody’s Corp., 4.25%, 08/08/32	4,591,500
5,000,000	Morgan Stanley Domestic Holdings, Inc., 4.50%, 06/20/28	4,666,160
6,070,000	Public Storage REIT, 1.85%, 05/01/28	5,034,450
2,525,000	Visa, Inc., 1.90%, 04/15/27	2,228,585
		52,158,740
Energy — 2.4%
6,235,000	BP Capital Markets America, Inc., 3.94%, 09/21/28	5,786,521
6,253,000	Chevron USA, Inc., 0.69%, 08/12/25	5,592,097
5,567,000	Energy Transfer LP, 4.95%, 06/15/28	5,183,551
8,525,000	Pioneer Natural Resources Co., 1.13%, 01/15/26	7,425,477
5,370,000	Sabine Pass Liquefaction LLC, 5.88%, 06/30/26	5,339,795
3,555,000	Valero Energy Corp., 1.20%, 03/15/24	3,351,621
		32,679,062

90

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Health Care — 2.7%
$4,000,000	AbbVie, Inc., 2.60%, 11/21/24	$3,799,801
3,235,000	Cigna Corp., 1.25%, 03/15/26	2,823,026
2,000,000	Elevance Health, Inc., 5.50%, 10/15/32	1,990,195
5,000,000	GSK Consumer Healthcare Capital US LLC, 3.38%, 03/24/27(a)	4,520,766
5,000,000	HCA, Inc., 5.00%, 03/15/24	4,956,097
5,000,000	Kaiser Foundation Hospitals, 3.15%, 05/01/27	4,589,983
6,320,000	Merck & Co., Inc., 1.45%, 06/24/30	4,900,655
5,000,000	Stryker Corp., 1.15%, 06/15/25	4,504,109
2,550,000	Thermo Fisher Scientific, Inc., 1.22%, 10/18/24	2,372,362
2,620,000	UnitedHealth Group, Inc., 3.70%, 05/15/27	2,474,789
		36,931,783
Industrials — 2.0%
2,245,000	Caterpillar Financial Services Corp. MTN, 3.40%, 05/13/25	2,166,660
5,000,000	Eaton Corp., 4.15%, 03/15/33	4,435,926
4,175,000	General Dynamics Corp., 3.63%, 04/01/30	3,792,717
5,000,000	John Deere Capital Corp. MTN, 3.40%, 06/06/25	4,820,889
3,500,000	Magna International, Inc., 3.63%, 06/15/24	3,413,623
2,522,000	Precision Castparts Corp., 3.25%, 06/15/25	2,420,626
2,591,000	Union Pacific Corp., 3.95%, 09/10/28	2,437,109
5,000,000	Waste Connections, Inc., 4.20%, 01/15/33	4,517,090
		28,004,640
Information Technology — 1.7%
4,165,000	Adobe, Inc., 3.25%, 02/01/25	4,026,414
5,000,000	Apple, Inc., 3.35%, 08/08/32	4,404,443
3,000,000	Broadcom, Inc., 3.15%, 11/15/25	2,792,611
Principal Amount		Value
Information Technology (continued)
$4,871,000	Hewlett Packard Enterprise Co., 4.90%, 10/15/25	$4,780,254
7,545,000	PayPal Holdings, Inc., 2.85%, 10/01/29	6,411,433
1,564,000	Roper Technologies, Inc., 2.95%, 09/15/29	1,306,561
		23,721,716
Materials — 1.9%
5,200,000	Air Products and Chemicals, Inc., 1.50%, 10/15/25	4,715,279
4,730,000	DuPont de Nemours, Inc., 4.49%, 11/15/25	4,624,043
10,000,000	Georgia-Pacific LLC, 1.75%, 09/30/25(a)	9,033,324
5,250,000	Nucor Corp., 2.00%, 06/01/25	4,825,334
3,996,000	Sherwin-Williams Co. (The), 3.45%, 08/01/25	3,808,060
		27,006,040
Telecommunication Services — 0.4%
6,000,000	T-Mobile USA, Inc., 3.88%, 04/15/30	5,295,678
Utilities — 2.2%
2,000,000	Dominion Energy, Inc., Series B, 3.60%, 03/15/27	1,851,364
1,690,000	Duke Energy Corp., 2.65%, 09/01/26	1,527,785
5,000,000	Eversource Energy, Series N, 3.80%, 12/01/23	4,917,309
5,000,000	National Rural Utilities Cooperative Finance Corp., 5.45%, 10/30/25	5,019,335
5,000,000	Public Service Co. of Colorado, Series 35, 1.90%, 01/15/31	3,904,980
4,114,628	SCE Recovery Funding LLC, Series A-1, 0.86%, 11/15/31	3,383,631
5,000,000	Southern Co. Gas Capital Corp., 2.45%, 10/01/23	4,868,240
5,000,000	Xcel Energy, Inc., 3.30%, 06/01/25	4,742,804
		30,215,448
Total Corporate Bonds (Cost $465,163,414)		416,019,675

91

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
ASSET-BACKED SECURITIES — 7.9%
CAYMAN ISLANDS — 4.0%
Collateralized Loan Obligations — 4.0%
$3,500,000	AGL CLO 10 Ltd., Series 2021-10A, Class B, (3 mo. LIBOR USD + 1.500%), 5.58%, 04/15/34(a)(b)	$3,237,601
5,000,000	Aimco CLO 14 Ltd., Series 2021-14A, Class A, (3 mo. LIBOR USD + 0.990%), 5.23%, 04/20/34(a)(b)	4,781,111
4,500,000	Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class BR, (3 mo. LIBOR USD + 1.700%), 5.78%, 10/15/34(a)(b)	4,177,539
4,500,000	CIFC Funding Ltd., Series 2019-5A, Class A2RS, (3 mo. LIBOR USD + 1.750%), 5.83%, 01/15/35(a)(b)	4,201,426
1,500,000	Flatiron CLO 17 Ltd., Series 2017-1A, Class BR, (3 mo. LIBOR USD + 1.450%), 4.36%, 05/15/30(a)(b)	1,436,971
2,000,000	Flatiron CLO 19 Ltd., Series 2019-1A, Class BR, (3 mo. LIBOR USD + 1.550%), 4.47%, 11/16/34(a)(b)	1,871,083
3,500,000	Golub Capital Partners CLO Ltd., Series 2020-50A, Class BR, (3 mo. Term SOFR + 1.950%), 5.91%, 04/20/35(a)(b)	3,271,506
4,700,000	Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class A2, (3 mo. LIBOR USD + 1.750%), 5.83%, 04/15/34(a)(b)	4,413,169
5,000,000	Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class A2, (3 mo. Term SOFR + 2.000%), 5.86%, 07/15/35(a)(b)	4,698,045
1,500,000	LCM XXIV Ltd., Series 24A, Class BR, (3 mo. LIBOR USD + 1.400%), 5.64%, 03/20/30(a)(b)	1,420,528
1,750,000	OCP CLO Ltd., Series 2019-17A, Class BR, (3 mo. LIBOR USD + 1.600%), 5.84%, 07/20/32(a)(b)	1,642,818
4,500,000	Octagon 55 Ltd., Series 2021-1A, Class B, (3 mo. LIBOR USD + 1.650%), 5.89%, 07/20/34(a)(b)	4,192,983
Principal Amount		Value
CAYMAN ISLANDS (continued)
Collateralized Loan Obligations (continued)
$4,500,000	Palmer Square CLO Ltd., Series 2022- 1A, Class B, (3 mo. Term SOFR + 1.800%), 5.76%, 04/20/35(a)(b)	$4,185,523
4,000,000	Palmer Square Loan Funding Ltd., Series 2021-3A, Class A2, (3 mo. LIBOR USD + 1.400%), 5.64%, 07/20/29(a)(b)	3,871,702
5,000,000	Rad CLO 1 Ltd., Series 2018-1A, Class BR, (3 mo. LIBOR USD + 1.400%), 5.48%, 07/15/31(a)(b)	4,736,698
3,000,000	Regatta XXI Funding Ltd., Series 2021-3A, Class B, (3 mo. LIBOR USD + 1.700%), 5.94%, 10/20/34(a)(b)	2,797,534
		54,936,237
UNITED STATES — 3.9%
Collateralized Loan Obligations — 0.4%
5,750,000	GoldenTree Loan Management US CLO 10 Ltd., Series 2021-10A, Class B, (3 mo. LIBOR USD + 1.600%), 5.84%, 07/20/34(a)(b)	5,352,395
Other Asset-Backed Securities — 3.5%
2,100,000	BMW Vehicle Lease Trust, Series 2021-1, Class A4, 0.37%, 07/25/24	2,035,922
2,750,000	Capital One Prime Auto Receivables Trust, Series 2021-1, Class A3, 0.77%, 09/15/26	2,569,348
5,000,000	Carmax Auto Owner Trust, Series 2022-4, Class A3, 5.34%, 08/16/27	4,998,827
1,500,000	CarMax Auto Owner Trust, Series 2021-1, Class B, 0.74%, 10/15/26	1,349,226
350,000	CarMax Auto Owner Trust, Series 2021-2, Class A3, 0.52%, 02/17/26	334,757
1,000,000	CarMax Auto Owner Trust, Series 2022-2, Class A3, 3.49%, 02/16/27	971,129
1,500,000	CNH Equipment Trust, Series 2021- C, Class A4, 1.16%, 10/16/28	1,310,885

92

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$2,000,000	Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 02/15/30(a)	$1,900,414
1,138,276	Enterprise Fleet Financing LLC, Series 2020-2, Class A2, 0.61%, 07/20/26(a)	1,104,869
1,502,499	Enterprise Fleet Financing LLC, Series 2021-3, Class A2, 0.77%, 08/20/27(a)	1,428,931
4,000,000	Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06%, 04/15/33(a)	3,508,671
1,000,000	HPEFS Equipment Trust, Series 2021- 2A, Class B, 0.61%, 09/20/28(a)	951,999
1,250,000	Hyundai Auto Lease Securitization Trust, Series 2020-B, Class B, 0.81%, 10/15/24(a)	1,229,152
1,672,490	Navient Private Education Refi Loan Trust, Series 2021-BA, Class A, 0.94%, 07/15/69(a)	1,402,088
2,663,388	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.06%, 10/15/69(a)	2,270,852
5,000,000	PFS Financing Corp., Series 2020-A, Class A, 1.27%, 06/15/25(a)	4,858,141
2,000,000	PFS Financing Corp., Series 2021-A, Class A, 0.71%, 04/15/26(a)	1,866,368
810,351	Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 08/25/47(a)	784,316
683,908	Sofi Professional Loan Program Trust, Series 2021-A, Class AFX, 1.03%, 08/17/43(a)	572,382
1,800,000	Synchrony Card Funding LLC, Series 2022-A1, Class A, 3.37%, 04/15/28	1,732,577
2,000,000	Tesla Auto Lease Trust, Series 2021-B, Class A3, 0.60%, 09/22/25(a)	1,870,829
1,153,595	Toyota Auto Receivables Owner Trust, Series 2020-C, Class A3, 0.44%, 10/15/24	1,133,008
4,189,104	Verizon Owner Trust, Series 2020-B, Class A, 0.47%, 02/20/25	4,119,837
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$2,500,000	Verizon Owner Trust, Series 2020-C, Class B, 0.67%, 04/21/25	$2,369,614
15,689	World Omni Auto Receivables Trust, Series 2019-A, Class A3, 3.04%, 05/15/24	15,679
2,510,243	World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	2,434,457
		49,124,278
		54,476,673
Total Asset-Backed Securities (Cost $116,303,242)		109,412,910

NON-AGENCY MORTGAGE-BACKED SECURITIES — 0.0%
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.0%
524,989	JP Morgan Tax-Exempt Pass-Through Trust, Series 2012-AMT1, Class A, 3.00%, 01/27/38(a)	470,222
Total Non-Agency Mortgage-Backed Securities (Cost $531,993)		470,222

U.S. GOVERNMENT SECURITIES — 60.2%
U.S. Treasury Bonds — 4.1%
16,000,000	3.38%, 08/15/42	13,752,500
55,377,000	2.88%, 05/15/52	42,752,775
		56,505,275
U.S. Treasury Inflation Indexed Bonds — 2.9%
41,849,480	0.63%, 01/15/24(c)	41,155,939
U.S. Treasury Notes — 53.2%
24,428,000	2.25%, 01/31/24	23,717,107
70,000,000	0.25%, 06/15/24	65,233,984
28,369,000	2.38%, 08/15/24	27,273,026
24,486,000	2.00%, 02/15/25	23,162,226
80,139,000	2.00%, 08/15/25	74,961,269
56,783,000	2.25%, 11/15/25	53,231,845
59,079,000	1.63%, 02/15/26	54,018,053
9,395,000	0.75%, 03/31/26	8,309,804
27,912,000	2.00%, 11/15/26	25,483,874
30,000,000	1.50%, 01/31/27	26,725,781
35,253,000	0.50%, 04/30/27	29,825,966
26,258,000	2.38%, 05/15/27	24,170,694
45,746,000	2.75%, 07/31/27	42,749,280
69,879,000	1.00%, 07/31/28	58,327,128
3,249,000	2.63%, 02/15/29	2,958,113
37,468,000	2.38%, 03/31/29	33,560,204

93

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
U.S. Treasury Notes (continued)
$25,961,000	2.88%, 04/30/29	$23,969,305
35,999,000	1.50%, 02/15/30	30,140,725
143,210,000	1.38%, 11/15/31	114,131,656
		741,950,040
Total U.S. Government Securities (Cost $916,931,691)		839,611,254

Shares
INVESTMENT COMPANY — 0.6%
8,825,321	SEI Daily Income Trust Government II Fund - Class A, 2.89%(d)	8,825,321
Total Investment Company (Cost $8,825,321)		8,825,321

TOTAL INVESTMENTS — 99.3% (Cost $1,519,005,661)
		$1,383,850,113
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		9,687,354
NET ASSETS — 100.0%		$1,393,537,467

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers.
The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors.
(b)	Floating rate security. Rate shown is the rate in effect as of October 31, 2022.
(c)	Inflation protected security.
(d)	The rate shown represents the current yield as of October 31, 2022.

The following abbreviations are used in the report:

CLO — Collateralized Loan Obligation

GMTN — Global Medium Term Note

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

USD — U.S. Dollar
94

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments	October 31, 2022

Principal Amount		Value
MUNICIPAL BONDS — 93.6%
Alabama — 0.5%
$3,660,000	City of Huntsville School Capital Improvements Warrants Refunding GO, Series C, 5.00%, 09/01/26	$3,769,680
1,500,000	City of Huntsville Warrants Refunding GO, Series A, 5.00%, 08/01/26(a)	1,542,988
13,000,000	Water Works Board of the City of Birmingham Water Utility Improvements Revenue Bonds, Series B, 5.00%, 01/01/45(a)	13,471,393
		18,784,061
Arizona — 0.7%
1,715,000	Arizona Board of Regents Advance Refunding COP, Series A, 5.00%, 06/01/24	1,756,902
2,390,000	Arizona School Facilities Board Advance Refunding COP, Series A, 5.00%, 09/01/23	2,425,420
1,250,000	Arizona Water Infrastructure Finance Authority Refunding Revenue Bonds, Series A, 5.00%, 10/01/26	1,289,240
8,950,000	Salt River Project Agricultural Improvement & Power District Advance Refunding Revenue Bonds, 5.00%, 01/01/30	9,626,037
5,000,000	Town of Gilbert Public Improvements GO, 5.00%, 07/15/23	5,064,065
5,250,000	Town of Gilbert Public Improvements GO, 5.00%, 07/15/25	5,487,332
		25,648,996
Arkansas — 0.2%
7,250,000	State of Arkansas Public Improvements GO, 5.00%, 10/01/26	7,480,316
California — 6.4%
5,000,000	Bay Area Toll Authority Refunding Revenue Bonds, Series B2, 1.82%, 04/01/47(b)	5,000,000
Principal Amount		Value
California (continued)
$5,000,000	City of Los Angeles Department of Airports Airport & Marina Improvements Revenue Bonds, Series D, 5.00%, 05/15/28	$5,188,788
8,250,000	City of Los Angeles Department of Airports Airport & Marina Improvements Revenue Bonds, Series D, 5.00%, 05/15/30	8,549,094
11,000,000	City of Los Angeles Department of Airports Airport & Marina Improvements Revenue Bonds, Series D, 5.00%, 05/15/31	11,356,038
1,500,000	County of San Bernardino CA Arrow Head Project Current Refunding COP, Series A, 5.00%, 10/01/23	1,523,482
2,000,000	County of Santa Clara Current Refunding GO, Series D, 5.00%, 08/01/24	2,061,812
2,000,000	County of Santa Clara Current Refunding GO, Series D, 5.00%, 08/01/26	2,129,313
5,000,000	Los Angeles Department of Water & Power Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/24	5,150,141
3,500,000	Sacramento Municipal Utility District Electric Light & Power Improvements Revenue Bonds, Series H, 5.00%, 08/15/36	3,728,601
3,500,000	Sacramento Municipal Utility District Refunding Revenue Bonds, Sub- Series B, 5.00%, 08/15/49(b)	3,619,054
6,850,000	San Bernardino Community College District Advance Refunding GO, 1.61%, 08/01/27	5,843,896
3,800,000	San Diego County Water Authority Refunding Revenue Bonds, Sub- Series S1, 5.00%, 05/01/28	4,117,928
2,340,000	San Francisco City & County Airport Comm-San Francisco International Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/31	2,420,986

95

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
California (continued)
$4,380,000	State of California Advance Refunding GO, 5.00%, 08/01/25	$4,583,380
4,475,000	State of California Advance Refunding GO, 5.00%, 11/01/25	4,700,515
4,415,000	State of California Current Refunding GO, 5.00%, 10/01/25	4,631,640
10,000,000	State of California Current Refunding GO, 5.00%, 10/01/37	10,785,036
3,250,000	State of California Current Refunding GO, 5.00%, 08/01/26	3,448,320
9,500,000	State of California Current Refunding GO, 5.00%, 04/01/27	10,151,215
15,000,000	State of California Current Refunding GO, (AGM), 5.25%, 08/01/32	16,894,461
1,620,000	State of California Department of Water Resources Advance Refunding Revenue Bonds, Series AX, 5.00%, 12/01/22	1,622,642
3,735,000	State of California GO, 5.00%, 10/01/24	3,859,975
15,000,000	State of California Public Improvements GO, 5.00%, 09/01/23	15,229,724
15,000,000	State of California Public Improvements GO, 5.00%, 09/01/24	15,481,449
11,250,000	State of California Public Improvements GO, 5.00%, 09/01/25	11,787,174
8,500,000	State of California Public Improvements GO, 5.00%, 09/01/26	9,029,117
5,000,000	State of California Public Improvements GO, 5.00%, 09/01/31	5,569,565
3,000,000	State of California Public Improvements GO, 5.00%, 03/01/26	3,116,901
5,715,000	State of California Public Improvements GO, 5.00%, 10/01/27	6,026,945
8,000,000	State of California Refunding GO, 5.00%, 10/01/25	8,248,132
Principal Amount		Value
California (continued)
$7,230,000	State of California School Improvements GO, 5.00%, 11/01/28	$7,775,901
5,000,000	State of California Water Utility Improvements GO, 5.00%, 04/01/27	5,342,745
5,000,000	State of California Water Utility Improvements GO, 5.00%, 04/01/28	5,409,081
7,265,000	State of California Water Utility Improvements GO, 5.00%, 04/01/29	7,949,705
3,500,000	State of California Water Utility Improvements GO, 5.00%, 04/01/30	3,863,400
6,360,000	University of California Refunding Revenue Bonds, Series AJ, 4.60%, 05/15/31	6,138,931
10,000,000	University of California University & College Improvements Revenue Bonds, Series BK, 5.00%, 05/15/32	11,336,005
		243,671,092
Colorado — 1.4%
2,375,000	Adams & Arapahoe Joint School District 28J Aurora Current Refunding GO, (State Aid Withholding), 5.00%, 12/01/23	2,419,872
3,225,000	Adams & Arapahoe Joint School District 28J Aurora Current Refunding GO, (State Aid Withholding), 5.00%, 12/01/24	3,338,386
3,000,000	Adams & Weld Counties School District No 27J Brighton Improvements GO, (State Aid Withholding), 5.00%, 12/01/22	3,004,523
3,000,000	Adams & Weld Counties School District No 27J Brighton Improvements GO, (State Aid Withholding), 5.00%, 12/01/23	3,057,643
5,850,000	City & County of Denver CO Airport System Revenue Airport & Marina Improvements Refunding Revenue Bonds, Series A, 5.00%, 12/01/28	6,032,723

96

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Colorado (continued)
$5,000,000	City & County of Denver CO Airport System Revenue Refunding Revenue Bonds, Series A2, 5.00%, 11/15/23	$5,084,658
3,300,000	City & County of Denver CO Airport System Revenue Refunding Revenue Bonds, Series A2, 5.00%, 11/15/25	3,447,817
10,000,000	City & County of Denver CO Airport System Revenue, Series A, 5.00%, 12/01/32	10,165,718
4,000,000	City & County of Denver Co. Airport System Refunding Revenue Bonds, Series D, 5.00%, 11/15/31(b)	4,001,472
6,175,000	City & County of Denver Co. Airport System Revenue Refunding Revenue Bonds, Series A, 5.00%, 11/15/36	6,124,951
2,060,000	Colorado Higher Education Refunding COP, Series A, 5.00%, 11/01/24	2,124,482
2,000,000	Denver City & County School District No 1 Refunding GO, (State Aid Withholding), 5.00%, 12/01/24	2,069,092
4,275,000	Regional Transportation District Sales Tax Revenue Advance Refunding Revenue Bonds, Series A, 1.18%, 11/01/27	3,580,468
		54,451,805
Connecticut — 1.5%
5,000,000	Connecticut State Health & Educational Facilities Authority University & College Improvements Revenue Bonds, Series C-1, 5.00%, 07/01/40(b)	5,395,756
11,200,000	Connecticut State Health & Educational Facilities Authority University & College Improvements Revenue Bonds, Series S, 5.00%, 07/01/27	12,055,858
1,000,000	Metropolitan District Refunding Notes GO, 5.00%, 03/01/25	1,022,279
5,860,000	Metropolitan District Refunding Notes GO, Series C, (AGM), 5.00%, 11/01/25	6,143,343
Principal Amount		Value
Connecticut (continued)
$2,350,000	State of Connecticut Clean Water Fund - State Revolving Fund Refunding Revenue Bonds, Series A, 5.00%, 03/01/29	$2,435,503
2,000,000	State of Connecticut Current Refunding GO, Series D, 5.00%, 09/15/24	2,064,358
1,445,000	State of Connecticut Current Refunding GO, Series D, 5.00%, 09/15/25	1,510,441
1,000,000	State of Connecticut Current Refunding GO, Series D, 5.00%, 09/15/26	1,058,343
1,000,000	State of Connecticut Current Refunding GO, Series D, 5.00%, 09/15/27	1,071,450
1,000,000	State of Connecticut Current Refunding GO, Series D, 5.00%, 09/15/28	1,081,453
6,000,000	State of Connecticut GO, Series A, 4.00%, 01/15/29	6,069,046
2,000,000	State of Connecticut Special Tax Revenue Bonds, Series A, 5.00%, 08/01/30	2,074,210
6,775,000	State of Connecticut Special Tax Revenue Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/30	7,387,831
2,500,000	State of Connecticut Special Tax Revenue Highway Improvements Revenue Bonds, Series A, 5.00%, 07/01/31	2,727,513
1,900,000	State of Connecticut Transportation Infrastructure Refunding Revenue Bonds, 5.00%, 09/01/24	1,956,537
5,000,000	State of Connecticut Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 09/01/27	5,143,813
		59,197,734
Delaware — 2.1%
10,000,000	Delaware State Health Facilities Authority Current Refundin Revenue Bonds, 5.00%, 10/01/45	10,082,371

97

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Delaware (continued)
$5,000,000	Delaware Transportation Authority Current Refunding Revenue Bonds, 5.00%, 07/01/32	$5,479,516
6,740,000	Delaware Transportation Authority Public Improvements Revenue Bonds, 5.00%, 07/01/26	7,133,485
6,780,000	Delaware Transportation Authority Public Improvements Revenue Bonds, 5.00%, 07/01/27	7,270,763
2,240,000	Delaware Transportation Authority Public Improvements Revenue Bonds, 5.00%, 07/01/35	2,455,076
5,825,000	Delaware Transportation Authority Public Improvements Revenue Bonds, 5.00%, 07/01/26	6,165,066
10,000,000	State of Delaware Current Refunding GO, 5.00%, 02/01/28	10,826,550
7,705,000	State of Delaware Current Refunding GO, Series A, 5.00%, 10/01/27	8,306,995
10,800,000	State of Delaware Public Facilities GO, 5.00%, 02/01/25	11,212,929
9,650,000	State of Delaware Public Facilities GO, 5.00%, 02/01/26	10,169,964
2,885,000	State of Delaware Public Improvements GO, 5.00%, 03/01/24	2,952,527
		82,055,242
District of Columbia — 2.4%
1,000,000	District of Columbia Public Improvements GO, Series A, 5.00%, 06/01/25	1,043,063
4,145,000	District of Columbia Public Improvements Revenue Bonds, Series A, 5.00%, 03/01/25	4,303,366
8,800,000	District of Columbia Public Improvements Revenue Bonds, Series A, 5.00%, 03/01/26	9,265,425
3,500,000	District of Columbia Public Improvements Revenue Bonds, Series B, 5.00%, 10/01/27	3,761,937
Principal Amount		Value
District of Columbia (continued)
$11,735,000	District of Columbia Refunding Revenue Bonds, Series C, 5.00%, 10/01/23	$11,927,209
5,000,000	District of Columbia Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/34	5,499,134
2,750,000	District of Columbia Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/35	3,011,714
4,500,000	District of Columbia Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/36	4,910,056
10,000,000	District of Columbia Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/47	10,429,971
7,185,000	District of Columbia Transit Improvements Revenue Bonds, Series B, 3.81%, 07/01/30	6,680,656
6,000,000	District of Columbia Transit Improvements Revenue Bonds, Series B, 3.86%, 07/01/31	5,514,883
10,000,000	District of Columbia Water & Sewer Authority Revenue Bonds, Series A, 5.00%, 10/01/52	10,272,629
5,000,000	Metropolitan Washington Airports Authority Aviation Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 10/01/26	5,164,958
9,000,000	Metropolitan Washington Airports Authority Aviation Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 10/01/27	9,330,325
		91,115,326
Florida — 2.1%
5,000,000	Orange County Health Facilities Authority Current Refunding Revenue Bonds, Series C, 5.00%, 11/15/52(b)	5,229,986
3,475,000	State of Florida Current Refunding GO, Series A, 5.00%, 06/01/24	3,570,712

98

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Florida (continued)
$5,000,000	State of Florida Current Refunding GO, Series A, 5.00%, 07/01/24	$5,140,300
5,000,000	State of Florida Current Refunding GO, Series A, 5.00%, 06/01/27	5,356,322
10,000,000	State of Florida Current Refunding GO, Series A, 5.00%, 07/01/29	10,972,319
10,000,000	State of Florida Current Refunding GO, Series A, 5.00%, 07/01/30	11,075,151
1,750,000	State of Florida Current Refunding GO, Series F, 5.00%, 06/01/28	1,845,852
2,545,000	State of Florida Department of Transportation Turnpike System Revenue Highway Improvements Revenue Bonds, Series B, 5.00%, 07/01/25	2,654,546
2,670,000	State of Florida Department of Transportation Turnpike System Revenue Highway Improvements Revenue Bonds, Series B, 5.00%, 07/01/26	2,823,984
2,805,000	State of Florida Department of Transportation Turnpike System Revenue Highway Improvements Revenue Bonds, Series B, 5.00%, 07/01/27	3,005,531
2,945,000	State of Florida Department of Transportation Turnpike System Revenue Highway Improvements Revenue Bonds, Series B, 5.00%, 07/01/28	3,193,661
3,885,000	State of Florida Lottery Revenue Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/23	3,930,127
4,080,000	State of Florida Lottery Revenue Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/24	4,192,481
4,720,000	State of Florida Lottery Revenue Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	5,040,606
4,960,000	State of Florida Lottery Revenue Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/28	5,357,538
Principal Amount		Value
Florida (continued)
$5,205,000	State of Florida Lottery Revenue Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/29	$5,681,861
		79,070,977
Georgia — 4.0%
1,950,000	Brookhaven Development Authority Revenue Bonds, Series A, 5.00%, 07/01/23	1,971,750
15,000,000	Brookhaven Development Authority Revenue Bonds, Series A, 4.00%, 07/01/49	12,710,847
9,280,000	City of Atlanta GA Airport Passenger Facility Charge Airport & Marina Improvements Revenue Bonds, Sub-Series D, 5.00%, 07/01/34	9,372,995
12,890,000	City of Atlanta GA Airport Passenger Facility Charge Airport & Marina Improvements Revenue Bonds, Sub-Series D, 5.00%, 07/01/35	12,964,968
2,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/24	2,054,810
5,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/25	5,198,364
4,225,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/26	4,434,411
11,445,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	12,126,125
5,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/28	5,350,241
1,400,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/24	1,430,149
2,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/25	2,051,119

99

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Georgia (continued)
$2,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/26	$2,062,326
3,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/27	3,105,510
3,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/28	3,107,446
1,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/29	1,076,804
8,000,000	City of Columbus Public Facilities GO, 5.00%, 01/01/24	8,164,885
10,065,000	City of Columbus Public Facilities GO, 5.00%, 01/01/25	10,434,240
5,060,000	City of Columbus Public Facilities GO, 5.00%, 01/01/26	5,318,462
1,100,000	Georgia Ports Authority Airport & Marina Improvements Revenue Bonds, 5.00%, 07/01/23	1,113,358
1,500,000	Georgia Ports Authority Airport & Marina Improvements Revenue Bonds, 5.00%, 07/01/25	1,566,905
1,250,000	Georgia Ports Authority Airport & Marina Improvements Revenue Bonds, 5.00%, 07/01/26	1,323,419
1,500,000	Georgia Ports Authority Airport & Marina Improvements Revenue Bonds, 5.00%, 07/01/27	1,608,576
1,050,000	Georgia Ports Authority Airport & Marina Improvements Revenue Bonds, 5.00%, 07/01/28	1,136,966
1,425,000	Georgia Ports Authority Airport & Marina Improvements Revenue Bonds, 5.00%, 07/01/29	1,555,553
Principal Amount		Value
Georgia (continued)
$2,250,000	Georgia Ports Authority Airport & Marina Improvements Revenue Bonds, 5.00%, 07/01/30	$2,477,552
4,255,000	Georgia Ports Authority Airport & Marina Improvements Revenue Bonds, 5.00%, 07/01/31	4,712,409
2,000,000	Georgia Ports Authority Airport & Marina Improvements Revenue Bonds, 5.00%, 07/01/38	2,122,797
3,190,000	Georgia State Road & Tollway Authority Highway Improvements Revenue Bonds, 5.00%, 06/01/29	3,477,386
1,975,000	Lowndes County Board of Education School Improvements GO, (State Aid Withholding), 5.00%, 02/01/23	1,984,083
1,100,000	South Regional Joint Development Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 08/01/26	1,155,224
1,555,000	South Regional Joint Development Authority Advance Refunding Revenue Bonds, Series B, 5.00%, 08/01/26	1,633,067
3,265,000	State of Georgia Advance Refunding GO, Series C-1, 5.00%, 01/01/24	3,332,670
1,950,000	State of Georgia Public Improvements GO, Series A-2, 5.00%, 02/01/25	1,992,237
5,610,000	State of Georgia School Improvements GO, Series A, Group 2, 5.00%, 08/01/31	6,219,257
2,230,000	State of Georgia School Improvements GO, Series A-1, 5.00%, 02/01/25	2,315,754
10,000,000	State of Georgia University and College Improvements GO, Series A-1, 5.00%, 02/01/24	10,221,312
		152,883,977
Hawaii — 3.7%
7,775,000	City & County of Honolulu GO, Series E, 5.00%, 03/01/30	8,539,053

100

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Hawaii (continued)
$10,000,000	City & County of Honolulu HI Refunding GO, Series A, 5.00%, 09/01/25	$10,460,922
4,940,000	City & County of Honolulu HI Transit Improvements GO, Series E, 5.00%, 09/01/29(b)	4,988,060
3,000,000	City & County of Honolulu Public Improvements Refunding GO, Series D, 5.00%, 08/01/23	3,040,510
10,000,000	City & County of Honolulu Transit Improvements GO, Series E, 5.00%, 03/01/29	10,878,654
11,500,000	State of Hawaii Airports System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/31	11,795,603
11,965,000	State of Hawaii Airports System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/32	12,225,077
2,500,000	State of Hawaii Airports System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/35	2,478,376
2,000,000	State of Hawaii Airports System Revenue Current Refunding Revenue Bonds, Series E, 1.71%, 07/01/26	1,780,420
2,250,000	State of Hawaii Airports System Revenue Current Refunding Revenue Bonds, Series E, 1.81%, 07/01/27	1,943,729
10,000,000	State of Hawaii Airports System Revenue Refunding Revenue Bonds, Series D, 5.00%, 07/01/33	10,496,669
4,165,000	State of Hawaii Harbor System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/27	4,311,483
7,330,000	State of Hawaii Harbor System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/28	7,629,932
Principal Amount		Value
Hawaii (continued)
$3,915,000	State of Hawaii Harbor System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/29	$4,095,513
3,750,000	State of Hawaii Harbor System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/30	3,936,053
10,420,000	State of Hawaii Harbor System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 4.00%, 07/01/31	10,130,678
3,000,000	State of Hawaii Public Facilities GO, Series GK, 4.93%, 10/01/28	2,981,094
9,000,000	State of Hawaii Public Facilities GO, Series GK, 5.06%, 10/01/29	8,987,536
5,000,000	State of Hawaii Public Facilities GO, Series GK, 5.13%, 10/01/30	4,992,622
4,360,000	State of Hawaii Public Facilities GO, Series GK, 5.15%, 10/01/31	4,324,509
2,000,000	State of Hawaii Public Facilities GO, Series GK, 5.20%, 10/01/32	1,972,643
5,420,000	State of Hawaii Public Improvements GO, Series EH, 5.00%, 08/01/33(a)	5,490,775
2,515,000	State of Hawaii Public Improvements GO, Series FK, 5.00%, 05/01/29	2,684,921
		140,164,832
Illinois — 0.1%
3,250,000	Metropolitan Water Reclamation District of Greater Chicago Current Refunding GO, Series A, 5.00%, 12/01/24	3,349,048
2,000,000	Metropolitan Water Reclamation District of Greater Chicago Refunding GO, Series D, 5.00%, 12/01/22	2,002,670
		5,351,718

101

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Indiana — 0.4%
$7,025,000	Indiana Finance Authority Health Care Facilities Revenue Bonds, 0.70%, 12/01/46(b)	$6,374,521
1,000,000	Purdue University Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/25	1,042,264
1,135,000	Purdue University Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/28	1,222,940
1,250,000	Purdue University Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/29	1,360,638
2,125,000	Purdue University Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/30	2,332,417
1,250,000	Purdue University Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/31	1,377,512
		13,710,292
Iowa — 0.7%
1,130,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/24	1,164,145
2,250,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/25	2,351,459
2,075,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/26	2,197,108
1,960,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/27	2,099,629
1,375,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/28	1,487,288
3,185,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/31	3,526,133
1,750,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/27	1,874,668
3,000,000	State of Iowa Advance Refunding Revenue Bonds, Series A, 5.00%, 06/01/28	3,153,971
4,535,000	State of Iowa Board of Regents Current Refunding Revenue Bonds, ,Series A, 5.00%, 09/01/27	4,823,490
Principal Amount		Value
Iowa (continued)
$4,325,000	State of Iowa Board of Regents Current Refunding Revenue Bonds, Series A, 5.00%, 09/01/26	$4,552,780
		27,230,671
Maryland — 8.4%
5,735,000	County of Anne Arundel School Improvements GO, 5.00%, 04/01/27	5,962,387
2,810,000	County of Anne Arundel School Improvements GO, 5.00%, 04/01/28	2,919,549
1,200,000	County of Baltimore 78th Issue Refunding GO, 5.00%, 02/01/29	1,261,473
3,835,000	County of Baltimore 81st Issue Refunding GO, 5.00%, 03/01/23	3,858,586
8,765,000	County of Baltimore Public Improvements COP, 5.00%, 03/01/25	9,052,070
9,205,000	County of Baltimore Public Improvements COP, 5.00%, 03/01/26	9,623,776
9,665,000	County of Baltimore Public Improvements COP, 5.00%, 03/01/27	10,220,292
6,600,000	County of Baltimore Public Improvements COP, 5.00%, 03/01/28	7,052,981
8,130,000	County of Baltimore Refunding GO, 5.00%, 03/01/27	8,691,397
2,730,000	County of Baltimore Refunding GO, 5.00%, 03/01/23	2,746,790
1,160,000	County of Frederick Crossover Refunding GO, Series A, 5.00%, 02/01/25	1,203,840
4,500,000	County of Montgomery Advance Refunding GO, Series B, 5.00%, 06/01/23	4,548,193
2,000,000	County of Montgomery Public Improvements GO, Series A, 5.00%, 12/01/27	2,067,830
3,500,000	County of Montgomery Refunding GO, Series A, 5.00%, 11/01/23	3,562,358
3,185,000	County of Prince George’s Public School Improvement GO, Series A, 5.00%, 09/15/25	3,338,144

102

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Maryland (continued)
$3,110,000	County of Prince George’s Public School Improvements GO, Series A, 5.00%, 07/01/24	$3,199,816
10,000,000	County of Prince George’s School Improvements GO, Series A, 5.00%, 07/01/30	11,096,519
18,500,000	County of Prince George’s School Improvements GO, Series A, 5.00%, 07/01/31	20,664,235
9,255,000	State of Maryland Advance Refunding GO, Series B, 5.00%, 08/01/25	9,677,297
4,190,000	State of Maryland Current Refunding GO, Series B, 5.00%, 08/01/27	4,503,724
6,000,000	State of Maryland Department of Transportation Transit Improvements Revenue Bonds, 5.00%, 02/01/25	6,027,295
10,000,000	State of Maryland Department of Transportation Transit Improvements Revenue Bonds, 5.00%, 11/01/26	10,322,083
20,000,000	State of Maryland Public Facilities GO, Series A, 5.00%, 03/15/23	20,139,742
10,000,000	State of Maryland Public Facilities GO, Series A, 5.00%, 03/01/30	11,071,378
8,035,000	State of Maryland Public Improvements GO, Series A, 5.00%, 08/01/24(a)	8,142,904
5,000,000	State of Maryland Refunding GO, Series 2-C, 5.00%, 08/01/23	5,069,004
5,000,000	State of Maryland School Improvements GO, 1st Series, 5.00%, 06/01/23	5,054,414
11,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/27	11,798,417
22,900,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/28	24,870,765
14,675,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/29	16,123,891
15,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/30	16,643,828
Principal Amount		Value
Maryland (continued)
$4,855,000	State of Maryland School Improvements GO, Series A, 5.00%, 03/15/31	$5,358,723
15,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/31	16,759,451
8,400,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/32	9,429,631
19,225,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/36	21,227,726
1,675,000	University System of Maryland Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/24	1,716,549
5,000,000	Washington Suburban Sanitary Commission Water & Sewer System Improvements GO, 2nd Series, (County GTY), 5.00%, 06/01/25	5,217,839
		320,224,897
Massachusetts — 5.1%
3,670,000	City of Cambridge School Improvements GO, 5.00%, 02/15/25	3,814,253
13,025,000	Commonwealth of Massachusetts Advance Refunding GO, Series B, 5.00%, 07/01/31	13,646,316
9,330,000	Commonwealth of Massachusetts Advance Refunding GO, Series C, 5.00%, 10/01/26	9,890,585
7,750,000	Commonwealth of Massachusetts Cash Flow Management Revenue Bonds, Series A, 3.68%, 01/15/27	7,399,136
10,000,000	Commonwealth of Massachusetts Current Refunding GO, Series A, 5.00%, 10/01/29	10,950,355
10,000,000	Commonwealth of Massachusetts Current Refunding GO, Series A, 5.00%, 10/01/30	11,017,617
10,000,000	Commonwealth of Massachusetts Current Refunding GO, Series A, 5.00%, 10/01/31	11,046,829
15,000,000	Commonwealth of Massachusetts Current Refunding GO, Series A, 5.00%, 09/01/27	16,084,989

103

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Massachusetts (continued)
$10,000,000	Commonwealth of Massachusetts Public Improvements GO, Series C, 5.00%, 10/01/32	$11,094,522
2,000,000	Commonwealth of Massachusetts Public Improvements GO, Series C, 5.00%, 07/01/32	2,064,847
11,000,000	Commonwealth of Massachusetts Transit Improvements GO, Series A, 5.00%, 02/01/32	12,169,435
7,700,000	Commonwealth of Massachusetts Transit Improvements GO, Series A, 5.00%, 02/01/30	8,440,634
7,380,000	Commonwealth of Massachusetts Transit Improvements GO, Series A, 5.00%, 02/01/31	8,129,365
5,000,000	Commonwealth of Massachusetts Transportation Fund Advance Refunding Revenue Bonds, Series A, 5.00%, 06/01/27	5,274,360
1,000,000	Massachusetts Bay Transportation Authority Sales Tax Revenue Advance Refunding Revenue Bonds, Senior Series B, 5.00%, 07/01/33	1,031,270
7,280,000	Massachusetts Clean Water Trust Advance Green Revenue Bond, Series 2020, 5.00%, 02/01/36	7,467,739
8,000,000	Massachusetts Clean Water Trust Advance Green Revenue Bond, Sub Series 2017A, 5.00%, 02/01/33	8,027,658
5,035,000	Massachusetts Clean Water Trust Revenue Bond, Series 23B, 5.00%, 02/01/32	5,577,331
10,000,000	Massachusetts Development Finance Agency Advance Refunding Revenue Bonds, Series A, 5.00%, 10/15/27	10,782,051
5,000,000	Massachusetts Development Finance Agency Advance Refunding Revenue Bonds, Series A, 5.00%, 07/15/33	5,255,463
Principal Amount		Value
Massachusetts (continued)
$4,050,000	Massachusetts Development Finance Agency Current Refunding Revenue Bonds, Series A, 5.00%, 10/15/26	$4,309,438
13,800,000	Massachusetts Development Finance Agency University & College Improvements Revenue Bonds, 5.00%, 11/15/32	15,651,430
5,000,000	Massachusetts Port Authority Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/33	5,125,483
		194,251,106
Michigan — 0.4%
1,000,000	Michigan State Building Authority Current Refunding Revenue Bonds, (Facilities Program), 5.00%, 04/15/24	1,023,453
1,000,000	Michigan State University Refunding Revenue Bonds, Series A, 5.00%, 08/15/31	1,031,941
3,500,000	State of Michigan Trunk Line Revenue Highway Improvements Revenue Bonds, 5.00%, 11/15/31	3,854,176
5,000,000	University of Michigan Current Refunding Revenue Bonds, Series D, 5.00%, 04/01/30	5,519,143
3,000,000	University of Michigan University & College Improvements Revenue Bonds, Series A, 5.00%, 04/01/26	3,166,301
		14,595,014
Minnesota — 2.1%
1,515,000	Cambridge-Isanti Independent School District No 911 School Building Refunding GO, Series D, (School District Credit Program), 5.00%, 02/01/24	1,546,288
2,000,000	City of Rochester Advance Refunding GO, Series B, 5.00%, 12/01/24	2,070,317
10,000,000	Metropolitan Council Transit Improvements GO, Series B, 5.00%, 12/01/23	10,194,282
1,815,000	Minnesota Public Facilities Authority Advance Refunding Revenue Bonds, Series B, 5.00%, 03/01/27	1,911,580

104

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Minnesota (continued)
$2,535,000	Robbinsdale Independent School District No 281 Current Refunding GO, Series A, (School District Credit Program), 5.00%, 02/01/23	$2,546,026
2,805,000	Robbinsdale Independent School District No 281 Current Refunding GO, Series A, (School District Credit Program), 5.00%, 02/01/24	2,863,274
2,200,000	Sartell-St Stephen Independent School District No 748 GO, Series A, (School District Credit Program), 5.00%, 02/01/25	2,280,724
7,500,000	State of Minnesota Highway Improvements GO, Series B, 5.00%, 08/01/25	7,840,207
2,870,000	State of Minnesota Highway Improvements GO, Series B, 5.00%, 10/01/23	2,917,008
2,910,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/26	2,982,455
10,000,000	State of Minnesota School Improvements GO, Series A, 5.00%, 09/01/25	10,466,441
3,640,000	State of Minnesota School Improvements GO, Series A, 5.00%, 08/01/29	4,004,427
7,570,000	State of Minnesota School Improvements GO, Series A, 5.00%, 08/01/29	8,327,887
10,000,000	State of Minnesota School Improvements GO, Series A, 5.00%, 09/01/29	11,011,292
7,360,000	State of Minnesota School Improvements GO, Series A, Group 2, 5.00%, 08/01/38	7,986,545
1,000,000	Waconia Independent School District No 110 Refunding GO, Series A, (School District Credit Program), 5.00%, 02/01/24	1,020,652
		79,969,405
Mississippi — 0.3%
2,310,000	Mississippi Development Bank Harrison County Highway Refunding Revenue Bonds, Series A, 5.00%, 01/01/25	2,383,010
Principal Amount		Value
Mississippi (continued)
$10,000,000	State of Mississippi Public Improvements GO, Series B, 5.00%, 12/01/31(a)	$10,190,002
		12,573,012
Nebraska — 0.3%
2,345,000	Metropolitan Utilities District of Omaha Water System Revenue Water Utility Improvements Revenue Bonds, 5.00%, 12/01/27	2,525,622
2,715,000	Metropolitan Utilities District of Omaha Water System Revenue Water Utility Improvements Revenue Bonds, 5.00%, 12/01/30	3,006,434
2,850,000	Metropolitan Utilities District of Omaha Water System Revenue Water Utility Improvements Revenue Bonds, 5.00%, 12/01/31	3,169,252
2,995,000	Metropolitan Utilities District of Omaha Water System Revenue Water Utility Improvements Revenue Bonds, 5.00%, 12/01/32	3,348,670
		12,049,978
New Hampshire — 0.1%
3,990,000	State of New Hampshire Public Improvements GO, Series B, 5.00%, 12/01/22	3,996,048
New Jersey — 4.4%
1,000,000	Monmouth County Improvement Authority Cash Flow Management Revenue Bonds, Series B, (County GTY), 5.00%, 12/01/23	1,019,214
1,000,000	Monmouth County Improvement Authority Cash Flow Management Revenue Bonds, Series B, (County GTY), 5.00%, 12/01/24	1,035,567
1,650,000	New Jersey Economic Development Authority Revenue Bonds, Series A, 5.00%, 11/01/24	1,689,133
1,000,000	New Jersey Economic Development Authority Revenue Bonds, Series A, 5.00%, 11/01/25	1,029,617

105

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
New Jersey (continued)
$1,100,000	New Jersey Economic Development Authority Revenue Bonds, Series A, 5.00%, 11/01/26	$1,140,679
1,300,000	New Jersey Economic Development Authority Revenue Bonds, Series A, 5.00%, 11/01/27	1,351,972
1,600,000	New Jersey Economic Development Authority Revenue Bonds, Series A, 5.00%, 11/01/28	1,664,950
1,775,000	New Jersey Economic Development Authority Revenue Bonds, Series A, 5.00%, 11/01/29	1,843,451
5,095,000	New Jersey Educational Facilities Authority Current Refunding Revenue Bonds, Series C, 5.00%, 03/01/31	5,704,142
10,000,000	New Jersey Educational Facilities Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/01/27	10,707,217
10,000,000	New Jersey Educational Facilities Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/01/32	11,252,699
1,500,000	New Jersey Health Care Facilities Financing Authority Revenue Bonds, 5.00%, 07/01/23	1,513,277
12,500,000	New Jersey Health Care Facilities Financing Authority Revenue Bonds, 5.00%, 07/01/24	12,818,045
7,500,000	New Jersey Health Care Facilities Financing Authority Revenue Bonds, 5.00%, 07/01/25	7,797,546
1,000,000	New Jersey Health Care Facilities Financing Authority Revenue Bonds, 5.00%, 07/01/26	1,045,714
Principal Amount		Value
New Jersey (continued)
$1,000,000	New Jersey Health Care Facilities Financing Authority RWJ Barnabas Health System Obligated Group Refunding Revenue Bonds, Series A, 5.00%, 07/01/23	$1,011,154
4,455,000	New Jersey Infrastructure Bank Green Purpose Revenue Bonds, 5.00%, 09/01/26	4,730,670
10,300,000	New Jersey Transportation Trust Fund Authority Current Refunding Revenue Bonds, Series A, 5.00%, 06/15/23	10,385,546
3,210,000	New Jersey Transportation Trust Fund Authority Highway Improvements Revenue Bonds, Series BB, 5.00%, 06/15/31	3,324,796
7,250,000	New Jersey Transportation Trust Fund Authority Highway Improvements Revenue Bonds, Series BB, 5.00%, 06/15/32	7,460,293
5,000,000	New Jersey Transportation Trust Fund Authority Highway Improvements Revenue Bonds, Series BB, 5.00%, 06/15/33	5,120,925
1,770,000	New Jersey Transportation Trust Fund Authority Transit Improvements Refunding Revenue Bonds, Series A, 5.25%, 12/15/22	1,773,394
9,000,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 1.28%, 01/01/27	7,695,780
1,000,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 5.00%, 01/01/27	1,060,283
5,500,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 1.81%, 01/01/30	4,348,950
2,380,000	New Jersey Turnpike Authority Current Refunding Revenue Bonds, Series C, 5.00%, 01/01/25	2,458,741

106

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
New Jersey (continued)
$2,775,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds Series A, 5.00%, 01/01/27	$2,942,285
2,145,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds Series A, 5.00%, 01/01/29	2,196,831
2,500,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds Series A, 5.00%, 01/01/29	2,632,162
3,750,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series B, 5.00%, 01/01/42	3,890,561
12,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series B, 5.00%, 01/01/46	12,276,545
3,250,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series E, 5.00%, 01/01/32	3,330,756
3,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series E, 5.00%, 01/01/33	3,070,899
4,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds,Series A, 5.00%, 01/01/34	4,171,376
2,000,000	Rutgers The State University of New Jersey Advance Refunding Revenue Bonds, Series S, 1.66%, 05/01/28	1,666,529
20,000,000	State of New Jersey COVID-19 GO, Series A, 5.00%, 06/01/24	20,473,146
		167,634,845
New Mexico — 0.3%
1,000,000	Hobbs School District No 16 School Improvements GO, Series A, (State Aid Withholding), 5.00%, 09/15/28	1,029,242
10,000,000	New Mexico Finance Authority Public Improvements Revenue Bonds, Series A, 5.00%, 06/15/30	11,007,593
		12,036,835
Principal Amount		Value
New York — 15.0%
$10,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/23	$10,135,778
10,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/24	10,302,172
5,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/25	5,217,432
5,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/26	5,287,005
5,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/28	5,405,609
15,000,000	City of New York Current Refunding GO, Series E, 5.00%, 08/01/23	15,203,667
9,400,000	City of New York Current Refunding GO, Series E, 5.00%, 08/01/24	9,684,042
1,400,000	City of New York Public Improvements GO, Series I, Subseries I-A, 5.00%, 04/01/28(c)	1,508,072
20,000,000	City of New York Public Improvements GO, Sub-Series D-3, 5.00%, 08/01/38(c)	20,197,508
2,135,000	City of New York Public Improvements GO, Sub-Series F-1, 5.00%, 03/01/24	2,147,481
5,000,000	City of New York Refunding GO, Series I, 5.00%, 08/01/25	5,062,694
9,450,000	City of New York Refunding GO, Series J, Sub-Series J11, 5.00%, 08/01/25(c)	9,860,946
2,055,000	Metropolitan Transportation Authority Advance Refunding Revenue Bonds, Series A, 5.25%, 11/15/31	2,149,055
2,685,000	Metropolitan Transportation Authority Current Pre-refunded Revenue Bonds, Series F, 5.00%, 11/15/30(a)	2,686,603
335,000	Metropolitan Transportation Authority Current Refunding Revenue Bonds, Series F, 5.00%, 11/15/30	335,200

107

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
New York (continued)
$3,545,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series AA, 5.00%, 06/15/24	$3,648,808
6,200,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Series BB-2, 5.00%, 06/15/25	6,323,163
1,000,000	New York City Municipal Water Finance Authority Refunding Revenue Bonds, Series DD-2, 5.00%, 06/15/25	1,019,865
1,000,000	New York City Municipal Water Finance Authority Water Utility Improvements Revenue Bonds, Series DD-2, 5.00%, 06/15/24	1,002,155
2,045,000	New York City Transitional Finance Authority Building Aid Pre-refunded Revenue Bonds, Series S, (State Aid Withholding), 5.00%, 07/15/24(a)	2,100,941
10,000,000	New York City Transitional Finance Authority Building Aid Revenue Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/30	10,979,084
5,000,000	New York City Transitional Finance Authority Building Aid Revenue Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/31	5,518,689
10,000,000	New York City Transitional Finance Authority Building Aid Revenue Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/32	10,999,136
9,175,000	New York City Transitional Finance Authority Building Aid Revenue Current Refunding Revenue Bonds, Sub-Series S, (State Aid Withholding), 5.00%, 07/15/33	9,886,191
Principal Amount		Value
New York (continued)
$1,850,000	New York City Transitional Finance Authority Building Aid Revenue Refunding Revenue Bonds, Sub-Series S-4A, (State Aid Withholding), 5.00%, 07/15/25	$1,926,322
1,350,000	New York City Transitional Finance Authority Future Tax Secured Advanced Refunding Revenue Bonds, Series C, 5.00%, 11/01/23	1,373,519
3,585,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/26	3,793,587
3,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/27	3,213,635
7,465,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/28	8,042,333
5,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/29	5,437,750
10,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/30	10,951,461
8,450,000	New York City Transitional Finance Authority Future Tax Secured Revenue Cash Flow Management Revenue Bonds, Series F-1, 5.00%, 02/01/40	8,772,150
9,500,000	New York City Transitional Finance Authority Future Tax Secured Revenue Current Refunding Revenue Bonds, 5.00%, 11/01/22	9,500,000
9,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, 5.00%, 02/01/31	9,424,017

108

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
New York (continued)
$4,210,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Series D1, 5.00%, 02/01/29	$4,292,800
14,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.00%, 11/01/28	13,953,008
15,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.05%, 11/01/29	14,925,223
15,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.15%, 11/01/30	14,912,742
10,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.25%, 11/01/31	9,927,122
14,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.35%, 11/01/32	13,915,527
9,100,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/23	9,162,909
2,000,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 03/15/31	2,072,257
5,000,000	New York State Dormitory Authority Public Improvements Revenue Bonds, Series B, 5.00%, 02/15/28	5,169,705
4,660,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 02/15/26(a)	4,768,073
12,000,000	New York State Dormitory Authority School Improvement Revenue Bonds, Group 2, Series A, 5.00%, 03/15/29	12,914,255
Principal Amount		Value
New York (continued)
$5,200,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A, 5.00%, 03/15/25(a)	$5,323,121
6,290,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A, 5.00%, 03/15/27	6,725,368
10,000,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series C, 5.00%, 03/15/27	10,692,159
5,000,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/25	5,183,643
5,000,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/26	5,250,992
5,000,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/28	5,373,088
4,000,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/29	4,341,337
4,500,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/30	4,925,384
1,750,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series A, 5.00%, 03/15/26(a)	1,791,435
7,500,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bonds, 5.00%, 06/15/29	8,234,636
5,000,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bondss, 5.00%, 06/15/29	5,128,073

109

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
New York (continued)
$40,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/25	$41,535
2,000,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/24	2,047,575
2,105,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/27(a)	2,217,576
5,835,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series B, 5.00%, 03/15/25	6,050,660
11,970,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 09/15/28	12,918,593
10,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/30	10,918,173
10,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/31	10,976,160
10,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/32	11,010,891
1,000,000	New York State Urban Development Corp. Current Refunding Revenue Bonds, Series A, 5.00%, 03/15/28	1,041,390
9,000,000	New York State Urban Development Corp. Economic Improvements Revenue Bonds, 5.00%, 03/15/28	9,662,433
10,000,000	New York State Urban Development Corp. Economic Improvements Revenue Bonds, 5.00%, 03/15/32	10,821,811
5,715,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 179, 5.00%, 12/01/27	5,819,921
Principal Amount		Value
New York (continued)
$5,880,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 179, 5.00%, 12/01/28	$5,987,322
5,255,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 221, 5.00%, 07/15/27	5,445,576
5,750,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 221, 5.00%, 07/15/29	6,002,524
10,000,000	Triborough Bridge & Tunnel Authority Highway Improvements Revenue Bonds, Series A, 2.20%, 11/01/41(b)	10,000,000
3,500,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, 5.00%, 05/15/27	3,739,735
7,000,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, 5.00%, 05/15/31	7,721,048
5,040,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/25	5,095,792
5,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/27	5,210,623
10,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/28	10,556,472
10,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/29	10,648,423
6,500,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/30	7,044,138
10,210,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/31	11,174,283
10,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/32	11,004,950

110

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
New York (continued)
$1,600,000	Utility Debt Securitization Authority Restructuring Refunding Revenue Bonds, 5.00%, 12/15/24	$1,603,318
		572,839,849
North Carolina — 2.2%
2,500,000	Charlotte-Mecklenburg Hospital Authority Current Refunding Revenue Bonds, Series A, 5.00%, 01/15/30	2,712,953
5,310,000	Charlotte-Mecklenburg Hospital Authority Current Refunding Revenue Bonds, Series A, 5.00%, 01/15/31	5,796,592
5,000,000	City of Charlotte NC Water & Sewer System Revenue Refunding Revenue Bonds, Series A, 5.00%, 07/01/30	5,551,826
5,000,000	City of Charlotte NC Water & Sewer System Revenue Refunding Revenue Bonds, Series A, 5.00%, 07/01/31	5,580,957
7,720,000	County of Wake School Improvements GO, Series A, 5.00%, 02/01/28	8,358,097
8,580,000	County of Wake School Improvements GO, Series A, 5.00%, 02/01/29	9,401,448
8,600,000	County of Wake School Improvements GO, Series A, 5.00%, 02/01/30	9,525,898
10,000,000	State of North Carolina Advance Refunding Revenue Bonds, Series B, 5.00%, 05/01/23	10,091,961
1,000,000	State of North Carolina Advance Refunding Revenue Bonds, Series B, 5.00%, 05/01/24	1,026,058
3,250,000	State of North Carolina Highway Improvementa Revenue Bonds, 5.00%, 03/01/24	3,321,800
3,250,000	State of North Carolina Highway Improvements Revenue Bonds, 5.00%, 03/01/25	3,367,510
2,750,000	State of North Carolina Highway Improvements Revenue Bonds, 5.00%, 03/01/28	2,952,550
Principal Amount		Value
North Carolina (continued)
$2,000,000	State of North Carolina Highway Improvements Revenue Bonds, Series A, 5.00%, 05/01/25	$2,081,133
3,250,000	State of North Carolina Highway Improvements Revenue Bonds, Series A, 5.00%, 05/01/27	3,470,979
3,000,000	State of North Carolina Highway Improvements Revenue Bonds, Series A, 5.00%, 05/01/31	3,313,154
7,600,000	State of North Carolina Highway Improvements Revenue Bonds, Series B, 5.00%, 05/01/28	8,210,278
		84,763,194
Ohio — 2.3%
1,000,000	Central Ohio Solid Waste Authority Advance Refunding GO, 5.00%, 12/01/24	1,035,567
2,225,000	City of Columbus Advance Refunding GO, Series 2017-1, 5.00%, 04/01/24	2,281,124
2,000,000	City of Columbus Refunding GO, Series 5, 5.00%, 08/15/23	2,028,938
1,100,000	County of Cuyahoga Refunding Revenue Bonds, 5.00%, 12/01/22	1,101,722
1,000,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A, 5.00%, 12/01/26	1,033,730
1,515,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A, 5.00%, 12/01/27	1,565,484
1,000,000	Greater Cleveland Regional Transit Authority Sales Tax Revenue Capital Improvements Advance Refunding Revenue Bonds, 5.00%, 12/01/23	1,018,145
1,030,000	Hamilton City School District Advance Refunding GO, (School District Credit Program), 5.00%, 12/01/22	1,031,434
3,000,000	Ohio Water Development Authority Revenue Bonds, 5.00%, 06/01/26	3,171,586

111

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Ohio (continued)
$3,300,000	Ohio Water Development Authority Water Pollution Control Loan Fund Pollution Control Revenue Bonds, Series B, 5.00%, 06/01/24	$3,390,892
10,000,000	Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bond, Series 2015-A, 5.00%, 12/01/24	10,355,668
10,285,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, 5.00%, 06/01/28	11,117,963
14,000,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/29	15,267,953
3,575,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series B, 5.00%, 06/01/26	3,779,473
10,000,000	State of Ohio Advance Refunding GO, Series A, 5.00%, 12/15/24	10,351,473
1,690,000	State of Ohio Department of Administration Telecommunications Improvements COP, 5.00%, 09/01/24	1,740,288
1,445,000	State of Ohio Department of Administration Telecommunications Improvements COP, 5.00%, 09/01/24	1,487,998
2,000,000	State of Ohio Mental Health Facility Improvements Revenue Bonds, Series A, 5.00%, 06/01/25	2,081,091
1,415,000	State of Ohio Public Improvements Revenue Bonds, Series A, 5.00%, 02/01/24	1,444,397
5,000,000	State of Ohio School Improvements GO, Series B, 5.00%, 06/15/23	5,058,430
5,445,000	State of Ohio University and College Improvements GO, Series A, 5.00%, 05/01/28	5,656,604
		85,999,960
Principal Amount		Value
Oklahoma — 0.5%
$5,675,000	Oklahoma City Water Utilities Trust Advance Refunding Revenue Bonds, 3.68%, 07/01/29	$5,218,010
2,000,000	Oklahoma Turnpike Authority Refunding Revenue Bonds, Series A, 5.00%, 01/01/26	2,091,738
2,000,000	Oklahoma Turnpike Authority Refunding Revenue Bonds, Series A, 5.00%, 01/01/28	2,138,541
5,000,000	Oklahoma Turnpike Authority Refunding Revenue Bonds, Series D, 5.00%, 01/01/26	5,229,346
2,985,000	Oklahoma Turnpike Authority Refunding Revenue Bonds, Series D, 5.00%, 01/01/28	3,191,772
		17,869,407
Oregon — 0.8%
5,000,000	City of Portland Sewer System Revenue Sewer Improvements Revenue Bonds, Series A, 5.00%, 03/01/30	5,474,412
5,000,000	Port of Portland Airport & Marina Improvements Revenue Bonds, Series 28, 5.00%, 07/01/32	5,088,476
5,000,000	Port of Portland Airport & Marina Improvements Revenue Bonds, Series 28, 5.00%, 07/01/33	5,071,075
3,290,000	State of Oregon Advance Refunding GO, Series M, 5.00%, 11/01/23	3,348,941
10,350,000	State of Oregon Facilities Improvements GO, Series A, 5.00%, 05/01/25	10,774,913
		29,757,817
Pennsylvania — 2.0%
10,000,000	Commonwealth of Pennsylvania Advance Refunding GO, 5.00%, 07/15/26	10,575,037
8,245,000	General Authority of Southcentral Pennsylvania Pre-refunded Refunding Revenue Bonds, Series A, 5.00%, 06/01/44(a)	8,468,240

112

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Pennsylvania (continued)
$7,870,000	Pennsylvania Higher Educational Facilities Authority Advance Refunding Revenue Bonds, Series B, 5.00%, 10/01/23	$7,998,903
3,500,000	Pennsylvania Intergovernmental Cooperation Authority Special Tax Revenue Refunding Bonds, 5.00%, 06/15/23	3,539,176
1,700,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/25	1,766,125
7,000,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/26	7,351,868
5,890,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/27	6,256,128
6,275,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/28	6,727,838
8,500,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/29	9,184,122
6,500,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/30	7,061,684
6,000,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/31	6,532,868
		75,461,989
Rhode Island — 0.2%
6,950,000	Rhode Island Commerce Corp. Grant Anticipation Current Refunding Revenue, Series A, 5.00%, 06/15/23	7,014,116
1,045,000	State of Rhode Island Advance Refunding COP, Series D, 5.00%, 04/01/25	1,082,838
Principal Amount		Value
Rhode Island (continued)
$1,010,000	State of Rhode Island University & College Improvements COP, Series A, 5.00%, 06/01/25	$1,048,922
		9,145,876
South Carolina — 0.4%
4,010,000	Darlington County School District School Improvement GO, (South Carolina School District Enhancement), 5.00%, 03/01/27	4,273,551
2,950,000	Spartanburg County School District No 5 School Improvements GO, (South Carolina School District Enhancement), 5.00%, 03/01/27	3,143,884
3,150,000	Spartanburg County School District No 5 School Improvements GO, (South Carolina School District Enhancement), 5.00%, 03/01/28	3,397,915
3,310,000	Spartanburg County School District No 5 School Improvements GO, (South Carolina School District Enhancement), 5.00%, 03/01/29	3,606,730
		14,422,080
South Dakota — 0.1%
2,125,000	South Dakota Conservancy District Water Utility Improvements Revenue Bonds, 5.00%, 08/01/29	2,335,054
2,455,000	South Dakota Conservancy District Water Utility Improvements Revenue Bonds, Series B, 5.00%, 08/01/29	2,522,857
		4,857,911
Tennessee — 0.1%
1,000,000	County of Montgomery Advance Refunding School Improvements GO, 5.00%, 04/01/26	1,051,469
2,165,000	Tennessee State School Bond Authority Pre-refunded Advance Refunding Revenue Bonds, Series B, (State Aid Intercept Program), 5.00%, 11/01/30(a)	2,268,421
		3,319,890

113

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Texas — 10.4%
$1,000,000	Alamo Community College District University & College Improvements GO, 5.00%, 02/15/24	$1,021,768
2,000,000	Alamo Community College District University & College Improvements GO, 5.00%, 02/15/26	2,101,927
2,500,000	Alamo Community College District University & College Improvements GO, 5.00%, 02/15/27	2,661,767
2,000,000	Alamo Community College District University & College Improvements GO, 5.00%, 02/15/28	2,154,269
3,000,000	Alamo Community College District University & College Improvements GO, 5.00%, 02/15/30	3,291,548
1,335,000	Allen Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/23	1,341,912
1,720,000	Alvin Independent School District Improvements Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/26	1,809,300
1,315,000	Austin Community College District Refunding GO, 5.00%, 08/01/27	1,389,532
7,000,000	Board of Regents of the University of Texas System Advance Refunding Revenue Bonds, Series C, 5.00%, 08/15/26	7,413,220
5,000,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/32	5,574,818
1,065,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/29	1,090,387
5,000,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/31	5,548,355
Principal Amount		Value
Texas (continued)
$4,000,000	Board of Regents of the University of Texas System University and College Improvements Revenue, Series D, 5.00%, 08/15/23	$4,058,188
1,075,000	Bonham Independent School District Improvements GO, (PSF-GTD), 5.00%, 08/01/27	1,136,706
1,700,000	City of Austin Public Improvements GO, 5.00%, 11/01/22	1,700,000
1,465,000	City of Austin Public Improvements GO, 5.00%, 09/01/26	1,509,383
2,000,000	City of Austin TX Airport System Revenue Airport & Marina Improvements Revenue Bonds, 5.00%, 11/15/25	2,050,099
5,000,000	City of Austin TX Airport System Revenue Airport & Marina Improvements Revenue Bonds, 5.00%, 11/15/28	5,155,468
1,250,000	City of Austin TX Airport System Revenue Airport & Marina Improvements Revenue Bonds, 5.00%, 11/15/32	1,281,718
1,000,000	City of Austin TX Water & Wastewater System Revenue Current Refunding Revenue Bonds, 5.00%, 11/15/27	1,069,281
2,185,000	City of Austin TX Water & Wastewater System Revenue Current Refunding Revenue Bonds, 5.00%, 11/15/30	2,404,453
1,000,000	City of Austin TX Water & Wastewater System Revenue Current Refunding Revenue Bonds, 5.00%, 11/15/35	1,087,704
4,000,000	City of Austin TX Water & Wastewater System Revenue Current Refunding Revenue Bonds, 5.00%, 11/15/26	4,231,590
5,000,000	City of Austin Water & Wastewater System Advance Refunding Revenue Bonds, 5.00%, 11/15/29	5,276,766

114

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Texas (continued)
$4,020,000	City of College Station Improvements Advance Refunding GO, 5.00%, 02/15/25	$4,163,617
2,075,000	City of Denton Public Improvements GO, 5.00%, 02/15/23	2,085,563
1,715,000	City of Denton Public Improvements GO, 5.00%, 02/15/24	1,752,550
1,290,000	City of Denton Public Improvements GO, 5.00%, 02/15/28	1,352,463
5,000,000	City of El Paso TX Water & Sewer Revenue Water Utility Improvements Revenue Bonds, 5.00%, 03/01/30	5,457,532
1,250,000	City of El Paso Water & Sewer Refunding Revenue Bonds, 5.00%, 03/01/26(a)	1,278,765
5,145,000	City of Fort Worth Water & Sewer System Improvements Refunding Revenue Bonds, 5.00%, 02/15/25	5,334,556
1,000,000	City of Houston TX Airport System Revenue Refunding Revenue Bonds, Sub-Series A, 5.00%, 07/01/24	1,014,582
1,000,000	City of Houston TX Airport System Revenue Refunding Revenue Bonds, Sub-Series A, 5.00%, 07/01/27	1,030,893
1,000,000	City of Houston TX Airport System Revenue Refunding Revenue Bonds, Sub-Series A, 5.00%, 07/01/29	1,030,856
2,460,000	City of Houston TX Airport System Revenue Refunding Revenue Bonds, Sub-Series B, 5.00%, 07/01/27	2,597,746
3,000,000	City of Houston TX Airport System Revenue Refunding Revenue Bonds, Sub-Series B, 5.00%, 07/01/28	3,192,755
5,500,000	City of Houston TX Airport System Revenue Refunding Revenue Bonds, Sub-Series C, 1.05%, 07/01/23	5,356,907
Principal Amount		Value
Texas (continued)
$2,360,000	City of McKinney Waterworks & Sewer System Revenue Sewer Improvements Refunding Revenue Bonds, 5.00%, 03/15/26	$2,475,400
1,180,000	City of Plano Waterworks & Sewer System Water Utility Improvement Revenue Bonds, 5.00%, 05/01/26	1,245,297
1,195,000	Connally Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/25	1,245,060
10,000,000	Conroe Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/28	10,791,436
2,130,000	County of Bexar Advance Refunding GO, 5.00%, 06/15/26	2,219,182
7,500,000	County of Bexar Advance Refunding GO, 5.00%, 06/15/29(a)	7,938,539
1,500,000	County of Denton Advance Refunding GO, 5.00%, 07/15/24	1,541,238
1,485,000	County of Harris Current Refunding GO, Series A, 5.00%, 10/01/24	1,533,292
1,850,000	County of Williamson Limited Tax Advance Refunding GO, 5.00%, 02/15/24	1,890,741
1,000,000	County of Williamson Public Improvements GO, 5.00%, 02/15/25	1,037,290
5,500,000	Cypress-Fairbanks Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/35	5,957,467
7,715,000	Denton Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/26(a)	7,975,262
2,500,000	Denton Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/29	2,613,134
1,085,000	Denver City Independent School District School Building GO, Series A, (PSF-GTD), 5.00%, 02/15/25	1,123,036

115

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Texas (continued)
$2,780,000	Eagle Mountain & Saginaw Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/15/24	$2,865,737
1,835,000	Eagle Mountain & Saginaw Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/27	1,936,714
1,500,000	El Paso Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/25	1,546,261
3,000,000	Fort Bend Independent School District Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/23	3,041,298
1,400,000	Fort Bend Independent School District Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/24	1,440,963
2,000,000	Fort Bend Independent School District Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/25	2,089,201
1,395,000	Frenship Independent School District Refunding GO, (PSF-GTD), 5.00%, 02/15/26(a)	1,425,224
1,285,000	Goose Creek Consolidated Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/25	1,332,630
8,000,000	Grand Parkway Transportation Corp. Highway Improvements Revenue Bonds, Series A, 5.50%, 04/01/53(a)	8,161,675
1,990,000	Harlandale Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/24	2,032,055
5,000,000	Harris County Flood Control District Refunding Revenue Bonds, Series A, 5.00%, 10/01/23	5,079,631
2,455,000	Irving Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/24	2,510,625
10,000,000	Lone Star College System Advance Refunding GO, 5.00%, 02/15/29	10,465,193
Principal Amount		Value
Texas (continued)
$1,860,000	Longview Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/23	$1,869,898
1,050,000	Longview Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/23	1,055,587
3,410,000	Manor Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/01/24	3,506,008
1,060,000	Mesquite Independent School District Advance Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/24	1,090,643
1,435,000	Mesquite Independent School District Advance Refunding GO, Series B, (PSF-GTD), 5.00%, 08/15/23	1,455,426
1,170,000	Mesquite Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/25	1,220,914
1,765,000	North Texas Municipal Water District Water System Revenue Current Refunding Revenue Bonds, 5.00%, 09/01/26	1,872,256
3,000,000	Northwest Independent School District Refunding GO, Series B, (PSF-GTD), 5.00%, 02/15/23	3,015,532
2,525,000	Northwest Independent School District Refunding GO, Series B, (PSF-GTD), 5.00%, 02/15/25	2,616,899
1,145,000	Palestine Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/23	1,150,532
1,220,000	Palestine Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/28	1,274,438
19,045,000	Permanent University Fund - Texas A&M University System Refunding Revenue Bonds, 5.50%, 07/01/28	20,271,904

116

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Texas (continued)
$10,000,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/26	$10,583,805
6,000,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/27	6,426,264
6,500,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/30	7,161,966
4,425,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/31	4,904,166
3,500,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/32	3,897,242
1,525,000	Plano Independent School District School Improvement GO, (PSF-GTD), 5.00%, 02/15/23	1,533,115
1,050,000	Point Isabel Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/01/25	1,087,835
1,995,000	Port Arthur Independent School District Advance Refunding GO, Series B, (PSF-GTD), 5.00%, 02/15/25	2,068,947
1,000,000	Prosper Independent School District School Building School Improvement GO, (PSF-GTD), 5.00%, 02/15/25	1,037,290
1,020,000	Roma Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/15/23	1,033,166
1,075,000	Roma Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/15/24	1,105,511
1,000,000	Roma Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/15/25	1,042,162
Principal Amount		Value
Texas (continued)
$1,330,000	San Antonio Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/23	$1,348,932
1,000,000	Socorro Independent School District Current Refunding GO, Series B, (PSF-GTD), 5.00%, 08/15/25	1,035,056
7,180,000	Spring Independent School District Advance Refunding GO, Series A, 5.00%, 08/15/28	7,562,998
2,500,000	State of Texas Current Refunding GO, Series B, 5.00%, 08/01/24	2,575,543
5,000,000	State of Texas Current Refunding GO, Series B, 5.00%, 08/01/25	5,220,108
2,300,000	State of Texas Highway Improvements GO, 5.00%, 04/01/27	2,423,693
3,720,000	State of Texas Highway Improvements GO, 5.00%, 04/01/44(a)	3,800,358
5,000,000	State of Texas Public Finance Authority Advance Refunding GO, 5.00%, 10/01/26	5,304,191
5,000,000	State of Texas Public Finance Authority Advance Refunding GO, 2.18%, 10/01/27	4,435,057
3,200,000	State of Texas Transportation Commission Advance Refunding GO, Series A, 5.00%, 10/01/25	3,348,846
5,000,000	State of Texas Transportation Commission Advance Refunding GO, Series A, 5.00%, 10/01/28	5,226,908
6,500,000	State of Texas Transportation Commission Highway Improvement GO, 5.00%, 04/01/25	6,753,721
1,000,000	State of Texas, Water Financial Assistance Refunding GO, Subseries B-2, 5.00%, 08/01/28	1,028,326
1,000,000	Sulphur Springs Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/26	1,057,206

117

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Texas (continued)
$3,000,000	Texas A&M University University & College Improvements Revenue Bonds, 5.00%, 05/15/30	$3,287,743
1,000,000	Texas State University System University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/24	1,024,058
5,785,000	Texas Transportation Commission State Highway Fund First Tier Advance Refunding Revenue Bonds, 5.00%, 10/01/24	5,975,303
4,250,000	Texas Transportation Commission State Highway Fund Highway Improvements Revenue Bonds Series A, 5.00%, 10/01/26	4,500,555
1,100,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/27	1,176,369
1,250,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/28	1,352,080
2,300,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/30	2,529,277
1,750,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/31	1,934,665
5,000,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/24	5,146,786
6,665,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/25	6,960,188
5,000,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/26	5,285,199
1,500,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/27	1,604,140
Principal Amount		Value
Texas (continued)
$4,050,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/29	$4,427,314
1,000,000	Trinity River Authority Central Regional Wastewater System Advance Refunding Revenue Bonds, 5.00%, 08/01/24	1,029,185
1,000,000	Trinity River Authority Central Regional Wastewater System Revenue Sewer Improvements Revenue Bonds, Series RE, 5.00%, 08/01/25	1,044,557
1,050,000	Trinity River Authority Central Regional Wastewater System Revenue Sewer Improvements Revenue Bonds, Series RE, 5.00%, 08/01/30	1,147,224
1,000,000	Trinity River Authority Central Regional Wastewater System Revenue Sewer Improvements Revenue Bonds, Series RE, 5.00%, 08/01/32	1,105,244
1,680,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/23	1,702,996
2,085,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/25	2,180,823
2,000,000	University of Houston University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/34	2,150,820
3,750,000	University of Houston University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/35	4,013,663
5,500,000	University of Houston University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/38	5,839,875
1,210,000	Wichita Falls Independent School District School Improvements GO, Series A, (PSF-GTD), 5.00%, 02/01/23	1,215,384
		395,558,422

118

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Utah — 0.8%
$10,000,000	City of Salt Lake City UT Airport Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/33	$10,116,095
2,500,000	City of Salt Lake City UT Airport Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/28	2,570,539
10,000,000	State of Utah Highway Improvements GO, 5.00%, 07/01/26	10,619,315
2,300,000	University of Utah Revenue Bonds, Series B, 5.00%, 08/01/30	2,527,640
1,800,000	University of Utah Revenue Bonds, Series B, 5.00%, 08/01/31	1,985,675
1,300,000	University of Utah Revenue Bonds, Series B, 5.00%, 08/01/32	1,440,184
		29,259,448
Virginia — 4.3%
7,800,000	City of Harrisonburg GO, Series A, (State Aid Withholding), 5.00%, 07/15/27	8,316,156
7,615,000	City of Harrisonburg GO, Series A, (State Aid Withholding), 5.00%, 07/15/29	8,292,124
7,430,000	Commonwealth of Virginia Advance Refunding GO, Series B, (State Aid Withholding), 5.00%, 06/01/28	7,746,214
5,000,000	County of Fairfax School Improvements GO, Series A, (State Aid Withholding), 5.00%, 10/01/27	5,353,669
7,965,000	County of Fairfax School Improvements GO, Series A, (State Aid Withholding), 5.00%, 10/01/29	8,515,675
7,530,000	County of Loudoun Public Facilities GO, Series A, (State Aid Withholding), 5.00%, 12/01/26	8,023,273
6,880,000	Hampton Roads Sanitation District Refunding Revenue Bonds, Sub-Series B, 2.10%, 08/01/46(b)	6,880,000
Principal Amount		Value
Virginia (continued)
$3,000,000	Hampton Roads Transportation Accountability Commission Highway Improvements Revenue Bonds, Series A, 5.00%, 07/01/35	$3,250,165
15,000,000	Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, 5.00%, 07/01/26	15,738,209
1,170,000	Prince William County Industrial Development Authority Public Improvements Refunding Revenue Bonds, Series A, 5.00%, 10/01/24	1,207,388
5,725,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/27	6,101,828
5,000,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/28	5,380,791
6,540,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/29	7,108,388
3,375,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/31	3,712,633
2,000,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/32	2,209,316
5,000,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/38	5,383,401
10,000,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/39	10,714,454
5,375,000	Virginia Commonwealth Transportation Board Advance Refunding Revenue Bonds, Series A, 5.00%, 05/15/28	5,765,395
5,000,000	Virginia Commonwealth Transportation Board Transit Improvements Revenue Bonds, 5.00%, 05/15/27	5,279,401

119

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Virginia (continued)
$8,000,000	Virginia Public Building Authority Public Facilities Revenue Bonds, Series A, Group 1, 5.00%, 08/01/24	$8,232,108
4,450,000	Virginia Public School Authority Advance Refunding Revenue Bonds, 5.00%, 08/01/24	4,584,467
9,000,000	Virginia Public School Authority Current Refunding Revenue Bonds, Series B, 5.00%, 08/01/23	9,123,538
2,280,000	Virginia Public School Authority School Improvements Revenue Bonds, Series 2022, (State Aid Withholding), 5.00%, 02/01/27	2,425,424
3,325,000	Virginia Public School Authority School Improvements Revenue Bonds, Series 2022, (State Aid Withholding), 5.00%, 02/01/28	3,579,883
3,410,000	Virginia Public School Authority School Improvements Revenue Bonds, Series 2022, (State Aid Withholding), 5.00%, 02/01/29	3,712,361
4,230,000	Virginia Public School Authority School Improvements Revenue Bonds, Series 2022, (State Aid Withholding), 5.00%, 02/01/30	4,651,084
2,000,000	Virginia Resources Authority Advance Refunding Revenue, 5.00%, 11/01/26	2,127,899
		163,415,244
Washington — 5.5%
5,000,000	Central Puget Sound Regional Transit Authority Current Refunding Revenue Bonds, Series S-1, 5.00%, 11/01/24	5,166,294
5,000,000	Central Puget Sound Regional Transit Authority Current Refunding Revenue Bonds, Series S-1, 5.00%, 11/01/25	5,243,218
10,000,000	Central Puget Sound Regional Transit Authority Current Refunding Revenue Bonds, Series S-1, 5.00%, 11/01/30	11,075,875
Principal Amount		Value
Washington (continued)
$10,000,000	Central Puget Sound Regional Transit Authority Current Refunding Revenue Bonds, Series S-1, 5.00%, 11/01/31	$11,115,511
1,050,000	Chelan County School District No 228 Cascade School Improvements GO, (School Board GTY), 5.00%, 12/01/26	1,109,691
1,600,000	Clark County Public Utility District No 1 Refunding Revenue Bonds, 5.00%, 01/01/27	1,670,948
1,035,000	County of King Refunding GO, 5.00%, 07/01/25	1,071,912
5,395,000	County of King Refunding GO, 5.00%, 07/01/26	5,580,338
9,000,000	County of King School District No 411 Issaquah School Improvement GO, (School Board GTY), 5.00%, 12/01/32	9,593,542
10,000,000	County of King Sewer Improvements GO, Series A, 5.00%, 01/01/30	11,001,220
8,000,000	County of King WA Sewer Revenue Sewer Improvement Revenue Bonds, Series B, 5.00%, 07/01/29	8,654,642
10,000,000	Energy Northwest Advance Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	10,569,641
5,000,000	Port of Seattle Airport & Marina Improvements Refunding Revenue Bonds, Series C, 5.00%, 08/01/29	5,205,714
6,885,000	Port of Seattle Current Refunding Revenue Bonds, 5.00%, 09/01/25	7,117,503
5,000,000	Port of Seattle Refunding GO, 5.00%, 06/01/24	5,137,715
1,120,000	Skagit County Consolidated School District No 320 Mount Vernon School Improvements Refunding GO, (School Board GTY), 5.00%, 12/01/23	1,140,921
5,000,000	Snohomish County School District No 201 Refunding GO, (School Board GTY), 5.00%, 12/01/25	5,130,710

120

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Washington (continued)
$2,410,000	State of Washington Current Refunding GO, Series R-2020C, 5.00%, 07/01/25	$2,514,987
10,000,000	State of Washington Current Refunding GO, Series R-2022C, Group 1, 5.00%, 07/01/23	10,122,097
10,000,000	State of Washington Current Refunding GO, Series R-2022C, Group 1, 5.00%, 07/01/24	10,290,436
10,000,000	State of Washington Current Refunding GO, Series R-2022C, Group 1, 5.00%, 07/01/25	10,435,632
10,000,000	State of Washington Current Refunding GO, Series R-2022C, Group 1, 4.00%, 07/01/26	10,230,982
10,000,000	State of Washington Current Refunding GO, Series R-2022D, Group 1, 5.00%, 07/01/23	10,122,097
10,000,000	State of Washington Current Refunding GO, Series R-2022D, Group 1, 5.00%, 07/01/24	10,290,436
10,000,000	State of Washington Current Refunding GO, Series R-2022D, Group 1, 5.00%, 07/01/25	10,435,632
6,650,000	State of Washington Highway Improvements GO, Series D, 5.00%, 02/01/43	6,840,529
5,475,000	State of Washington Public Improvements GO, Series C, 5.00%, 02/01/30	5,662,664
2,760,000	State of Washington Public Improvements GO, Series D, 5.00%, 02/01/24	2,821,082
8,975,000	State of Washington School Improvements GO, Series C, 5.00%, 02/01/44	9,367,470
4,435,000	Yakima County School District No 7 Yakima Advance Refunding GO, (School Board GTY), 5.00%, 12/01/24	4,579,176
		209,298,615
Principal Amount		Value
Wisconsin — 1.4%
$4,700,000	State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Advance Refunding Revenue Bonds, 5.00%, 06/01/29(a)	$4,812,647
1,000,000	State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Advance Refunding Revenue Bonds, Series 1, 5.00%, 06/01/23	1,010,305
1,000,000	State of Wisconsin Current Refunding GO, Series 4, 5.00%, 05/01/28	1,085,482
1,500,000	State of Wisconsin Current Refunding GO, Series 4, 5.00%, 05/01/29	1,645,617
2,000,000	State of Wisconsin Current Refunding GO, Series 4, 5.00%, 05/01/30	2,216,155
2,500,000	State of Wisconsin Current Refunding GO, Series 4, 5.00%, 05/01/31	2,789,989
2,330,000	State of Wisconsin Current Refunding GO, Series 4, 5.00%, 05/01/32	2,614,424
10,000,000	State of Wisconsin Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/29	10,655,337
1,200,000	State of Wisconsin General Fund Advance Refunding Revenue Bonds, Series B, 5.00%, 05/01/27	1,260,734
1,900,000	State of Wisconsin Refunding Bonds GO, Series 3, 5.00%, 11/01/25(a)	1,900,000
1,000,000	State of Wisconsin Refunding GO, Series 1, 5.00%, 05/01/24	1,009,147
8,000,000	State of Wisconsin University & College Improvements GO, Series A, 5.00%, 05/01/32	8,832,634
6,000,000	Wisconsin Department of Transportation Advance Refunding Revenue Bonds, Series 1, 1.01%, 07/01/26	5,241,093
7,250,000	Wisconsin Health & Educational Facilities Authority Advance Refunding Revenue Bonds, 5.00%, 08/15/54(b)	7,518,420

121

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value
Wisconsin (continued)
$2,250,000	Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds, Series A, 5.13%, 04/15/31(a)	$2,269,552
		54,861,536
Total Municipal Bonds (Cost $3,791,089,103)		3,568,979,417

CORPORATE BONDS — 0.7%
United States — 0.7%
1,675,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27	1,409,012
3,000,000	BayCare Health System, Inc., Series 2020, 2.61%, 11/15/22	2,997,259
5,000,000	Baylor Scott & White Holdings, Series 2021, 0.83%, 11/15/25	4,355,722
8,000,000	Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 1.91%, 09/01/30	6,438,177
5,000,000	Leland Stanford Junior University, 1.29%, 06/01/27	4,269,359
10,000,000	Yale University, Series 2020, 0.87%, 04/15/25	9,102,351

Total Corporate Bonds (Cost $32,711,711)		28,571,880

U.S. GOVERNMENT SECURITIES — 4.5%
U.S. Treasury Bills — 3.4%
130,000,000	3.01%, 11/29/22(d)	129,638,527
U.S. Treasury Notes — 1.1%
50,000,000	1.88%, 02/15/32	41,531,250
Total U.S. Government Securities (Cost $171,222,709)		171,169,777

Shares		Value
INVESTMENT COMPANY — 3.5%
133,359,887	SEI Daily Income Trust Government II Fund - Class A, 2.89%(e)	$133,359,887
Total Investment Company (Cost $133,359,887)		133,359,887
TOTAL INVESTMENTS — 102.3%
(Cost $4,128,383,410)
		$3,902,080,961
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.3)%		(87,722,128)
NET ASSETS — 100.0%		$3,814,358,833

(a)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)	Floating rate security. Rate shown is the rate in effect as of October 31, 2022.
(c)	These securities are subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.
(d)	Zero coupon security. The rate represents the yield at time of purchase.
(e)	The rate shown represents the current yield as of October 31, 2022.

The following abbreviations are used in the report:

AGM — Assured Guaranty Municipal Corp.

COP — Certificates of Participation

GO — General Obligation

GTY — Guaranty

PSF-GTD — Permanent School Fund Guarantee

122

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments	October 31, 2022

Principal
Amount		Value
MUNICIPAL BONDS — 91.7%
California — 91.7%
$6,000,000	Bay Area Toll Authority Pre-refunded Highway Improvements Revenue Bonds, Sub-Series S-4, 5.00%, 04/01/43(a)	$6,048,974
15,000,000	Bay Area Toll Authority Pre-refunded Highway Improvements Revenue Bonds, Sub-Series S-4, 5.25%, 04/01/48(a)	15,137,729
1,550,000	California Educational Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 10/01/23	1,575,528
1,000,000	California Health Facilities Financing Authority Current Refunding Revenue Bonds, 5.00%, 11/01/23	1,017,619
1,565,000	California Infrastructure & Economic Development Bank Current Refunding Revenue Bond, Series A-1, 5.00%, 04/01/33	1,779,171
2,000,000	California Infrastructure & Economic Development Bank Revenue Bond, 5.00%, 10/01/35	2,148,765
1,785,000	California State University & College Improvements Revenue Bonds, Series A, 5.00%, 11/01/24	1,846,817
5,000,000	California State University Current Refunding Revenue Bonds, Series A, 5.00%, 11/01/47	5,080,990
5,000,000	Carlsbad Unified School District School Improvements GO, Series B, 6.00%, 05/01/34	5,187,202
1,260,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/26	1,338,068
1,100,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/27	1,184,826
2,375,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/28	2,592,019
Principal
Amount		Value
California (continued)
$4,000,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/30	$4,462,550
900,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/32	1,017,575
1,750,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/34	1,929,163
3,000,000	City & County of San Francisco Public Improvements GO, Series R1, 5.00%, 06/15/29	3,312,601
2,500,000	City & County of San Francisco Refunding Notes COP, 5.00%, 04/01/23	2,517,202
1,000,000	City of Los Angeles Department of Airports Airport & Marina Improvements Refunding Revenue Bonds, 5.00%, 05/15/34	1,089,013
1,000,000	City of Los Angeles Department of Airports Airport & Marina Improvements Refunding Revenue Bonds, 4.00%, 05/15/35	932,522
2,000,000	City of Los Angeles Department of Airports Airport & Marina Improvements Refunding Revenue Bonds, Series A, 5.00%, 05/15/31	2,064,734
2,590,000	City of Los Angeles Department of Airports Airport & Marina Improvements Refunding Revenue Bonds, Series A, 5.00%, 05/15/32	2,647,653
6,000,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, 5.00%, 05/15/40	6,252,301
3,000,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, Series C, 5.00%, 05/15/23	3,029,471
1,500,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, Series C, 5.00%, 05/15/24	1,539,791

123

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal
Amount		Value
California (continued)
$5,000,000	City of Los Angeles Wastewater System Revenue Current Refunding Revenue Bonds, Series C, 5.00%, 06/01/23	$5,053,548
5,000,000	City of Los Angeles Wastewater System Revenue Current Refunding Revenue Bonds, Series C, 5.00%, 06/01/24	5,137,715
3,000,000	City of Los Angeles Wastewater System Revenue Current Refunding Revenue Bonds, Series C, 5.00%, 06/01/25	3,132,976
2,550,000	City of Los Angeles Wastewater System Revenue Refunding Revenue Bonds, Sub-Series A, 5.00%, 06/01/25	2,576,132
1,800,000	City of Los Angeles Wastewater System Revenue Refunding Revenue Bonds, Sub-Series A, 5.00%, 06/01/27	1,818,238
1,900,000	City of San Francisco Public Utilities Commission Water Revenue Advance Refunding Revenue Bonds, 5.00%, 11/01/28	1,982,078
2,500,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/24	2,577,265
3,250,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/25	3,407,898
2,000,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/26	2,129,313
1,600,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/27	1,727,835
1,955,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/28	2,139,201
1,005,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/29	1,113,301
900,000	East Bay Municipal Utility District Water System Revenue Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/30	1,003,092
Principal
Amount		Value
California (continued)
$1,700,000	East Bay Municipal Utility District Water System Revenue Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/31	$1,911,515
1,000,000	East Bay Municipal Utility District Water System Revenue Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/32	1,131,278
1,500,000	Eastern Municipal Water District Financing Authority Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/36	1,613,402
1,000,000	Eastern Municipal Water District Financing Authority Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/37	1,069,049
1,100,000	Los Angeles Community College District Refunding GO, Series A, 5.00%, 08/01/29(a)	1,134,565
1,000,000	Los Angeles Community College District University & College Improvements GO, Series 2008-F, 5.00%, 08/01/24(a)	1,014,247
4,000,000	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Transit Improvements Revenue Bonds, Series A, 5.00%, 06/01/29	4,402,377
2,065,000	Los Angeles Department of Water & Power Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/23	2,071,356
1,125,000	Los Angeles Department of Water & Power Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/39	1,179,292
5,000,000	Los Angeles Department of Water & Power Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/24	5,150,141
600,000	Los Angeles Department of Water & Power Current Refunding Revenue Bonds, Series B, 5.00%, 01/01/24	611,954

124

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal
Amount		Value
California (continued)
$1,000,000	Los Angeles Department of Water & Power Water System Revenue Current Refunding Revenue Bonds, Series C, 5.00%, 07/01/35	$1,094,322
2,170,000	Los Angeles Department of Water & Power Water System Revenue Current Refunding Revenue Bonds, Series C, 5.00%, 07/01/36	2,358,611
850,000	Miracosta Community College District University & College Improvements GO, Series 2016-C, 5.00%, 08/01/30	956,582
800,000	Miracosta Community College District University & College Improvements GO, Series 2016-C, 5.00%, 08/01/34	903,328
1,000,000	Miracosta Community College District University & College Improvements GO, Series 2016-C, 5.00%, 08/01/35	1,119,636
1,100,000	Mount San Jacinto Community College District University & College Improvements GO, Series 2014-A, 5.00%, 08/01/28	1,151,574
2,000,000	Municipal Improvement Corp. of Los Angeles Refunding Revenue Bonds, Series A, 5.00%, 11/01/24(a)	2,050,936
3,000,000	Orange County Sanitation District Advance Refunding Revenue Bonds, Series A, 5.00%, 02/01/34	3,068,556
1,145,000	Regents of the University of California Medical Center Pooled Revenue Current Refunding Revenue Bonds, Series L, 5.00%, 05/15/24	1,175,720
1,310,000	Regents of the University of California Medical Center Pooled Revenue Pre-refunded Revenue Bonds, Series J, 5.00%, 05/15/24(a)	1,322,408
Principal
Amount		Value
California (continued)
$6,150,000	Regents of the University of California Medical Center Pooled Revenue Pre-refunded Revenue Bonds, Series J, 5.25%, 05/15/27(a)	$6,216,357
1,100,000	Rio Hondo Community College District Current Refunding GO, Series B, 5.00%, 08/01/24	1,132,293
870,000	Riverside County Transportation Commission Pre-refunded Refunding Revenue Bond, Series A, 5.25%, 06/01/24(a)	880,608
3,000,000	Sacramento Municipal Utility District Refunding Revenue Bonds, Sub-Series A, 5.00%, 08/15/49(b)	3,026,041
1,000,000	Sacramento Municipal Utility District Current Refunding Revenue Bonds, Series J, 5.00%, 08/15/27	1,078,629
1,500,000	Sacramento Municipal Utility District Current Refunding Revenue Bonds, Series J, 5.00%, 08/15/28	1,637,996
1,000,000	Sacramento Municipal Utility District Current Refunding Revenue Bonds, Series J, 5.00%, 08/15/30	1,114,406
3,500,000	Sacramento Municipal Utility District Electric Light & Power Improvements Revenue Bonds, Series H, 5.00%, 08/15/36	3,728,601
4,000,000	San Bernardino Community College District Advance Refunding GO, 1.61%, 08/01/27	3,412,494
870,000	San Diego County Regional Airport Authority Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/34	927,358
1,000,000	San Diego County Regional Airport Authority Airport & Marina Improvements Revenue Bonds, Series A, 4.00%, 07/01/35	927,134

125

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal
Amount		Value
California (continued)
$1,000,000	San Diego County Regional Airport Authority Airport & Marina Improvements Revenue Bonds, Series A, 4.00%, 07/01/46	$858,227
1,800,000	San Diego County Water Authority Refunding Revenue Bonds, Sub-Series S1, 5.00%, 05/01/28	1,950,598
650,000	San Diego County Water Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 05/01/32	730,485
1,000,000	San Francisco Bay Area Rapid Transit District Transit Improvements GO, Series 2016-D1, 5.00%, 08/01/31	1,122,283
1,500,000	San Francisco Bay Area Rapid Transit District Transit Improvements GO, Series B-1, 5.00%, 08/01/24	1,546,876
2,000,000	San Francisco City & County Airport Comm-San Francisco International Airport Advance Refunding Current Revenue Bonds, Series A, 5.00%, 05/01/26	2,099,878
2,000,000	San Francisco City & County Airport Comm-San Francisco International Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/31	2,069,219
2,500,000	San Francisco City & County Airport Comm-San Francisco International Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/32	2,566,281
3,000,000	San Francisco City & County Airport Comm-San Francisco International Airport Current Refunding Revenue Bonds, Series H, 5.00%, 05/01/29	3,098,090
5,000,000	San Francisco City & County Airport Comm-San Francisco International Airport Port Airport & Marina Improvements Revenue Bonds, Series C, 5.00%, 05/01/46	4,958,218
Principal
Amount		Value
California (continued)
$1,025,000	San Francisco City & County Airport Comm-San Francisco International Airport Port Airport & Marina Improvements Revenue Bonds, Series E, 5.00%, 05/01/40	$1,009,644
4,225,000	San Francisco City & County Airport Comm-San Francisco International Airport Refunding Revenue Bonds, Series B, 5.00%, 05/01/27	4,497,748
2,620,000	San Francisco City & County Airport Comm-San Francisco International Airport Refunding Revenue Bonds, Series B, 5.00%, 05/01/28	2,820,853
830,000	San Jose Evergreen Community College District Advance Refunding GO, 5.00%, 09/01/24	855,444
1,000,000	San Mateo Union High School District Refunding GO, 5.00%, 09/01/27(a)	1,032,457
1,000,000	San Ramon Valley Unified School District School Improvements GO, 5.00%, 08/01/24	1,031,078
1,540,000	Santa Clarita Community College District Refunding GO, 5.00%, 08/01/24(a)	1,561,596
4,000,000	State of California Current Refunding GO, 5.00%, 11/01/28	4,356,673
3,250,000	State of California Current Refunding GO, 5.00%, 04/01/42	3,370,850
3,900,000	State of California Current Refunding GO, 5.00%, 12/01/28	4,247,198
3,000,000	State of California Current Refunding GO, 5.00%, 08/01/24	3,092,201
4,770,000	State of California Current Refunding GO, Group C, 5.00%, 08/01/27	4,944,781
2,000,000	State of California Department of Water Resources Water Utility Improvements Revenue Bonds, Series BB, 5.00%, 12/01/32	2,234,435

126

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal
Amount		Value
California (continued)
$1,000,000	State of California Multi Utility Improvements GO, 5.00%, 10/01/25	$1,049,069
2,250,000	State of California Public Improvements GO, 5.00%, 09/01/32	2,525,036
1,000,000	State of California Refunding GO, 5.00%, 10/01/25	1,031,017
5,000,000	State of California Refunding GO, 5.00%, 10/01/26	5,154,144
3,000,000	State of California Water Utility Improvements GO, 5.00%, 11/01/29	3,303,601
10,000,000	State of California Water Utility Improvements GO, 5.00%, 04/01/28	10,818,161
4,000,000	State of California Water Utility Improvements GO, 5.00%, 04/01/29	4,376,988
3,500,000	State of California Water Utility Improvements GO, 5.00%, 04/01/30	3,863,400
1,955,000	University of California Advance Refunding Revenue Bonds, Series AY, 5.00%, 05/15/24	2,008,934
1,465,000	University of California Advance Refunding Revenue Bonds, Series S, 5.00%, 05/15/34	1,622,502
1,270,000	University of California Current Pre-refunded Refunding Revenue Bonds, Series AF, 5.00%, 05/15/26(a)	1,282,706
10,000,000	University of California Refunding Revenue Bonds, Series AK, 5.00%, 05/15/48(b)	10,098,238
2,500,000	University of California University & College Improvements Revenue Bonds, Series BE, 5.00%, 05/15/33	2,750,891
4,215,000	University of California University & College Improvements Revenue Bonds, Series BK, 5.00%, 05/15/32	4,778,126
1,645,000	Ventura County Public Financing Authority Advance Refunding Revenue Bonds, Series A, 1.32%, 11/01/25	1,478,115
Principal
Amount		Value
California (continued)
$2,295,000	Ventura County Public Financing Authority Advance Refunding Revenue Bonds, Series A, 1.54%, 11/01/26	$2,001,717
3,970,000	Ventura County Public Financing Authority Advance Refunding Revenue Bonds, Series A, 1.96%, 11/01/28	3,299,343
1,000,000	Western Municipal Water District Facilities Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 10/01/37	1,073,805

Total Municipal Bonds (Cost $305,717,202)		288,674,548

CORPORATE BONDS — 0.5%
United States — 0.5%
2,000,000	Stanford Health Care, Series 2020, 3.31%, 08/15/30	1,719,972
Total Corporate Bonds (Cost $2,000,000)		1,719,972

U.S. GOVERNMENT SECURITIES — 5.9%
U.S. Treasury Bills — 3.9%
12,500,000	3.01%, 11/29/22(c)	12,465,243
U.S. Treasury Notes — 2.0%
7,500,000	1.88%, 02/15/32	6,229,688
Total U.S. Government Securities (Cost $18,707,040)		18,694,931

Shares
INVESTMENT COMPANY — 1.5%
4,662,063	SEI Daily Income Trust Government II Fund - Class A, 2.89%(d)	4,662,063
Total Investment Company (Cost $4,662,063)		4,662,063
TOTAL INVESTMENTS — 99.6% (Cost $331,086,305)		$313,751,514
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		1,135,861
NET ASSETS — 100.0%		$314,887,375

127

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

(a)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)	Floating rate security. Rate shown is the rate in effect as of October 31, 2022.
(c)	Zero coupon security. The rate represents the yield at time of purchase.
(d)	The rate shown represents the current yield as of October 31, 2022.

The following abbreviations are used in the report:

COP — Certificates of Participation

GO — General Obligation

128

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments	October 31, 2022

Principal Amount		Value

MUNICIPAL BONDS — 93.0%
New York — 93.0%
$2,000,000	Battery Park City Authority Current Refunding Revenue Bonds, Series A, 5.00%, 11/01/25	$2,035,436
100,000	Build NYC Resource Corp. Refunding Revenue Bonds, Series A, 5.00%, 06/01/24	102,708
225,000	City of New York Advance Refunding GO, Series 2015-A, 5.00%, 08/01/24	231,799
2,520,000	City of New York Advance Refunding GO, Series A, 5.00%, 08/01/26	2,664,650
875,000	City of New York Advance Refunding GO, Series C, 5.00%, 08/01/23	886,881
1,515,000	City of New York Advance Refunding GO, Series C, 5.00%, 08/01/27	1,564,937
1,190,000	City of New York Advance Refunding GO, Series D, 5.00%, 08/01/33	1,242,357
125,000	City of New York Advance Refunding GO, Series D, 5.00%, 08/01/24	128,777
100,000	City of New York Advance Refunding GO, Series E, 5.00%, 08/01/24	103,022
4,250,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/27	4,546,988
4,250,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/24	4,378,423
2,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/26	2,114,802
2,500,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/28	2,702,804
1,250,000	City of New York Current Refunding GO, Series C-1, 5.00%, 08/01/25	1,304,358
10,000,000	City of New York Current Refunding GO, Series C-1, 5.00%, 08/01/26	10,574,009
5,750,000	City of New York Current Refunding GO, Series E, 5.00%, 08/01/24	5,923,749
Principal Amount		Value

New York (continued)
$5,000,000	City of New York GO, Series A-1, 5.00%, 08/01/32	$5,464,820
1,110,000	City of New York Public Improvements GO, Series 2018-1, 5.00%, 08/01/25	1,158,270
1,500,000	City of New York Public Improvements GO, Sub-Series H-A, 5.00%, 01/01/25(a)	1,552,166
2,025,000	City of New York Public Improvements GO, Sub-Series I-1, 5.00%, 03/01/25	2,067,611
325,000	City of New York Refunding GO, Series J, 5.00%, 08/01/24	334,821
2,860,000	County of Westchester NY Public Improvements GO, Series A, 5.00%, 10/15/29	3,164,713
125,000	Erie County Industrial Development Agency City School District of the City of Buffalo Project Advance Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/24	128,147
1,000,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/23	1,008,900
1,000,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/24	1,025,173
1,000,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/25	1,040,811
1,000,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/26	1,054,998
1,025,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/29	1,121,411

129

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value

New York (continued)
$1,500,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/31	$1,668,198
1,200,000	Long Island Power Authority Electric Light & Power Improvements Revenue Bonds, 5.00%, 09/01/35	1,252,425
7,550,000	Long Island Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 4.00%, 09/01/34	7,274,166
500,000	Long Island Power Authority Electric System General Revenue Bonds, 5.00%, 09/01/25	522,357
1,600,000	Long Island Power Authority Revenue Bonds, Series A, 5.00%, 09/01/24	1,647,323
1,500,000	Long Island Power Authority Revenue Bonds, Series A, 5.00%, 09/01/25	1,567,071
1,025,000	Long Island Power Authority Revenue Bonds, Series A, 5.00%, 09/01/26	1,085,393
1,000,000	Long Island Power Authority Revenue Bonds, Series A, 5.00%, 09/01/30	1,101,797
2,000,000	Metropolitan Transportation Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 11/15/26	2,116,347
1,335,000	Metropolitan Transportation Authority Current Pre-refunded Revenue Bonds, Series F, 5.00%, 11/15/30(b)	1,335,797
165,000	Metropolitan Transportation Authority Current Refunding Revenue Bonds, Series F, 5.00%, 11/15/30	165,098
1,500,000	Metropolitan Transportation Authority Green Bond Refunding Revenue Bonds, Sub-Series A1, 5.00%, 11/15/48(c)	1,517,230
2,570,000	Metropolitan Transportation Authority Green Bond Revenue Bonds, Series B-2, 5.00%, 11/15/23	2,613,584
Principal Amount		Value

New York (continued)
$250,000	Metropolitan Transportation Authority Green Bond Revenue Bonds, Series C-1, 5.00%, 11/15/23	$253,218
6,545,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series A, 5.00%, 11/15/35	6,894,841
2,500,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series A, 5.00%, 11/15/29	2,502,249
2,500,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series B-1, 5.00%, 11/15/29(a)	2,534,211
8,000,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series D-1, 5.00%, 11/01/27(a)	8,000,000
2,000,000	Metropolitan Transportation Authority Transit Improvements Revenue Bonds, Sub-Series A-1, 5.00%, 11/15/33	1,990,558
375,000	Metropolitan Transportation Authority Transportation Green Bond Advance Refunding Revenue Bonds, Series B, 5.00%, 11/15/22	375,219
600,000	Metropolitan Transportation Authority Transportation Green Bond Advance Refunding Revenue Bonds, Series B, 5.00%, 11/15/23	607,844
100,000	Monroe County Industrial Development Agency School Improvements Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/24	102,473
5,000,000	Nassau County Interim Finance Authority Current Refunding Revenue Bonds, Series A, 5.00%, 11/15/31	5,583,003
5,000,000	Nassau County Interim Finance Authority Current Refunding Revenue Bonds, Series B, 0.83%, 11/15/26	4,267,330
6,280,000	Nassau County Interim Finance Authority Current Refunding Revenue Bonds, Series B, 1.46%, 11/15/29	4,973,049

130

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value

New York (continued)
$300,000	Nassau County Sewer & Storm Water Finance Authority Refunding Revenue Bonds, Series A, 5.00%, 10/01/24	$309,699
4,000,000	New York City Housing Development Corp. Local Multifamily Housing, Sustainable Development Revenue Bonds, Series K, (Housing Finance Agency), 0.90%, 11/01/60(c)	3,597,734
2,750,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series CC, 5.00%, 06/15/25	2,870,062
7,500,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Sub-Series EE, 5.00%, 06/15/34	8,223,335
2,000,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Series CC-2, 5.00%, 06/15/26	2,068,633
2,000,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Series CC-2, 5.00%, 06/15/27	2,104,497
1,500,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Sub-Series FF-1, 5.00%, 06/15/49	1,517,843
2,000,000	New York City Municipal Water Finance Authority Refunding Revenue Bonds, Series DD-2, 5.00%, 06/15/25	2,039,730
5,000,000	New York City Municipal Water Finance Authority Refunding Revenue Bonds, Series HH, 5.00%, 06/15/28	5,215,736
1,225,000	New York City Transitional Finance Authority Building Aid Pre-refunded Revenue Bonds, Series S, (State Aid Withholding), 5.00%, 07/15/24(b)	1,258,510
Principal Amount		Value

New York (continued)
$1,035,000	New York City Transitional Finance Authority Building Aid Revenue Advance Refunding Revenue Bonds, Series S-1, (State Aid Withholding), 5.00%, 07/15/26	$1,091,193
2,300,000	New York City Transitional Finance Authority Building Aid Revenue Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/31	2,538,597
3,230,000	New York City Transitional Finance Authority Building Aid Revenue Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/32	3,552,721
700,000	New York City Transitional Finance Authority Building Aid Revenue Public Improvements Revenue Bonds, Series S, (State Aid Withholding), 5.00%, 07/15/26	724,150
150,000	New York City Transitional Finance Authority Building Aid Revenue Public Improvements Revenue Bonds, Series S-1, (State Aid Withholding), 5.00%, 07/15/25	155,369
1,960,000	New York City Transitional Finance Authority Building Aid Revenue Refunding Revenue Bonds, Sub-Series S-3, (State Aid Withholding), 5.00%, 07/15/30	2,096,467
2,000,000	New York City Transitional Finance Authority Building Aid Revenue Refunding Revenue Bonds, Sub-Series S-4A, (State Aid Withholding), 5.00%, 07/15/25	2,082,510
5,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/29	5,437,750

131

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value

New York (continued)
$3,585,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/26	$3,793,587
3,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/27	3,213,634
5,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/29	5,437,750
5,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/30	5,475,731
4,375,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, 5.00%, 08/01/24	4,504,190
7,750,000	New York City Transitional Finance Authority Future Tax Secured Revenue Cash Flow Management Revenue Bonds, Series B-1, 5.00%, 08/01/25	8,082,875
2,500,000	New York City Transitional Finance Authority Future Tax Secured Revenue Cash Flow Management Revenue Bonds, Series F-1, 5.00%, 02/01/40	2,595,311
5,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Series S, 5.00%, 05/01/34	5,339,295
3,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Revenue Bonds, Series A-1, 5.00%, 11/01/25	3,139,817
1,885,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 02/15/25	1,957,010
Principal Amount		Value

New York (continued)
$1,525,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 03/15/24	$1,562,552
1,600,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 03/15/25	1,663,236
1,000,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/32	1,096,457
3,500,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/35	3,737,370
5,000,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/50	5,257,520
1,575,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series A-2, 5.00%, 07/01/30	1,751,075
4,285,000	New York State Dormitory Authority Pre-refunded Revenue Bonds, Series A, 5.00%, 02/15/25(b)	4,443,899
3,765,000	New York State Dormitory Authority Public Improvement Revenue Bonds, Series E, 5.00%, 02/15/26(b)	3,908,829
1,455,000	New York State Dormitory Authority Public Improvement Revenue Bonds, Series E, 5.00%, 02/15/30	1,499,531
10,335,000	New York State Dormitory Authority Public Improvements Revenue Bonds, Series 2015B-B, 5.00%, 03/15/29	10,725,526
2,000,000	New York State Dormitory Authority Public Improvements Revenue Bonds, Series A, 5.00%, 03/15/24	2,047,354
5,000,000	New York State Dormitory Authority Public Improvements Revenue Bonds, Series B, 5.00%, 02/15/28	5,169,705

132

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value

New York (continued)
$3,275,000	New York State Dormitory Authority Refunding Revenue Bonds, Series 1, (State Aid Withholding), 5.00%, 01/15/27	$3,463,520
2,025,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 02/15/26(b)	2,071,963
3,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/24(b)	3,036,035
1,600,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/26(b)	1,619,219
6,500,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/29(b)	6,778,095
2,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 12/15/29	2,004,455
2,500,000	New York State Dormitory Authority School Improvements Income Tax Revenue Bonds, Series A, 5.00%, 02/15/28	2,647,579
1,220,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/27	1,304,443
1,280,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/27	1,360,518
2,500,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/25	2,591,822
1,000,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series A, 5.00%, 03/15/24	1,023,677
Principal Amount		Value

New York (continued)
$1,025,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series A, 5.00%, 03/15/26(b)	$1,049,269
2,525,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series A, 5.00%, 07/01/25	2,637,624
1,750,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series A, 5.00%, 07/01/26	1,854,028
4,755,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bonds, 5.00%, 06/15/28	5,164,017
3,660,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bonds, 5.00%, 06/15/29	4,018,502
2,250,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bonds, 5.00%, 06/15/30	2,492,583
1,000,000	New York State Environmental Facilities Corp. Green Bond Revenue Bonds, Series B, 5.00%, 02/15/31	1,112,325
6,250,000	New York State Environmental Facilities Corp. Refunding Revenue Bonds, 5.00%, 06/15/28	6,412,081
275,000	New York State Environmental Facilities Corp. Refunding Revenue Bonds, Series A, 5.00%, 06/15/24	282,745
3,445,000	New York State Environmental Facilities Corp. Refunding Revenue Bonds, Series B, 5.00%, 06/15/30	3,751,577
3,015,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/23	3,050,048
5,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/24	5,140,824

133

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value

New York (continued)
$4,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/25	$4,175,659
2,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/26	2,118,296
1,750,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/27	1,877,949
1,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/34	1,065,783
1,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/36	1,059,428
985,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/24	1,012,742
605,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/24	622,040
4,240,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series B, 5.00%, 06/15/27	4,550,003
3,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series E, 5.00%, 06/15/23	3,034,874
550,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series E, 5.00%, 06/15/24	565,491
5,000,000	New York State Housing Finance Agency State MF Housing Revenue Bonds, Series F, (State of New York Mortgage Agency), 3.85%, 05/01/62(c)	4,923,746
Principal Amount		Value

New York (continued)
$1,000,000	New York State Housing Finance Agency State MF Housing Revenue Bonds, Series J, (State of New York Mortgage Agency), 1.00%, 11/01/61(c)	$883,374
1,500,000	New York State Housing Finance Agency State MF Housing Revenue Bonds, Series J, (State of New York Mortgage Agency), 1.10%, 11/01/61(c)	1,302,337
2,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series J, 5.00%, 01/01/27	2,032,951
1,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series K, 5.00%, 01/01/25	1,033,719
375,000	New York State Thruway Authority Refunding Revenue Bonds, Series K, 5.00%, 01/01/24	382,082
125,000	New York State Thruway Authority Refunding Revenue Bonds, Series L, 5.00%, 01/01/24	127,361
5,875,000	New York State Thruway Authority Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/31	6,439,610
5,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/25	5,192
1,500,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/29	1,586,424
300,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/24	307,136
995,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series B, 5.00%, 03/15/25	1,031,775
1,675,000	New York State Urban Development Corp. Civic Convention Center Revenue Bonds, Series A, 5.00%, 03/15/29	1,815,944

134

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value

New York (continued)
$1,750,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/30	$1,910,680
5,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/31	5,488,080
5,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/32	5,505,446
5,000,000	New York State Urban Development Corp. Economic Improvements Revenue Bonds, 5.00%, 03/15/28	5,368,018
5,500,000	New York State Urban Development Corp. Economic Improvements Revenue Bonds, Series E, 4.00%, 03/15/38	5,070,910
2,750,000	New York State Urban Development Corp. Personal Income Tax Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/28	2,876,444
2,000,000	New York State Urban Development Corp. State Personal Income Tax Public Improvements Revenue Bonds, Series E, 5.00%, 03/15/29	2,011,312
9,000,000	Port Authority of New York & New Jersey Cash Flow Management Revenue Bonds, Series AAA, 1.09%, 07/01/23	8,778,145
150,000	Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 189, 5.00%, 05/01/24	153,754
2,085,000	Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 189, 5.00%, 05/01/26	2,164,506
175,000	Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 83, 5.00%, 12/15/26	179,622
1,100,000	Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 84, 5.00%, 09/01/34	1,122,902
Principal Amount		Value

New York (continued)
$1,400,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 179, 5.00%, 12/01/27	$1,425,702
5,000,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 179, 5.00%, 12/01/28	5,091,261
100,000	Port Authority of New York & New Jersey Revenue Bonds, Series 209, 5.00%, 07/15/23	101,225
125,000	Sales Tax Asset Receivable Corp. Refunding Revenue Bonds, Series A, 5.00%, 10/15/23	127,170
5,150,000	Sales Tax Asset Receivable Corp. Refunding Revenue Bonds, Series A, 5.00%, 10/15/30(b)	5,326,767
8,195,000	State of New York Current Refunding GO, Series B, 2.55%, 02/15/29	7,080,411
1,000,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/33	1,006,288
1,915,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/34	1,913,228
1,000,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/35	979,954
1,000,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/36	952,985
4,315,000	Triborough Bridge & Tunnel Authority Current Refunding Revenue Bonds, Sub-Series A, 5.00%, 11/15/25	4,351,647
1,050,000	Triborough Bridge & Tunnel Authority Current Refunding Revenue Bonds, Sub-Series A, 5.00%, 11/15/27	1,058,806

135

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value

New York (continued)
$1,575,000	Triborough Bridge & Tunnel Authority Current Refunding Revenue Bonds, Sub-Series A, 5.00%, 11/15/29	$1,588,209
3,000,000	Triborough Bridge & Tunnel Authority Highway Improvements Revenue Bonds, Series A, 5.00%, 11/01/25	3,138,944
265,000	Triborough Bridge & Tunnel Authority Highway Improvements Revenue Bonds, Series B, 5.00%, 11/15/23	269,731
6,340,000	Triborough Bridge & Tunnel Authority Highway Improvements Revenue Bonds, Series C, 5.00%, 11/15/29	6,390,814
1,500,000	Triborough Bridge & Tunnel Authority Highway Improvements Revenue Bonds, Series C, 5.00%, 11/15/30	1,511,863
3,000,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, 5.00%, 05/15/27	3,205,487
2,000,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, Series A, 4.00%, 05/15/40	1,798,368
3,000,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, Series A, 4.00%, 05/15/41	2,679,416
3,000,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, Series A, 4.00%, 05/15/42	2,657,834
1,750,000	Utility Debt Securitization Authority Refunding Revenue Bonds, 5.00%, 06/15/25	1,769,372
1,500,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series A, 5.00%, 06/15/26	1,540,094
2,655,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/26	2,725,966
2,975,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/27	3,100,321
Principal Amount		Value

New York (continued)
$5,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/28	$5,278,236
5,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/29	5,324,212
5,045,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/30	5,467,335
5,290,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 12/15/31	5,381,627
4,760,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/32	5,238,356
2,250,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/33	2,488,489
1,700,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/34	1,879,838
1,080,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 12/15/28	1,099,900
8,720,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 12/15/29	8,878,745
2,750,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 12/15/30	2,798,543

Total Municipal Bonds (Cost $541,438,059)		507,942,940

136

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2022

Principal Amount		Value

CORPORATE BONDS — 0.8%
United States — 0.8%
$5,000,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27	$4,206,007
Total Corporate Bonds (Cost $5,000,000)		4,206,007

U.S. GOVERNMENT SECURITIES — 3.7%
U.S. Treasury Bills — 1.4%
8,000,000	3.01%, 11/29/22(d)	7,977,755
U.S. Treasury Notes — 2.3%
15,000,000	1.88%, 02/15/32	12,459,375
Total U.S. Government Securities (Cost $20,422,176)		20,437,130

Shares

INVESTMENT COMPANY — 1.4%
7,452,382	SEI Daily Income Trust Government II Fund - Class A, 2.89%(e)	7,452,382
Total Investment Company (Cost $7,452,382)		7,452,382
TOTAL INVESTMENTS — 98.9%
(Cost $574,312,617)		$540,038,459
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		6,028,736
NET ASSETS — 100.0%		$546,067,195

(a)	These securities are subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.
(b)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c)	Floating rate security. Rate shown is the rate in effect as of October 31, 2022.
(d)	Zero coupon security. The rate represents the yield at time of purchase.
(e)	The rate shown represents the current yield as of October 31, 2022.

The following abbreviations are used in the report:

GO — General Obligation

137

Old Westbury Funds, Inc.
Statements of Assets And Liabilities
October 31, 2022

	ALL CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP STRATEGIES FUND	CREDIT INCOME FUND
ASSETS:
Investments, at fair value - unaffiliated	$2,803,138,056	$19,422,198,945	$7,382,456,856	$2,270,055,012
Foreign currency, at value (Cost $0, $6,290,258, $4,684,031 and $0 respectively)	—	6,289,925	4,678,422	—
Cash	3	15,527	14,135,938	—
Due from broker for collateral	—	—	—	27,120,000
Dividends and interest receivable	1,060,386	16,872,327	12,163,315	13,362,444
Receivable for Fund shares sold	815,976	3,822,286	4,075,408	1,366,409
Receivable for investments sold	6,209,300	47,492,873	32,807,834	44,392,271
Prepaid expenses	22,482	69,270	36,269	21,738
Total Assets	2,811,246,203	19,496,761,153	7,450,354,042	2,356,317,874
LIABILITIES:
Payable for Fund shares redeemed	387,824	19,005,454	10,266,173	2,715,616
Payable for investments purchased	6,165,668	55,882,588	78,850,816	1,369,809
Unrealized depreciation on swap contracts	—	—	—	28,281,257
Unrealized depreciation on unfunded floating rate loan interests	—	—	—	3,988
Deferred foreign capital gains tax liability (Note 8)	—	20,960,281	363,425	—
Accrued expenses and other payables:
Investment advisory	1,465,493	12,090,345	4,560,445	1,036,065
Administration and accounting - unaffiliated	115,006	737,473	353,793	152,995
Administration and accounting - affiliated	64,888	447,801	170,594	57,007
Shareholder servicing fee	432,586	2,985,343	1,137,297	380,048
Custody - unaffiliated	—	35,114	164,771	6,296
Custody - affiliated	47,311	412,672	9,697	—
Directors	18,118	130,936	51,543	13,005
Legal and audit	72,162	469,042	213,064	225,599
Other	61,762	474,541	228,975	63,092
Total Liabilities	8,830,818	113,631,590	96,370,593	34,304,777
NET ASSETS	$2,802,415,385	$19,383,129,563	$7,353,983,449	$2,322,013,097
NET ASSETS consist of:
Capital paid-in	$1,916,850,757	$16,668,699,376	$7,553,547,369	$2,956,346,622
Total distributable earnings/(accumulated loss)	885,564,628	2,714,430,187	(199,563,920)	(634,333,525)
NET ASSETS	$2,802,415,385	$19,383,129,563	$7,353,983,449	$2,322,013,097
Net Asset Value, maximum offering price and redemption price per share	$20.25	$14.36	$13.43	$7.97
Number of shares authorized	2,500,000,000	3,000,000,000	3,500,000,000	3,500,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	138,422,057	1,350,190,849	547,629,660	291,324,323
INVESTMENTS, AT COST	$1,975,117,880	$16,222,661,250	$7,423,342,220	$2,847,267,689

See Notes to Financial Statements.

138

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2022

	FIXED INCOME FUND	MUNICIPAL BOND FUND	CALIFORNIA MUNICIPAL BOND FUND	NEW YORK MUNICIPAL BOND FUND
ASSETS:
Investments, at fair value - unaffiliated	$1,383,850,113	$3,902,080,961	$313,751,514	$540,038,459
Cash	1	1	1	1
Dividends and interest receivable	8,076,020	43,945,802	4,451,731	7,148,178
Receivable for Fund shares sold	1,018,094	927,190	19,995	—
Receivable for investments sold	4,689,099	—	—	—
Prepaid expenses	18,385	25,976	15,007	15,807
Total Assets	1,397,651,712	3,946,979,930	318,238,248	547,202,445
LIABILITIES:
Payable for Fund shares redeemed	397,548	1,813,979	140,000	837,941
Payable for investments purchased	2,985,830	128,819,317	3,029,175	—
Accrued expenses and other payables:
Investment advisory	304,841	872,588	53,765	105,614
Administration and accounting - unaffiliated	65,833	178,762	24,591	39,361
Administration and accounting - affiliated	33,570	92,320	7,571	13,325
Shareholder servicing fee	223,799	615,468	50,472	88,833
Custody - affiliated	16,786	46,159	3,786	6,663
Directors	6,845	18,051	1,530	2,708
Legal and audit	44,817	86,115	26,549	25,013
Other	34,376	78,338	13,434	15,792
Total Liabilities	4,114,245	132,621,097	3,350,873	1,135,250
NET ASSETS	$1,393,537,467	$3,814,358,833	$314,887,375	$546,067,195
NET ASSETS consist of:
Capital paid-in	$1,588,469,021	$4,143,502,952	$340,093,829	$590,226,177
Total accumulated loss	(194,931,554)	(329,144,119)	(25,206,454)	(44,158,982)
NET ASSETS	$1,393,537,467	$3,814,358,833	$314,887,375	$546,067,195
Net Asset Value, maximum offering price and redemption price per share	$9.88	$11.10	$9.39	$9.48
Number of shares authorized	2,000,000,000	2,000,000,000	2,000,000,000	2,000,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	141,077,096	343,696,505	33,518,174	57,574,332
INVESTMENTS, AT COST	$1,519,005,661	$4,128,383,410	$331,086,305	$574,312,617

See Notes to Financial Statements.

139

Old Westbury Funds, Inc.
Statements of Operations
For the Year Ended October 31, 2022

	ALL CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP STRATEGIES FUND	CREDIT INCOME FUND
INVESTMENT INCOME:
Interest	$30,543	$5,699,782	$30,456	$123,956,490
Dividends - unaffiliated	34,221,609	307,499,063	143,489,306	22,191,580
Foreign tax withheld	(297,553)	(5,663,771)	(9,623,515)	—
Total investment income	33,954,599	307,535,074	133,896,247	146,148,070
EXPENSES:
Investment advisory fees	21,200,178	178,941,107	71,079,580	16,182,240
Shareholder servicing fees	6,292,362	44,266,527	16,724,607	5,611,724
Administration and accounting fees - unaffiliated	484,281	3,230,701	1,428,171	586,012
Administration and accounting fees - affiliated	943,854	6,639,979	2,508,691	841,759
Custodian fees - unaffiliated	—	307,341	1,818,238	88,838
Custodian fees - affiliated	564,907	5,057,214	197,648	—
Directors fees and expenses	77,368	540,127	205,281	67,797
Insurance premiums	25,426	82,819	41,614	23,897
Legal and audit fees	122,327	842,057	337,237	193,959
Printing and postage fees	24,372	132,457	62,230	23,295
Registration fees	58,907	179,945	169,980	139,234
Transfer agent fees	299,026	2,036,428	779,571	271,578
Miscellaneous expenses	18,641	85,043	48,609	107,390
Total expenses	30,111,649	242,341,745	95,401,457	24,137,723
Expenses waived by Advisor	—	—	(3,416,118)	(287,898)
Net expenses	30,111,649	242,341,745	91,985,339	23,849,825
NET INVESTMENT INCOME	3,842,950	65,193,329	41,910,908	122,298,245
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP AGREEMENTS, WRITTEN OPTIONS AND STRUCTURED OPTIONS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:
Net realized gain/(loss) on:
Investments	69,036,586	(469,299,381)	(159,210,701)	(21,461,606)
Swap agreements	—	—	—	(20,000,350)
Written options and structured options	—	(5,521,873)	—	—
Forward foreign currency exchange contracts	—	215,607	2,960,360	—
Foreign currency transactions	(43,608)	(5,173,654)	(3,218,283)	—
Foreign capital gains tax	—	(5,279,935)	(188,528)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(836,039,191)	(5,740,350,873)	(2,640,281,244)	(597,491,771)
Swap agreements	—	—	—	(25,789,672)
Foreign currency transactions	(13,527)	(446,153)	(226,101)	—
Deferred foreign capital gains taxed on unrealized appreciation/(depreciation)	—	16,384,812	444,552	—
Unfunded loan commitments	—	—	—	(3,988)
Net realized and change in unrealized gain/(loss) on investments, swap agreements, written options and structured options, forward foreign currency exchange contracts, foreign currency transactions, and foreign capital gains taxes	(767,059,740)	(6,209,471,450)	(2,799,719,945)	(664,747,387)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(763,216,790)	$(6,144,278,121)	$(2,757,809,037)	$(542,449,142)

See Notes to Financial Statements.

140

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2022

	FIXED INCOME FUND	MUNICIPAL BOND FUND	CALIFORNIA MUNICIPAL BOND FUND	NEW YORK MUNICIPAL BOND FUND
INVESTMENT INCOME:
Interest	$28,681,435	$62,378,125	$5,712,488	$10,297,957
Dividends - unaffiliated	68,076	721,038	62,092	73,327
Total investment income	28,749,511	63,099,163	5,774,580	10,371,284
EXPENSES:
Investment advisory fees	6,048,814	15,055,747	1,493,715	2,671,376
Shareholder servicing fees	3,027,893	8,174,712	663,873	1,210,688
Administration and accounting fees - unaffiliated	260,866	696,903	93,184	148,415
Administration and accounting fees - affiliated	454,184	1,226,207	99,581	181,603
Custodian fees - affiliated	227,092	613,103	49,791	90,802
Directors fees and expenses	31,113	85,329	6,579	12,950
Insurance premiums	20,294	27,481	16,969	17,695
Legal and audit fees	67,294	161,895	21,911	28,103
Printing and postage fees	16,812	29,714	10,868	12,206
Registration fees	60,334	68,711	37,548	41,739
Transfer agent fees	151,347	383,644	42,145	67,204
Miscellaneous expenses	13,781	18,229	10,783	11,466
Total expenses	10,379,824	26,541,675	2,546,947	4,494,247
Expenses waived by Advisor	(1,750,327)	(3,243,745)	(654,907)	(1,043,786)
Net expenses	8,629,497	23,297,930	1,892,040	3,450,461
NET INVESTMENT INCOME	20,120,014	39,801,233	3,882,540	6,920,823
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(42,464,119)	(107,989,016)	(8,334,315)	(10,659,263)
Net change in unrealized appreciation/(depreciation) on:
Investments	(143,193,271)	(278,081,431)	(22,236,919)	(44,663,540)
Net realized and change in unrealized gain/(loss) on investments	(185,657,390)	(386,070,447)	(30,571,234)	(55,322,803)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(165,537,376)	$(346,269,214)	$(26,688,694)	$(48,401,980)

See Notes to Financial Statements.

141

Old Westbury Funds, Inc.
Statements of Changes in Net Assets

	ALL CAP CORE FUND
	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
FROM OPERATIONS:
Net investment income/(loss)	$3,842,950	$(2,924,135)
Net realized gain/(loss) on investments, swap agreements, written and structured options, forward foreign currency exchange contracts, foreign currency transactions, and foreign capital gains tax	68,992,978	220,255,445
Net change in unrealized appreciation/(depreciation) on investments, swap agreements, foreign currency transactions, net of foreign deferred taxes	(836,052,718)	905,272,643
Net increase/(decrease) in net assets resulting from operations	(763,216,790)	1,122,603,953

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(204,878,100)	(79,249,855)
Total distributions to shareholders	(204,878,100)	(79,249,855)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	269,985,875	568,233,362
Reinvestment of distributions	136,677,933	53,810,174
Value of capital stock redeemed	(284,836,201)	(300,620,640)
Net increase in net assets resulting from capital stock transactions	121,827,607	321,422,896
Contributions from the Adviser (Note 6)	—	—
Net increase/(decrease) in net assets	(846,267,283)	1,364,776,994

NET ASSETS:
Beginning of year	3,648,682,668	2,283,905,674
End of year	$2,802,415,385	$3,648,682,668

CAPITAL SHARE TRANSACTIONS:
Shares sold	11,893,350	30,516,643
Shares issued as reinvestment of distributions	5,387,384	2,518,024
Shares redeemed	(12,454,985)	(12,630,701)
Net increase in shares outstanding	4,825,749	20,403,966

See Notes to Financial Statements.

142

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

LARGE CAP STRATEGIES FUND		SMALL & MID CAP STRATEGIES FUND		CREDIT INCOME FUND
FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021

$65,193,329	$11,393,668	$41,910,908	$(9,042,954)	$122,298,245	$108,292,906

(485,059,236)	1,636,175,973	(159,657,152)	674,452,451	(41,461,956)	4,132,469

(5,724,412,214)	4,493,805,539	(2,640,062,793)	1,522,039,973	(623,285,431)	28,617,754
(6,144,278,121)	6,141,375,180	(2,757,809,037)	2,187,449,470	(542,449,142)	141,043,129

(1,588,764,828)	(272,974,801)	(658,940,089)	(256,159,437)	(126,255,193)	(103,968,936)
(1,588,764,828)	(272,974,801)	(658,940,089)	(256,159,437)	(126,255,193)	(103,968,936)

2,504,443,149	3,340,285,718	1,448,477,615	1,469,920,430	483,715,552	1,083,765,608
940,700,749	150,793,033	359,439,739	149,738,738	48,891,447	39,200,662
(2,074,561,065)	(1,226,525,690)	(784,024,135)	(569,352,420)	(492,465,479)	(148,663,498)
1,370,582,833	2,264,553,061	1,023,893,219	1,050,306,748	40,141,520	974,302,772
3,103,041	—	—	—	—	—
(6,359,357,075)	8,132,953,440	(2,392,855,907)	2,981,596,781	(628,562,815)	1,011,376,965

25,742,486,638	17,609,533,198	9,746,839,356	6,765,242,575	2,950,575,912	1,939,198,947
$19,383,129,563	$25,742,486,638	$7,353,983,449	$9,746,839,356	$2,322,013,097	$2,950,575,912

151,613,435	184,198,653	91,215,022	76,480,118	51,371,449	107,298,194
51,097,270	8,975,776	20,387,960	8,231,926	5,455,540	3,903,038
(132,587,268)	(67,417,537)	(53,157,162)	(30,034,973)	(56,181,752)	(14,731,903)
70,123,437	125,756,892	58,445,820	54,677,071	645,237	96,469,329

See Notes to Financial Statements.

143

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	FIXED INCOME FUND
	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
FROM OPERATIONS:
Net investment income	$20,120,014	$15,622,972
Net realized gain/(loss) on investments	(42,464,119)	7,726,587
Net change in unrealized appreciation/(depreciation) on investments	(143,193,271)	(44,298,763)
Net increase/(decrease) in net assets resulting from operations	(165,537,376)	(20,949,204)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(30,396,014)	(60,499,108)
Total distributions to shareholders	(30,396,014)	(60,499,108)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	269,774,377	284,962,485
Reinvestment of distributions	18,749,556	40,178,581
Value of capital stock redeemed	(267,744,423)	(344,087,217)
Net increase/(decrease) in net assets resulting from capital stock transactions	20,779,510	(18,946,151)
Net increase/(decrease) in net assets	(175,153,880)	(100,394,463)

NET ASSETS:
Beginning of year	1,568,691,347	1,669,085,810
End of year	$1,393,537,467	$1,568,691,347

CAPITAL SHARE TRANSACTIONS:
Shares sold	25,284,483	24,942,340
Shares issued as reinvestment of distributions	1,771,658	3,490,875
Shares redeemed	(25,468,003)	(30,154,113)
Net increase/(decrease) in shares outstanding	1,588,138	(1,720,898)

See Notes to Financial Statements.

144

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

MUNICIPAL BOND FUND		CALIFORNIA MUNICIPAL BOND FUND		NEW YORK MUNICIPAL BOND FUND
FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021

$39,801,233	$38,787,139	$3,882,540	$3,831,315	$6,920,823	$5,986,870
(107,989,016)	48,932,448	(8,334,315)	3,021,716	(10,659,263)	2,550,678
(278,081,431)	(85,431,146)	(22,236,919)	(6,927,094)	(44,663,540)	(3,976,825)
(346,269,214)	2,288,441	(26,688,694)	(74,063)	(48,401,980)	4,560,723

(86,177,456)	(62,051,485)	(6,712,164)	(6,793,047)	(9,206,887)	(9,915,106)
(86,177,456)	(62,051,485)	(6,712,164)	(6,793,047)	(9,206,887)	(9,915,106)

687,577,929	973,951,398	73,626,405	65,517,376	113,857,196	179,396,663
38,470,492	22,329,496	3,590,400	3,422,001	4,278,078	4,321,762
(713,489,605)	(903,910,339)	(75,083,515)	(116,284,782)	(141,003,328)	(134,320,233)
12,558,816	92,370,555	2,133,290	(47,345,405)	(22,868,054)	49,398,192
(419,887,854)	32,607,511	(31,267,568)	(54,212,515)	(80,476,921)	44,043,809

4,234,246,687	4,201,639,176	346,154,943	400,367,458	626,544,116	582,500,307
$3,814,358,833	$4,234,246,687	$314,887,375	$346,154,943	$546,067,195	$626,544,116

58,523,834	78,706,808	7,470,117	6,238,869	11,416,511	17,211,966
3,192,059	1,784,997	356,533	324,974	423,572	409,495
(61,492,673)	(72,615,591)	(7,649,338)	(11,093,932)	(14,332,904)	(12,753,669)
223,220	7,876,214	177,312	(4,530,089)	(2,492,821)	4,867,792

See Notes to Financial Statements.

145

Old Westbury Funds, Inc.
All Cap Core Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$27.31	$20.18	$18.84	$17.08	$16.50
Investment operations:
Net investment income/(loss)(a)	0.03	(0.02)	0.02	0.09	0.07
Net realized and unrealized gain/(loss)	(5.55)	7.85	3.02	2.44	0.84
Total from investment operations	(5.52)	7.83	3.04	2.53	0.91
Distributions:
Net investment income	—	(0.01)	(0.08)	(0.08)	(0.09)
Net realized gains	(1.54)	(0.69)	(1.62)	(0.69)	(0.24)
Total distributions	(1.54)	(0.70)	(1.70)	(0.77)	(0.33)
Net asset value, end of year	$20.25	$27.31	$20.18	$18.84	$17.08
Total return	(21.3)%	39.8%	17.3%	15.7%	5.6%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$2,802,415	$3,648,683	$2,283,906	$1,766,287	$1,839,663
Ratio of expenses to average net assets before expense waivers(b)	0.96%	0.96%	0.97%	0.98%	0.98%
Ratio of expenses to average net assets after expense waivers	0.96%	0.96%	0.97%	0.98%	0.98%
Ratio of net investment income/(loss) to average net assets	0.12%	(0.10)%	0.10%	0.51%	0.42%
Portfolio turnover rate	54%	30%	43%	31%	38%

(a)	Calculated based on the average shares method for the year.
(b)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

146

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2022		2021	2020	2019	2018
Net asset value, beginning of year	$20.11		$15.26	$14.99	$13.87	$14.85
Investment operations:
Net investment income(a)	0.05		0.01	0.07	0.13	0.13
Net realized and unrealized gain/(loss)	(4.56)		5.08	0.94	1.58	(0.26)
Total from investment operations	(4.51)		5.09	1.01	1.71	(0.13)
Distributions:
Net investment income	(0.00	)(b)	(0.05)	(0.12)	(0.14)	(0.10)
Net realized gains	(1.24)		(0.19)	(0.62)	(0.45)	(0.75)
Total distributions	(1.24)		(0.24)	(0.74)	(0.59)	(0.85)
Net asset value, end of year	$14.36		$20.11	$15.26	$14.99	$13.87
Total return	(23.8)%		33.6%	7.0%	12.9%	(1.1)%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$19,383,130		$25,742,487	$17,609,533	$17,001,879	$16,499,149
Ratio of expenses to average net assets before expense waivers(c)(d)	1.09%		1.09%	1.10%	1.10%	1.11%
Ratio of expenses to average net assets after expense waivers	1.09%		1.09%	1.10%	1.10%	1.11%
Ratio of net investment income to average net assets	0.29%		0.05%	0.48%	0.93%	0.86%
Portfolio turnover rate	52%		43%	76%	73%	38%

(a)	Calculated based on the average shares method for the year.
(b)	Amount is greater than $(0.005) per share.
(c)	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.
(d)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

147

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.92	$15.57	$15.39	$15.85	$17.49
Investment operations:
Net investment income/(loss)(a)	0.08	(0.02)	0.03	0.09	0.08
Net realized and unrealized gain/(loss)	(5.22)	4.97	0.88	1.10	(0.47)
Total from investment operations	(5.14)	4.95	0.91	1.19	0.39
Distributions:
Net investment income	(0.02)	(0.03)	(0.09)	(0.09)	(0.11)
Net realized gains	(1.33)	(0.57)	(0.64)	(1.56)	(1.14)
Total distributions	(1.35)	(0.60)	(0.73)	(1.65)	(1.25)
Net asset value, end of year	$13.43	$19.92	$15.57	$15.39	$15.85
Total return	(27.4)%	32.1%	5.9%	9.4%	(2.6)%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$7,353,983	$9,746,839	$6,765,243	$6,278,441	$6,222,492
Ratio of expenses to average net assets before expense waivers(b)	1.14%	1.14%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets after expense waivers	1.10%	1.10%	1.11%	1.11%	1.11%
Ratio of net investment income/(loss) to average net assets	0.50%	(0.10)%	0.17%	0.58%	0.48%
Portfolio turnover rate	81%	46%	65%	52%	62%

(a)	Calculated based on the average shares method for the year.
(b)	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

See Notes to Financial Statements.

148

Old Westbury Funds, Inc.
Credit Income Fund
Financial Highlights

For a Share Outstanding Throughout the Period.

	YEAR ENDED OCTOBER 31,		PERIOD FROM OCTOBER 1, 2020(a) TO OCTOBER
	2022	2021	31, 2020
Net asset value, beginning of period	$10.15	$9.99	$10.00
Investment operations:
Net investment income(b)	0.40	0.43	0.05
Net realized and unrealized gain/(loss)	(2.17)	0.15	(0.06)
Total from investment operations	(1.77)	0.58	(0.01)
Distributions:
Net investment income	(0.41)	(0.42)	—
Total distributions	(0.41)	(0.42)	—
Net asset value, end of period	$7.97	$10.15	$9.99
Total return	(17.8)%	5.9%	(0.1	)%(c)
Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$2,322,013	$2,950,576	$1,939,199
Ratio of expenses to average net assets before expense waivers(d)	0.86%	0.87%	0.94	%(e)
Ratio of expenses to average net assets after expense waivers	0.85%	0.85%	0.85	%(e)
Ratio of net investment income to average net assets	4.36%	4.23%	5.33	%(e)
Portfolio turnover rate	22%	24%	1	%(c)

(a)	Commencement of Investment Operations.
(b)	Calculated based on the average shares method for the period.
(c)	Not Annualized.
(d)	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.
(e)	Annualized.

See Notes to Financial Statements.

149

Old Westbury Funds, Inc.
Fixed Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.25	$11.82	$11.43	$10.75	$11.11
Investment operations:
Net investment income(a)	0.14	0.11	0.16	0.21	0.19
Net realized and unrealized gain/(loss)	(1.30)	(0.25)	0.43	0.69	(0.35)
Total from investment operations	(1.16)	(0.14)	0.59	0.90	(0.16)
Distributions:
Net investment income	(0.19)	(0.19)	(0.20)	(0.22)	(0.20)
Net realized gains	(0.02)	(0.24)	—	—	—
Total distributions	(0.21)	(0.43)	(0.20)	(0.22)	(0.20)
Net asset value, end of year	$9.88	$11.25	$11.82	$11.43	$10.75
Total return	(10.4)%	(1.2)%	5.2%	8.4%	(1.5)%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$1,393,537	$1,568,691	$1,669,086	$1,492,818	$865,030
Ratio of expenses to average net assets before expense waivers	0.69%	0.68%	0.68%	0.70%	0.72%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.62%
Ratio of net investment income to average net assets	1.33%	0.97%	1.39%	1.93%	1.70%
Portfolio turnover rate	56%	58%	87%	34%	49%

(a)	Calculated based on the average shares method for the year.

See Notes to Financial Statements.

150

Old Westbury Funds, Inc.
Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$12.33	$12.52	$12.26	$11.63	$11.95
Investment operations:
Net investment income(a)	0.11	0.12	0.15	0.18	0.17
Net realized and unrealized gain/(loss)	(1.09)	(0.12)	0.26	0.62	(0.33)
Total from investment operations	(0.98)	0.00	0.41	0.80	(0.16)
Distributions:
Net investment income	(0.11)	(0.12)	(0.15)	(0.17)	(0.16)
Net realized gains	(0.14)	(0.07)	—	—	—
Total distributions	(0.25)	(0.19)	(0.15)	(0.17)	(0.16)
Net asset value, end of year	$11.10	$12.33	$12.52	$12.26	$11.63
Total return	(8.1)%	(0.1)%	3.4%	6.9%	(1.4)%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$3,814,359	$4,234,247	$4,201,639	$3,658,844	$2,297,532
Ratio of expenses to average net assets before expense waivers	0.65%	0.65%	0.65%	0.66%	0.67%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	0.97%	0.93%	1.21%	1.46%	1.41%
Portfolio turnover rate	55%	58%	40%	26%	51%

(a)	Calculated based on the average shares method for the year.

See Notes to Financial Statements.

151

Old Westbury Funds, Inc.
California Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

				PERIOD
				FROM
				DECEMBER
				4, 2018(a) TO
	YEAR ENDED OCTOBER 31,			OCTOBER
	2022	2021	2020	31, 2019
Net asset value, beginning of period	$10.38	$10.57	$10.37	$10.00
Investment operations:
Net investment income(b)	0.12	0.11	0.12	0.12
Net realized and unrealized gain/(loss)	(0.91)	(0.11)	0.22	0.36
Total from investment operations	(0.79)	0.00	0.34	0.48
Distributions:
Net investment income	(0.11)	(0.11)	(0.12)	(0.11)
Net realized gains	(0.09)	(0.08)	(0.02)	—
Total distributions	(0.20)	(0.19)	(0.14)	(0.11)
Net asset value, end of period	$9.39	$10.38	$10.57	$10.37
Total return	(7.7)%	(0.1)%	3.3%	4.8	%(c)
Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$314,887	$346,155	$400,367	$339,560
Ratio of expenses to average net assets before expense waivers	0.77%	0.76%	0.76%	0.78	%(d)
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57	%(d)
Ratio of net investment income to average net assets	1.17%	1.03%	1.13%	1.32	%(d)
Portfolio turnover rate	60%	25%	26%	41	%(c)

(a)	Commencement of Investment Operations.
(b)	Calculated based on the average shares method for the period.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

152

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

				PERIOD
				FROM
				DECEMBER
				4, 2018(a) TO
	YEAR ENDED OCTOBER 31,			OCTOBER
	2022	2021	2020	31, 2019
Net asset value, beginning of period	$10.43	$10.55	$10.42	$10.00
Investment operations:
Net investment income(b)	0.11	0.11	0.12	0.13
Net realized and unrealized gain/(loss)	(0.91)	(0.05)	0.16	0.40
Total from investment operations	(0.80)	0.06	0.28	0.53
Distributions:
Net investment income	(0.11)	(0.11)	(0.12)	(0.11)
Net realized gains	(0.04)	(0.07)	(0.03)	—
Total distributions	(0.15)	(0.18)	(0.15)	(0.11)
Net asset value, end of period	$9.48	$10.43	$10.55	$10.42
Total return	(7.7)%	0.6%	2.7%	5.4	%(c)
Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$546,067	$626,544	$582,500	$498,852
Ratio of expenses to average net assets before expense waivers	0.74%	0.74%	0.75%	0.77	%(d)
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57	%(d)
Ratio of net investment income to average net assets	1.14%	1.01%	1.13%	1.42	%(d)
Portfolio turnover rate	45%	23%	37%	29	%(c)

(a)	Commencement of Investment Operations.
(b)	Calculated based on the average shares method for the period.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Notes to Financial Statements
October 31, 2022

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Board of Directors (the “Board”) are permitted to create an unlimited number of series, each with one or more separate classes of shares. As of October 31, 2022, the Corporation consisted of eight separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective

Old Westbury All Cap Core Fund (“All Cap Core Fund”)

Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”)

Old Westbury Small & Mid Cap Strategies Fund (“Small & Mid Cap Strategies Fund”)

Old Westbury Credit Income Fund (“Credit Income Fund”)

Old Westbury Fixed Income Fund (“Fixed Income Fund”)

Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)

Old Westbury California Municipal Bond Fund (“California Municipal Bond Fund”)

Old Westbury New York Municipal Bond Fund (“New York Municipal Bond Fund”)

Long-term capital appreciation.

Long-term capital appreciation.

Long-term capital appreciation.

Income and capital appreciation.

Total return (consisting of current income and capital appreciation).

Total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

Total return (consisting of current income that is exempt from regular federal and California income tax and capital appreciation).

Total return (consisting of current income that is exempt from regular federal and New York income tax and capital appreciation).

The Corporation has authorized a total of 20.5 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants such as the Corporation.

The Corporation qualifies as an investment company and follows accounting and reporting guidance as defined by the FASB in ASC 946, Financial Services - Investment Companies.

A. Valuation of Investments. Readily marketable equity securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) and, if no NOCP is available, then at the last reported sales price. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the securities are valued using a broker-dealer quote or an approved pricing service. Equity securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

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October 31, 2022

Readily marketable equity securities traded in the over-the-counter market (“OTC”), including listed securities whose primary market is believed by Bessemer Investment Management LLC (“BIM”), or a sub-adviser, as applicable, to be over-the-counter, are valued at the mean of the latest bid and asked prices using a broker-dealer or an approved pricing service.

Shares of open-end investment companies are valued at the latest net asset value (“NAV”) reported by the investment company. Shares of investment companies that are traded intra-day on an exchange, such as exchange traded funds and closed-end funds, will be valued at the last sale price as reflected at the close of the regular trading session of such exchange.

Debt instruments are valued on the basis of prices obtained from a broker-dealer or an approved pricing service.

Foreign securities generally are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. As described below, this value is then converted into its U.S. dollar equivalent using the daily rate of exchange at the time of a Fund’s NAV calculation (normally 4:00 p.m. Eastern Time).

Forward currency contracts are valued at the mean between the bid and the asked prices. Quotations are available for regularly scheduled settlement dates such as on a 1-,2-,3-,4-,5-,6-,9-, and 12-month basis. Over-the-counter derivatives, such as swaps and non-exchange traded options and futures are valued on the basis of counterparty valuation quotations or dealer quotations, subject to review by BIM, or a sub-adviser with BIM’s oversight where appropriate. An approved pricing service may also be used to price these instruments. Exchange-traded swaps, options and futures contracts and options thereon are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. Repurchase agreements are valued at the original cost. Contracts for long puts and calls are valued at the bid price and short puts and calls are valued at the offering price of a broker-dealer or an exchange. Generally, options, rights/warrants and other “when-issued” securities follow the same pricing methods as equity securities.

Securities and other investments for which market quotations are not readily available are valued pursuant to policies and procedures established by the Board. The Board has designated BIM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to BIM the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security for which the Funds’ Pricing Committee, with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other investments, including derivatives for which readily available market quotations are not generally available. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security or investment, but, rather, several factors are considered, including an evaluation of the forces that influence the market in which the security or investment is purchased or sold, in determining whether a market price is readily available and, if not, the security’s or other investment’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, the Funds will utilize an approved pricing service that has been designated to determine fair value to price securities traded on any overseas exchange. Pricing service vendors base their valuations on a number of factors, including, but not limited to, actual transaction data, benchmark yields, market bids, market offers, quotations from dealers, credit risk spreads, interest rate spreads, proprietary pricing models, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, specific deal information and other relationships observed in markets of comparable securities. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. The All Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Strategies Fund, and Credit Income Fund utilized a systematic fair valuation model provided by an independent third-party vendor to fair value certain securities 124 days during the year ended October 31, 2022. As a result on days when the index change exceeds predetermined levels, certain securities held by the Funds were transferred from Level 1 into Level 2. On any subsequent day when such index level is not

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October 31, 2022

exceeded, certain securities held by the Funds were transferred from Level 2 back into Level 1. As of October 31, 2022, foreign securities were not fair valued as the change in the S&P 500 Index did not exceed the Funds’ predetermined Level.

The fair value of investments is determined in accordance with the valuation policies and procedures approved by the Board. BIM, as the valuation designee, is responsible for (i) periodically assessing any material risks associated with the determination of the fair value of a fund’s investments; (ii) establishing and applying fair value methodologies; (iii) testing the appropriateness of fair value methodologies; and (iv) overseeing and evaluating third-party pricing services. BIM has established a pricing committee (the “Pricing Committee”) to fulfill certain functions under the valuation policies and procedures. Investments for which a market quotation is not readily available are either categorized as Level 2 or 3 depending on the observability of the inputs used. The Pricing Committee may consider one or more factors in determining an investment’s fair value. The factors to be taken into account, to the extent relevant, typically include, but are not limited to: fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition of the investments, an evaluation of the forces that influence the market in which the investments are purchased or sold, the type of investment, financial statements and company filings, lack of marketability, the cost at date of purchase, good faith recommendation of the portfolio manager and any other relevant matters. When the fair valuation of investments use significant unobservable inputs, such investments will be categorized as Level 3 in the fair value hierarchy.

The significant unobservable inputs used in fair value measurement of the Funds’ Level 3 investments may include, where applicable: (i) an estimation of a normalized earnings level or projected cash flows for the company; (ii) the discounts applied to the last available price of the investment or a selection of comparable investments due to the lack of marketability of the investment; (iii) values or bid offers by dealers or other third parties; and (iv) the value associated with the latest round of financing. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to investments categorized within Level 3 in the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors including back testing of trigger related fair value prices, a regular review of key inputs and assumptions, reviews of missing and stale prices and price variance analysis, including investigation of unusual or unexpected pricing changes and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reviewed by the Funds’ Board.

B. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined using the identified cost method for maximum tax benefit to shareholders. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis and includes where applicable, the amortization of premiums and accretion of discounts.

C. Payment-In-Kind Securities. The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended October 31, 2022, there were no in-kind payments received by the Funds with respect to PIK securities.

D. Foreign Currency Transactions. The books and records of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates as of the date of the Statements of Assets and Liabilities. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and change in unrealized gain/(loss) on investments, swap agreements, written options and structured options, and foreign currency transactions in the Statements of Operations.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

156

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2022

E. Securities Sold. The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. A Fund is obligated to replace the borrowed securities at their market price at the time of settlement. A Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker to the extent required under applicable law and rules. Short sales by a Fund involve certain risks and special considerations.

The Funds may not always be able to close out a short position on favorable terms. Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by a Fund). In contrast, the risk of loss from a long position is limited to a Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage which may lead to higher volatility of a Fund’s NAV or greater losses for a Fund. The Funds had no short sales outstanding at October 31, 2022.

F. Inflation-Protected Securities. The Funds may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

G. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security a Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

H. Loan Participations and Assignments. The Credit Income Fund and Fixed Income Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the Secured Overnight Financing Rate, the London InterBank Offered Rate, the Certificate of Deposit Rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any nationally recognized statistical ratings organization. Loans that are rated lower than investment grade typically entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Currently, the Credit Income Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Credit Income Fund’s investments in loans are expected in most instances to be in the form of assignments. Generally, when a Fund purchases an assignment of a loan from a lender, it will step into the position of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. A Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of October 31, 2022, the Credit Income Fund had the following unfunded floating rate loan interests:

	Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Credit Income	Vaca Morada	$1,595,366	$1,595,366	$1,591,378	$(3,988)
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Old Westbury Funds, Inc.
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October 31, 2022

I. Credit Enhancements. Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance. The value of the obligations may be affected by changes in credit worthiness of the entities that provide any supporting letters of credit or other credit enhancements. The value of the obligations also will be affected by the exhaustion, termination or expiration of any credit enhancement.

J. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Funds. Each Fund limits its illiquid investments to not more than 15% of its net assets. Illiquid investments, in general, are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

K. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid quarterly for the Credit Income Fund, Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund and at least annually for the All Cap Core Fund, Large Cap Strategies Fund and Small & Mid Cap Strategies Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

L. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund on an accrual basis. Other operating expenses of the Corporation are prorated to each Fund on an accrual basis utilizing relative net assets or another reasonable basis.

3.	Principal Risks:

A. Market and Credit Risk.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; changes or perceived changes in economic conditions; overall market changes; local, regional or global political, social or economic events or instability, pandemics and epidemics and other conditions; and currency and interest rate and price fluctuations. Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an entity with which a Fund has unsettled or open transactions may default. Financial assets, which potentially expose a Fund to credit and counterparty risks, consist principally of investments, receivables for securities sold and cash due from brokers. The Funds’ Adviser and sub-advisers, as applicable, review the creditworthiness of counterparties that they believe entail material credit risk in relation to the investment policies of a Fund. The extent of a Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally represented by their values recorded in the Fund’s Statements of Assets and Liabilities.

In an organized attempt to contain and mitigate the effects of the COVID-19 pandemic, governments and businesses world-wide have taken aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of health care services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of

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October 31, 2022

these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

In March 2022, the Board of Governors of the Federal Reserve System (the “Fed”) began a series of interest rate increases in response to sustained high levels of inflation. In addition, in May 2022, the Fed announced it would begin to reduce the size of its balance sheet, known as quantitative tightening. These changes followed years of low-interest rate policy in response to the COVID-19 pandemic and the 2008 financial crisis, during which the Fed kept the federal funds rate at a range of 0–2.5% and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed’s policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective.

In response to political and military actions undertaken by Russia, the U.S., European Union, and other jurisdictions have imposed economic sanctions against certain Russian individuals, entities and sectors. These sanctions and the threat of further sanctions have resulted and may further result in the decline of the value and liquidity of Russian securities in which a fund may invest, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could impact a fund’s performance, ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions.

B. Concentration Risk.

California Municipal Bond Fund and New York Municipal Fund invest a substantial amount of their assets in issuers located in a single state. This may subject each Fund to the risk that economic, political or social issues impacting a particular state could have an adverse and disproportionate impact on the income from, or the value or liquidity of, each Fund’s respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Portfolios of Investments.

C. LIBOR Risk.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). At the end of 2021, certain LIBOR tenures were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. In addition, in connection with supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into most new LIBOR contracts after January 1, 2022. The future publication and strike utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

In March 2020, the FASB issued guidance providing optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of December 2021. Management continues to evaluate the impact of the guidance and may apply other elections, as applicable, as the expected market transition to alternative reference rates evolves.

D. Shareholder Concentration Risk.

As of October 31, 2022, the following Funds had omnibus accounts which each owned more than 5% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
All Cap Core Fund	1	99.22%
Large Cap Strategies Fund	1	98.46%
Small & Mid Cap Strategies Fund	1	98.09%
Credit Income Fund	1	99.00%
Fixed Income Fund	1	99.17%
Municipal Bond Fund	1	99.38%
California Municipal Bond Fund	1	99.89%
New York Municipal Bond Fund	1	100.00%
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4.	Fair Value Measurements:

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•       Level 1 - quoted prices generally in active markets for identical securities.

•       Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit ratings, etc.).

•       Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Funds’ investments as of October 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
All Cap Core Fund
Equity Securities	$2,615,670,688(b)	$—	$—	$2,615,670,688
Exchange-Traded Funds	95,737,541	—	—	95,737,541
Investment Company	91,729,827	—	—	91,729,827
Total	$2,803,138,056	$—	$—	$2,803,138,056

Large Cap Strategies Fund
Equity Securities	$17,489,890,713(b)	$35,333,598(b)	$—	$17,525,224,311
Exchange-Traded Funds	1,391,356,959	—	—	1,391,356,959
U.S. Government Agencies	—	99,912,456	—	99,912,456
Investment Company	399,446,099	—	—	399,446,099
Cash Sweep	6,259,120	—	—	6,259,120
Total	$19,286,952,891	$135,246,054	$—	$19,422,198,945

Small & Mid Cap Strategies Fund
Equity Securities
Australia	$198,806,689	$—	$—	$198,806,689
Austria	16,778,599	—	—	16,778,599
Belgium	18,296,010	—	—	18,296,010
Bermuda	20,437,050	—	—	20,437,050
Brazil	47,688,557	—	—	47,688,557
Canada	285,665,697	—	—	285,665,697
Chile	3,494,071	—	—	3,494,071
China	175,843,030	26,792,890	—	202,635,920
Costa Rica	2,372,553	—	—	2,372,553
Cyprus	24,567	—	—	24,567
Denmark	115,241,961	—	—	115,241,961
Finland	32,351,237	—	—	32,351,237
France	92,519,958	—	—	92,519,958
Georgia	1,993,669	—	—	1,993,669
Germany	109,891,031	—	—	109,891,031
Greece	12,491,451	—	—	12,491,451
Hong Kong	42,483,731	—	—	42,483,731
Iceland	4,357,450	—	—	4,357,450
India	51,004,714	—	—	51,004,714
Indonesia	3,925,423	—	—	3,925,423
Ireland	8,768,735	—	—	8,768,735
Israel	207,075,585	—	—	207,075,585
Italy	54,298,694	—	—	54,298,694
160

Old Westbury Funds, Inc.
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October 31, 2022

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
Japan	$539,196,446	$—	$—	$539,196,446
Jersey Channel Islands	20,447,308	—	—	20,447,308
Netherlands	75,897,885	—	—	75,897,885
New Zealand	16,848,815	—	—	16,848,815
Norway	51,181,494	—	—	51,181,494
Peru	5,077,304	—	—	5,077,304
Poland	15,164,541	—	—	15,164,541
Portugal	10,171,473	—	—	10,171,473
Russia	—	—	0	0
Singapore	36,594,233	—	4,086	36,598,319
South Africa	14,079,917	—	—	14,079,917
South Korea	58,245,320	—	—	58,245,320
Spain	34,397,106	—	—	34,397,106
Sweden	71,155,333	—	—	71,155,333
Switzerland	130,611,779	—	—	130,611,779
Taiwan	45,471,762	—	—	45,471,762
Thailand	16,058,442	18,293,428	—	34,351,870
Turkey	47,800,441	—	—	47,800,441
United Kingdom	327,638,889	—	0	327,638,889
United States	2,951,570,938	—	0	2,951,570,938
Uruguay	12,585,714	—	—	12,585,714
Vietnam	646,600	—	—	646,600
Total Equity Securities	$5,986,652,202	$45,086,318	$4,086	$6,031,742,606
Master Limited Partnerships	4,133,102(b)	—	—	4,133,102
Rights/Warrants Thailand	300,769	—	—	300,769
United States	—	—	0	0
Total Rights/Warrants	$300,769	$—	$—	$300,769
Exchange-Traded Funds	930,523,052	—	—	930,523,052
Investment Company	24,028,933	—	—	24,028,933
Cash Sweep	391,728,394	—	—	391,728,394
Total	$7,337,366,452	$45,086,318	$4,086	$7,382,456,856

Credit Income Fund
Preferred Stocks	$4,560,205(b)	$—	$—	$4,560,205
Exchange-Traded Funds	459,136,553	—	—	459,136,553
Bank Loans	—	—	7,559,000(b)	7,559,000
Corporate Bonds	—	257,220,162(b)	—	257,220,162
Asset-Backed Securities	—	371,873,623(b)	—	371,873,623
Non-Agency Mortgage-Backed Securities	—	518,548,679(b)	38,952,337(b)	557,501,016
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	23,152,684(b)	—	23,152,684
U.S. Government Securities	—	525,247,509	—	525,247,509
Cash Sweep	63,804,260	—	—	63,804,260

Other financial instruments - Liabilities Interest Rate Risk	—	(28,281,257)(b)	—	(28,281,257)
Total	$527,501,018	$1,667,761,400	$46,511,337	$2,241,773,755

Fixed Income Fund
Municipal Bonds	$—	$9,510,731(b)	$—	$9,510,731
Corporate Bonds	—	416,019,675(b)	—	416,019,675
Asset-Backed Securities	—	109,412,910(b)	—	109,412,910
Non-Agency Mortgage-Backed Securities	—	470,222(b)	—	470,222
161

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October 31, 2022

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
U.S. Government Securities	$—	$839,611,254	$—	$839,611,254
Investment Company	8,825,321	—	—	8,825,321
Total	$8,825,321	$1,375,024,792	$—	$1,383,850,113

Municipal Bond Fund
Municipal Bonds	$—	$3,568,979,417(b)	$—	$3,568,979,417
Corporate Bonds	—	28,571,880(b)	—	28,571,880
U.S. Government Securities	—	171,169,777	—	171,169,777
Investment Company	133,359,887	—	—	133,359,887
Total	$133,359,887	$3,768,721,074	$—	$3,902,080,961

California Municipal Bond Fund
Municipal Bonds	$—	$288,674,548(b)	$—	$288,674,548
Corporate Bonds	—	1,719,972(b)	—	1,719,972
U.S. Government Securities	—	18,694,931	—	18,694,931
Investment Company	4,662,063	—	—	4,662,063
Total	$4,662,063	$309,089,451	$—	$313,751,514

New York Municipal Bond Fund
Municipal Bonds	$—	$507,942,940(b)	$—	$507,942,940
Corporate Bonds	—	4,206,007(b)	—	4,206,007
U.S. Government Securities	—	20,437,130	—	20,437,130
Investment Company	7,452,382	—	—	7,452,382
Total	$7,452,382	$532,586,077	$—	$540,038,459

(a)	The Small & Mid Cap Strategies Fund held certain investments categorized as Level 3 that had a fair value less than 1% of NAV for the year ended October 31, 2022. In addition, with the exception of the Credit Income Fund, there were no significant purchases and sales during the period. As of October 31, 2022, the fair value of Level 3 assets as a percentage of NAV was 0.00% and 2.00% for the Small & Mid Cap Strategies Fund and the Credit Income Fund, respectively. The Funds’ instrument types classified as Level 3 investments are valued using recent transaction price or broker quotes.
(b)	The classification of the Fund’s investments into major categories or countries is disclosed in the respective Fund’s Portfolio of Investments and in Note 5 for derivatives.

During the year ended October 31, 2022, the Funds recognized no material transfers to/from Level 1 or Level 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the period.

The following is a rollforward of Level 3 investments:

Credit Income Fund
Balance as of 10/31/2021 (value)	$77,502,801
Net accrued discounts (premiums)	286,533
Realized gain	2,242,058
Unrealized loss	(3,665,993)
Purchases	36,849,580
Sales (paydowns)	(32,894,425)
Transfer out	(33,809,217)
Balance as of 10/31/2022 (value)	$46,511,337
Net change in unrealized depreciation on investments still held at October 31, 2022	$(3,946,922)
162

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Notes to Financial Statements - (Continued)
October 31, 2022

5.	Derivative Instruments:

The Funds engage in various portfolio investment strategies utilizing derivatives both to increase the return of the Funds and/or to economically hedge, or protect, their exposure to, for example, interest rate movements, movements in the securities or commodities markets and currency value fluctuations. Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise if the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

The primary difference in risks associated with over-the-counter contracts and exchange-traded contracts is credit and liquidity risks. Over-the-counter contracts, as bilateral arrangements, contain credit risk from various counterparties for any unrealized gains for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges are viewed as presenting lower credit risk than bilateral counterparties. The Funds may mitigate counterparty risk on derivatives through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $250,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate net unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and positive change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate or require full collateralization of derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to post additional collateral or accelerate payment of any net liability owed to the counterparty. There were no trigger events during the year ended October 31, 2022.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as due from brokers for collateral and payable to brokers for collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments.

When counterparties post cash collateral with respect to various derivative transactions, a Fund may invest the collateral and receives interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in a Fund’s overall expenses on the Statements of Operations and expense ratio in the Financial Highlights.

As of October 31, 2022, the Funds had transactions subject to enforceable master netting arrangements (“MNA”). For reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements or another similar arrangement in the Statements of Assets and Liabilities. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Credit Income Fund
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)

Barclays Bank Plc	$28,281,257	$—	$—	$(27,120,000)	$1,161,257
163

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October 31, 2022

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA or another similar arrangement.
(b)	Excess of collateral received from/payable to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from/payable to counterparty in the event of default.

The Funds may be subject to, among other risks, interest rate risk, equity price risk, commodity risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

For open derivative instruments, please see the respective Fund’s Portfolio of Investments or details below:

Fair Values of Derivative Instruments as of October 31, 2022
	Derivative Assets		Derivative Liabilities

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Credit Income Fund	Location	Value	Location	Value
Interest Rate Risk	Unrealized appreciation on swap agreements	$—	Unrealized depreciation on swap agreements	$28,281,257

	The Effect of Derivative Instruments on the Statements of Operations For the Year Ended October 31, 2022 Net Realized Gain/(Loss) from Derivatives Recognized in Income

Large Cap Strategies Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Equity Risk	$(3,226,283)	$(5,521,873)	$—	$—	$—	$(8,748,156)
Forward Foreign Currency Exchange Risk	$—	$—	$—	$—	$215,607	$215,607

Small & Mid Cap Strategies Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Equity Risk	$4,386,650	$—	$—	$—	$—	$4,386,650
Forward Foreign Currency Exchange Risk	$—	$—	$—	$—	$2,960,360	$2,960,360

Credit Income Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Interest Rate Risk	$—	$—	$—	$(20,000,350)	$—	$(20,000,350)
164

Old Westbury Funds, Inc.
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October 31, 2022

	Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Credit Income Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Interest Rate Risk	$—	$—	$—	$(25,789,672)	$—	$(25,789,672)

For the year ended October 31, 2022, the quarterly average volume of derivative activities were as follows:

	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
Structured Options (Notional Amounts in U.S. Dollars)	$750,000,000	$—	$—
Purchased Options (Notional Amounts in U.S. Dollars)	9,812,686	2,748,101	—
Forward Foreign Currency Contracts Purchased (U.S. Dollar Amounts)	112,500,000	62,500,000	—
Forward Foreign Currency Contracts Sold (U.S. Dollar Amounts)	112,446,098	62,171,060	—
Total Return Swaps (Notional Amounts in U.S. Dollars)	—	—	262,500,000

A. Futures Contracts. The Funds may purchase and write (sell) futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or commodity risk.

Futures contracts are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to a futures commission merchant an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying instrument. The Funds recognize an unrealized gain or loss equal to the variation margin. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying instruments or commodities, while permitting the equivalent of an investment in a portfolio of the underlying instruments or commodities. A potential risk to the Funds is that the change in value of the underlying securities or commodities may not correlate to the change in value of the contracts. Listed futures contracts involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade and exchanges are viewed as presenting lower credit risk than bilateral counterparties.

B. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund, California Municipal Bond and New York Municipal Bond) may enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open. Risks may arise upon entering into these contracts from, for example, the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain on the contract.

The Funds may be required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount.

C. Swap Agreements. The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest

165

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October 31, 2022

rate and other swap agreements. Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on counterparty valuation quotations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

D. Options. The Funds may purchase and write (sell) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon swap agreement at any time before the expiration of the option.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears certain risks, including the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade and exchanges are viewed as presenting lower credit risk than bilateral counterparties. Transactions in certain over-the-counter options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid and unrealized gain (as purchaser) or the unrealized gain of the contract less the premium received (as writer).

The Credit Income Fund may invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk) or to increase or decrease its exposure to changes in foreign currency exchange rates (foreign currency exchange risk). These structured options may consist of single or multiple OTC options which are priced as a single security. Structured options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on a specific index with an initial reference strike price. Generally, the basis of the contracts is the premium received or paid which is recorded as an asset on the Statements of Assets and Liabilities. The amount of the asset is subsequently market-to-market to reflect the current market value of the structured option. When a structured option is transferred/sold or exercised, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

166

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October 31, 2022

6.	Investment Advisory Fee, Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is BIM, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Next $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion	Blended Advisory Rate
All Cap Core Fund	0.75%	0.70%	0.65%	0.67%
Credit Income Fund	0.65%	0.60%	0.55%	0.58%
Fixed Income Fund	0.45%	0.40%	0.35%	0.40%
Municipal Bond Fund	0.45%	0.40%	0.35%	0.37%
California Municipal Bond Fund	0.45%	0.40%	0.35%	0.45%
New York Municipal Bond Fund	0.45%	0.40%	0.35%	0.44%

Average net assets
Small & Mid Cap Strategies Fund	0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion	Blended Advisory Rate
Large Cap Strategies Fund	0.90%	0.85%	0.80%	0.81%

BIM has retained Acadian Asset Management, LLC (“Acadian”), Artisan Partners Limited Partnership (“Artisan”), Baillie Gifford Overseas Limited (“Baillie Gifford”), Champlain Investment Partners, LLC (“Champlain”), and Polunin Capital Partners Limited (“Polunin”) as sub-advisers to each manage segments of the Small & Mid Cap Strategies Fund. Acadian, Artisan, Baillie Gifford, Champlain, and Polunin are paid for their services directly by BIM.

BIM has retained Baillie Gifford and Sands Capital Management, LLC (“Sands”) as sub-advisers to each manage a segment of the Large Cap Strategies Fund. Baillie Gifford and Sands are paid for their services directly by BIM.

BIM has retained BlackRock Financial Management, Inc. (“BlackRock”) and Muzinich & Co., Inc. (“Muzinich”) as sub-advisers to each manage a segment of the Credit Income Fund. BlackRock and Muzinich are paid for their services directly by BIM.

B. Administration, Fund Accounting, Transfer Agent and Underwriting Fees. The Corporation, on behalf of each Fund, has entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of BIM, provide certain non- advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of the other non-advisory service providers. Under the Administrative Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services. The Bank of New York Mellon (“BNY Mellon”) and BNY Mellon Investment Servicing (US) Inc. act as administrator and fund accounting agent and transfer agent, respectively, for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain Officers of the Funds are also employees of BNY Mellon.

The Corporation entered into an Underwriting Agreement with Foreside Funds Distributors LLC for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

C. Distribution and Shareholder Servicing Fees. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Each Fund pays for shareholder support services an annual fee of 0.20% of its average daily net assets. The shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board. Bessemer, however, does not have the ability to recapture fees currently being waived at a later date.

D. Custody Fees. The All Cap Core Fund, Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund, and New York Municipal Bond Fund have each retained BTCO, a wholly-owned subsidiary of BGI, to serve as their custodian. The Large Cap Strategies Fund and the Small & Mid Cap Strategies Fund each has retained BTCO to serve as their co-custodian. Pursuant to the Funds’ Custody

167

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Notes to Financial Statements - (Continued)
October 31, 2022

Agreements, BTCO is responsible for maintaining the custody of these Funds’ securities and cash. BTCO serves as custodian for the Small & Mid Cap Strategies Fund only with respect to equity securities of U.S. companies (other than exchange-traded funds) and securities in the form of depositary receipts directly managed by BIM, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Small & Mid Cap Strategies Fund. BTCO also serves as custodian for the Large Cap Strategies Fund except for assets managed by Baillie Gifford. For providing these services, BTCO receives a fee calculated and paid monthly at the annual rate of 0.065% of the average daily net assets of the non-U.S. investments for All Cap Core Fund and Large Cap Strategies Fund and 0.015% of the average daily net assets of each of the Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund, and New York Municipal Bond Fund or portion thereof for the Small & Mid Cap Strategies Fund and U.S. investments for All Cap Core Fund and Large Cap Strategies Fund. The Credit Income Fund has retained Citibank, N.A. (“Citibank”) to serve as its custodian and the Small & Mid Cap Strategies Fund and Large Cap Strategies Fund have retained Citibank to serve as its co-custodian. Citibank is responsible for maintaining the custody of these Funds’ securities and cash, assets of the Small & Mid Cap Strategies Fund managed by the sub-advisers, and assets of the Large Cap Strategies Fund managed by Baillie Gifford. For providing these services, Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

E. Fee Waivers. BIM may voluntarily waive a portion of its advisory fee to limit the Funds’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. BIM has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses, if any, of the Large Cap Strategies Fund at 1.10%, the Small & Mid Cap Strategies Fund at 1.10%, the Credit Income Fund at 0.85%, the Fixed Income Fund at 0.57%, the Municipal Bond Fund at 0.57%, the California Municipal Bond Fund at 0.57% and the New York Municipal Bond Fund at 0.57%. Any waiver amounts are disclosed in the Statements of Operations. For the year ended October 31, 2022, BIM waived $3,416,118 for the Small & Mid Cap Strategies Fund, $287,898 for the Credit Income Fund, $1,750,327 for the Fixed Income Fund, $3,243,745 for the Municipal Bond Fund, $654,907 for the California Municipal Bond Fund, and $1,043,786 for the New York Municipal Bond Fund. The contractual advisory fee waivers and the shareholder servicing fee waivers may be changed or terminated at any time with the approval of the Board.

F. Board of Directors’ Fees. Each Director who is not an “interested person” of the Corporation (as that term is defined under the 1940 Act) (each, an “Independent Director”) receives from the Funds a total annual retainer of $240,000, plus $30,000 for serving as Board’s Chairperson and $15,000 as the Audit Committee Chairperson.

Each Independent Director is reimbursed for all out-of-pocket expense relating to attendance at meetings of the board and any Board committee. Directors who are not independent Directors, officers or employees of BIM and BNY Mellon do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis based on net assets.

G. Other Transactions. From time to time, the Funds may sell or purchase investments from affiliated funds. The prices of these transactions are based on valuations obtained in accordance with the valuation procedures followed by the Funds, as described in Note 2, applied on a consistent basis. For the year ended October 31, 2022, there were no such transactions.

During the year ended October 31, 2022, Bessemer contributed $3,103,041 to the Large Cap Strategies Fund related to a financial benefit that Bessemer received from an unaffiliated third party arising from the Large Cap Strategies Fund’s investment in an unaffiliated money market fund, which is recorded as Contributions from the Adviser on the Statements of Changes in Net Assets.

7.	Securities Transactions:

Investment transactions for the year ended October 31, 2022, excluding short-term debt investments and U.S. Government securities, were as follows:

	Purchases	Sales
All Cap Core Fund	$1,645,480,184	$1,730,229,607
Large Cap Strategies Fund	11,098,183,071	11,245,673,652
Small & Mid Cap Strategies Fund	6,842,534,849	6,482,564,480
Credit Income Fund	559,503,621	442,253,540
Fixed Income Fund	202,409,896	257,742,415
Municipal Bond Fund	2,123,140,053	1,936,150,820
California Municipal Bond Fund	181,611,129	178,352,005
New York Municipal Bond Fund	251,300,540	250,443,598
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Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2022

Purchase and sales of U.S. Government Securities, excluding those with maturity of one year or less during the year ended October 31, 2022 were as follows:

	Purchases	Sales
Credit Income Fund	$226,281,968	$106,869,584
Fixed Income Fund	643,386,180	570,704,101
Municipal Bond Fund	129,490,234	131,330,720
California Municipal Bond Fund	12,832,910	6,904,981
New York Municipal Bond Fund	21,234,766	9,206,641

8.	Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from utilization of earnings and profits on shareholder redemptions. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

As of October 31, 2022, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
All Cap Core Fund	$1,981,941,833	$881,921,126	$(60,724,903)	$821,196,223
Large Cap Strategies Fund	16,330,762,609	4,749,359,927	(1,657,923,591)	3,091,436,336
Small & Mid Cap Strategies Fund	7,512,896,585	1,079,438,790	(1,209,878,519)	(130,439,729)
Credit Income Fund	2,847,103,212	15,996,606	(593,044,806)	(577,048,200)
Fixed Income Fund	1,534,567,930	115,421	(150,833,238)	(150,717,817)
Municipal Bond Fund	4,129,245,858	6,351	(227,171,248)	(227,164,897)
California Municipal Bond Fund	331,086,305	—	(17,334,791)	(17,334,791)
New York Municipal Bond Fund	574,312,617	18,533	(34,292,691)	(34,274,158)

Permanent differences as of October 31, 2022, were as follows:

	Total Distributable Earnings /(Accumulated Loss)	Increase/ (Decrease) Paid-in-Capital
All Cap Core Fund	$(8,597,374)	$8,597,374
Large Cap Strategies Fund	(8,187,333)	8,187,333
Small & Mid Cap Strategies Fund	(3,586,490)	3,586,490
Credit Income Fund	88,323	(88,323)

The Funds may be subject to taxes imposed by other countries in which they invest. Such taxes are generally based on income earned as well as capital gains and in certain situations, unrealized gains. These taxes are accrued and applied to net investment income, net realized gains and unrealized gains, if applicable, as such income and/or gains are earned.

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Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2022

The tax character of distributions from the Funds during the year ended October 31, 2022 was as follows:

	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
Distributions Paid From:
Ordinary Income	$—	$119,066,918	$153,341,719	$126,255,193
Net Long Term Capital Gains	204,878,100	1,469,697,910	505,598,370	—
Total Taxable Distributions	204,878,100	1,588,764,828	658,940,089	126,255,193
Tax Exempt Distributions	—	—	—	—
Total Distributions Paid	$204,878,100	$1,588,764,828	$658,940,089	$126,255,193

	Fixed Income Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Distributions Paid From:
Ordinary Income	$26,935,157	$4,426,209	$533,854	$623,256
Net Long Term Capital Gains	3,460,857	48,930,415	3,020,754	2,549,795
Total Taxable Distributions	30,396,014	53,356,624	3,554,608	3,173,051
Tax Exempt Distributions	—	32,820,832	3,157,556	6,033,836
Total Distributions Paid	$30,396,014	$86,177,456	$6,712,164	$9,206,887

The tax character of distributions from the Funds during the year ended October 31, 2021 was as follows:

	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
Distributions Paid From:
Ordinary Income	$4,211,963	$56,977,378	$11,767,194	$103,968,936
Net Long Term Capital Gains	75,037,892	215,997,423	244,392,243	—
Total Taxable Distributions	79,249,855	272,974,801	256,159,437	103,968,936
Tax Exempt Distributions	—	—	—	—
Total Distributions Paid	$79,249,855	$272,974,801	$256,159,437	$103,968,936

	Fixed Income Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Distributions Paid From:
Ordinary Income	$31,873,485	$7,449,778	$1,277,911	$2,468,325
Net Long Term Capital Gains	28,625,623	17,587,348	2,207,796	1,974,234
Total Taxable Distributions	60,499,108	25,037,126	3,485,707	4,442,559
Tax Exempt Distributions	—	37,014,359	3,307,340	5,472,547
Total Distributions Paid	$60,499,108	$62,051,485	$6,793,047	$9,915,106

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain distributions.

As of and during the year ended October 31, 2022, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The statute of limitation on each Fund’s U.S. federal income tax returns remains open for each of the four years ended October 31, 2022. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

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Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2022

As of October 31, 2022, the components of distributable earnings/(accumulated loss) on a tax basis were as follows:

	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
Undistributed Tax Exempt Income	$—	$—	$—	$—
Undistributed Ordinary Income	1,011,670	97,692,154	—	7,300,694
Undistributed Long-Term Capital Gains	63,370,914	—	31,635,069	—
Accumulated Earnings	64,382,584	97,692,154	31,635,069	7,300,694
Capital Loss Carryforwards	—	(440,142,640)	(100,098,253)	(36,300,781)
Unrealized Appreciation/(Depreciation)	821,182,044	3,056,880,673	(131,100,736)	(605,333,438)
Total Distributable Earnings/(Accumulated Loss)	$885,564,628	$2,714,430,187	$(199,563,920)	$(634,333,525)

	Fixed Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Undistributed Tax Exempt Income	$—	$5,192,883	$462,875	$775,213
Undistributed Ordinary Income	2,607,774	—	—	—
Accumulated Earnings	2,607,774	5,192,883	462,875	775,213
Capital Loss Carryforwards	(46,821,511)	(107,172,105)	(8,334,538)	(10,660,037)
Unrealized Appreciation/(Depreciation)	(150,717,817)	(227,164,897)	(17,334,791)	(34,274,158)
Total Accumulated Loss	$(194,931,554)	$(329,144,119)	$(25,206,454)	$(44,158,982)

As of October 31, 2022, the capital loss carryforwards of the below Funds is available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Large Cap Strategies Fund	$440,142,640	$ —
Small & Mid Cap Strategies Fund	100,098,253	—
Credit Income Fund	23,698,686	12,602,095
Fixed Income Fund	18,686,215	28,135,296
Municipal Bond Fund	60,963,693	46,208,412
California Municipal Bond Fund	5,136,055	3,198,483
New York Municipal Bond Fund	4,182,601	6,477,436

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under current tax law, ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds had no late year loss deferrals in the current year.

9.	Commitments.

The Credit Income Fund may invest in floating rate loan interests. In connection with these investments, the Credit Income Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Credit Income Fund to furnish temporary financing to a borrower until permanent financing can be arranged.

As of October 31, 2022, the Credit Income Fund had no outstanding bridge loan commitments. In connection with these commitments, the Credit Income Fund would earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which would be included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2022

11.	Additional Tax Information (Unaudited)

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2022, as Qualified Dividend Income (“QDI”) as defined in the Code as follows:

All Cap Core Fund	100.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Strategies Fund	48.09%
Credit Income Fund	2.12%

Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2022, as Qualified Interest Income as defined in the Code as follows:

All Cap Core Fund	2.77%
Large Cap Strategies Fund	1.45%
Small & Mid Cap Strategies Fund	0.30%
Credit Income Fund	67.74%
Fixed Income Fund	83.56%
Municipal Bond Fund	9.47%
California Municipal Bond Fund	12.21%
New York Municipal Bond Fund	7.91%

Qualified Short Term Gain (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2022, as Qualified Short-Term Gain as defined in the Code as follows:

All Cap Core Fund	0.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Strategies Fund	100.00%
Credit Income Fund	0.00%
Fixed Income Fund	0.00%
Municipal Bond Fund	0.00%
California Municipal Bond Fund	0.00%
New York Municipal Bond Fund	0.00%

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2022, the following percentage of income dividends paid by the Funds qualifies for the Dividends Received Deduction available to corporations:

All Cap Core Fund	100.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Strategies Fund	10.17%
Credit Income Fund	0.25%
172

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2022

Long Term Capital Gain Dividends (Unaudited)

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2022 as follows:

All Cap Core Fund	$204,878,100
Large Cap Strategies Fund	1,469,697,910
Small & Mid Cap Strategies Fund	505,598,370
Fixed Income Fund	3,460,857
Municipal Bond Fund	48,930,415
California Municipal Bond Fund	3,020,754
New York Municipal Bond Fund	2,549,795

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2022 which were derived from U.S. Treasury securities were as follows:

All Cap Core Fund	0.30%
Large Cap Strategies Fund	0.11%
Credit Income Fund	9.63%
Fixed Income Fund	41.61%
Municipal Bond Fund	4.08%
California Municipal Bond Fund	3.35%
New York Municipal Bond Fund	1.63%

Tax Exempt Distributions (Unaudited)

The distributions designated as tax exempt dividends paid for the fiscal year ended October 31, 2022 were as follows:

Municipal Bond Fund	$32,820,832
California Municipal Bond Fund	3,157,556
New York Municipal Bond Fund	6,033,836
173

Old Westbury Funds, Inc.
Report of Independent Registered Public Accounting Firm
October 31, 2022

To the Shareholders and the Board of Directors of Old Westbury Funds, Inc.
Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (the “Corporation”) (comprising All Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Strategies Fund, Credit Income Fund, Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of October 31, 2022, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Corporation at October 31, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Corporation	Statement of operations	Statement of changes in net assets	Financial highlights
All Cap Core Fund Large Cap Strategies Fund Small & Mid Cap Strategies Fund Fixed Income Fund Municipal Bond Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the five years in the period ended October 31, 2022
Credit Income Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the two years in the period ended October 31, 2022 and the period from October 1, 2020 (commencement of operations) through October 31, 2020
California Municipal Bond Fund New York Municipal Bond Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the three years in the period ended October 31, 2022 and the period from December 4, 2018 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodians, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Corporation’s auditor since 2006.

New York, New York
December 27, 2022

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Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited)
October 31, 2022

Independent and Interested Directors. The following table sets forth certain information with respect to the Directors of the Corporation, each of which, under current Board policy, may serve until the end of the calendar year during which he or she reaches the applicable mandatory retirement age established by the Board.

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director During Past 5 Years

Interested Director

George H. Wilcox[2] 1271 Avenue of the Americas New York, NY 10020 Age: 57	Director	Indefinite term; 4 Years	President of Bessemer (2013- Present).	8	0

Independent Directors

Alexander Ellis III 1271 Avenue of the Americas New York, NY 10020 Age: 73	Chairman & Director	Indefinite term; 9 Years	General Partner, Rockport Capital Partners (2000-Present); Partner, New Energy Development Co. (2020-Present); Partner, Abnaki Group, LLC (2017-Present).	8	1[3]

Patricia L. Francy 1271 Avenue of the Americas New York, NY 10020 Age: 77	Director	Indefinite term; 18 Years	Director, corporate, and foundation boards.	8	1[4]

J. David Officer 1271 Avenue of the Americas New York, NY 10020 Age: 74	Director	Indefinite term; 11 Years	Independent Director.	8	2[5]

R. Keith Walton 1271 Avenue of the Americas New York, NY 10020 Age: 58	Director	Indefinite term; 6 Years	Managing Director, Lafayette Square Holding (October 2020-Present); Senior Adviser & Venture Partner, Plexo LLC (March 2017-October 2020); Senior Adviser, Vatic Labs LLC (May 2018-July 2019); Executive Vice President and Chief Legal Officer, Zero Mass Water LLC (July 2017-July 2018); and Vice President, Strategy, Arizona State University (2013-July 2017).	8	6[6]
175

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)
October 31, 2022

[1]	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Wilcox is deemed an Interested Director by virtue of his position as President of Bessemer Trust Company, N.A. Mr. Wilcox also serves as Director of Bessemer Trust Company (Cayman) Ltd. and Bessemer Investor Services.
[3]	Mr. Ellis has served as Director of Clean Diesel Technologies Inc.
[4]	Ms. Francy has served as Director of Siebert Financial Corp.
[5]	Mr. Officer serves, or has served, as Director of the following entities: DWS Trackers (formerly DBX ETF Trust) (40); and Ilex Partners (Asia) LLC.
[6]	Mr. Walton serves, or has served, as Director of the following entities: Blue Crest Capital Management, LLC Funds; Global Infrastructure Partners; Systematica Investments Limited; Zweig Fund Inc.; Zweig Total Return Fund Inc.; and Virtus Closed-End Funds.
176

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)
October 31, 2022

Officers. The table below sets forth certain information with respect to the Officers of the Corporation:

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 1271 Avenue of the Americas New York, NY 10020 Age: 64	President & Chief Executive Officer	Indefinite; 10 Years	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010).

Nicola R. Knight 1271 Avenue of the Americas New York, NY 10020 Age: 59	Chief Legal Officer; Assistant Secretary	Indefinite; Chief Legal Officer 2 Years; Assistant Secretary 13 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since 2007).

Matthew A. Rizzi 1271 Avenue of the Americas New York, NY 10020 Age: 49	Vice President & Treasurer	Indefinite; 8 Years	Principal and Head of Fund Accounting, Bessemer Trust Company, N.A. (Since 2018); Principal and Head of Trust Accounting and Fees, Bessemer Trust Company, N.A. (2015-2017).

Ritu Gupta 1271 Avenue of the Americas New York, NY 10020 Age: 42	Chief Compliance Officer;	Indefinite; 1 Year	Principal and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (Since March 2021); Vice President, Brown Brothers Harriman & Co. (2005-2021).

Hardik B. Patel 1271 Avenue of the Americas New York, NY 10020 Age: 40	Vice President & Assistant Treasurer	Indefinite; 2 Years	Senior Vice President and Accounting Manager, Bessemer Trust Company, N.A. (Since 2021); Vice President and Accounting Manager, Bessemer Trust Company, N.A. (2017-2020); Associate Vice President and Accounting Manager, Bessemer Trust Company, N.A. (2015-2017).

David Schwart 801 Brickell Avenue Suite 2000 Miami, FL 33131-2900 Age: 52	Vice President & Anti- Money Laundering Compliance Officer	Indefinite; 7 Years	Senior Vice President and Senior Bank Compliance Manager, Bessemer Trust Company, N.A. (Since 2019); Vice President and Associate Director of Bank Compliance, Bessemer Trust Company, N.A. (2013-2019).
177

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)
October 31, 2022

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Jordan Hedge 103 Bellevue Parkway Wilmington, DE 19809 Age: 41	Vice President and Assistant Treasurer	Indefinite; Since February 2, 2022	Vice President and Lead Manager of Fund Accounting and Administration Client Services, The Bank of New York Mellon (“BNY Mellon”) (Since 2004).

Jack Jafolla 103 Bellevue Parkway Wilmington, DE 19809 Age: 52	Assistant Treasurer	Indefinite; 15 Years	Vice President and Lead Manager of NAV Operations, BNY Mellon (Since 2008).

Lisa M. King 103 Bellevue Parkway Wilmington, DE 19809 Age: 54	Secretary	Indefinite; 5 Years	Vice President and Group Manager, BNY Mellon Regulatory Administration (Since 2017); Vice President and Counsel, BNY Mellon (2016-2017); Counsel, Stradley, Ronon, Stevens & Young LLP (2007-2016).

William H. Wallace, III 103 Bellevue Parkway Wilmington, DE 19809 Age: 52	Assistant Secretary	Indefinite; 5 Years	Secretary of the Corporation (2015-2016); Vice President and Manager, BNY Mellon Regulatory Administration (Since 2010).

The Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors and Officers and is available upon request, without charge. To obtain a copy of the SAI, please call (800) 607-2200.

178

Old Westbury Funds, Inc.
Additional Information (Unaudited)
October 31, 2022

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-PORT

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. The Funds’ Forms N-PORT is available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling (800) 607-2200.

179

Old Westbury Funds, Inc.
Liquidity Risk Management Program (Unaudited)
October 31, 2022

The Corporation has adopted a Liquidity Risk Management Program (the “Program”), on behalf of each of its Funds under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program became effective on June 1, 2019. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed the Adviser’s Liquidity Risk Committee to be the program administrator for the Program (the “Program Administrator”). On July 19, 2022, the Board of Directors reviewed the annual report (the “Report”) concerning the operation of the Program based on a Fund-by-Fund analysis as of April 30, 2022. The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) historical data with respect to purchase and redemption requests compared to average cash levels; and (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

180

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)
October 31, 2022

At a meeting held on July 19, 2022, the Board of Directors (the “Board” or the “Directors”) of Old Westbury Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of any party to the agreements defined below (“Independent Directors”), unanimously approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Agreements”): (1) an investment advisory agreement between Bessemer Investment Management LLC (“BIM” or the “Adviser”) and the Corporation on behalf of Old Westbury All Cap Core Fund (“All Cap Core Fund”), Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”), Old Westbury Small & Mid Cap Strategies Fund (“Small & Mid Cap Strategies Fund”), Old Westbury Credit Income Fund (“Credit Income Fund”), Old Westbury Fixed Income Fund (“Fixed Income Fund”), Old Westbury Municipal Bond Fund (“Municipal Bond Fund”), Old Westbury California Municipal Bond Fund (“California Municipal Bond Fund”), and Old Westbury New York Municipal Bond Fund (“New York Municipal Bond Fund”) (each, a “Fund” and, collectively, the “Funds”), (2) a sub-advisory agreement among BIM, Artisan Partners Limited Partnership (“Artisan”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (3) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (4) a sub-advisory agreement among BIM, BlackRock Financial Management, Inc. (“BlackRock”) and the Corporation on behalf of the Credit Income Fund, (5) a sub-advisory agreement among BIM, Sands Capital Management, LLC (“Sands”) and the Corporation on behalf of the Large Cap Strategies Fund, (6) a sub-advisory agreement among BIM, Muzinich & Co, Inc. (“Muzinich”) and the Corporation on behalf of the Credit Income Fund, (7) a sub-advisory agreement among BIM, Baillie Gifford Overseas Limited (“Baillie Gifford”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (8) a sub-advisory agreement among BIM, Baillie Gifford and the Corporation on behalf of the Large Cap Strategies Fund, (9) a sub-advisory agreement among BIM, Polunin Capital Partners Limited (“Polunin”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, and (10) a sub-advisory agreement among BIM, Acadian Asset Management LLC (“Acadian”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund (Polunin, Artisan, Champlain, BlackRock, Sands, Muzinich, Baillie Gifford and Acadian together, the “Sub-Advisers”). At both the meeting of the Board held on July 19, 2022 and the meeting of the Board held on April 27, 2022, the Board had requested and received substantial information regarding the Adviser, each of the Sub-Advisers, and the Agreements, as well as related matters pertaining to the fee rates charged and services provided by affiliated service providers. The Independent Directors also met with Counsel to the Independent Directors on July 1, 2022 during which time they conducted an in-depth review of all 15(c) Materials and requested certain supplemental information from the Adviser and Sub-Advisers. Throughout this process, the Directors met on a number of occasions telephonically with Counsel to the Independent Directors to review the materials provided by the Adviser and each of the Sub-Advisers.

The Directors reviewed detailed due diligence questionnaires from BIM and each of the Sub-Advisers, as well as substantial information concerning, among other things, each Fund’s performance, comparative fee and expense information as well as information regarding BIM and each of the Sub-Advisers relating to their respective organizations, compliance and regulatory processes and programs and financial conditions. The Directors also discussed and considered economies of scale and how the Adviser shared those economies with the Funds’ shareholders. The Board received and discussed information concerning BIM’s and each Sub-Adviser’s performance, the use of affiliated brokers to execute transactions, the use of soft dollars, best execution, portfolio manager compensation, and whether there are any other direct or indirect benefits received by the Adviser or the Sub-Advisers in managing the Funds. In addition, the Adviser supplied the Directors with additional information concerning its estimated profitability from managing the Funds. Moreover, the Board had received and considered materials and presentations throughout the course of the year relating to the investment management, performance and operation of the Funds.

The Directors determined that they had received adequate information to make a reasonable determination with respect to the approval of the Agreements. The Board considered information about BIM and the Sub-Advisers, the performance of the Funds and certain additional factors described above and below that it deemed relevant. The following summary details the materials and factors that the Board considered, among others, and the conclusions they reached, in approving the continuance of the Agreements.

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Board considered the scope and quality of services provided by the Adviser and Sub-Advisers, particularly the qualifications, capabilities and experience of the investment, operational, compliance, legal and other personnel who are responsible for providing services to the Funds. The Board also considered the fact that the Adviser and Sub-Advisers pay the costs of all investment and management facilities necessary for the efficient conduct of their respective services. The Board further considered the role and efforts of the Adviser in providing oversight of the various Sub-Advisers for the Funds, including in overseeing the service of, and in monitoring the performance of, each Sub-Adviser, as well as determining the appropriate allocation of assets to Sub-Advisers. The Board also considered the Adviser’s role in making recommendations to the Board regarding retaining or replacing Sub-Advisers where appropriate and in conducting the necessary searches and due diligence of prospective new sub-advisers. In this regard, the Board noted the information that it had received regarding the Adviser’s on-going due diligence with respect to each Sub-Adviser, including the Adviser’s review of, among other things, each Sub-Adviser’s investment process, compliance program and performance. The Board also took into account the various reports it received throughout the year regarding the activities and operation of various oversight and operations groups within the Adviser and its affiliates, such as External Managers Solutions Group, Internal Audit, Cybersecurity and Business Continuity, and Investment Risk Management. The Board also considered the role of the Pricing Committee in the valuation of the Funds’ portfolio instruments, including its role in determining fair values for securities pursuant

181

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)
October 31, 2022

to the Corporation’s Valuation Policies, and the new role of the Adviser as valuation designee on a going forward basis, as well as its role in selecting and monitoring pricing service providers and, foreign fair value service providers.

In addition, the Board considered that the Adviser manages the overall investment program of the Funds and that the Adviser keeps the Board informed of important developments affecting the Funds, both in connection with the Board’s annual review of the Investment Advisory Agreement and Sub-Advisory Agreements and at each Board meeting. The Board also noted that it received in-person or video conference reports from each Sub-Adviser on a rotating schedule. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation with Counsel to the Corporation and Counsel to the Independent Directors, as well as Counsel to the Independent Directors alone. The Board also considered the Adviser’s effectiveness in ensuring that the Funds are in compliance with their respective investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board further noted the Adviser’s and its affiliates’ efforts to oversee the Funds’ other service providers, including those providing administrative, accounting and custodial services.

Based on these factors, as well as other factors discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser and Sub-Advisers have been and continue to be satisfactory.

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of each of the Funds against securities benchmarks as well as against a competitive group of similar funds, based on, in part, information provided by an independent, third-party mutual fund data provider. The Board considered that for some Funds the investment strategy employed by the Fund was distinct from any securities benchmark and was different than that employed by other funds, making performance comparisons against benchmarks and industry peers less meaningful. The Board reviewed comparative performance over long-, intermediate- and short-term periods. In reviewing performance, the Board generally placed greater emphasis on longer-term performance than on shorter-term performance, taking into account that over short periods of time underperformance may be transitory. The Board also considered the performance of the Funds in the context of whether the Funds were meeting the expectations of Bessemer clients invested in the Funds. In this regard, the Board considered that the Fixed Income Fund, Municipal Bond Fund, New York Municipal Bond Fund and California Municipal Bond Fund were designed as conservative investment products and that clients were most interested in capital preservation when investing in those particular Funds. As a result, the Board determined that the Fixed Income Fund, Municipal Bond Fund, New York Municipal Bond Fund and California Municipal Bond Fund appeared to be meeting their investment objectives even though some Funds may have underperformed their competitive peer groups during certain periods.

The Board considered the performance of the Adviser and each of the Sub-Advisers both against comparative benchmarks as well as against similarly managed accounts, if applicable, managed by the Adviser and Sub-Advisers. When reviewing performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and differences in the investment mandate from that of the Funds. In evaluating the Funds’ performance, the Board also considered the principal role of the Funds as part of the asset allocation strategy for client accounts maintained by Bessemer and its affiliates.

(3) The cost of the advisory and sub-advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the level of the advisory and sub-advisory fees, the Board considered a number of factors. The Board’s analysis of each Fund’s advisory fees and expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to a peer group of similar funds and noted that each Fund’s advisory fee and expenses were generally in line with those of their representative group. The Board also noted the applicable advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain of the Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the Sub-Advisory Agreements with the Sub-Advisers, the Board noted that the Sub-Advisers’ fees were paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of the Sub-Advisers. The Board noted that Sub-Advisory fee levels were arrived at pursuant to an arms-length negotiation between the Adviser and each Sub-Adviser. The Board also considered fee data from the Sub-Advisers with respect to similarly managed accounts and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the fees charged in connection with the Funds. The Board also took into account the significant costs and risks assumed by the Adviser in connection with launching and maintaining the Funds, including entrepreneurial risks.

Based on this analysis as well as other factors described herein, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts maintained by Bessemer and its affiliates, the Board concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser and Sub-Advisers.

182

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)
October 31, 2022

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered the information provided by the Adviser relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to All Cap Core Fund, Fixed Income Fund, California Municipal Bond Fund, New York Municipal Bond Fund, Municipal Bond Fund and Credit Income Fund, and at $1.25 billion and $2.5 billion for the Large Cap Strategies Fund. The Board also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis. The Board also noted other areas where each Fund may share in economies of scale, including through potential lower fees charged by third-party service providers based on the combined size of the Funds.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser, the Sub-Advisers and their affiliates from the management of the Funds (such as soft-dollar credits), including the ability to market their advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board considered comparative information relating to the fees charged for these services and reviewed reports from the Adviser and its affiliates regarding their capabilities and experience in providing these services. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory and sub-advisory fees were reasonable in light of these fall-out benefits.

Conclusion

The Board, including all of the Independent Directors, concluded that the fees payable under the Investment Advisory Agreement and Sub-Advisory Agreements were fair and reasonable with respect to the services that the Adviser and each Sub-Adviser provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Counsel to the Corporation, in making this determination.

183

Investment Adviser:

Bessemer Investment Management LLC
1271 Avenue of the Americas
New York, NY 10020
(212) 708-9100

Distributor:

Foreside Funds Distributors LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodians:

Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095

Citibank, N.A.
388 Greenwich Street
New York, NY 10013

Administrator:

The Bank of New York Mellon
103 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm:

Ernst & Young LLP
One Manhattan West
New York, NY 10001

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

October 31, 2022

Cusip 680414307

Cusip 680414109

Cusip 680414604

Cusip 680414851

Cusip 680414406

Cusip 680414505

Cusip 680414877

Cusip 680414869

(OWF_A21-AR2022)

(10/22)

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 13(a)(1).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has four audit committee financial experts serving on its audit committee and those persons (Patricia L. Francy, Alexander Ellis III, J. David Officer and R. Keith Walton) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $666,490 in 2022 and $642,455 in 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $9,670 in 2022 and $9,300 in 2021. Fees for both 2022 and 2021 relate to the review of financial statement data incorporated in the Funds’ periodic N-1A filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $247,617 in 2022 and $307,523 in 2021. Fees for both 2022 and 2021 relate to the review of federal income and excise tax returns, review of capital gains distribution calculations and certain global tax compliance services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $48,255 in 2022 and $46,400 in 2021. Fees for both 2022 and 2021 relate to the review of holdings for the Funds’ affiliated custodian under Rule 17f-2.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before an auditor is engaged by the Funds to render audit services, the Audit Committee reviews and approves the engagement, including all related fees. The Audit Committee also reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Funds employ their auditor to render “permissible non-audit services” to the Funds, including all related fees. In addition, the Audit Committee reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, employ the Funds’ Auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Audit Committee considers whether the provision of such services does not impact the Auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $323,872 in 2022 and $380,953 in 2021.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)	A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-

15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable

(a)(2)(2)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Old Westbury Funds, Inc.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President and Chief Executive Officer
(Principal Executive Officer)

Date	January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President and Chief Executive Officer
(Principal Executive Officer)

Date	January 6, 2023

By (Signature and Title)*	/s/ Matthew A. Rizzi
Matthew A. Rizzi, Treasurer
(Principal Financial Officer)

Date	January 6, 2023

* Print the name and title of each signing officer under his or her signature.